SCHEDULE 14A

(Rule 14a−101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a−6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a−12

HIGHBURY FINANCIAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a−6(i)(1) and 0−11.

(1)	Title of each class of securities to which transaction applies:

       ___________

(2)	Aggregate number of securities to which transaction applies:

         _____________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0− 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        Average of high and low prices for common stock on ________, 2006 ($_____)

(4)	Proposed maximum aggregate value of transaction:

         $38,600,000

(5)	Total fee paid:

         $7,720

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0−11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

This proxy statement is dated ____________, 2006 and is first being mailed to Highbury stockholders on or about ____________, 2006.

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202

To the Stockholders of Highbury Financial Inc.:

You are cordially invited to attend the annual meeting of the stockholders of Highbury Financial Inc. ("Highbury") at 8:00 a.m., mountain time, on _________, 2006, at ____________________, Denver, Colorado ______.

At this meeting, you will be asked to consider and vote upon the following proposals:

(1) to adopt the Asset Purchase Agreement, dated as of April 20, 2006, among Highbury, Aston Asset Management LLC ("Aston"), ABN AMRO Asset Management Holdings, Inc. ("AAAMHI"), ABN AMRO Investment Fund Services, Inc. ("AAIFS"), ABN AMRO Asset Management, Inc. ("AAAMI"), Montag & Caldwell, Inc. ("Montag"), Tamro Capital Partners LLC ("TAMRO"), Veredus Asset Management LLC ("Veredus"), and River Road Asset Management, LLC ("River Road" and together with AAAMHI, AAIFS, AAAMI, Montag, TAMRO and Veredus individually referred to as a "Seller" and collectively as "Sellers"), and the transactions contemplated thereby - we refer to this proposal as the acquisition proposal;

(2) to approve an amendment to the certificate of incorporation of Highbury to remove the preamble and sections A through G, inclusive, of Article Fifth from the certificate of incorporation from and after the closing of the acquisition, as these provisions will no longer be applicable to Highbury - we refer to this proposal as the Article Fifth amendment; and

(3) to elect Russell L. Appel as Director to serve for a term of three years or until his successor is duly elected and qualified - we refer to this proposal as the director election proposal.

The first proposal must be approved by a majority of the votes cast by the holders of shares of common stock issued in our initial public offering ("IPO"). The second proposal must be approved by the holders of a majority of the outstanding shares of Highbury common stock as of the record date. The third proposal must be approved by a plurality of the votes cast in the election of directors at the annual meeting.

The adoption of the Article Fifth amendment and the director election proposal are not conditions to the acquisition proposal but, if the acquisition is not approved, the Article Fifth amendment will not be presented at the meeting for adoption.

Each Highbury stockholder who holds shares of common stock issued in Highbury's IPO has the right to vote against the acquisition proposal and demand that Highbury convert such stockholder's shares into cash equal to a pro rata portion of the funds held in the trust account including any interest earned on their pro rata share of the trust account (net of taxes payable) into which a substantial portion of the net proceeds of Highbury's IPO was deposited. As of _______, 2006, the record date for the meeting of stockholders, the conversion price was approximately $__________ in cash for each share of Highbury common stock. These shares will be converted into cash only if the acquisition is consummated. However, if the holders of 20% (1,548,667) or more shares of common stock issued in Highbury's IPO vote against the acquisition proposal and demand conversion of their shares no later than the close of the vote at the stockholder meeting, Highbury will not consummate the acquisition. Prior to exercising conversion rights, Highbury stockholders should verify the market price of Highbury's common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Shares of Highbury's common stock are currently quoted on the Over-the-Counter Bulletin Board under the symbol HBRF. On the record date, the last sale price of Highbury's common stock was $____.

Highbury's initial stockholders own an aggregate of approximately 19.6% of the outstanding shares of Highbury common stock, and have agreed to vote all of their shares on the acquisition proposal in accordance with the vote of the majority of the votes cast by the holders of shares issued in the IPO. The initial stockholders have also indicated that they intend to vote "FOR" the Article Fifth amendment and the director election proposal.

Highbury's board of directors has determined that the acquisition proposal is fair to and in the best interests of Highbury and its stockholders. Highbury's board of directors has also determined that the Article Fifth amendment and the director election proposal are also in the best interests of Highbury's stockholders. Highbury's board of directors unanimously recommends that you vote or give instruction to vote "FOR" the adoption of the acquisition proposal, the Article Fifth amendment, and the director election proposal.

Enclosed is a notice of annual meeting and proxy statement containing detailed information concerning the acquisition proposal and the transactions contemplated by the acquisition, as well as detailed information concerning the Article Fifth amendment and the director election proposal. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully.

Your vote is important. Whether you plan to attend the annual meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

I look forward to seeing you at the meeting.

Sincerely,

Richard S. Foote,
President and Chief Executive Officer

Neither the Securities and Exchange Commission, nor any state securities commission has determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

SEE "RISK FACTORS" FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE ACQUISITION.

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2006

TO THE STOCKHOLDERS OF HIGHBURY FINANCIAL INC. :

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Highbury Financial Inc. ("Highbury"), a Delaware corporation, will be held at 8:00 a. m. mountain time, on ________, 2006, at ______________________, Denver, Colorado _______ for the following purposes:

(1) to consider and vote upon the adoption of the Asset Purchase Agreement, dated as of April 20, 2006, among Highbury, Aston Asset Management LLC ("Aston"), ABN AMRO Asset Management Holdings, Inc. ("AAAMHI"), ABN AMRO Investment Fund Services, Inc. ("AAIFS"), ABN AMRO Asset Management, Inc., ("AAAMI"), Montag & Caldwell, Inc., ("Montag"), Tamro Capital Partners LLC, ("TAMRO"), Veredus Asset Management LLC, ("Veredus"), and River Road Asset Management, LLC, ("River Road" and together with AAAMHI, AAIFS, AAAMI, Montag, TAMRO and Veredus individually referred to as a "Seller" and collectively as "Sellers") and the transactions contemplated thereby;

(2) to consider and vote upon an amendment to the certificate of incorporation of Highbury to remove the preamble and sections A through G, inclusive, of Article Fifth from the certificate of incorporation from and after the closing of the acquisition, as these provisions will no longer be applicable to Highbury; and

(3) to elect Russell L. Appel as Director to serve for a term of three years or until his successor is duly elected and qualified.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Highbury's common stock at the close of business on __________, 2006 are entitled to notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements of the annual meeting. Only the holders of record of Highbury common stock on that date are entitled to have their votes counted at the Highbury annual meeting and any adjournments or postponements of it. Highbury will not transact any other business at the annual meeting except for business properly brought before the annual meeting or any adjournment or postponement of it by Highbury's board of directors.

A complete list of Highbury stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the principal executive offices of Highbury for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

Your vote is important regardless of the number of shares you own. The first proposal must be approved by a majority of the votes cast by the holders of shares of common stock issued in the IPO. The second proposal must be approved by the holders of a majority of the outstanding shares of Highbury common stock as of the record date. The third proposal must be approved by a plurality of the votes cast in the election of directors at the annual meeting.

All Highbury stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Highbury common stock, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

The board of directors of Highbury unanimously recommends that you vote "FOR" each of the proposals, which are described in detail in the accompanying proxy statement.

By Order of the Board of Directors

___________, 2006

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v

ANNEXES

A. Asset Purchase Agreement
B. Side Letter Agreement among Highbury, Aston and Veredus
C. Side Letter Agreement among Highbury, Aston and River Road
D. Side Letter Agreement among Highbury, Aston and Montag
E. Side Letter Agreement among Highbury, Aston and AAAMHI
F. Second Restated Certificate of Incorporation
G. Fairness Opinion issued to Highbury
H. Amended and Restated Limited Liability Company Agreement of Aston

SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION

•
Pursuant to the asset purchase agreement, and subject to the satisfaction of the conditions set forth in the agreement, Highbury will acquire, through its affiliate, Aston Asset Management LLC, or Aston, substantially all of the Sellers' business of providing investment advisory, administration, distribution and related services to the U.S. mutual funds specified in the asset purchase agreement, which we sometimes refer to as the acquired business. See the section entitled "The Asset Purchase Agreement".

•
The parties to the asset purchase agreement are Highbury, Aston, ABN AMRO Asset Management Holdings, Inc, ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., Tamro Capital Partners LLC, Veredus Asset Management LLC, and River Road Asset Management, LLC. See the section entitled "The Asset Purchase Agreement".

•
Pursuant to the asset purchase agreement and subject to the conditions set forth therein, Aston will become the adviser to 19 no-load mutual funds, consisting of 15 equity funds and four fixed income funds with approximately $6.0 billion of assets under management as of March 31, 2006. See the section entitled "Acquired Business".

•	Highbury will make a capital contribution to Aston of $38.6 million to pay the purchase price under the asset purchase agreement. See the section entitled "The Asset Purchase Agreement".

•
Highbury owns 65% of Aston and delegates the day-to-day operations of Aston to the management members who own 35% of Aston and will operate the acquired business following the acquisition. Following the closing of the acquisition, 18.2% of the total revenues of Aston will be allocated to Highbury and distributions to Highbury will have priority over distributions to other members. See the section entitled "Aston Limited Liability Company Agreement".

•
Aston will be managed by a management committee consisting of Stuart Bilton, Kenneth Anderson and Gerald Dillenburg. Certain actions taken by Aston require the consent of Highbury as manager member of Aston. See the section entitled "Aston Limited Liability Company Agreement-Management of Aston".

•
In addition to voting on the acquisition, the stockholders of Highbury will vote on a proposal to amend Highbury's certificate of incorporation to delete certain provisions that will no longer be applicable after the acquisition. See the section entitled "Article Fifth Amendment Proposal".

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q. Why am I receiving this proxy statement?
A.  Highbury is holding the annual meeting of its stockholders to obtain approvals of the proposed acquisition, the amendment to the certificate of incorporation and the election of Russell L. Appel as a director. This proxy statement contains important information about these proposals. You should read it carefully.

Highbury, Aston and the Sellers have agreed to a business combination under the terms of the asset purchase agreement, dated April 20, 2006, that is described in this proxy statement. This agreement is referred to as the asset purchase agreement. We encourage you to review the asset purchase agreement, as amended, a copy of which is attached to this proxy statement as Annex A.

In order to complete the acquisition, a majority of the votes cast by the holders of shares of common stock issued in our initial public offering, or the IPO, must vote to approve the asset purchase agreement. Highbury stockholders will also be asked to vote to approve an amendment to Highbury's certificate of incorporation to make certain modifications to Article Fifth thereof and to elect Russell L. Appel as Director, but such approvals are not a condition to the acquisition. In order to approve the amendment to the certificate of incorporation, the holders of a majority of the outstanding shares of Highbury common stock as of the record date, must vote to approve the amendment. Highbury's amended and restated certificate of incorporation, as it will appear if the amendment to its certificate of incorporation is approved, is annexed as Annex F hereto. In order to elect Russell L. Appel as Director, the election must be approved by a plurality of the votes cast in the election of directors at the annual meeting.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

Q. Why is Highbury proposing the acquisition?
A.  Highbury was organized for the purpose of acquiring or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more financial services businesses. Highbury has entered into the asset purchase agreement to acquire substantially all of the acquired business through Aston which will act as advisor to the mutual funds. The acquired business manages 19 no-load mutual funds, consisting of 15 equity funds and four fixed income funds with approximately $6.0 billion of assets under management as of March 31, 2006. Aston intends to seek to expand its assets under management with a combination of internal growth, new product development and accretive acquisitions.

Q. What is being voted on?
A.  There are three proposals on which the Highbury stockholders are being asked to vote. The first proposal is to adopt and approve the asset purchase agreement and the transactions contemplated thereby. We refer to this proposal as the acquisition proposal.

The second proposal is to approve an amendment to the certificate of incorporation to remove the preamble and sections A through G, inclusive, of Article Fifth from the Certificate of Incorporation from and after the closing. The items being removed will no longer be operative upon consummation of the acquisition; therefore, this amendment is being proposed to revise the certificate of incorporation on a going-forward basis. We refer to this proposal as the Article Fifth amendment.

The third proposal is to elect Russell L. Appel as Director. We refer to this proposal as the director election proposal.

Q. What is the makeup of the board of directors and how often are members elected?
A.   Our board of directors currently has three members, one of whom is up for election. One director stands for election each year. The term of office of the first class of directors, consisting of Russell L. Appel, will expire at our first annual meeting of stockholders on [__________]. The term of office of the second class of directors, consisting of R. Bruce Cameron, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Richard S. Foote, will expire at the third annual meeting. Each of our current directors has served on our board since our inception on July 13, 2005. Should Mr. Appel be elected, his term will expire at the annual meeting held in 2009.

Q. What if a nominee is unwilling or unable to serve?	A. That is not expected to occur. If it does, proxies voted in favor of the original nominee will be voted for a substitute director nominated by the board of directors.

Q. How are directors compensated?	A. During the fiscal year ended December 31, 2005, the directors did not receive any compensation for their service as members of the board of directors.

Q. How often did the board meet in 2005?	A. In 2005, the board of directors acted by written consent and held no meetings.

Q. Does Highbury have a policy with regard to board members' attendance at annual meetings?	A. Our directors are encouraged, but not required, to attend the annual shareholders meeting.

Q. What vote is required in order to adopt the acquisition proposal?
A.   The approval of the acquisition will require the affirmative vote of holders of a majority of the votes cast by the holders of shares of Highbury's common stock issued in our IPO. If the holders of 20% or more of the shares of the common stock issued in Highbury's IPO, pursuant to its prospectus, dated January 25, 2006, vote against the acquisition and demand that Highbury convert their shares into a pro rata portion of Highbury's trust account, calculated as of two business days prior to the consummation of the proposed business combination and net of taxes payable, then the acquisition will not be consummated. No vote of the holders of Highbury's warrants is necessary to adopt the acquisition proposal, the Article Fifth amendment or the director election proposal and Highbury is not asking the warrant holders to vote on the acquisition proposal, the Article Fifth amendment, or the director election proposal. The approval of the Article Fifth amendment and the director election proposal are not conditions to the consummation of the acquisition. If the acquisition proposal is not approved, however, the Article Fifth amendment will not be presented for approval.

Q. What vote is required in order to adopt the Article Fifth amendment?
A.   The approval of the Article Fifth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Highbury's common stock. The approval of the Article Fifth amendment is not a condition to the consummation of the acquisition.

Q. What vote is required in order to adopt the director election proposal?
A.   The approval of the director election proposal will require a plurality of the votes cast in the election of directors at the annual meeting. The approval of the director election proposal is not a condition to the consummation of the acquisition

Q. Does the Highbury board recommend voting in favor of the acquisition proposal, the Article Fifth amendment and the director election proposal?
A.   Yes. After consideration of the terms and conditions of the asset purchase agreement, the amendments to the certificate of incorporation and the director election proposal, the board of directors of Highbury has determined that the acquisition and the transactions contemplated thereby are fair to and in the best interests of Highbury and its stockholders. The board of directors of Highbury has also determined that the amendments to the certificate of incorporation and the director election proposal are in the best interests of Highbury and its stockholders. The Highbury board of directors recommends that Highbury stockholders vote FOR each of (i) the acquisition proposal, (ii) the Article Fifth amendment, and (iii) the director election proposal. The members of Highbury's board of directors have interests in the acquisition that are different from, or in addition to, your interests as a stockholder. For a description of such interests, please see the section entitled "Summary of the Proxy Statement - Interests of Highbury Directors and Officers in the Acquisition."

For a description of the factors considered by Highbury's board of directors in making its determination, see the section entitled "Highbury Board of Directors' Reasons for Approval of the Acquisition."

Highbury has obtained an opinion from Capitalink, L.C., or Capitalink, that the acquisition consideration is fair, from a financial point of view, to the stockholders of Highbury. For a description of the fairness opinion and the assumptions made, matters considered and procedures followed by Capitalink in rendering such opinion, see the section entitled "Fairness Opinion."

Q. What will happen in the proposed acquisition?
A.  As a consequence of the acquisition, the acquired business will be owned by Aston, which will act as advisor to the mutual funds. The mutual funds will be re-branded The Aston Funds. Highbury is the manager member of Aston, owns 65% of the membership interests of Aston, and delegates the day-to-day operating authority to the Aston management members who hold a minority interest in Aston.

Q. How do the Highbury insiders intend to vote their shares?
A.  All of the Highbury Inside Stockholders (including all of Highbury's directors and executive officers and their affiliates) have agreed to vote the shares held by them on the acquisition proposal in accordance with the majority of the votes cast by the holders of shares of common stock issued in the IPO. In accordance with the recommendations of our board of directors, the Highbury Inside Stockholders will vote all shares they own for the Article Fifth amendment and the director election proposal.

Q. What will I receive in the proposed acquisition?	A. Highbury stockholders will receive nothing in the acquisition. Highbury stockholders will continue to hold the shares of Highbury common stock that they owned prior to the acquisition.

Q. What will the Sellers receive in the proposed acquisition?	A. The Sellers will receive an aggregate cash payment of $38.6 million for the acquired business, subject to certain post-closing adjustments. See the section entitled "Acquisition Consideration."

Q. How much of Aston will Highbury own after the acquisition?	A. Highbury will own 65% of the membership interests of Aston after the acquisition. The remaining 35% of the membership interests will be owned by the Aston management members after the acquisition.

Q. What rights does Highbury have to Aston's revenues?
A.   Pursuant to the limited liability company agreement of Aston, 72% of the revenues (which is referred to as the Operating Allocation) of Aston is allocated for use by the management of Aston to pay the operating expenses of Aston, including salaries and bonuses. The remaining 28% of the revenues (which is referred to as the Owners' Allocation) of Aston is allocated to the owners of Aston. The Owners' Allocation is allocated among the members of Aston according to their relative ownership interests. Thus, Highbury is allocated 18.2% of the total revenues of Aston and the Aston management team is allocated 9.8% of the total revenues of Aston. Highbury's contractual share of revenues has priority over any distribution to Aston management members and Highbury must be made whole for any reduction to its prior revenue share before any distributions are made to Aston management members.

Q. Do I have conversion rights?
A.   If you hold shares of common stock issued in Highbury's IPO, then you have the right to vote against the acquisition proposal and demand that Highbury convert such shares into a pro rata portion of the trust account (including any interest earned on your pro rata share of the trust account (net of taxes payable)) in which a substantial portion of the net proceeds of Highbury's IPO are held. We sometimes refer to these rights to vote against the acquisition and demand conversion of the shares into a pro rata portion of the trust account as conversion rights.

Q. How do I exercise my conversion rights?
A.   If you wish to exercise your conversion rights, you must affirmatively vote against the acquisition proposal and demand that Highbury convert your shares into cash prior to the close of the vote at the stockholder meeting. Any action that does not include an affirmative vote against the acquisition will prevent you from exercising your conversion rights. You may demand conversion either by checking the box on the proxy card or by submitting your request in writing to Highbury at the address listed below. If you (i) initially vote for the acquisition proposal but then wish to vote against it and exercise your conversion rights or (ii) initially vote against the acquisition proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to Highbury to exercise your conversion rights or (iii) initially vote against the acquisition proposal but later wish to vote for it, you may request that Highbury send you another proxy card on which you may indicate your intended vote and, if that vote is against the acquisition proposal, exercise your conversion rights by checking the box provided for such purpose on the proxy card. Any corrected or changed proxy card or written demand for conversion rights must by received by Highbury prior to the close of the vote at the annual meeting. You may also attend the stockholder meeting and vote in person by ballot. However, if your shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. This is the only way we can be sure that the broker, bank or other nominee has not already voted your shares.

        If, notwithstanding your negative vote, the acquisition is completed, then you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon (net of taxes payable), calculated as of two business days prior to the consummation of the acquisition. As of the record date, there was approximately $___________ in trust, so you will be entitled to convert each share of common stock that you hold into approximately $__________. If you exercise your conversion rights, then you will be exchanging your shares of Highbury common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the acquisition, demand that Highbury convert such stockholder's shares into cash equal to a pro rata portion of the funds held in the trust account (net of taxes payable) prior to the close of the vote at the stockholder meeting, continue to hold these shares through the closing of the acquisition and then tender your stock certificate.

Q. What happens to the Highbury warrants I hold if I vote against the acquisition proposal and elect to convert my shares of common stock?
A.  Exercise of your conversion rights does not result in either the conversion or loss of your warrants. Your warrants will continue to be outstanding following the conversion of your common stock. However, in the event that Highbury does not consummate a business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, Highbury will be required to dissolve and liquidate and your Highbury warrants will become worthless.

Q. What if I object to the proposed acquisition? Do I have appraisal rights?	A. Highbury stockholders do not have appraisal rights in connection with the acquisition under applicable Delaware corporation law.

Q. What happens to the funds in the trust account after consummation of the acquisition?
A.  Upon consummation of the acquisition, Highbury stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds in the trust account including any interest earned on their share of the trust account (net of taxes payable). Highbury will contribute $38.6 million of the funds in the trust account to Aston as a capital contribution to pay the purchase price to the Sellers for the acquired business and will pay ThinkEquity Partners LLC, or TEP, and EarlyBird Capital, Inc., or EBC, an aggregate of $673,333, plus accrued interest (net of taxes payable), less approximately $0.11 for each share of Highbury's common stock that is converted, in connection with their deferred non-accountable expense allowance from Highbury's IPO. The balance, if any, will be released to Highbury to be used for working capital and to pay any post-closing adjustment to the purchase price.

Q. Who will manage Highbury?
A.  All of Highbury's current officers and directors will continue in their current positions after the acquisition. However, Russell L. Appel's position is subject to approval of the director election proposal.

Q. Who will manage Aston?
A.  A management committee consisting of Stuart Bilton, Kenneth Anderson and Gerald Dillenburg will generally manage the day-to-day affairs of Aston, subject to Highbury's consent as the manager member in certain instances. In addition, Stuart Bilton will serve as Chairman and Chief Executive Officer; Kenneth Anderson will serve as President; Gerald Dillenburg will serve as Chief Financial Officer and Chief Compliance Officer; and Christine Dragon will serve as Chief Administrative Officer. See the section entitled "Aston Limited Liability Company Agreement — Management of Aston."

Q. What happens if the acquisition is not consummated?
A.  If the acquisition is not consummated by January 31, 2008 and if Highbury does not otherwise consummate a business combination by July 31, 2007 by locating another acquisition target, subject to extension under certain circumstances to January 31, 2008, Highbury will be required to dissolve and liquidate. In any liquidation, the funds held in the trust account, plus any net interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets, will be distributed pro rata to the holders of Highbury's common stock acquired in Highbury's IPO. Holders of Highbury common stock acquired prior to the IPO and in the private placement which occurred contemporaneously with the IPO, including all of Highbury's officers and directors, have waived any right to any liquidation distribution with respect to those shares. In a liquidation, holders of Highbury's outstanding warrants would not receive any value for their warrants and the warrants will expire.

Q. When do you expect the acquisition to be completed?
A.  It is currently anticipated that the acquisition will be consummated promptly following the Highbury annual meeting on ________, 2006. For a description of the conditions to completion of the acquisition, see the section entitled "The Asset Purchase Agreement — Conditions to Closing of the Acquisition."

Q. What do I need to do now?
A.  Highbury urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the acquisition will affect you as a stockholder of Highbury. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?
A.  If you are a holder of record of Highbury common stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying preaddressed postage paid envelope. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares.

Q. If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?
A.  No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q. What will happen if I abstain from voting or fail to vote?
A.  An abstention will have the same effect as a vote against the acquisition and the director election proposal, but will not have the effect of converting your shares of common stock into a pro rata portion of the trust account (net of taxes payable). An abstention or failure to vote will also have the effect of voting against Article Fifth amendment.

Q. Can I change my vote after I have mailed my signed proxy or direction form?
A.  Yes. Send a later-dated, signed proxy card to Highbury's secretary at the address of Highbury's corporate headquarters prior to the date of the annual meeting or attend the annual meeting in person and vote by ballot. You also may revoke your proxy by sending a notice of revocation to Highbury's secretary.

Q. Do I need to send in my stock certificates?
A.  Highbury stockholders who do not elect to have their shares converted into a pro rata share of the trust account (net of taxes payable) should not submit their stock certificates now or after the acquisition, because their shares will not be converted or exchanged in the acquisition.

Highbury stockholders who elect to have their shares converted should continue to hold their shares through the closing of the acquisition and then tender their stock certificates to Highbury. See the section entitled "Annual Meeting of Highbury Stockholders - Conversion Rights."

Q. What should I do if I receive more than one set of voting materials?
A.  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Highbury shares.

Q. Will there be any material differences in the rights of Highbury's security holders as a result of the acquisition?	A. No. There will be no material differences in the rights of Highbury's security holders as a result of the acquisition.

Q. What are the federal income tax consequences of the acquisition?	A. No gain or loss will be recognized by Highbury or its stockholders as a result of the acquisition.

A stockholder of Highbury who exercises conversion rights and effects a termination of the stockholder's interest in Highbury will generally be required to recognize capital gain or loss upon the exchange of that stockholder's shares of common stock of Highbury for cash, if such shares were held as a capital asset on the date of the acquisition. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder's shares of Highbury common stock. No gain or loss will be recognized by non-converting stockholders of Highbury as a result of the acquisition.

For a description of the material federal income tax consequences of the acquisition, please see the information set forth in "Material Federal Income Tax Consequences of the Acquisition."

Q. Who can help answer my questions?	A. If you have questions about the acquisition or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Richard S. Foote Highbury Financial Inc. 999 Eighteenth Street, Suite 3000 Denver, CO 80202 Tel: (303) 357-4802

You may also obtain additional information about Highbury from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled "Where You Can Find More Information."

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the acquisition, you should read this entire document carefully, including the asset purchase agreement attached as Annex A to this proxy statement, the relevant side letters attached as Annexes B through E to this proxy statement, the Second Restated Certificate of Incorporation attached as Annex F, the fairness opinion attached as Annex G and the limited liability company agreement of Aston attached as Annex H to this proxy statement. We encourage you to read the asset purchase agreement, side letters and limited liability company agreement carefully. They are the legal documents that govern the acquisition and the other transactions contemplated by the asset purchase agreement. They are also described in detail elsewhere in this proxy statement.

Highbury Financial Inc.

Highbury is a blank check company organized as a corporation under the laws of the State of Delaware on July 13, 2005. It was formed for the purpose of acquiring or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more financial services businesses. On January 31, 2006, it consummated a private placement to its officers and directors with proceeds of $1,000,002 and an IPO of its equity securities from which it derived proceeds, net of costs and expenses, of approximately $42.8 million for a total of approximately $43.8 million. Approximately $43.3 million of the net proceeds of the IPO and private placement, as well as $673,333 of deferred compensation to TEP and EBC from the IPO, were placed in a trust account. Such funds, with the interest earned thereon (net of taxes payable), will be released to Highbury upon consummation of the acquisition, less (a) any amount payable to Highbury stockholders that vote against the acquisition and elect to exercise their conversion rights and (b) an aggregate payment of $673,333, plus accrued interest (net of taxes payable), to TEP and EBC, less approximately $0.11 for each share of Highbury's common stock that is converted.

The remainder of the net proceeds of the IPO, or approximately $1,167,348, has been and will be used by Highbury to pay the expenses incurred in its pursuit of a business combination. As of March 31, 2006, Highbury had spent approximately $169,413 of that amount. In addition, as of March 31, 2006, Highbury has accrued expenses, excluding income taxes payable, of $315,241 related to the investigation and pursuit of the transaction with the Sellers, as well as general and administrative expenses. Other than its fundraising activities and the pursuit of a business combination, Highbury has not engaged in any business to date.

If Highbury does not consummate a business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, or this acquisition by January 31, 2008, then, it will dissolve and promptly distribute to its public stockholders the amount in its trust account including any interest earned thereon (net of taxes payable) plus remaining net assets after payment of its liabilities from non-trust account funds.

The Highbury common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and two warrants to purchase common stock) are currently quoted on the Over-the-Counter Bulletin Board (OTCBB) under the symbols HBRF for the common stock, HBRFW for the warrants and HBRFU for the units.

The mailing address of Highbury's principal executive office is 999 Eighteenth Street, Suite 3000, Denver, CO 80202 and its telephone number is (303) 357−4802.

The Acquisition

The asset purchase agreement provides for a business combination transaction by means of an acquisition of substantially all of the acquired business by Highbury through Aston, a majority-owned Delaware limited liability company.

Highbury, Aston and the Sellers plan to complete the acquisition promptly after the Highbury annual meeting, provided that:

•	Highbury's stockholders have approved the acquisition proposal;

•	holders of 20% or more of the shares of common stock issued in Highbury's IPO have not voted against the acquisition proposal and demanded conversion of their shares into cash; and

•	the other conditions specified in the asset purchase agreement have been satisfied or waived.

Highbury's Recommendations to Stockholders

After consideration of the terms and conditions of the asset purchase agreement, the Article Fifth amendment and the director election proposal, the board of directors of Highbury has determined that the acquisition and the transactions contemplated thereby are fair to and in the best interests of Highbury and its stockholders. The board of directors of Highbury has also determined that the Article Fifth amendment and the director election proposal are in the best interests of Highbury and its stockholders. In reaching its decision with respect to the acquisition and the transactions contemplated thereby, the board of directors of Highbury reviewed various industry and financial data and the due diligence and evaluation materials in order to determine that the consideration to be paid to the Sellers was reasonable. Further, Highbury has received an opinion from Capitalink, annexed as Exhibit G hereto, that, in its opinion, the acquisition consideration is fair to Highbury's stockholders from a financial point of view. Accordingly, Highbury's board of directors recommends that Highbury stockholders vote:

•	FOR the acquisition proposal;

•	FOR the Article Fifth amendment; and

•	FOR the director election proposal.

The Article Fifth Amendment

The amendment to Highbury's certificate of incorporation is being proposed, upon consummation of the acquisition, to eliminate certain provisions which are applicable to Highbury only prior to its completion of a business combination. As a result of the amendment, after the acquisition, Article Fifth of the certificate of incorporation will be deleted.

The Director Election Proposal

The director election proposal is being proposed to elect Russell L. Appel as Director. The term of office of Mr. Appel, a member of the first class of directors, will expire at the annual meeting. Mr. Appel has served on our board of directors since inception.

Aston Limited Liability Company Agreement

Highbury formed Aston Asset Management LLC on April 19, 2006 and became the sole member of Aston. In connection with Highbury and Aston entering into the asset purchase agreement, the limited liability company agreement of Aston was amended and each of Stuart Bilton, Kenneth Anderson, Gerald Dillenburg, Christine Dragon, Joseph Hays, Betsy Heaberg, David Robinow and John Rouse (collectively referred to herein as the Aston management members) was admitted as a member of Aston. Highbury owns 65% of the membership interests of Aston and the Aston management members own 35% of the membership interests of Aston. Upon the consummation of the acquisition, as a result of this amendment to the limited liability company agreement to admit the new members, Highbury will incur a one-time non-cash compensation expense of approximately $2.7 million.

Pursuant to the limited liability company agreement, 72% of the revenues, or the Operating Allocation, of Aston is allocated for use by the Aston management members to pay operating expenses of Aston, including salaries and non-management member bonuses. The remaining 28% of the revenues, or Owners' Allocation, of Aston is allocated to the owners of Aston. The Owners' Allocation is allocated among the members of Aston according to their relative ownership interests. Currently, 18.2% of total revenues is allocated to Highbury and 9.8% of total revenues is allocated to the Aston management members.

Highbury's contractual share of revenues has priority over the distributions to the Aston management members in the event Aston's actual operating expenses exceed the Operating Allocation. As a result, excess expenses first reduce the portion of the Owners' Allocation allocated to the Aston management members until the Aston management members' allocation is eliminated, then Highbury's allocation is reduced. Any reduction in the revenues to be paid to Highbury is required to be paid to Highbury out of any future excess Operating Allocation and the portion of future Owners' Allocation allocated to the Aston management members with interest.

Management of Highbury and Aston

As a result of the acquisition, Aston will own substantially all of the Sellers' business of providing investment advisory, administration, distribution and related services to the U.S. mutual funds specified in the asset purchase agreement, or the Target Funds. Aston will act as advisor to the mutual funds, which will be re-branded The Aston Funds. Highbury is the manager member and holds 65% of the membership interests of Aston and the Aston management members hold the remaining 35% of the members interests.

The board of directors and officers of Highbury will remain unchanged following the acquisition. Aston will be managed by a management committee consisting of Stuart Bilton, Kenneth Anderson and Gerald Dillenburg. The primary officers of Aston will be Stuart Bilton, Chairman and Chief Executive Officer; Kenneth Anderson, President; Gerald Dillenburg, Chief Financial Officer and Chief Compliance Officer; and Christine Dragon, Chief Administrative Officer. Certain actions taken by Aston require the consent of Highbury as manager member of Aston. See the section entitled "Aston Limited Liability Company Agreement – Management of Aston".

Highbury Inside Stockholders

On the record date, directors and executive officers of Highbury and their affiliates (referred to herein as the Highbury Inside Stockholders) beneficially owned and were entitled to vote 1,891,667 shares, or approximately 19.6% of Highbury's outstanding common stock. These shares were issued to the Highbury Inside Stockholders prior to Highbury's IPO and in the private placement that occurred contemporaneously with the IPO. In connection with its IPO, Highbury, TEP and EBC, the underwriters of the IPO, entered into agreements with each of the Highbury Inside Stockholders pursuant to which each Highbury Inside Stockholder agreed to vote the shares of Highbury common stock owned by him, including any shares acquired in, or following the IPO, on the acquisition proposal in accordance with the majority of votes cast by the holders of shares of common stock issued in the IPO. The Highbury Inside Stockholders also, in connection with the IPO, placed the shares acquired prior to the IPO, other than the shares underlying the 166,667 units the Highbury Inside Stockholders purchased in the private placement, in escrow until January 31, 2009. In addition, the 166,667 units and shares and warrants comprising those units purchased by the Highbury Inside Stockholders in the private placement may not be sold, assigned or transferred until after the successful completion of a business combination by Highbury.

Acquisition Consideration

At the closing, Highbury will make a capital contribution to Aston of $38.6 million in cash and Aston and Highbury will collectively pay $38.6 million in cash to AAAMHI. The asset purchase agreement provides for a contingent adjustment payment payable in cash shortly after the second anniversary of the closing of the acquisition as follows. In the event the annualized investment advisory fee revenue generated under investment advisory contracts between Aston and the Sellers applicable to the Target Funds for the six months prior to the second anniversary of the date of the closing of the acquisition, or the Target Revenue:

•	exceeds $41.8 million, Aston and Highbury will collectively pay to AAAMHI the difference between the Target Revenue and $41.8 million, up to a total aggregate payment of $3.8 million, or

•	is less than $34.2 million, AAAMHI will pay to Aston and Highbury the difference between the $34.2 million and the Target Revenue, up to a total aggregate payment of $3.8 million.

Fairness Opinion

Pursuant to an engagement letter dated April 28, 2006, we engaged Capitalink to render an opinion that the acquisition consideration is fair to our stockholders from a financial point of view and that the fair market value of the acquired business is at least equal to 80% of our net assets. Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructuring, private placements and for other purposes. Our board of directors determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in such matters. We paid Capitalink a non-contingent fee in connection with the preparation and issuance of its opinion and will reimburse Capitalink for its reasonable out-of-pocket expenses, including attorneys' fees. We have also agreed to indemnify Capitalink against certain liabilities that may arise out of the rendering of the opinion.

Capitalink delivered its written opinion to our board of directors on May 31, 2006, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the acquisition consideration is fair to our stockholders from a financial point of view, and (ii) the fair market value of the acquired business is at least equal to 80% of our net assets. The amount of such consideration was determined pursuant to negotiations between us and the Sellers and not pursuant to recommendations of Capitalink. The full text of Capitalink's written opinion, attached hereto as Annex G, is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Capitalink's opinion is addressed to our board of directors only and does not constitute a recommendation to any of our stockholders as to how such stockholders should vote with respect to the acquisition proposal and the transactions contemplated thereby.

Approval of the Shareholders and Trustees of the Target Funds

The Sellers have agreed in the asset purchase agreement to use their reasonable best efforts to cause the shareholders and trustees of the Target Funds to approve the acquisition and to hold a shareholder meeting as promptly as practicable, but no later than November 30, 2006, to obtain shareholder approval for the acquisition. The trustees of the Target Funds approved the acquisition on May 9, 2006.

Indemnification of Highbury

Subject to limited exceptions, Aston and Highbury's sole remedy for its rights to indemnification under the asset purchase agreement is $9,000,000, subject to adjustment in the event of any contingent adjustment payment described above. Claims for indemnification may be asserted by Highbury and Aston once the damages exceed $300,000, at which time all claims (including those less than $300,000) may be asserted. However, claims with respect to a deficiency in the amount of working capital to be delivered at the closing are not subject to this threshold. The representations and warranties in the asset purchase agreement shall survive the closing and remain in full force and effect for a period of 24 months.

Date, Time and Place of Annual Meeting of Highbury's Stockholders

The annual meeting of the stockholders of Highbury will be held at 8:00 a.m., mountain time, on _________, 2006, _______________, Denver, Colorado, ______ to consider and vote upon the acquisition proposal, the Article Fifth amendment and the director election proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting if you owned shares of Highbury common stock at the close of business on _________, 2006, which is the record date for the annual meeting. You will have one vote for each share of Highbury common stock you owned at the close of business on the record date. On the record date, there were _______ shares of Highbury common stock outstanding. Highbury warrants do not have voting rights.

Quorum and Vote of Highbury Stockholders

A quorum of Highbury stockholders is necessary to hold a valid meeting. A quorum will be present at the Highbury annual meeting if a majority of the issued and outstanding shares entitled to vote at the meeting are represented in person or by proxy.

•
The approval of the acquisition proposal will require the affirmative vote of a majority of the votes cast by the holders of shares of common stock issued in the IPO. The acquisition will not be consummated if the holders of 20% (1,548,667 shares) or more of the common stock issued in Highbury's IPO vote against the acquisition proposal and exercise their conversion rights. Abstentions, but not broker non-votes, will count as present for the purpose of establishing a quorum.

•
The approval of the Article Fifth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Highbury common stock on the record date. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•
The approval of the director election proposal will require a plurality of the votes cast in the election of directors at the annual meeting. Abstentions, but not broker non-votes, will count as present for the purposes of establishing a quorum.

Abstentions will have the same effect as a vote "AGAINST" the acquisition proposal, the Article Fifth amendment and the director election proposal. Broker non-votes will not have the effect of a vote "AGAINST" the acquisition proposal or the director election proposal but will have the effect of a vote "AGAINST" the Article Fifth amendment. Please note that you cannot seek conversion of your shares unless you affirmatively vote against the acquisition.

Relation of Proposals

The approval of the Article Fifth amendment and the director of election proposal are not conditions to the consummation of the acquisition. If the acquisition proposal is not approved, the Article Fifth amendment will not be presented at the meeting for adoption.

Conversion Rights

Pursuant to Highbury's certificate of incorporation, a holder of shares of Highbury's common stock issued in its IPO may, if the stockholder votes against the acquisition, demand that Highbury convert such shares into cash. This demand must be made in writing prior to the close of the vote at the stockholder meeting. Demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided. If properly demanded, Highbury will convert each share of common stock into a pro rata portion of the trust account including any interest earned on the stockholder's pro rata share of the trust account (net of taxes payable), calculated as of two business days prior to the consummation of the proposed business combination. This is expected to amount to approximately $____ per share of Highbury's common stock on the date that is two business days prior to the closing of the acquisition. An improperly made demand for conversion may be remedied at any time until the close of the vote at the stockholder meeting. If you exercise your conversion rights, then you will be exchanging your shares of Highbury common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you vote against the acquisition, properly demand conversion, continue to hold these shares through the effective time of the acquisition and then tender your stock certificate to Highbury. If the acquisition is not completed, these shares will not be converted into cash. If we are unable to complete the acquisition by January 31, 2008, or another business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, we will be forced to dissolve and liquidate and we expect that all public stockholders will receive at least the amount they would have received if they sought conversion of their shares and we consummated the acquisition.

The acquisition will not be consummated if the holders of 20% (1,548,667 shares) or more of the common stock issued in Highbury's IPO exercise their conversion rights.

Appraisal Rights

Highbury stockholders do not have appraisal rights in connection with the acquisition.

Proxies

Proxies may be solicited by mail, telephone or in person. We expect to engage Morrow & Co., Inc., or Morrow & Co., to assist us in the solicitation of proxies.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy at or before the annual meeting.

TEP and EBC, the underwriters of Highbury's IPO, assisted Highbury in holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Highbury securities, regarding the acquisition. Upon consummation of the acquisition, Highbury will pay TEP and EBC an aggregate of $673,333, plus accrued interest (net of taxes payable), less approximately $0.11 per share of Highbury common stock that is converted, in connection with the deferred non-accountable expense allowance from Highbury's IPO, which is currently being held in Highbury's trust account. Highbury and its directors and executive officers and TEP and EBC may be deemed to be participants in the solicitation of proxies for the acquisition proposal.

Interests of Highbury Directors and Officers in the Acquisition

When you consider the recommendation of Highbury's board of directors in favor of adoption of the acquisition proposal, you should keep in mind that Highbury's executive officers and members of Highbury's board have interests in the acquisition transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•
if the acquisition is not approved and Highbury is unable to complete another business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, Highbury will be required to dissolve and liquidate. In such event, the 1,891,667 shares of common stock and 333,334 warrants held by Highbury's officers and directors that were acquired prior to the IPO and in the private placement that occurred contemporaneously with the IPO would be worthless because Highbury's Inside Stockholders are not entitled to receive any liquidation proceeds with respect to such shares. Such securities had an aggregate market value of $_______ based upon the last sale price on the OTCBB on _______, 2006, the record date;

•
after the completion of the acquisition, R. Bruce Cameron and Richard S. Foote will continue to serve as members of the board of directors of Highbury. If the director election proposal is approved, Russell L. Appel will continue to serve as a member of the board of directors of Highbury. As such, in the future each will receive any cash fees, stock options or stock awards that the Highbury board of directors determines to pay its directors; and

•
if Highbury dissolves and liquidates prior to the consummation of a business combination, Richard S. Foote, our current President, Chief Executive Officer and Director, and R. Bruce Cameron, our current Chairman of the Board, are each personally liable for ensuring that the proceeds in the trust account are not reduced by the claims of vendors for services rendered or products sold to us as well as claims of prospective target businesses for fees and expenses of third parties that Highbury agrees in writing to pay in the event Highbury does not complete a business combination. This arrangement was entered into to ensure that, in the event of liquidation, the trust fund is not reduced by claims of creditors. Based on Highbury's estimated debts and obligations, it is not currently expected that Mr. Foote and Mr. Cameron will have any exposure under this arrangement in the event of liquidation.

In addition, the exercise of our directors' and officers' discretion in agreeing to changes or waivers in the terms of the acquisition may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders' best interest.

Conditions to the Closing of the Acquisition

Consummation of the transactions contemplated by the asset purchase agreement and the related transactions are conditioned on the Highbury stockholders adopting the acquisition proposal. If stockholders owning 20% or more of the shares sold in the IPO vote against the transaction and exercise their right to convert their shares purchased in the IPO into a pro rata portion of the funds held in trust (net of taxes payable) by Highbury for the benefit of the holders of shares purchased in the IPO, then the acquisition cannot be consummated.

In addition, the consummation of the acquisition is conditioned upon the following, among other things:

•	no injunction, restraining order or other ruling or order being issued by any governmental authority preventing the transactions contemplated by the asset purchase agreement;

•
the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the acquisition agreement have been materially complied with by the delivering party;

•	requisite consents, waivers, authorizations and approvals set forth in the asset purchase agreement having been obtained; and

•
requisite approval of the stockholders of the Target Funds shall have been obtained with respect to Target Funds having assets under management representing at least 90% of the assets under management of all of the Target Funds.

The Sellers' Conditions to Closing of the Acquisition

The obligations of the Sellers to consummate the transactions contemplated by the purchase agreement, in addition to the conditions described above, are conditioned upon, among other things, the receipt by Sellers of a legal opinion substantially in the form annexed to the asset purchase agreement, which is customary for transactions of this nature, from Bingham McCutchen LLP, counsel to Highbury.

Highbury's Conditions to Closing of the Acquisition

The obligations of Highbury to consummate the transactions contemplated by the asset purchase agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to any Seller or any Target Fund since the date of the asset purchase agreement;

•	the working capital of the acquired business of the Sellers shall be at least $3.5 million at the closing;

•	one of the interested trustees of the Target Funds shall have resigned;

•
Highbury shall have received a legal opinion substantially in the form annexed to the asset purchase agreement, which is customary for transactions of this nature, from Sonnenschein Nath & Rosenthal LLP, counsel to Sellers; and

•
Highbury shall have received "comfort" letters from Ernst & Young LLP, dated the date of distribution of this proxy statement and the date of consummation of the acquisition, in forms customary for transactions of this nature, confirming that certain financial data in this proxy statement, other than the numbers in the actual financial statements, are derived from the financial statements and/or accounting records of the acquired business and the Target Funds.

Termination, Amendment and Waiver

The asset purchase agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of AAAMHI, on the one hand, and Highbury and Aston, on the other hand;

•
by either Highbury and Aston or the Sellers if a government entity shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the asset purchase agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

•
by Highbury and Aston at anytime when a Seller is in breach of any covenant or if any representation or warranty of any Seller is false or misleading (except such as individually or in the aggregate could not reasonably be expected to have a material adverse effect), unless such breach is cured within specified periods;

•
by the Sellers at anytime when Highbury or Aston is in breach of any covenant or if any representation or warranty of Highbury or Aston is false or misleading (except such as individually or in the aggregate could not reasonably be expected to have a material adverse effect), unless such breach is cured within specified periods;

•	by Highbury or Aston in the event that the Sellers have not delivered required financial information to the Highbury Entities within 90 days following the signing;

•
by either Highbury, Aston or the Sellers if the Closing has not occurred on or before December 31, 2006; provided, however, that such right to terminate the asset purchase agreement shall not be available to any party whose breach of any covenant or agreement pursuant to the asset purchase agreement has been the cause of, or resulted in, the failure of the closing to occur on or before such date; or

•	by either Highbury, Aston or the Sellers if the requisite approvals of the trustees and the stockholders of the Target Funds are not received on or before December 31, 2006.

The asset purchase agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the acquisition. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

If permitted under applicable law, either the Sellers, Aston, or Highbury may waive any inaccuracies in the representations and warranties made to such party contained in the asset purchase agreement and waive compliance with any agreements or conditions for its benefit contained in the asset purchase agreement. We cannot assure you that any or all of the conditions will be satisfied or waived. However, the condition that the holders of less than 20% of the shares of Highbury common stock issued in its IPO demand conversion cannot be waived.

Quotation

Highbury's outstanding common stock, warrants and units are quoted on the OTCBB. Highbury will use its best efforts to cause the common stock, warrants and units outstanding prior to the acquisition to continue to be quoted on the OTCBB following the completion of the acquisition.

Tax Consequences of the Acquisition

For a description of the material federal income tax consequences of the acquisition, please see the information set forth in "Material Federal Income Tax Consequences of the Acquisition".

Accounting Treatment

The transaction will be accounted for under the purchase method of accounting as a purchase of assets in accordance with accounting principles generally accepted in the United States of America for accounting and financial reporting purposes. Accordingly, for accounting purposes, the fair value of the assets and liabilities acquired will be recorded on Highbury's balance sheet. The difference between the purchase price, plus capitalized transaction costs, and the net fair value of the acquired assets and liabilities will be recorded as goodwill or other intangible assets. The identifiable intangible assets are of indefinite life and will not be amortized for accounting purposes, but instead will be tested at least annually for impairment.

Regulatory Matters

The acquisition and the transactions contemplated by the asset purchase agreement are not subject to any additional federal or state regulatory requirement or approval, provided that execution of advisory agreements between Aston and each Target Fund is subject to the approval of the trustees and shareholders of each Target Fund in accordance with the applicable provisions of the Investment Company Act of 1940, as amended, or the 1940 Act.

Risk Factors

In evaluating the acquisition proposal and the Article Fifth amendment, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled "Risk Factors."

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of the acquired business and Highbury as of March 31, 2006, giving effect to the transactions described in the asset purchase agreement as if they had occurred on March 31, 2006.

The following unaudited pro forma condensed combined statements of operations combine (i) the historical statement of operations of Highbury for the period beginning July 13, 2005, the date of Highbury's inception, to December 31, 2005 and the historical combined statement of operations of the acquired business for its fiscal year ended December 31, 2005, giving effect to the acquisition as if it had occurred on January 1, 2005, (ii) the historical statement of operations of Highbury and the historical combined statement of operations of the acquired business each, for the three months ended March 31, 2006, giving effect to the acquisition as if it had occurred on January 1, 2006 and (iii) the historical statement of operations of the acquired business, for the three months ended March 31, 2005, giving effect to the acquisition as if it had occurred on January 1, 2005. In all cases, the unaudited pro forma condensed combined statements of operations assume Highbury's initial public offering was consummated on the first day of the reporting period. We have adopted this convention so that the presentation of interest income (expense) and shares outstanding is consistent across all periods presented.

We have included financial information taking into account the following two scenarios: (i) no stockholders elect to convert their shares of common stock in connection with the acquisition and (ii) stockholders holding 1,548,666 shares of our outstanding common stock elect to convert their shares in connection with the acquisition. If stockholders holding 1,548,667 or more shares of our outstanding common stock elect to convert their shares, the acquisition will not be consummated.

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of Highbury and the historical combined statement of the acquired business and the related notes thereto. The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or the future financial position or operating results of Highbury. In addition, the allocation of the acquisition purchase price shown in the pro forma adjustments is preliminary and will be subject to a final determination upon closing of the acquisition. The final determination of the purchase price allocation may result in material allocation differences when compared to this preliminary allocation and the impact of the revised allocation may have a material effect on the actual results of the operation and financial position of the combined entities.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES NO CONVERSION
MARCH 31, 2006

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$5,596,066	$1,023,035	$43,600,025(a	)	$6,844,898
			(2,096,066)(b	)
			(38,600,000)(c	)
			(2,000,000)(c	)
			(673,333)(d	)
			(4,829)(e	)
Cash and cash equivalents, held in trust account	-	43,600,025	(43,600,025)(a	)	-
Advisory and administrative fees receivable	3,820,248	-	(3,820,248)(f	)	-
Prepaid expenses and other current assets	-	131,463	-		131,463
Total current assets	9,416,314	44,754,523	(47,194,476)		6,976,361

Goodwill	10,518,750	-	(10,518,750)(g	)	23,618,000
			23,618,000(c	)

Other intangibles assets, net	22,045,000	-	(22,045,000)(g	)	-
Identifiable intangibles	-	-	13,032,000(c	)	13,032,000
Deferred acquisition costs	-	260,586	(260,586)(h	)	-
Deferred tax assets, net	-	52,303	(52,303)(i	)	-
Other assets	1,635	-	448,365(c	)	450,000
Total assets	$41,981,699	$45,067,412	$(42,972,750)		$44,076,361

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$-	$315,241	$(260,586)(h	)	$54,655
Accounts payable - affiliates	2,404,388	-	(2,404,388)(f	)	-
Accrued compensation and benefits	337,618	-	(337,618)(f	)	-
Income taxes payable	-	109,498	(52,303)(i	)	57,195
Deferred underwriting fees	-	673,333	(673,333)(d	)	-
Deferred investment income	-	65,955	(4,829)(e	)	-
			(61,126)(j	)
Total current liabilities	2,742,006	1,164,027	(3,794,183)		111,850

Other accrued liabilities	1,014,692	-	(1,014,692)(f	)	-
Total liabilities	3,756,698	1,164,027	(4,808,875)		111,850

Common stock, subject to possible conversion	-	8,657,910	(8,657,910)(k	)	-

Stockholders' equity:
Common stock		964	-		964
Additional paid-in capital	38,225,001	35,149,808	(2,096,066)(b	)	43,807,718
			(1,501,635)(c	)
			(2,000,000)(c	)
			(63,550)(f	)
			(10,518,750)(g	)
			(22,045,000)(g	)
			8,657,910(k	)

Income (deficit) accumulated		94,703	61,126(j	)	155,829
Total stockholders' equity	38,225,001	35,245,475	(29,505,965)		43,964,511
Total liabilities and stockholders' equity	$41,981,699	$45,067,412	$(42,972,750)		$44,076,361

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES MAXIMUM CONVERSION
MARCH 31, 2006

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$5,596,066	$1,023,035	$43,600,025(a	)	$-
			(2,096,066)(b	)
			(38,600,000)(c	)
			(2,000,000)(c	)
			(673,333)(d	)
			(4,829)(e	)
			167,334(l	)
			(8,657,910)(m	)
			(61,126)(n	)
			1,706,804(o	)
Cash and cash equivalents, held in trust	-	43,600,025	(43,600,025)(a	)	-
Advisory and administrative fees receivable	3,820,248	-	(3,820,248)(f	)	-
Prepaid expenses and other current assets	-	131,463	-		131,463
Total current assets	9,416,314	44,754,523	(54,039,374)		131,463

Goodwill	10,518,750	-	(10,518,750)(g	)	23,618,000
			23,618,000(c	)
Other intangibles assets, net	22,045,000	-	(22,045,000)(g	)	-
Identifiable intangibles	-	-	13,032,000(c	)	13,032,000
Deferred acquisition costs	-	260,586	(260,586)(h	)	-
Deferred tax assets, net	-	52,303	(52,303)(i	)	-
Other assets	1,635	-	448,365(c	)	450,000
Total assets	$41,981,699	$45,067,412	$(49,817,648)		$37,231,463

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$-	$315,241	$(260,586)(h	)	$54,655
Accounts payable - affiliates	2,404,388	-	(2,404,388)(f	)	-
Accrued compensation and benefits	337,618	-	(337,618)(f	)	-
Income taxes payable	-	109,498	(52,303)(i	)	57,195
Deferred underwriting fees	-	673,333	(673,333)(d	)	-
Deferred investment income	-	65,955	(4,829)(e	)	-
			(61,126)(n	)
Revolving line of credit	-	-	1,706,804(o	)	1,706,804
Total current liabilities	2,742,006	1,164,027	(2,087,379)		1,818,654

Other accrued liabilities	1,014,692	-	(1,014,692)(f	)	-
Total liabilities	3,756,698	1,164,027	(3,102,071)		1,818,654

Common stock, subject to possible conversion	-	8,657,910	(8,657,910)(m	)	-

Stockholders' equity:
Common stock		964	(155)(m	)	809
Additional paid-in capital	38,225,001	35,149,808	(2,096,066)(b	)	35,317,297
			(1,501,635)(c	)
			(2,000,000)(c	)
			(63,550)(f	)
			(10,518,750)(g	)
			(22,045,000)(g	)
			167,334(l	)
			155(m	)
Income (deficit) accumulated		94,703	-		94,703
Total stockholders' equity	38,225,001	35,245,475	(38,057,667)		35,412,809
Total liabilities and stockholders' equity	$41,981,699	$45,067,412	$(49,817,648)		$37,231,463

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
JULY 13, 2005 (INCEPTION) - DECEMBER 31, 2005 (HIGHBURY)
JANUARY 1, 2005 - DECEMBER 31, 2005 (ACQUIRED BUSINESS)

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$48,927,074	$-	$(3,278,020)(p	)	$45,649,054
Distribution and sub-advisory fees	40,405,752	-	(14,082,567)(q	)	24,150,347
			(2,172,838)(p	)
	8,521,322	-	12,977,385		21,498,707
Operating expenses:
Compensation and related expenses	5,194,449	-	280,683(r	)	5,475,132
Other operating expenses	3,318,263	2,452	(76,423)(s	)	3,244,292
Goodwill impairment	13,344,050	-	-		13,344,050
Intangible asset impairment	10,425,533	-	-		10,425,533
Depreciation and other amortization	-	-	71,477(t	)	71,477
	32,282,295	2,452	275,737		32,560,484
Operating income (loss)	(23,760,973)	(2,452)	12,701,648		(11,061,777)

Non-operating income:
Interest income / (expense)	133,524	-	167,237(u	)	300,761

Income (loss) before minority interest and income taxes	(23,627,449)	(2,452)	12,868,885		(10,761,016)

Minority interest	-	-	(3,870,764)(v	)	(3,870,764)
Income (loss) before income taxes	(23,627,449)	(2,452)	16,739,649		(6,890,252)

Income taxes—current	-	-	2,266,571(w	)	2,266,571
Income taxes—intangible-related deferred	-	-	(4,819,809)(w	)	(4,819,809)
Net income (loss)	$(23,627,449)	$(2,452)	$19,292,887		$(4,337,014)

Weighted average shares outstanding - basic		1,725,000			9,635,000
Net income (loss) per share - basic		$(0.00)			$(0.45)
Weighted average shares outstanding - diluted		1,725,000			10,914,559(x )
Net income (loss) per share - diluted		$(0.00)			$(0.40)

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
JULY 13, 2005 (INCEPTION) - DECEMBER 31, 2005 (HIGHBURY)
JANUARY 1, 2005 - DECEMBER 31, 2005 (ACQUIRED BUSINESS)

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$48,927,074	$-	$(3,278,020)(p	)	$45,649,054
Distribution and sub-advisory fees	40,405,752	-	(14,082,567)(q	)	24,150,347
			(2,172,838)(p	)
	8,521,322	-	12,977,385		21,498,707
Operating expenses:
Compensation and related expenses	5,194,449	-	280,683(r	)	5,475,132
Other operating expenses	3,318,263	2,452	(76,423)(s	)	3,244,292
Goodwill impairment	13,344,050	-	-		13,344,050
Intangible asset impairment	10,425,533	-	-		10,425,533
Depreciation and other amortization	-	-	71,477(t	)	71,477
	32,282,295	2,452	275,737		32,560,484
Operating income (loss)	(23,760,973)	(2,452)	12,701,648		(11,061,777)

Non-operating income:
Investment and other income	133,524	-	(261,593)(u	)	(128,069)

Income (loss) before minority interest and income taxes	(23,627,449)	(2,452)	12,440,055		(11,189,846)

Minority interest	-	-	(3,870,764)(v	)	(3,870,764)
Income (loss) before income taxes	(23,627,449)	(2,452)	16,310,819		(7,319,082)

Income taxes—current	-	-	2,107,665(w	)	2,107,665
Income taxes—intangible-related deferred	-	-	(4,819,809)(w	)	(4,819,809)
Net income (loss)	$(23,627,449)	$(2,452)	$(19,022,963)		$(4,606,938)

Weighted average shares outstanding - basic		1,725,000			8,086,334
Net income (loss) per share - basic		$(0.00)			$(0.57)
Weighted average shares outstanding - diluted		1,725,000			9,365,893(x )
Net income (loss) per share - diluted		$(0.00)			$(0.49)

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
THREE MONTHS ENDED MARCH 31, 2006

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$11,032,582	$-	$(917,950)(p	)	$10,114,632
Distribution and sub-advisory fees	8,297,476	-	(2,370,411)(q	)	5,313,799
			(613,266)(p	)
	2,735,106	-	2,065,727		4,800,833
Operating expenses:
Compensation and related expenses	966,376	-	45,918(r	)	1,012,294
Other operating expenses	991,743	90,153	(35,301)(s	)	1,046,595
Depreciation and other amortization	-	-	17,869(t	)	17,869
	1,958,119	90,153	28,486		2,076,758
Operating income (loss)	776,987	(90,153)	2,037,241		2,724,075

Non-operating income:
Interest income / (expense)	22,600	244,503	(192,943)(u	)	74,160

Income (loss) before minority interest and income taxes	799,587	154,350	1,844,298		2,798,235

Minority interest	-	-	984,980(v	)	984,980
Income (loss) before income taxes	799,587	154,350	859,318		1,813,255

Income taxes—current	-	109,498	(109,498)(y	)	445,567
			445,567(w	)
Income taxes—intangible-related deferred	-	-	226,349(w	)	226,349
Income taxes—other deferred	-	(52,303)	52,303(y	)	-
Net income (loss)	$799,587	$97,155	$244,597		$1,141,339

Weighted average shares outstanding - basic		7,345,000			9,635,000
Net income (loss) per share - basic		$0.01			$0.12
Weighted average shares outstanding - diluted		7,345,000			10,914,559(x	)
Net income (loss) per share - diluted		$0.01			$0.10

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
THREE MONTHS ENDED MARCH 31, 2006

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$11,032,582	$-	$(917,950)(p	)	$10,114,632
Distribution and sub-advisory fees	8,297,476	-	(2,370,411)(q	)	5,313,799
			(613,266(p	)
	2,735,106	-	2,065,727		4,800,833
Operating expenses:
Compensation and related expenses	966,376	-	45,918(r	)	1,012,294
Other operating expenses	991,743	90,153	(35,301)(s	)	1,046,595
Depreciation and other amortization	-	-	17,869(t	)	17,869
	1,958,119	90,153	28,486		2,076,758
Operating income (loss)	776,987	(90,153)	2,037,241		2,724,075

Non-operating income:
Interest income / (expense)	22,600	244,503	(298,682)(u	)	(31,579)

Income (loss) before minority interest and income taxes	799,587	154,350	1,738,560		2,692,496

Minority interest	-	-	984,980(v	)	984,980
Income (loss) before income taxes	799,587	154,350	753,580		1,707,516

Income taxes—current	-	109,498	(109,498)(y	)	406,385
			406,385(w	)
Income taxes—intangible-related deferred	-	-	226,349(w	)	226,349
Income taxes—other deferred	-	(52,303)	52,303(y	)	-
Net income (loss)	$799,587	$97,155	$178,041		$1,074,782

Weighted average shares outstanding - basic		7,345,000			8,086,334
Net income (loss) per share - basic		$0.01			$0.13
Weighted average shares outstanding - diluted		7,345,000			9,365,893(x	)
Net income (loss) per share - diluted		$0.01			$0.11

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED
STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
THREE MONTHS ENDED MARCH 31, 2005

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$12,308,027	$-	$(776,327)(p	)	$11,531,700
Distribution and sub-advisory fees	10,565,970	-	(3,785,950)(q	)	6,269,758
			(510,262)(p	)
	1,742,057	-	3,519,885		5,261,942

Operating expenses:
Compensation and related expenses	1,078,185	-	207,506(r	)	1,285,691
Other operating expenses	766,481	-	(19,106)(s	)	747,375
Depreciation and other amortization	-	-	17,869(t	)	17,869
	1,844,666	-	206,269		2,050,935
Operating income (loss)	(102,609)	-	3,313,616		3,211,007

Non-operating income:
Interest income (expense)	21,965	-	52,195(u	)	74,160

Income (loss) before minority interest and income taxes	(80,644)	-	3,365,811		3,285,167

Minority interest	-	-	1,123,852(v	)	1,123,852
Income (loss) before income taxes	(80,644)	-	2,241,959		2,161,315

Income taxes—current	-	-	574,543(w	)	574,543
Income taxes—intangible-related deferred	-	-	226,349(w	)	226,349
Net income (loss)	$(80,644)	$-	$1,441,067		$1,360,423

Weighted average shares outstanding - basic					9,635,000
Net income (loss) per share - basic					$0.14
Weighted average shares outstanding - diluted					10,914,559(x	)
Net income (loss) per share - diluted					$0.12

See notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED
STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
THREE MONTHS ENDED MARCH 31, 2005

	Acquired Business	Highbury Financial Inc.	Pro Forma Adjustments		Pro Forma Combined

Revenue	$12,308,027	$-	$(776,327)(p	)	$11,531,700
Distribution and sub-advisory fees	10,565,970	-	(3,785,950)(q	)	6,269,758
			(510,262)(p	)
	1,742,057	-	3,519,885		5,261,942

Operating expenses:
Compensation and related expenses	1,078,185	-	207,506(r	)	1,285,691
Other operating expenses	766,481	-	(19,106)(s	)	747,375
Depreciation and other amortization	-	-	17,869(t	)	17,869
	1,844,666	-	206,269		2,050,935
Operating income (loss)	(102,609)	-	3,313,616		3,211,007

Non-operating income:
Interest income (expense)	21,965	-	(53,544)(u	)	(31,579)

Income (loss) before minority interest and income taxes	(80,644)	-	3,260,072		3,179,428

Minority interest	-	-	1,123,852(v	)	1,123,852
Income (loss) before income taxes	(80,644)	-	2,136,220		2,055,576

Income taxes—current	-	-	535,361(w	)	535,361
Income taxes—intangible-related deferred	-	-	226,349(w	)	226,349
Net income (loss)	$(80,644)	$-	$1,374,510		$1,293,866

Weighted average shares outstanding - basic					8,086,334
Net income (loss) per share - basic					$0.16
Weighted average shares outstanding - diluted					9,365,893(x	)
Net income (loss) per share - diluted					$0.14

See notes to unaudited pro forma condensed combined financial statements.

RECONCILIATION OF PERFORMANCE AND LIQUIDITY MEASURES
BASED ON PRO FORMA COMBINED RESULTS FOR THE INDICATED PERIODS
ASSUMES NO CONVERSION

	Quarter Ended March 31,		Year Ended December 31,
	2006	2005	2005
Net income (loss) - GAAP	$1,141,339	$1,360,422	$(4,337,014)
Addback: income tax expense	671,916	800,892	(2,553,238)
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Addback: depreciation and other amortization	17,869	17,869	71,477
Less: minority interest adjustment	(6,254)	(6,254)	(8,344,371)
EBITDA (z)	$1,824,870	$2,172,930	$8,606,437

Net income (loss) - GAAP	$1,141,339	$1,360,422	$(4,337,014)
Addback: intangible-related deferred taxes	226,349	226,349	(4,819,809)
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Addback: affiliate depreciation	17,869	17,869	71,477
Less: minority interest adjustment	(6,254)	(6,254)	(8,344,371)
Cash net income (aa)	$1,379,303	$1,598,386	$6,339,866

Weighted average shares outstanding - adjusted diluted (assuming weighted average stock price of) (bb):
$5.00 per share (no dilution from warrants or UPO)	9,635,000	9,635,000	9,635,000
$5.80 per share (price as of May 26, 2006)	11,817,069	11,817,069	11,817,069
$8.50 per share (stock price to permit warrant redemption)	16,366,961	16,366,961	16,366,961

Cash net income, adjusted, per share - adjusted diluted (assuming weighted average stock price of):
$5.00 per share (no dilution from warrants or UPO)	$0.14	$0.17	$0.66
$5.80 per share (price as of May 26, 2006)	$0.12	$0.14	$0.54
$8.50 per share (stock price to permit warrant redemption)	$0.08	$0.10	$0.39

See notes to unaudited pro forma condensed combined financial statements.

RECONCILIATION OF PERFORMANCE AND LIQUIDITY MEASURES
BASED ON PRO FORMA COMBINED RESULTS FOR THE INDICATED PERIODS
ASSUMES MAXIMUM CONVERSION

	Quarter Ended March 31,		Year Ended December 31,
	2006	2005	2005
Net income (loss) - GAAP	$1,074,782	$1,293,866	$(4,606,938)
Addback: income tax expense	632,734	761,710	(2,712,144)
Addback: interest expense	31,579	31,579	128,069
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Addback: depreciation and other amortization	17,869	17,869	71,477
Less: minority interest adjustment	(6,254)	(6,254)	(8,344,371)
EBITDA (z)	$1,750,710	$2,098,769	$8,305,676

Net income (loss) - GAAP	$1,074,782	$1,293,866	$(4,606,938)
Addback: intangible-related deferred taxes	226,349	226,349	(4,819,809)
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Addback: affiliate depreciation	17,869	17,869	71,477
Less: minority interest adjustment	(6,254)	(6,254)	(8,344,371)
Cash net income (aa)	$1,312,746	$1,531,830	$6,069,942

Weighted average shares outstanding - adjusted diluted (assuming weighted average stock price of) (bb):
$5.00 per share (no dilution from warrants or UPO)	8,086,334	8,086,334	8,086,334
$5.80 per share (price as of May 26, 2006)	10,268,403	10,268,403	10,268,403
$8.50 per share (stock price to permit warrant redemption)	14,818,295	14,818,295	14,818,295

Cash net income, adjusted, per share - adjusted diluted (assuming weighted average stock price of):
$5.00 per share (no dilution from warrants or UPO)	$0.16	$0.19	$0.75
$5.80 per share (price as of May 26, 2006)	$0.13	$0.15	$0.59
$8.50 per share (stock price to permit warrant redemption)	$0.09	$0.10	$0.41

See notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

The asset purchase agreement provides for the acquisition of the acquired business by Aston, with funds provided by a capital contribution from Highbury for an aggregate purchase price of $38,600,000, payable in cash at the closing. Highbury, Aston and the Sellers plan to complete the acquisition promptly after the Highbury annual meeting, provided that:

•	Highbury's stockholders have approved the acquisition proposal;

•	the Trustees of the Target Funds have approved the acquisition (such approval was obtained on May 9, 2006);

•	the stockholders of the Target Funds have approved the acquisition;

•	holders of less than 20% of the IPO shares properly elect to exercise their right to convert their shares into cash; and

•	the other conditions specified in the asset purchase agreement have been satisfied or waived.

NOTE 2. PRO FORMA ADJUSTMENTS

Adjustments included in the column under the heading "Pro forma Adjustments" include the following:

a.	To reflect the funds held in the trust account by Highbury that will be released in connection with the acquisition.

b.	To reflect the difference between the acquired business' cash of $5,596,066 and the acquired cash of $3,500,000.

c.	To reflect the purchase price, the costs of the acquisition and the related allocation thereof to the fair values of assets and liabilities acquired:

Purchase price	$38,600,000
Costs of the acquisition	2,000,000
$40,600,000

Working capital	$3,500,000
Fixed assets	450,000
Goodwill	23,618,000
Identifiable intangibles	13,032,000
$40,600,000

Highbury currently believes the total costs of the acquisition will be approximately $2,000,000 including, but not limited to, legal fees and expenses, accounting fees, proxy solicitation costs and printing fees. These costs will be paid from the funds available to Highbury. As of March 31, 2006, $260,586 of such costs have been accrued and recorded as deferred acquisition costs on Highbury's balance sheet.

The purchase price and the other costs of the acquisition of the acquired business are allocated based on the fair value of net assets acquired. Highbury will acquire $3.5 million of cash and approximately $450,000 of fixed assets, including furniture and equipment, information technology resources and other assets. In connection with this transaction, AAAMHI has committed up to $250,000 for the purchase of new furniture and equipment and up to $175,000 for the purchase of new information technology systems and infrastructure. These assets are not reflected on the balance sheet of the acquired business as of March 31, 2006 but will be in place at the closing of the transaction. Highbury estimates that the fair market value of all other fixed assets acquired is approximately $25,000. See Note (t) for additional information about the fixed assets acquired.

A substantial amount of the purchase price is allocated to identifiable intangibles, which are the acquired mutual fund client relationships. In determining the allocation of the purchase price to the acquired mutual fund client relationships, Highbury has analyzed the net present value of the acquired business' existing mutual fund client relationships based on a number of factors including: the acquired business' historical and potential future operating performance; the historical and potential future rates of attrition among existing clients; the stability and longevity of existing client relationships; the acquired business' recent, as well as long-term, investment performance; the characteristics of the acquired business' products and investment styles; the stability and depth of the management team; and the acquired business' history and perceived franchise or brand value.

Highbury has determined that the acquired mutual fund client relationships of the acquired business meet the indefinite life criteria outlined in FAS No. 142, "Goodwill and Other Intangible Assets", because Highbury expects both the renewal of these contracts and the cash flows generated by these assets to continue indefinitely. Accordingly, Highbury does not intend to amortize these intangible assets, but instead will review these assets at least annually for impairment. Each reporting period, Highbury will assess whether events or circumstances have occurred which indicate that the indefinite life criteria are no longer met. If the indefinite life criteria are no longer met, Highbury will assess whether the carrying value of the assets exceeds their fair value, and an impairment loss will be recorded in an amount equal to any such excess.

The excess of purchase price for the acquisition of the acquired business over the fair value of net assets acquired, including acquired mutual fund client relationships, is reported as goodwill. Goodwill will not be amortized, but will instead be reviewed for impairment. Highbury will assess goodwill for impairment at least annually, or more frequently whenever events or circumstances occur indicating that the recorded goodwill may be impaired. If the carrying amount of goodwill exceeds the fair value, an impairment loss will be recorded in an amount equal to that excess.

This purchase price allocation is preliminary and will be subject to a final determination upon closing of the acquisition of the acquired business by Highbury. The final determination of the purchase price allocation may result in material allocation differences when compared to this preliminary allocation and the impact of the revised allocation may have a material effect on the actual results of operation and financial position of the combined entities.

d.	To reflect payment of the underwriters' deferred compensation of $673,333.

e.	To reflect payment of accrued interest on the underwriters' deferred compensation.

f.	To remove assets and liabilities of the acquired business that Highbury will not acquire.

g.
Goodwill and other intangibles of the acquired business eliminated under purchase accounting. As explained in Note (c), Highbury has established new values for the goodwill and other intangibles as of the closing of the acquisition.

h.	To reverse accrual of deferred acquisition costs. See payment of such costs, as discussed in Note (c).

i.	To reflect deductibility of expenses previously deferred.

j.	To reflect recognition of deferred investment income.

k.	After the consummation of the acquisition no common stock will be subject to potential conversion.

l.	To reflect reduction in payment of underwriters' deferred compensation by approximately $0.11 per share that the shareholders elect to convert in connection with the business combination.

m.
To reflect maximum possible conversion of 1,548,666 shares by owners of Highbury's common stock into cash upon consummation of the acquisition. After the conversion, these shares will no longer be outstanding. If holders of more than 1,548,666 shares vote against the acquisition and elect to convert their shares to cash, the acquisition will not be consummated.

n.
To reflect payment of pro rata interest earned on the trust account (gross of taxes payable) to holders of Highbury's common stock who elect to convert their shares into cash upon consummation of the acquisition.

o.	To reflect cash drawn on a revolving line of credit to be obtained by Highbury. Highbury is currently in discussions with several lenders to secure a revolving line of credit.

p.	To reflect removal of revenues and distributions and sub-advisory fees for related party assets of the acquired business that may or may not be retained after the consummation of the transaction.

q.	To reflect new fee-sharing agreements with investment sub-advisors.

r.
Under the terms of Aston's limited liability company agreement, 72% of gross revenues are allocated to cover the operating expenses of the acquired business. If actual cash operating expenses are less than the full 72% allocation would provide, the excess allocation may be applied as the Aston management members determine. Based on the pro forma expenses of the acquired business, there is additional operating allocation available. For this analysis, Highbury has assumed these funds will be paid as compensation.

s.
In connection with the transaction, the acquired business will relocate and enter into a new lease agreement. Highbury expects the annual obligations under a new lease agreement will be approximately $350,000. This adjustment reflects the difference between the historical occupancy allocation and the expected lease payments after the transaction.

t.	To reflect depreciation of fixed assets of the acquired business according to the following schedule:

Type of Asset	Fair Value of Assets	Useful Life (years)
Information technology	$175,000	4
Furniture and equipment	250,000	11
Other	25,000	5
	$450,000

u.
To reflect pro forma interest income (expense) earned by the combined business for the period presented. Assumes cash balances earn interest at an annualized rate of 4.5% which was approximately the annualized rate of return of Highbury's trust account in March 2006. Cash deficits incur interest expense at an annualized rate of 7.1%. This interest expense is equal to 3-month LIBOR as of March 31, 2006 plus 2.5%. Based on Highbury's ongoing discussions with lenders, Highbury believes this is a reasonable interest rate.

v.
Equal to Aston management's 35% share of the income (loss) before minority interest and income taxes of the acquired business. Upon consummation of the transaction, as a result of the amendment to the limited liability company amendment to admit the Aston management members, Highbury will incur a one-time, non-cash compensation charge of approximately $2.7 million. Since this is a non-recurring item, it has not been included in the accompanying pro forma statements of operations.

w.
Based on current applicable federal and Colorado state income tax rates. On the statement of operations, income taxes - current are equal to the total tax liability calculated on a cash basis. The total deferred income taxes are equal to the difference between the total tax liability determined under GAAP and the total tax liability calculated for cash purposes. In Highbury's case, the difference between income taxes calculated for GAAP and cash purposes arises from the amortization of goodwill and other intangible assets for income tax purposes. The following tables outline the calculation of the current and deferred income taxes.

RECONCILIATION OF CURRENT AND DEFERRED INCOME TAXES
FOR THE INDICATED PERIODS

Assumes No Conversion	Quarter Ended March 31,		Year Ended December 31,
	2006	2005	2005

Income (loss) before income taxes - GAAP	$1,813,255	$2,161,315	$(6,890,252)

Colorado state income tax liability (benefit)	83,954	100,069	(319,019)
Federal income tax liability (benefit)	587,963	700,824	(2,234,219)
Total tax liability (benefit) - GAAP	671,916	800,892	(2,553,238)

Net income (loss) - GAAP	$1,141,339	$1,360,422	$(4,337,014)

Income (loss) before income taxes - GAAP	$1,813,255	$2,161,315	$(6,890,252)
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Less: minority interest adjustment	-	-	(8,319,354)
Less: amortization of intangible assets - tax	(610,833)	(610,833)	(2,443,333)
Cash taxable income	1,202,422	1,550,481	6,116,643

Colorado state income tax liability	55,672	71,787	283,201
Federal income tax liability	389,895	502,756	1,983,371
Total tax liability-current	445,567	574,543	2,266,571

Deferred tax liability (benefit)	226,349	226,349	(4,819,809)
Total tax liability (benefit) - GAAP	$671,916	$800,892	$(2,553,238)

Assumes Maximum Conversion	Quarter Ended March 31,		Year Ended December 31,
	2006	2005	2005

Income (loss) before income taxes - GAAP	$1,707,516	$2,055,576	$(7,319,082)

Colorado state income tax liability (benefit)	79,058	95,173	(33,874)
Federal income tax liability (benefit)	553,676	666,637	(2,373,271)
Total tax liability (benefit) - GAAP	632,734	761,710	(2,712,144)

Net income (loss) - GAAP	$1,074,782	$1,293,866	$(4,606,938)

Income (loss) before income taxes - GAAP	$1,707,516	$2,055,576	$(7,319,082)
Addback: goodwill impairment	-	-	13,344,050
Addback: intangible asset impairment	-	-	10,425,533
Less: minority interest adjustment	-	-	(8,319,354)
Less: amortization of intangible assets - tax	(610,833)	(610,833)	(2,443,333)
Cash taxable income	1,096,683	1,444,742	5,687,813

Colorado state income tax liability	50,776	66,892	263,346
Federal income tax liability	355,608	468,469	1,844,319
Total tax liability-current	406,385	535,361	2,107,665

Deferred tax liability (benefit)	226,349	226,349	(4,819,809)
Total tax liability (benefit) - GAAP	$632,734	$761,710	$(2,712,144)

x.
Uses treasury stock method based on weighted average common stock price of $5.44 for the period from March 1, 2006 through March 31, 2006. Highbury has 15,820,000 warrants outstanding, all of which are exercisable for $5.00 per share, as of March 31, 2006. The effect of the 336,667 units included in the underwriters purchase option has not been considered in diluted income per share calculations since the option is out-of-the money based on Highbury's weighted average common stock price for the period.

y.	To remove income taxes of Highbury as a stand-alone entity.

z.
EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization. This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations. EBITDA is a measure of liquidity that management uses as an indicator of its ability to service debt, make new investments and meet working capital requirements. We believe that many investors use this information when analyzing the financial position of the companies in the investment management industry. EBITDA, as calculated by Highbury, may not be consistent with computations of EBITDA by other companies.

aa.
Cash net income is defined as net income plus amortization and deferred taxes related to intangible assets plus affiliate depreciation. Cash net income is an important measure of financial performance for investment management holding companies, as it represents operating performance before non-cash expenses relating to the acquisition of interests in affiliated firms. This measure allows management to evaluate its operating profitability with increased accuracy. This supplemental non-GAAP measure is provided in addition to, but not as a substitute for, GAAP net income. We believe that many investors use this information when analyzing the operating performance of investment management holding companies. Cash net income, as calculated by management, may not be consistent with computations of cash net income by other companies.

•
Since the acquired goodwill and intangible assets are not being amortized for book purposes, and since they generate deferred tax expenses that are unlikely to reverse, these non-cash expenses are added back.

•	Highbury adds back the portion of depreciation expense incurred by Aston because under the Aston limited liability company agreement, Highbury is not required to replenish these depreciating assets.

bb.
In this calculation, the potential share issuance in connection with Highbury's outstanding warrants measures net shares using a "treasury stock" method. Under this method, only the net number of shares of common stock, after assuming exercise of the warrants and the use of such proceeds by Highbury to repurchase shares through the open market at the current market price, are deemed to be outstanding.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the acquisition proposal. We will face a variety of risk factors that are substantial and inherent in the investment management business, including market liquidity, credit, operational, legal and regulatory risks. The following are some of the more important factors that could affect us following the acquisition.

Risks Related to the Acquisition

Our working capital will be reduced if Highbury stockholders exercise their right to convert their shares into cash. This would reduce or eliminate our cash after the acquisition.

Pursuant to our certificate of incorporation, holders of shares issued in our IPO may vote against the acquisition and demand that we convert their shares into a pro rata share of the trust account including any interest earned on their pro rata share of the trust account (net of taxes payable), where a substantial portion of the net proceeds of the IPO are held. We will not consummate the acquisition if holders of 1,548,667 or more shares of common stock issued in our IPO exercise these conversion rights. To the extent the acquisition is consummated and holders demand to so convert their shares, there will be a corresponding reduction in the amount of funds available to us and depending on the number of shares that are converted, we may need to borrow from a working capital facility we intend to put in place for this purpose. As of _____, 2006, the record date, assuming the acquisition proposal is adopted, the maximum amount of funds that could be disbursed to our stockholders upon the exercise of their conversion rights is approximately $_____, or approximately 20% of the funds then held in the trust account, net of taxes payable. Any payment upon exercise of conversion rights will reduce or eliminate our cash after the acquisition which may limit our ability to implement our business plan.

If Highbury stockholders fail to vote or abstain from voting on the acquisition proposal, they may not exercise their conversion rights to convert their shares of common stock of Highbury into a pro rata portion of the trust account.

Highbury stockholders holding shares of Highbury stock issued in our IPO who vote against the acquisition proposal may demand that we convert their shares into a pro rata portion of the trust account including any interest earned on their pro rata share of the trust account (net of taxes payable) as of the date that is two business days prior to the consummation of the proposed acquisition. Highbury stockholders who seek to exercise this conversion right must vote against the business combination. Any Highbury stockholder who fails to vote or who abstains from voting on the acquisition proposal may not exercise his conversion rights and will not receive a pro rata portion of the trust account upon conversion of his shares.

Our outstanding warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders. This might have an adverse effect on the market price of the common stock.

Outstanding redeemable warrants to purchase an aggregate of 15,820,000 shares of common stock will become exercisable after the later of the consummation of the business combination or first anniversary of the IPO. These will be exercised only if the $5.00 per share exercise price is below the market price of our common stock. To the extent they are exercised, additional shares of our common stock will be issued, which will result in dilution to our stockholders and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our shares.

Our current directors and executive officers own shares of common stock and warrants and have other interests in the acquisition that are different from yours. If the acquisition is not approved the securities held by them will become worthless. Consequently, they may have a conflict of interest in determining whether particular changes to the acquisition or waivers of the terms thereof are appropriate.

Our officers and directors own in the aggregate 1,725,000 shares in Highbury, which they purchased prior to our IPO. Additionally, they own 166,667 shares of common stock and 333,334 warrants underlying 166,667 units they purchased in a private placement contemporaneously with Highbury's IPO for an aggregate of $1,000,002. The units, and the shares and warrants comprising such units, may not be sold, assigned or transferred until after we complete a business combination. Our executives and directors are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to shares they acquired prior to our IPO in the private placement. Therefore, if the acquisition is not approved and we are forced to dissolve and liquidate, the shares and warrants held by our officers and directors will be worthless. In addition, if we dissolve and liquidate prior to the consummation of a business combination, R. Bruce Cameron and Richard S. Foote, our current chairman of the board, chief executive officer and president, are personally liable for ensuring that the proceeds in the trust account are not reduced by the claims of vendors for services rendered or products sold to us as well as claims of prospective target businesses for fees and expenses of third parties that we agree in writing to pay in the event we do not complete a combination with such businesses. However, Messrs. Cameron and Foote may not be able to satisfy those obligations.

These personal and financial interests of our directors and officers may have influenced their decision as members of our board of directors to approve our business combination with the Sellers. In considering the recommendations of our board of directors to vote for the acquisition proposal and the Article Fifth amendment, you should consider these interests. Additionally, the exercise of our directors' and officers' discretion in agreeing to changes or waivers in the terms of the acquisition may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders' best interest.

Risks Related to the Financial Services Industry and Aston

The financial services industry faces substantial regulatory and litigation risks and conflicts of interest, and, after the consummation of our acquisition of the acquired business, we may face legal liability and reduced revenues and profitability if our services are not regarded as compliant or for other reasons.

The financial services industry is subject to extensive regulation. Many regulators, including U.S. government agencies and self-regulatory organizations, as well as state securities commissions and attorneys general, are empowered to conduct administrative proceedings and investigations that can result in, among other things, censure, fine, the issuance of cease-and-desist orders, prohibitions against engaging in some lines of business or the suspension or expulsion of an investment adviser. The requirements imposed by regulators are designed to ensure the integrity of the financial markets and not to protect our stockholders.

Governmental and self-regulatory organizations, including the SEC, the NASD and national securities exchanges such as the New York Stock Exchange, impose and enforce regulations on financial services companies. The types of regulations to which investment advisers and managers are subject are extensive and include, among other things: recordkeeping; fee arrangements; client disclosure; custody of customer assets; and the conduct of officers and employees.

The regulatory environment in which we will operate is also subject to modifications and further regulations. New laws or regulations or changes in the enforcement of existing laws or regulations applicable to us also may adversely affect our business, and our ability to function in this environment will depend on our ability to constantly monitor and react to these changes. For example, the growing trend of separating the fees mutual fund managers pay brokerage firms for investment research from brokerage commission may trigger restrictions under the Investment Advisers Act.

In recent years, the volume of claims and amount of damages claimed in litigation and regulatory proceedings against financial services firms has been increasing. After our initial business combination, Aston's investment advisory contracts may include provisions designed to limit its and our exposure to legal claims relating to services, but these provisions may not protect us or may not be adhered to in all cases. We may also be subject to claims arising from disputes with employees for alleged discrimination or harassment, among other things. The risk of significant legal liability is often difficult to assess or quantify and its existence and magnitude often remain unknown for substantial periods of time. As a result, we may incur significant legal expenses in defending against litigation. Substantial legal liability or significant regulatory action against us or Aston could materially adversely affect our business, financial condition or results of operations or cause significant harm to the reputation of Aston, which could seriously harm our business.

There have been a number of highly publicized cases involving fraud or other misconduct by employees in the financial services industry in recent years, and we run the risk that employee misconduct could occur. It is not always possible to deter or prevent employee misconduct and the precautions we take to prevent and detect this activity may not be effective in all cases.

After the consummation of the acquisition, we will face strong competition from financial services firms, many of whom have the ability to offer clients a wider range of products and services than we may be able to offer, which could lead to pricing pressures that could have a material adverse affect on our revenue and profitability.

After consummation of the acquisition, we will compete with other firms - both domestic and foreign - in a number of areas, including the quality of our employees, transaction execution, products and services, innovation, reputation and price. We may fail to attract new business and may lose clients if, among other reasons, we are not able to compete effectively. We will also face significant competition as a result of a recent trend toward consolidation in the investment management industry. In the past several years, there has been substantial consolidation and convergence among companies in this industry. In particular, a number of large commercial banks, insurance companies and other broad-based financial services firms have established or acquired broker-dealers or have merged with other financial institutions. Many of these firms have the ability to offer a wide range of products such as loans, deposit-taking and insurance, brokerage, investment management and investment banking services, which may enhance their competitive positions. They also have the ability to support investment management activity with commercial banking, investment banking, insurance and other financial services revenue in an effort to gain market share, which could result in pricing pressure on the acquired business. The passage of the Gramm-Leach-Bliley Act in 1999 reduced barriers to large institutions' providing a wide range of financial services products and services. We believe, in light of increasing industry consolidation and the regulatory overhaul of the financial services industry, that competition will continue to increase from providers of financial services products.

The financial services industry has inherent risks, which may affect our net income and revenues.

The financial services business is, by its nature, subject to numerous and substantial risks, including volatile trading markets and fluctuations in the volume of market activity. Consequently, our net income and revenues are likely to be subject to wide fluctuations, reflecting the effect of many factors, including: general economic conditions; securities market conditions; the level and volatility of interest rates and equity prices; competitive conditions; liquidity of global markets; international and regional political conditions; regulatory and legislative developments; monetary and fiscal policy; investor sentiment; availability and cost of capital; technological changes and events; outcome of legal proceedings; changes in currency values; inflation; credit ratings; and the size, volume and timing of transactions. These and other factors could affect the stability and liquidity of securities and future markets, and the ability of issuers, other securities firms and counterparties to perform their obligations.

In particular, as an investment management firm, our business could be expected to generate lower revenue in a market or general economic downturn. The investment advisory fees we receive are based on the market value of the assets under management. Accordingly, a decline in the prices of securities would be expected to cause our revenue and income to decline by:

•	causing the value of the assets under management to decrease, which would result in lower investment advisory fees; or

•
causing some of our clients to withdraw funds from our investment management business in favor of investments they perceive as offering greater opportunity and lower risk, which also would result in lower investment advisory fees.

Aston's investment advisory contracts will be subject to termination on short notice. Termination of a significant number of investment advisory contracts will have a material impact on our results of operations.

Aston will derive almost all of its revenue from investment advisory contracts with the Target Funds. These contracts are typically terminable by the Fund trustees without penalty upon relatively short notice (generally not longer than 60 days). We cannot be certain that Aston's management will be able to retain the Target Funds of the acquired business. Because the Target Funds all have the same trustees, it is possible that all our contracts with them could be terminated simultaneously. If the trustees of the Target Funds terminate our investment advisory contracts it will have a material adverse impact on our results of operations.

To the extent Aston is forced to compete on the basis of price, we may not be able to maintain our current fee structure.

The investment management business is highly competitive and has relatively low barriers to entry. To the extent Aston is forced to compete on the basis of price, we may not be able to maintain our current fee structure. Although the acquired business' investment management fees vary from product to product, historically it has competed primarily on the performance of its products and not on the level of its investment management fees relative to those of its competitors. In recent years, however, there has been a trend toward lower fees in the investment management industry. In order to maintain our fee structure in a competitive environment, we must be able to continue to provide clients with investment returns and service that make investors willing to pay our fees. In addition, the board of trustees of the mutual funds managed by Aston must make certain findings as to the reasonableness of its fees. We cannot be assured that we will succeed in providing investment returns and service that will allow us to maintain the acquired business' current fee structure. Fee reductions on existing or future new business could have an adverse effect on our profit margins and results of operations.

Termination of the acquired business' sub-advisory contracts could have a material adverse impact on the Target Funds' performance, and consequently, on Aston's revenues and operating results.

As of March 31, 2006, the acquired business managed 19 no-load mutual funds, comprised of 15 equity funds and four fixed income funds, with approximately $6.0 billion of assets under management. The acquired business currently utilizes seven different entities to manage the equity funds, of which five are affiliates of the Sellers and two are independent. Upon consummation of the transaction, Aston will enter into long-term contracts with each of these entities pursuant to which they will sub-advise the funds. The sub-advisory contracts with the Sellers' affiliates, which will not be terminable by the sub-advisors for five years, include limited non-compete provisions and certain capacity guarantees in appropriate products to benefit the acquired business. While this arrangement is intended to ensure that the investment philosophy and process guiding the mutual funds in the future are consistent with their historical investment philosophy and process, there can be no assurances that there will be a stable ownership transition for the Target Funds. In addition, if one or more of these sub-advisory contracts is terminated, it could have a material adverse impact on the Target Funds' performance and on Aston's revenues and operating results.

Aston will depend on third-party distribution channels to market our investment products and access our client base. A substantial reduction in fees received from third-party intermediaries could have a material adverse effect on our business.

The potential investor base for mutual funds and managed accounts is limited, and our ability to distribute mutual funds and access clients for managed accounts will be highly dependent on access to the distribution systems and client bases of national and regional securities firms, banks, insurance companies, defined contribution plan administrators and other intermediaries, which generally offer competing internally and externally managed investment products. For open-end funds, such intermediaries are paid for their services to fund shareholders, in part, through Rule 12b-1 fees. Access to such distribution systems and client bases is substantially dependent upon our ability to charge Rule 12b-1 fees to our funds. To the extent that recent regulatory initiatives prohibit or limit the imposition of Rule 12b-1 or similar fees, our access to these distribution systems and client bases may be foreclosed in the future. To a lesser extent, the managed account business depends on referrals from financial planners and other professional advisors, as well as from existing clients. We cannot assure you that these channels and client bases will continue to be accessible to Aston. The inability to have such access could have a material adverse effect on our earnings.

While we expect the acquired business to continue to diversify and add new distribution channels for its mutual funds and managed accounts, a significant portion of the growth in its assets under management in recent years has been accessed through intermediaries. As of March 31, 2006, substantially all of the assets under management of the acquired business were attributable to accounts that it accessed through third-party intermediaries. These intermediaries generally may terminate their relationships on short notice. Loss of any of the distribution channels afforded by these intermediaries, and the inability to access clients through new distribution channels, could decrease assets under management and adversely affect our results of operations and growth. In addition, in the case of managed accounts offered through intermediaries to their customers, such intermediaries may reduce the fees that they remit to us as part of the arrangements they have with the acquired business. A substantial reduction in fees received from third-party intermediaries could have a material adverse affect on our business.

A change of control of our company would automatically terminate our investment management agreements with our clients, unless our managed account clients consent and, in the case of fund clients, the funds' board of trustees and shareholders voted to continue the agreements.

Under the Investment Company Act, an investment management agreement with a fund must provide for its automatic termination in the event of its assignment. The fund's board and shareholders must vote to continue the agreement following its assignment, the cost of which ordinarily would be borne by us.

Under the Investment Advisers Act, a client's investment management agreement may not be "assigned" by the investment advisor without the client's consent. An investment management agreement is considered under both acts to be assigned to another party when a controlling block of the advisor's securities is transferred. In our case, an assignment of our investment management agreements may occur if, among other things, we sell or issue a certain number of additional common shares in the future. We cannot be certain that our clients will consent to assignments of our investment management agreements or approve new agreements with us if a change of control occurs. Under the Investment Company Act, if a fund's investment advisor engages in a transaction that results in the assignment of its investment management agreement with the fund, the advisor may not impose an "unfair burden" on that fund as a result of the transaction for a two-year period after the transaction is completed. The term "unfair burden" has been interpreted to include certain increases in investment advisory fees. This restriction may discourage potential purchasers from acquiring a controlling interest in our company.

Investors in open-end funds can redeem their investments in these funds at any time without prior notice, which could adversely affect Aston's earnings.

Open-end fund investors may redeem their investments in those funds at any time without prior notice. Investors may reduce the aggregate amount of assets under management for any number of reasons, including investment performance, changes in prevailing interest rates and financial market performance. Poor performance relative to other asset management firms tends to result in decreased purchases of mutual fund shares and increased redemptions of mutual fund shares. Cumulative net redemptions have reduced the assets under management by the acquired business from $7.2 billion in 2004 to approximately $6.0 billion as of March 31, 2006, principally as a result of the net asset outflows in the ABN AMRO Montag & Caldwell Growth Fund, whose assets under management represent approximately 40% of the aggregate Target Funds' assets. In a declining stock market, the pace of mutual fund redemptions could accelerate. The redemption of investments in mutual funds managed by the acquired business would adversely affect our revenues, which are substantially dependent upon the assets under management in our funds. If net redemptions of investments in the acquired business' mutual funds increase, it would cause our revenues to decline, which would have a material adverse effect on our earnings.

A decline in the prices of securities, the performance of the Target Funds or changes in investors' preference of investing styles could lead to a decline in Aston's assets under management, revenues and earnings.

Substantially all of our revenues will be determined by the amount of assets under management. Under the acquired business' investment advisory contracts with the Target Funds, the investment management fee is typically based on the market value of assets under management. In addition, the acquired business receives asset-based distribution or service fees with respect to the open-end funds pursuant to distribution plans adopted under provisions of Rule 12b-1 under the Investment Company Act. Accordingly, a decline in the prices of securities generally may cause our revenues and net income to decline by either causing the value of our assets under management to decrease, which would result in lower investment advisory and Rule 12b-1 fees, or causing clients to withdraw funds in favor of investments or investment styles they perceive to offer greater opportunity or lower risk, which would also result in lower fees. For example, investors have withdrawn funds from the ABN AMRO Montag & Caldwell Growth Fund as a result of its performance and changes in investors' preferences for investing strategies. In addition, while the revenues of the acquired business are diversified across investment styles, the large capitalization growth style of investing accounts for approximately 58% of assets under management. The securities markets are highly volatile, and securities prices may increase or decrease for many reasons, including economic and political events and acts of terrorism beyond our control. If a decline in securities prices, fund performance or change in investors' preference of investment styles were to cause our revenues to decline, it could have a material adverse effect on our earnings.

Loss of key employees could lead to the loss of clients and a decline in revenue.

The ability of the acquired business to attract and retain quality personnel has contributed significantly to its growth and success. Aston's ability to attract and retain personnel will be important to attracting and retaining clients following the acquisition. The market for qualified wholesalers, senior managers, compliance professionals, marketing professionals, key managers at the sub-advisors and other professionals is competitive. Aston and the sub-advisors may not be successful in their efforts to recruit and retain the required personnel to maintain or grow the acquired business. Loss of a significant number of key personnel could have an adverse effect on Aston and Highbury.

Any significant limitation or failure of the acquired business' software applications and other technology systems that are critical to its operations could constrain its operations.

The acquired business is highly dependent upon the use of various proprietary and third-party software applications and other technology systems to operate the business. The acquired business uses its technology to, among other things, provide reports and other customer services to its clients. Any inaccuracies, delays or systems failures in these and other processes could subject the acquired business to client dissatisfaction and losses. Although Aston will take protective measures, its technology systems may be vulnerable to unauthorized access, computer viruses or other events that have a security impact, such as an authorized employee or vendor inadvertently causing Aston to release confidential information, which could materially damage Aston's operations or cause the disclosure or modification of sensitive or confidential information. Moreover, loss of confidential customer identification information could cause harm to Aston's reputation. The acquired business relies heavily on software and technology that are licensed from, and supported, upgraded and maintained by, third-party vendors. A suspension or termination of certain of these licenses or the related support, upgrades and maintenance could cause temporary system delays or interruption. Potential system failures or breaches and the cost necessary to correct them could result in material financial loss, regulatory action, breach of client contracts, reputational harm or legal claims and liability, which in turn could negatively impact our revenues and income.

Following the acquisition, Aston could suffer losses in earning or revenue if its reputation is harmed or the Aston brand name is not recognized.

Following the acquisition, Aston's reputation will be important to the success of its business and the success of Highbury. The management of Aston has strong relationships with intermediaries and their continued relationship will be based on their trust and confidence in Aston. If Aston's reputation is harmed, existing clients of the acquired business may reduce amounts held in, or withdraw entirely from, funds that Aston will advise or funds may terminate their investment advisory contracts which could reduce the amount of assets under management of the acquired business and cause Aston to suffer a corresponding loss in earnings or revenues. Reputational harm may also cause Aston to lose employees and it may be unable to continue to attract new ones with similar qualifications, motivations or skills. If Aston fails to address, or appears to fail to address, successfully and promptly the underlying causes of any reputational harm, Aston may be unsuccessful in repairing any existing harm to its reputation and its future business prospects would likely be affected.

Highbury plans to co-brand the Target Funds with the names of the sub-advisors. For example, the ABN AMRO Montag & Caldwell Growth Fund would be re-named the Aston Montag & Caldwell Growth Fund. If investors and itermediaries fail to recognize the Targets Funds with the Aston co-branding, the acquired business may suffer losses, which would impact its revenues and financial results.

Risks Related To The Nature of the Acquisition

Aston's autonomy limits our ability to alter its management practices and policies, and we may be held responsible for liabilities it incurs.

Although our limited liability company agreement with Aston gives us the authority to control or vote with respect to certain of its business activities, we generally will not be directly involved in managing its day-to-day activities, including investment management policies and fee levels, product development, client relationships, compensation programs and compliance activities. As a consequence, our financial condition and results of operations may be adversely affected by problems stemming from the day-to-day operations of Aston.

In addition, we may be held liable in some circumstances as a control person for the acts of Aston or its employees. While Highbury will maintain directors and officers insurance and Aston will maintain errors and omissions and general liability insurance in amounts believed to be adequate to cover certain potential liabilities, we may have claims that exceed the limits of available insurance coverage. Furthermore insurers may not remain solvent and/or meet their obligations to provide coverage and insurance coverage may not continue to be available with sufficient limits and at a reasonable cost. A judgment against us or Aston in excess of available insurance coverage could have a material adverse effect on us.

The failure to receive regular distributions from Aston will adversely affect us and our holding company structure will result in substantial structural subordination that may affect our ability to make payments on our obligations.

Because we are a holding company, we will receive substantially all of our cash from distributions made to us by Aston. Aston's payment of distributions to us may be subject to claims by Aston's creditors and to limitations applicable to Aston under federal and state laws, including securities and bankruptcy laws. Additionally, Aston may default on some or all of the distributions that are payable to us. As a result, we cannot guarantee that we will always receive these distributions from Aston. The failure to receive the distributions to which we are entitled under our limited liability company agreement with Aston and the Aston management team would adversely affect us, and may affect our ability to make payments on our obligations.

Our right to receive any assets of Aston upon its liquidation or reorganization, and thus the right of our stockholders to participate in those assets, typically would be subordinated to the claims of Aston's creditors. In addition, even if we were a creditor of Aston, our rights as a creditor would be subordinated to any security interest and indebtedness of Aston that is senior to us.

The agreed-upon expense allocation under our revenue sharing arrangements with Aston management may not be large enough to pay for all of the respective Aston's operating expenses.

Pursuant to the limited liability company agreement of Aston, we will receive a specified percentage of Aston's gross revenue, and a percentage of revenue is retained for use in paying Aston's operating expenses. We may not have anticipated and reflected in the agreement possible changes in Aston's revenue and expense base, and the agreed-upon expense allocation may not be large enough to pay for all of Aston's operating expenses. We may elect to defer the receipt of our share of Aston's revenue to permit Aston to fund such operating expenses, or we may restructure our relationship with Aston with the aim of maximizing the long-term benefits to us. We cannot be certain, however, that any such deferral or restructured relationship would be of any greater benefit to us. Such a deferral or restructured relationship might have an adverse effect on our near-term or long-term profitability and financial condition.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other "forward-looking" information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Aston in such forward-looking statements, including among other things:

•	the number and percentage of our stockholders voting against the acquisition proposal and seeking conversion;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government actions relating to Highbury;

•
changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management;

•	terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries and Highbury;

•	changing conditions in global financial markets generally and in the equity markets particularly, and decline or lack of sustained growth in these markets;

•	Aston's business strategy and plans;

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	harm to Aston's or Highbury's reputation;

•	fluctuations in customer demand;

•	management of rapid growth;

•	the impact of fund performance on redemptions;

•	changes in investors' preference of investing styles;

•	changes in or loss of sub-advisors;

•	the impact of increased competition;

•	the results of future financing efforts;

•	the impact of capital improvement projects;

•	the impact of future acquisitions or divestitures;

•	the relative and absolute investment performance of Highbury's investment products;

•	investment advisory agreements subject to termination or non-renewal;

•	our success in finding or investing in additional investment management firms on favorable terms and consummating announced investments in new investment management firms;

•	the ability to attract and retain highly talented professionals;

•	significant limitations or failure of software applications;

•	expenses subject to significant fluctuations; and

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of us, Aston, the acquired business or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Highbury and Aston undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the asset purchase agreement, you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement could have a material adverse effect on Highbury and Aston.

ANNUAL MEETING OF HIGHBURY STOCKHOLDERS

General

We are furnishing this proxy statement to Highbury stockholders as part of the solicitation of proxies by our board of directors for use at the annual meeting of Highbury stockholders to be held on ________, 2006, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about ________, 2006 in connection with the vote on the proposed acquisition, the Article Fifth amendment and the director election proposal. This document provides you with the information we believe you should know to be able to vote or instruct your vote to be cast at the annual meeting.

Date, Time and Place

The annual meeting of stockholders will be held on _______, 2006, at 8:00 a.m., mountain time at __________________, Denver, Colorado ______.

Purpose of the Highbury Annual Meeting

At the annual meeting, we are asking holders of Highbury common stock to:

•	approve the asset purchase agreement and the transactions contemplated thereby (acquisition proposal);

•
approve an amendment to our certificate of incorporation to remove the preamble and sections A through G, inclusive, of Article Fifth from the certificate of incorporation from and after the closing of the acquisition, as these provisions will no longer be applicable to us (Article Fifth amendment); and

•	approve the election of Russell L. Appel as Director.

Recommendation of Highbury Board of Directors

Our board of directors:

•	has unanimously determined that the acquisition proposal is fair to and in the best interests of us and our stockholders;

•	has unanimously determined that the Article Fifth amendment and director election proposal are in the best interests of us and our stockholders;

•	has unanimously approved the acquisition proposal, the Article Fifth amendment and the director election proposal;

•	unanimously recommends that our common stockholders vote "FOR" the acquisition proposal;

•	unanimously recommends that our common stockholders vote "FOR" the proposal to adopt the Article Fifth amendment; and

•	unanimously recommends that our common stockholders vote "FOR" the director election proposal.

Record Date; Who is Entitled to Vote

We have fixed the close of business on __________, 2006, as the "record date" for determining Highbury stockholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on __________, 2006, there were 9,635,000 shares of our common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share at the annual meeting.

Pursuant to agreements with us, 1,891,667 shares of our common stock held by our Inside Stockholders will be voted on the acquisition proposal in accordance with the majority of the votes cast by holders of shares of common stock issued in our IPO at the annual meeting on the acquisition proposal.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock constitutes a quorum at the annual meeting.

Abstentions and Broker Non-Votes

Proxies that are marked "abstain" will be treated as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are returned to us but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum for the Article Fifth amendment, but not for the acquisition proposal or the director election proposal. If you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the acquisition proposal, the Article Fifth amendment or the director election proposal. Since a stockholder must vote against the acquisition proposal to have conversion rights, individuals who fail to vote or who abstain from voting may not exercise their conversion rights. Beneficial holders of shares held in "street name" that are voted against the acquisition may exercise their conversion rights. See the information set forth in "Annual Meeting of Highbury Stockholders - Conversion Rights."

Vote of Our Stockholders Required

The acquisition proposal will require the approval of a majority of the votes cast by the holders of shares of common stock issued in the IPO. The approval of the Article Fifth amendment will require the affirmative vote of the holders of a majority of Highbury common stock outstanding on the record date. The approval of the director election proposal will require a plurality of the votes cast in the election of directors at the annual meeting. Because the approval of the Article Fifth amendment requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote, abstentions will have the same effect as a vote against this proposal. Shares not entitled to vote because of a broker non-vote will not have the effect of a vote against the acquisition proposal or the director election proposal but will have the effect of a vote against the Article Fifth amendment. For purposes of the acquisition proposal and the director election proposal, abstentions will have the same effect as a vote against the proposal; however, you cannot seek conversion unless you vote against the acquisition proposal.

Voting Your Shares

Each share of Highbury common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of Highbury common stock at the annual meeting:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board "FOR" the adoption of the acquisition proposal, the Article Fifth amendment and the director election proposal.

•
You can attend the annual meeting and vote in person. We will give you a ballot when you arrive. A vote cast by ballot will replace a vote previously cast by proxy. You may vote by ballot even if you have not previously submitted a proxy. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF OUR COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL NOT HAVE THE EFFECT OF A DEMAND OF CONVERSION OF YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF OUR IPO ARE HELD.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Richard S. Foote, our President, Chief Executive Officer and Director, in writing before the annual meeting that you have revoked your proxy; or

•	you may attend the annual meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow & Co., our proxy solicitor, at (312) 236-8600 or Richard S. Foote, our President, Chief Executive Officer and Director, at (303) 357-4802.

No Additional Matters May Be Presented at the Annual Meeting

This annual meeting has been called only to consider the adoption of the acquisition proposal, the Article Fifth amendment and the director election proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the annual meeting if they are not included in the notice of the meeting.

Conversion Rights

Any of our stockholders holding shares of Highbury common stock issued in our IPO who votes against the acquisition proposal may demand that we convert his shares into a pro rata portion of the trust account, net of taxes payable. If demand is made no later than the close of the vote at the stockholder meeting and the acquisition is consummated, we will convert these shares into a pro rata portion of funds held in the trust account plus interest (net of taxes payable), as of the date that is two business days prior to the consummation of the proposed business combination. Highbury stockholders who seek to exercise this conversion right must vote against the acquisition. Abstentions and broker non-votes do not satisfy this requirement.

The last sale price of our common stock on __________, 2006 (the record date) was $____ and the per-share, pro rata cash held in the trust account on that date (net of taxes payable) was approximately $__________. Prior to exercising conversion rights, our stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

If the holders of 1,548,667 or more shares of common stock issued in our IPO (an amount equal to 20% or more of those shares) vote against the acquisition proposal and demand conversion of their shares, we will not be able to consummate the acquisition.

If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you vote against the acquisition proposal, properly demand conversion, continue to hold those shares through the effective time of the acquisition and then tender your stock certificate to us. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated.

Appraisal Rights

Stockholders of Highbury do not have appraisal rights in connection with the acquisition.

Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

We expect to engage Morrow & Co. to assist in the proxy solicitation process. We intend to pay Morrow & Co. a fee of $5,500 plus reasonable out-of-pocket charges and a flat fee of $5 per outbound proxy solicitation call. Such costs will be paid with funds that are not held in the trust account.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Highbury Inside Stockholders

At the close of business on the record date, R. Bruce Cameron, Richard S. Foote, R. Bradley Forth, Russell L. Appel and Broad Hollow LLC, or Broad Hollow, whom we collectively refer to as the Highbury Inside Stockholders, beneficially owned and were entitled to vote 1,891,667 shares or approximately 19.6% of our outstanding shares of our common stock, which includes all of the shares held by our directors and executive officers and their affiliates. R. Bruce Cameron is currently our Chairman of the Board, Richard S. Foote is currently our President, Chief Executive Officer and Director, R. Bradley Forth is currently our Executive Vice President, Chief Financial Officer and Secretary and Russell L. Appel is currently a Director. All of the Highbury Inside Stockholders agreed to vote their shares on the acquisition proposal in accordance with the majority of the votes cast by the holders of shares issued in our IPO. The Highbury Inside Stockholders also agreed, in connection with the IPO, to place 1,725,000 shares acquired prior to the IPO in escrow until January 31, 2009. In addition, the 166,667 units and shares and warrants comprising those units purchased by the Highbury Inside Stockholders in a private placement contemporaneously with the IPO may not be sold, assigned or transferred until after the successful completion of a business combination by Highbury.

Ownership of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock as of May 26, 2006 by officers and directors and known 5% holders.

Name and address of beneficial owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
R. Bruce Cameron(2)(6)	1,040,417	10.8%
Richard S. Foote(6)	567,500	5.9%
R. Bradley Forth(3)(6)	94,583	1.0%
Russell L. Appel(4)(5)(6)	189,167	2.0%
Broad Hollow LLC(2)(6)	851,250	8.8%
Wellington Management Company, LLP(7)	986,000	10.2%
Sapling, LLC/Fir Tree Recovery Master Fund, L.P.(8)	952,125	9.6%
Context Capital Management, LLC(9)	813,500	8.4%
Dorset Management Corporation (10)	800,000	8.3%
Amaranth LLC(11)	562,000	5.8%
All executive officers and directors as a group (four individuals)	1,891,667	19.6%
______________________
(1)	Unless otherwise noted, the business address of each of the following is c/o Berkshire Capital Securities LLC, 535 Madison Avenue, 19th Floor, New York, New York 10022.

(2)
This number includes 851,250 shares owned of record by Broad Hollow LLC that are attributed to Mr. Cameron, according to Section 13(d) of the Securities Exchange Act of 1934, due to his position as the managing member of Broad Hollow LLC. These share numbers do not include 86,250 shares held by Mr. Forth, which are subject to a call in favor of Broad Hollow LLC, exercisable if Mr. Forth's employment by Berkshire Capital is terminated for certain reasons before the second anniversary of our initial business combination. These numbers also exclude shares held by our existing stockholders that Broad Hollow has the right to call during the 30-day period following the closing of our initial business combination.

(3)	The business address of Mr. Forth is c/o Berkshire Capital Securities LLC, 999 Eighteenth Street, Suite 3000, Denver, CO 80202.

(4)	These shares are owned of record by the Hillary Appel Trust and the Catey Lauren Appel Trust, of which Mr. Appel's wife is the trustee. Mr. Appel disclaims beneficial ownership of all such shares.

(5)	The business address of Mr. Appel is c/o The Praedium Group LLC, 825 Third Avenue, 36th Floor, New York, NY 10022.

(6)	These numbers exclude 333,334 shares of common stock issuable to the initial stockholders upon exercise of warrants that are not currently exercisable and will not become exercisable within 60 days.

(7)
As reported in a Schedule 13G dated January 31, 2006 and filed with the Securities and Exchange Commission on February 21, 2006. The business address of Wellington Management, LLP is 75 State Street, Boston, MA 02109.

(8)
As reported in a Schedule 13G dated March 9, 2006 and filed with the SEC on March 29, 2006. The business address of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Sapling, LLC may direct the voting and disposition of 634,054 shares of our common stock and Fir Tree Recovery Master Fund, L.P. may direct the voting and disposition of 291,071 shares of our common stock. The manager of both entities is Fir Tree, Inc.

(9)
As reported in a Schedule 13G dated January 26, 2006 and filed with the SEC on February 6, 2006. The business address of Context Capital Management, LLC is 12626 High Bluff Drive, Suite 440, San Diego, CA 92130.

(10)
As reported on a schedule 13G dated April 21, 2006 and filed with the SEC on April 27, 2006. The business address of Dorset Management Corporation is 485 Underhill Boulevard, Suite 205, Syosset, NY 11791.

(11)	As reported in a Schedule 13G dated January 26, 2006 and filed with the SEC on February 6, 2006. The business address of Amaranth LLC is One American Lane, Greenwich, CT 06831.

THE ACQUISITION PROPOSAL

The discussion in this document of the acquisition and the principal terms of the asset purchase agreement, dated as of April 20, 2006, by and among Highbury, Aston and the Sellers is subject to, and is qualified in its entirety by reference to, the asset purchase agreement. A copy of the asset purchase agreement is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Acquisition

On April 20, 2006, Highbury and Aston entered into an asset purchase agreement with the Sellers. Pursuant to the asset purchase agreement, and subject to the satisfaction of the conditions set forth therein, Highbury will acquire substantially all of the Sellers' business of providing investment advisory, administration, distribution and related services to the U.S. mutual funds specified in the asset purchase agreement.

The acquisition is currently expected to be consummated in the second half of 2006, after receipt of requisite approvals from (i) the stockholders of Highbury, (ii) the stockholders of the Target Funds and (iii) the trustees of the Target Funds. The trustees of the Target Funds approved the acquisition on May 9, 2006.

In connection with the closing, Aston will enter into agreements with each of the Sellers that currently manage the Target Funds pursuant to which each such Seller will act as a sub-advisor to the applicable Target Fund. Pursuant to the asset purchase agreement the Sellers have agreed subject to certain exceptions not to terminate these agreements for a period of five years following the closing of the acquisition.

Background of the Acquisition

The terms of the asset purchase agreement are the result of arm's-length negotiations between Highbury, the Sellers, and their respective representatives.

Highbury was formed on July 13, 2005 for the purpose of acquiring or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more financial services businesses. Highbury completed its IPO on January 31, 2006, raising net proceeds of approximately $43.8 million, including the proceeds from the full exercise of the underwriters' over-allotment option, and $1,000,002 of proceeds from the units purchased by Highbury's founders in a concurrent private placement. Highbury placed these net proceeds as well as $673,333 of the deferred non-accountable expense allowance payable to TEP and EBC, aggregating $43,289,567, in a trust account immediately following the IPO. In accordance with Highbury's certificate of incorporation, these funds will be released upon the consummation of a business combination or upon the liquidation of Highbury. Highbury must dissolve and liquidate unless it has consummated a business combination by July 31, 2007, subject to extension in certain circumstances to January 31, 2008. As of March 31, 2006, approximately $43.6 million was held in the trust account.

As disclosed in the prospectus for Highbury's IPO, at no time prior to the consummation of the IPO did Highbury identify, contact, or engage in any discussions regarding a business combination with any potential targets.

Promptly following the consummation of Highbury's IPO, Highbury contacted investment banking firms, private equity firms, law firms and other professional firms specializing in the financial services industries, as well as current and former senior executives of financial services firms with whom Highbury's officers have worked in the past. In these efforts, Highbury consulted Berkshire Capital Securities LLC, or Berkshire Capital, an investment banking firm that provides merger and acquisition advisory services to investment management and securities firms. Ten employees or equity owners of Berkshire Capital, including Bruce Cameron, our Chairman and Richard Foote, our President and Chief Executive Officer are members of Broad Hollow LLC, one of the Highbury Inside Stockholders. Through these efforts and through data available from public sources, we compiled an extensive initial target list which included merger or acquisition targets as well as additional sources of potential mergers or acquisitions. We refined this list through further discussions with Berkshire Capital and our industry contacts based on the acquisition criteria disclosed in the IPO prospectus. The refined list included more than 200 potential merger or acquisition candidates and sources of potential merger or acquisition candidates. As of May 26, 2006, we had contacted 93 targets, have held substantial discussions with 16 targets and have delivered written or oral preliminary indications of interest, including specified levels of merger or acquisition consideration, to five targets. All of the targets Highbury has contacted or engaged in discussions with, including the Sellers, were initially identified on the list of prospective acquisition candidates prepared after consummation of Highbury's IPO.

On the advice of an investment banker whom we consulted in the process of identifying potential targets, we contacted a senior executive of a large financial services corporation on February 2, 2006. In this discussion we learned that the corporate parent would entertain discussions regarding the sale of up to three of its investment management subsidiaries. We met with one of the subsidiaries on February 21, 2006. In further discussions with the corporate parent, we expressed an interest in acquiring all three of the affiliates in a single transaction; however, the corporate parent indicated it was interested in divesting only one affiliate and certain operations of a second affiliate. We drafted a term sheet and bid letter for this opportunity, but given the known divergence of objectives, we decided to deliver the proposal orally in a meeting with the corporate parent on February 22, 2006. Subsequently, we and the corporate parent mutually decided to terminate discussions, as it became apparent that we would not reach an agreement.

We were introduced to the second target by an investment banker with whom we spoke in the process of identifying targets. We first contacted the president of the target by telephone on February 8, 2006. Mr. Foote and the investment banker met with the principals of the target on February 9, 2006 in the target's office. On February 10, 2006, we executed a confidentiality agreement and received evaluation material. On February 28, 2006, Mr. Foote met with the target's president in the target's office and delivered an initial written proposal. At the meeting, the target indicated a desire for a greater amount of acquisition consideration and changes to the proposed transaction structure. The target requested additional time to analyze the proposal in detail and perhaps prepare a counter-proposal. As of May 26, 2006 we have not received a counter-proposal from this target. Subsequent to the announcement of the acquisition transaction, Mr. Foote spoke with the president of the target to notify him of the acquisition transaction.

As described in greater detail later in this section, the indication of interest Highbury submitted to the Sellers was the third proposal Highbury delivered to a potential target.

We identified the fourth target in the process of preparing the initial target list and we contacted the target on March 2, 2006. The following day we sent the target background information on Highbury. Mr. Foote had two preliminary meetings with the target, first in Highbury's New York office on March 14, 2006 and then in the target's office on March 15, 2006. On March 16, 2006, we executed a confidentiality agreement and immediately afterwards received evaluation materials. On April 7, 2006, we delivered an initial proposal. The target requested, among other things, a greater amount of acquisition consideration and changes to the proposed transaction structure. The target also requested additional time to analyze the proposal and prepare a counter-proposal. As of May 26, 2006 we have not received a counter-proposal from this target. Subsequent to the announcement of the acquisition transaction, Mr. Foote spoke with the president of the target to notify him of the acquisition transaction.

An investment banker we consulted during the process of identifying targets referred us to the fifth target. We first discussed this target with the investment banker on February 22, 2006, and we received a confidentiality agreement with respect to the opportunity on March 27, 2006. We executed the confidentiality agreement on April 8, 2006 and received the evaluation materials shortly thereafter. We submitted a preliminary indication of interest in writing to the target on May 1, 2006. The target is conducting a competitive auction sale process, and has informed us that it will proceed with the process without Highbury.

Throughout the course of our discussions with potential targets (other than the Sellers), similar issues arose, including, but not limited to:

•	An initial lack of interest, for a variety of reasons, on the target's part;

•	An inability to agree on valuation;

•	An inability to agree on transaction structure;

•	Unfavorable issues identified in discussions or due diligence; and

•	Accounting or other technical matters.

Because we did not reach preliminary agreements with any target other than the Sellers, none of the four other transaction opportunities have been presented to our board of directors for consideration.

Highbury identified AAAMHI as a potential source of one or more targets in the process of compiling and refining the initial list of targets following completion of Highbury's IPO. Mr. Cameron has been a longtime business acquaintance of Stuart D. Bilton, Vice Chairman of AAAMHI, and over the course of the past 20 years has contacted Mr. Bilton from time to time in Mr. Cameron's role with Berkshire Capital to discuss business strategies or suggest particular business combinations for consideration by AAAMHI or its predecessor, Alleghany Asset Management, Inc. In 1994, Berkshire Capital represented Montag & Caldwell in its sale to Alleghany and, in 2005, Berkshire Capital represented AAAMHI in the sale of its U.S. defined contribution business to Principal Financial Group, Inc.

In the spring of 2005, AAAMHI retained UBS Securities, LLC, or UBS, to conduct a competitive auction sale process for the acquired business. In the fall of 2005 Mr. Cameron, in his role as President of Berkshire Capital, advised a publicly traded investment management company in its evaluation of the acquired business for a potential acquisition. The Berkshire Capital client decided not to pursue the acquisition based on a perceived difference in investment philosophies between the two organizations. In January 2006, Mr. Cameron, in his role as President of Berkshire Capital, referred this potential acquisition opportunity on an unidentified basis to two additional potential buyers. Mr. Cameron spoke to UBS about both parties but neither was willing to pursue the business, in one case because of an uncertainty about funding the acquisition and in the other case because the organization was not interested in adding sub-advised funds to its existing family of funds.

Prior to the completion of Highbury's IPO, Highbury and its officers and directors did not identify the acquired business as a target for Highbury and did not contact or engage in any discussions regarding an acquisition of the acquired business by Highbury.

Mr. Cameron called Mr. Bilton on February 6, 2006 to propose a visit to discuss AAAMHI's interest in divesting any of its investment management affiliates, including the acquired business or any other affiliates. Mr. Cameron and Mr. Foote met with Mr. Bilton in Chicago on February 16, 2006 to discuss Highbury's interest in potential acquisitions. At this meeting, Mr. Bilton indicated that the acquired business continued to be represented for sale by UBS and referred Highbury to Mr. Bradford Hearsh, a Managing Director of UBS. Mr. Bilton indicated that other participants were active in the competitive auction sale process and one in particular was far ahead of Highbury in the process. Mr. Bilton also indicated that AAAMHI was not interested in divesting any of its other investment management businesses.

Messrs. Cameron and Foote contacted Mr. Hearsh of UBS telephonically on February 22, 2006 to determine if Highbury could participate in the competitive auction sale process. Mr. Hearsh advised them that the Sellers were in advanced discussions with several parties, including a large domestic financial services company that had begun to negotiate definitive transaction documents and had made substantial progress in its business, legal and financial due diligence investigations. Nonetheless, Mr. Hearsh indicated that Highbury would be permitted to evaluate the opportunity, subject to the approval of the Sellers. The Sellers and Highbury entered into a confidentiality agreement effective as of February 26, 2006 and on March 1, 2006, UBS provided Highbury with an initial information package including business and financial information as of December 31, 2005. Based on ongoing discussions with UBS and the information received on March 1, 2006, Highbury internally prepared a valuation of the target and presented a preliminary letter of intent for the acquisition of the acquired business to UBS on March 2, 2006. The letter of intent included a purchase price of $40.0 million and, consistent with indications of interest Highbury delivered to other targets, was non-binding on either party, with the exception of certain proposed confidentiality and exclusivity provisions. The valuation of $40.0 million was based upon our analysis of the revenue run rate of the target as of December 31, 2005 as described in the UBS materials as well as Highbury's estimates of the profitability of the business on a pro forma basis. The indication of interest included a provision, for the benefit of the Seller, that consummation of a transaction by Highbury would not be contingent upon the hiring of any of the employees of the business.

UBS responded orally with concerns about the structure and the amount of consideration to be delivered. UBS and the Sellers also provided Highbury with updated financial information as of February 28, 2006. The parties continued negotiations and were able to reach an agreement on a non-binding letter of intent that was executed on March 8, 2006 and included a purchase price of $41.5 million, subject to a contingent adjustment. Highbury believes its proposal was attractive to the Sellers because (i) Highbury intended to retain the advisors and sub-advisors to the funds as sub-advisors following the acquisition, (ii) Highbury would not merge the funds into other funds, (iii) Highbury intended to retain a majority of the acquired business' employees, and (iv) Highbury was a flexible solution to an almost year-long process. The letter of intent provided Highbury a 15-day exclusivity period to conduct due diligence and negotiate definitive transaction documents, with an exception to the exclusivity provision to permit the Sellers to continue to negotiate with the large domestic financial services company that continued to participate in the competitive sale process.

On March 9, 2006, Highbury's executive officers and its legal and accounting advisors assembled in Chicago for a series of meetings with the management team of the acquired business and began a detailed review of the due diligence materials the Sellers had prepared and compiled in connection with the ongoing competitive auction sale process. These due diligence efforts continued, both in the data room provided by the Sellers' legal counsel in Chicago and through the delivery of additional information to Highbury and its legal and accounting advisors for the remainder of March and the beginning of April. Numerous telephone conversations were held between Highbury and the Sellers and their advisors over the same period.

On March 9, 2006, Highbury received the first draft of the asset purchase agreement from the Sellers, which resulted in additional discussions and negotiations of various aspects of the proposed business combination. Succeeding drafts of the transaction documents were prepared in response to comments and suggestions of the parties and their counsel, with management and counsel for both companies engaging in numerous telephonic conferences and negotiating sessions. Included in the various transaction documents were the asset purchase agreement, a transition services agreement, four side letter agreements with the investment advisors of the mutual funds and with respect to the Target Click funds and restrictive covenant agreements for eight employees of the business.

The details of the acquisition consideration were refined during the course of due diligence and discussions and negotiations regarding the letter of intent and the various transaction documents. The definitive terms and conditions of the transaction are set forth in the agreements described in this proxy statement and included as exhibits hereto. The final consideration was determined to be $38.6 million, payable in cash at the closing of the transaction. The reduction in the purchase price resulted from a correction to the revenue run rate of the acquired business as of December 31, 2005 and a 3.3% drop in revenue run rate between December 30, 2005 and March 31, 2006. The assets to be acquired included all of the assets of the businesses necessary to operate the acquired business going forward, including $3.5 million of working capital to provide initial resources to operate the business. In addition to the cash payment at the closing of the transaction, there is a potential contingent adjustment calculated on the second anniversary of the closing to provide protection for both the buyer and the Sellers. If annualized net advisory fee revenue for the six months prior to the second anniversary exceeds $41.8 million, Highbury will make a payment to the Sellers equal to the difference between the advisory fee revenues for such period and $41.8 million, subject to a cap of $3.8 million. If net advisory fee revenue for such period is less than $34.2 million, the Sellers will make a payment to Highbury equal to the difference between $34.2 million and the advisory fee revenues for such period, also subject to a cap of $3.8 million.

During the course of the negotiations leading to the letter of intent, and thereafter through the negotiations regarding the asset purchase agreement, the officers and directors of Highbury, together with their advisors, conducted a variety of valuation analyses of the acquired business, including comparable sale transactions, public company comparables and discounted cash flows. These analyses were substantially similar to those conducted by Capitalink in connection with the rendering of its fairness opinion. For a description of Capitalink's analyses, please see the information set forth in "The Acquisition Proposal - Fairness Opinion".

At the initial meeting with Mr. Bilton on February 16, 2006, Messrs. Cameron and Foote asked Mr. Bilton if he and other members of senior management would be willing to remain with the acquired business. Mr. Bilton stated that management might remain with the acquired business but that it could not be a condition to Highbury's acquisition of the acquired business because he did not want management to have any ability to exercise control over the Sellers or Highbury. Mr. Foote then outlined a hypothetical structure for a transaction which would include revenue sharing between Highbury and members of management on a basis to be determined. Mr. Bilton requested that Mr. Foote provide him with a written summary of a revenue sharing structure typical in the investment management industry and we subsequently prepared a written summary of such a structure and delivered it to Mr. Bilton on February 20, 2006. The written summary formed the basis for a prototype limited liability operating agreement for Aston prepared by Highbury's legal counsel and delivered to Mr. Bilton on March 17, 2006. Subsequent to delivering the prototype operating agreement, Highbury modified some of its terms in order to satisfy certain of Highbury's business and accounting requirements. On April 20, 2006, following finalization of all material deal terms between ABN AMRO and Highbury, Mr. Bilton requested a review of the operating agreement by independent legal counsel. Mr. Foote, Highbury's legal counsel, management, and management's legal counsel met on the afternoon of April 20, 2006 to negotiate certain provisions of the limited liability company agreement. Those negotiations were successfully concluded that evening and the operating agreement was executed by the Aston management members and Highbury.

During February, March and April 2006, Richard Foote contacted our two other directors on numerous occasions both individually and jointly on telephonic conference calls to discuss the transaction and, to a lesser extent, to discuss other alternative transactions available to Highbury, and to describe the status of negotiations. On March 28, 2006 Highbury held a formal meeting of its board of directors to discuss the proposed acquisition. Messrs. Cameron, Foote and Appel, constituting all of our directors, were present at the meeting. Also present telephonically was Brad Forth, our Executive Vice President, Chief Financial Officer and Secretary. Prior to the meeting, copies of the most recent drafts of the significant transaction documents were delivered to the directors in connection with their consideration of the proposed business combination with the Sellers, including the asset purchase agreement and the limited liability company operating agreement. The directors had also been given copies of various due diligence materials and analyses prepared by Highbury and its advisors regarding the proposed business combination. Our board of directors then had considerable discussion concerning the acquisition. After considerable review and discussion, the asset purchase agreement and related documents were unanimously approved, subject to final negotiations and modifications, and the board determined to recommend the approval of the transaction documents to the stockholders.

The asset purchase agreement and related transaction documents were signed on April 20, 2006. On April 21, Highbury filed a Current Report on Form 8-K announcing the execution of the documents and discussing the terms of the agreements.

Highbury intends to fund the closing payment from the cash in its trust account. Highbury does not intend to incur any debt or issue any shares of common stock or other dilutive securities as consideration for the acquisition. To the extent the acquisition is consummated and holders of Highbury's common stock demand to convert their shares, there will be a corresponding reduction in the amount of funds available to us and, depending on the number of shares that are converted, we may need to borrow from a working capital facility we intend to put in place for this purpose.

We retained Capitalink to render an opinion that the acquisition consideration is fair from a financial point of view to our stockholders, and to opine that the fair market value of the acquired business is at least 80% of our net assets.

Highbury's Board of Directors' Reasons for Approval of the Acquisition

The consideration in the asset purchase agreement was determined by several factors. Highbury's board of directors reviewed various industry and financial data, including certain valuation analyses and metrics compiled by members of the board to determine that the consideration to be paid to the Sellers was reasonable and that the acquisition was in the best interests of Highbury's stockholders. The Highbury board of directors concluded that the asset purchase agreement with Aston and the Sellers and the transactions contemplated thereby are in the best interests of Highbury's stockholders.

Highbury conducted a due diligence review of the acquired business of the Sellers that included a legal analysis, an industry analysis, a description of the Sellers' existing business model, a valuation analysis and financial projections in order to enable the board of directors to ascertain the reasonableness of this consideration. During its negotiations with the Sellers, Highbury benefited from advice from Berkshire Capital and TEP, but did not retain any other financial advisor because its officers and directors believe that their experience and backgrounds were sufficient to enable them to make the necessary analyses and determinations. See the section entitled "Directors and Executive Officers of Highbury Following the Acquisition."

The Highbury board of directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, the Highbury board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Highbury board may have given different weight to different factors.

In considering the acquisition, the Highbury board of directors gave considerable weight to the following factors:

Experienced Management Team

The management team of the acquired business, which will continue to manage the business of Aston after the transaction, has considerable experience successfully growing and managing investment management businesses. Stuart Bilton and Kenneth Anderson founded the acquired business in 1993, as an affiliate of Chicago Title and Trust Company, a subsidiary of Alleghany Corporation, and have managed its growth since inception. Gerald Dillenburg joined the acquired business in 1996. Thus, Messrs. Bilton, Anderson and Dillenburg have managed the acquired business together for over ten years. In his former role as Executive Vice President of Chicago Title and Trust Company and President and Chief Executive Officer of Alleghany Asset Management, Inc., Mr. Bilton also acquired or assisted in financing the start-up of six investment management firms over ten years. These initiatives helped drive the growth of the investment business of Alleghany Asset Management, Inc. from Mr. Bilton's arrival in 1986 until its sale to ABN AMRO on February 1, 2001 at which point, Alleghany had approximately $45 billion of total assets under management.

Scalable Operating Platform

The acquired business generates revenue and pays distribution and sub-advisory fees to third parties that are based directly on the assets under management. Thus, the revenues and expenses vary directly with increases or decreases in the total assets under management of the acquired business. The acquired business also incurs annual operating expenses for employee compensation, occupancy and other normal operating expenses that do not vary significantly with changes in the total assets under management. The Highbury board of directors believes this operating structure provides operating leverage to the acquired business, because if Aston increases its total assets under management, Aston will not experience corresponding increases in its fixed operating costs. This attribute may allow Aston to grow its revenues faster than its costs. Furthermore, because the largest component of the acquired business' expense structure (distribution and sub-advisory fees) is directly linked to total assets under management, these expenses will decrease if total assets under management decline. This variable cost structure will permit Aston to be profitable at lower levels of revenue than if this expense component were fixed.

Proprietary Distribution

As of March 31, 2006, the acquired business employed 18 mutual fund wholesalers, along with additional internal marketing support personnel to promote and distribute the Target Funds to institutional, and to a limited extent, retail investors nationwide. In addition, the acquired business has entered into nearly 400 selling agreements with third parties that provide such firms with compensation for generating new asset flows to the Target Funds. The Highbury board of directors believes, based on its considerable experience in the investment management industry, that the distribution capabilities of the acquired business are attractive in that the strong relationships established over the past ten years with third-party platforms and intermediaries allow the business to leverage its nationwide sales force for the development of new business.

Diversified Revenue Stream

The acquired business generates revenues equal to a percentage of assets under management in the Target Funds, which are comprised of 15 equity funds and four fixed income funds. Since each of these mutual funds is managed with a unique investment style and/or process, the Highbury board of directors believes the revenue of the acquired business is diversified across investment styles and will provide opportunities for growing revenues in the future. Nevertheless, the largest fund, ABN AMRO Montag & Caldwell Growth Fund accounts for approximately 40% of the assets under management and the large capitalization growth style of equity investing accounts for approximately 58% of assets under management.

Multiple, Diversified Investment Processes

The acquired business will employ eight third-party investment advisors to perform the security research and portfolio management functions for each of the 19 Target Funds. Each of these advisors employs a different investment philosophy and process for selecting securities to be included in the funds. As of March 31, 2006, Morningstar Inc., a provider of independent investment research in the United States, categorized the 15 equity mutual funds into seven different Morningstar style boxes. Style boxes categorize funds based upon investment style (growth, blend value) and market capitalization (large, middle and small). The Highbury board of directors believes the diversification of the Target Funds across different investment advisors and investment styles protects the acquired business from problems at any specific third-party investment manager or if one or more investment styles, as categorized by Morningstar, falls out of favor with investors. Nevertheless, the largest fund, ABN AMRO Montag & Caldwell Growth Fund accounts for approximately 40% of the assets under management and the large capitalization growth style of equity investing accounts for approximately 58% of assets under management.

Attractive Price and Terms

The Highbury board of directors determined, based on the financial skills and background and experience of its members, that the price and terms of this transaction are fair to and in the best interest of Highbury and its stockholders. In addition Highbury received an opinion from Capitalink that the acquisition consideration is fair to the stockholders of Highbury from a financial point of view.

Satisfaction of 80% Test

As disclosed in the prospectus for Highbury's IPO, it is a requirement that the initial business acquired by Highbury have a fair market value equal to at least 80% of Highbury's net assets at the time of acquisition, which assets include the offering proceeds held in the trust account. Based on the financial analysis of the acquired business generally used to approve the transaction, the Highbury board of directors determined that this requirement was met. The board determined that consideration being paid in the acquisition, which amount was negotiated at arm's-length, was fair to and in the best interests of Highbury and its stockholders. The Highbury board of directors believes because of the financial skills and background of its members, it was qualified to conclude that the acquisition of the acquired business of the Sellers met this requirement. However, Highbury has also received an opinion from Capitalink that the 80% test has been met and that the acquisition is fair to the stockholders of Highbury from a financial point of view.

Highbury's Strategy

The consummation of this transaction will enable Highbury to establish itself as an investment management holding company for which Aston will serve as the initial platform for internal growth and add-on acquisitions. The Highbury board of directors intends to pursue additional acquisition opportunities and to seek to establish other accretive partnerships with high quality investment management firms over time.

Interests of Highbury's Directors and Officers in the Acquisition

In considering the recommendation of the board of directors of Highbury to vote for the proposals to approve the asset purchase agreement and the Article Fifth amendment, you should be aware that certain members of the Highbury board have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of Highbury stockholders generally. In particular:

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if the acquisition is not approved and Highbury is unable to complete another business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, Highbury will be required to dissolve and liquidate. In such event, the 1,891,667 shares of common stock and 333,334 warrants held by Highbury's officers and directors would be worthless because Highbury's initial stockholders are not entitled to receive any of the liquidation proceeds with respect to these shares. The Highbury Inside Stockholders have agreed, in connection with the IPO, to place the shares acquired prior to the IPO in escrow until January 31, 2009. In addition, the 166,667 units and shares and warrants comprising those units purchased by the Highbury Inside Stockholders in a private placement contemporaneously with the IPO may not be sold, assigned or transferred until after the successful completion of a business combination by Highbury. The securities held by our officers and directors had an aggregate market value of $__________ based upon the last sale price of $____ on the OTCBB on __________, 2006, the record date;

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after the completion of the acquisition, R. Bruce Cameron and Richard S. Foote will continue to serve as members of the board of directors of Highbury. If the director election proposal is approved, Russell L. Appel will continue to serve as a member of the board of directors of Highbury. As such, in the future each will receive any cash fees, stock options or stock awards that the Highbury board of directors determines to pay its directors; and

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if Highbury is forced to dissolve and liquidate because it has not completed a business combination, Richard S. Foote our current President, Chief Executive Officer and Director and R. Bruce Cameron, our current Chairman of the Board, have each agreed to be personally liable for ensuring that the proceeds in the trust account are not reduced by the claims of vendors for services rendered or products sold to us as well as claims of prospective target businesses for fees and expenses of third parties that we agree in writing to pay in connection with a business combination. This arrangement was entered into to ensure that, in the event of liquidation, the trust fund is not reduced by claims of creditors. Based on Highbury's estimated debts and obligations, it is not currently expected that Mr. Foote and Mr. Cameron will have any exposure under this arrangement in the event of liquidation.

In addition, the exercise of our directors' and officers' discretion in agreeing to changes or waivers in the terms of the acquisition may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders' best interest.

Recommendation of Highbury's Board of Directors

The Highbury board of directors has unanimously determined that the acquisition proposal is fair to and in the best interests of Highbury and its stockholders. The board of directors of Highbury has also determined that the Article Fifth amendment and the director election proposal are in the best interest of Highbury and its stockholders. Highbury's board of directors has approved and declared advisable the acquisition proposal, the Article Fifth amendment and the director election proposal and unanimously recommends that you vote or give instructions to vote "FOR" each of the proposals to adopt the acquisition proposal, the Article Fifth amendment and to elect Russell L. Appel as Director.

The foregoing discussion of the information and factors considered by the Highbury board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Highbury board of directors.

Fairness Opinion

In connection with its determination to approve the acquisition, our board of directors engaged Capitalink, L.C. to provide it with a "fairness opinion" as to whether (i) the acquisition consideration to be paid by Highbury is fair, from a financial point of view, to Highbury's stockholders and (ii) the fair market value of the acquired business is at least equal to 80% of Highbury's net assets. Capitalink, which was founded in 1998 and is headquartered in Coral Gables, Florida, provides publicly and privately held businesses and emerging growth companies with a broad range of investment banking and advisory services. As part of its business, Capitalink regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We selected Capitalink on the basis of its reputation, experience, ability to provide the fairness opinion within the required timeframe and the competitiveness of its fee. Capitalink does not beneficially own any interest in either Highbury, the acquired business or the Sellers, and has never provided any of these companies with any other services and does not expect or contemplate any additional services or compensation.

We paid Capitalink a non-contingent fee in connection with the preparation and issuance of its opinion and will reimburse Capitalink for its reasonable out-of-pocket expenses. In addition, we have also agreed to indemnify Captalink against certain liabilities that may arise out of the rendering of the opinion.

Capitalink made presentations to our board of directors on May 26 and May 31, 2006 and subsequently delivered its written opinion to Highbury's board of directors, which stated that, as of May 31, 2006, and based upon and subject to the assumptions made, matters considered and limitations on its review as set forth in the opinion, (i) the acquisition consideration is fair, from a financial point of view, to Highbury's stockholders, and (ii) the fair market value of the acquired business is at least equal to 80% of Highbury's net assets. The acquisition consideration for the acquired business was determined pursuant to negotiations between us and the Sellers and not pursuant to recommendations of Capitalink.

The full text of the written opinion of Capitalink is attached as Annex G and is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. The Capitalink opinion is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the acquisition. Capitalink was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the acquisition as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the acquisition and other alternatives to the acquisition that might exist for us. Capitalink has consented to the use of its opinion in this proxy statement.

In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

•	Reviewed the asset purchase agreement, the related side letters, and the Aston limited liability agreement.

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Reviewed publicly available financial information and other data with respect to Highbury, including its 424(b)(4) Prospectus filed January 26, 2006, the Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the period ended March 31, 2006, and the Current Report on Form 8-K filed April 21, 2006.

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Reviewed non-public information with respect to the acquired business, including the audited financial statements for the years ended December 31, 2005, 2004 and 2003, the unaudited financial statements for the three months ended March 31, 2005 and 2006, which are included elsewhere herein, and other information provided by Highbury, the Sellers and the acquired business management.

•	Considered the historical financial results and current financial condition of the acquired business.

•	Reviewed and analyzed the free cash flows of the acquired business and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to the acquired business.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of the acquired business.

•	Reviewed and compared the net asset value of Highbury to the indicated fair market value of the acquired business.

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Reviewed and discussed with representatives of Highbury and the acquired business' management certain financial and operating information furnished, including financial analyses with respect to their respective business and operations.

Capitalink also performed such other analyses and examinations as it deemed appropriate.

In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information. Further, Capitalink relied upon the assurances of Highbury and the acquired business management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Capitalink assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Capitalink's fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections used by Capitalink were prepared by the management of the acquired business and are not to be interpreted as projections of future performance, or guidance, by Highbury.

Capitalink did not make a physical inspection of the properties and facilities of the acquired business and did not make or obtain any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of the acquired business. In addition, Capitalink did not attempt to confirm whether the Sellers had good title to the assets of the acquired business. Capitalink assumed that the acquisition will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Capitalink assumed that the acquisition will be consummated substantially in accordance with the terms set forth in the asset purchase agreement, the related side letters, and the Aston limited liability agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the stockholders of Highbury.

Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, May 31, 2006. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Capitalink performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Capitalink was carried out to provide a different perspective on the acquisition and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the acquisition consideration to Highbury's stockholders. Further, the summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the value of the acquired business' assets. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

The analyses performed were prepared solely as part of Capitalink's analysis of (i) the fairness, from a financial point of view, of the acquisition consideration to our stockholders, and (ii) whether the fair market value of the acquired business is at least equal to 80% of Highbury's net assets. The analyses were provided to our board of directors in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by our board of directors in making its determination to approve the acquisition, including those described elsewhere in this proxy statement.

Valuation Overview

Based upon a review of the historical financial data and certain other qualitative data for the acquired business, Capitalink utilized several valuation methodologies and analyses to determine ranges of values. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that the analyses, taken as a whole, supported its determination. Capitalink used the following methodologies in its analyses: a discounted cash flow analysis; a comparable companies analysis; a comparable transactions analysis; and a comparison of the net asset value of Highbury to the indicated fair market value of the acquired business.

In order to determine the value of Highbury's membership interest in Aston following the acquisition, Capitalink utilized two methods. The first methods values 100% of the cash flow stream of Aston and then determines the value of Highbury's ownership share of that cash flow. The second method values Highbury's preferred cash flow of 18.2% of Aston's gross revenue. In determining the indicated value of Aston and Highbury's membership interest in Aston, Capitalink also took into account the $3.5 million in working capital included in the purchased assets.

Based on the above analyses and methods, and taking into account the working capital, Capitalink determined a range of indicated equity value for Aston following the acquisition of approximately $104.0 million to approximately $131.0 million and a range of indicated equity value for Highbury's membership interest in Aston of approximately $70.0 million to approximately $96.0 million.

Capitalink noted that the indicated value range for Highbury's membership interest in Aston is greater than the acquisition consideration of $38.6 million.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. Capitalink utilized forecasts provided by management of the acquired business. These forecasts did not include certain related party assets which may or may not be retained following the consummation of the business combination.

For the first method, Capitalink utilized discount rates ranging from 14% to 16%. This was based on an estimated cost of equity of 14.7%. Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on EBITDA as well as using long term perpetual growth rates. Utilizing terminal EBITDA multiples of between 9.0 times and 11.0 times, and long-term perpetual growth rates of between 7.5% and 8.5%, Capitalink calculated a range of indicated values for Aston of between approximately $106 million and approximately $145 million. Capitalink calculated the indicated value range of Highbury's membership interest in Aston by multiplying the Aston indicated range by 65% and applying a 2.5% premium (to account for Highbury's preferred revenue stream) to determine an indicated value range of between approximately $71.0 million and approximately $97.0 million.

In the second method, Capitalink utilized discount rates ranging from 10% to 12%. This was based on an estimated cost of equity of 10.7% (including a company specific reduction of 4% to take into account Highbury's preferred cash flow rights). Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on EBITDA as well as using long-term perpetual growth rates. Utilizing terminal EBITDA multiples of between 9.0 and 11.0 times and long-term perpetual growth rates of between 7.5% and 8.5%, Capitalink calculated a range of indicated values of Highbury's membership interest in Aston following the acquisition of between approximately $77.0 million and approximately $101.0 million.

Capitalink then selected the high and the low ranges from the two methods to determine a total indicated value range for Highbury's membership interest in Aston following the acquisition of between approximately $71.0 million and approximately $101.0 million.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Aston following the acquisition with respect to business and revenue model, operating sector, size, and target customer base.

Capitalink located nine companies, or Comparable Companies, in the investment asset and fund management services sector that it deemed comparable to Aston following the acquisition with respect to their industry sector and operating model.

Capitalink included minority interest payments in the calculation of EBITDA, and excluded the value of minority interests in calculating net debt.

The nine Comparable Companies involved in the provision of investment asset and fund management services included Janus Capital Group Inc., Affiliated Managers Group Inc., Nuveen Investments Inc., Eaton Vance Corp., Waddell & Reed Financial Inc., GAMCO Investors, Inc., Cohen & Steers Inc., Hennessy Advisors, Inc. and Westwood Holdings Group Inc. Captalink noted that most of the Comparable Companies provide the underlying investment process for their investment management products. In comparison, Aston will be responsible for establishing the investment objectives of the Target Funds, selecting sub-advisers, and overseeing consistency and compliance by the sub-advisers of investment objectives, but Aston will not provide the underlying investment process. Therefore, Aston will pay a higher level of third-party management fees than the Comparable Companies.

The majority of the Comparable Companies are much larger than Aston and some provided other ancillary services including the provision of insurance products and other financial services. The revenue for the Comparable Companies for the last 12 months, or LTM, ranged from approximately $14.3 million to approximately $992.9 million, compared with pro forma 2005 revenue of approximately $45.7 million for the acquired business. Assets under management for the Comparable Companies ranged from $1.8 billion to $203.0 billion, compared with approximately $6.2 billion (as of December 31, 2005) for the acquired business.

The pro forma 2005 EBITDA margin for the acquired business was 28.0%, which is lower than almost all of the Comparable Companies which ranged from 26.9% to 54.6%. This is primarily because the acquired business pays a higher level of third party management fees relative to the Comparable Companies. Capitalink noted that over the past year, the acquired business' assets under management declined 13.6%. In comparison, only one of the Comparable Companies, GAMCO Investors, Inc., had a reduction in assets under management.

Multiples utilizing share price, market value and enterprise value were used in the analyses. Capitalink generated a number of multiples worth noting with respect to the Comparable Companies:

•	The enterprise value of LTM EBITDA multiple ranged from 9.8 times to 15.6 times, with a mean of 12.8 times.

•	The enterprise value of 2006 EBITDA multiple ranged from 9.5 times to 13.0 times, with a mean of 11.0 times.

•	The enterprise value of 2007 EBITDA multiple ranged from 8.2 times to 13.0 times, with a mean of 9.5 times.

•	Capitalink also calculated the market value to LTM Cash Net Income for AMG to be 18.7 times.

In order to determine the value of the Highbury's membership interest in Aston, Capitalink utilized two methods with respect to the Comparable Companies analysis.

Using the first method, Capitalink selected an appropriate multiple range for Aston by examining the range provided by the Comparable Companies and taking into account certain company-specific factors. Capitalink expects Aston to be valued below the average of the EBITDA multiples because of its historical and projected decline in assets under management, revenues and EBITDA, and small size.

Based on the above factors, Capitalink applied a selected multiple range to the acquired business' 2006 and 2007 EBITDA to determine a range of indicated values. Based on these multiple ranges, Capitalink calculated a range of indicated values for Aston of between approximately $92.6 million and approximately $109.2 million. Capitalink calculated the indicated value range of Highbury's membership interest in Aston by multiplying the Aston indicated range by 65% and applying a 2.5% premium (to account for Highbury's preferred revenue stream) to determine an indicated value range of between approximately $61.7 million and approximately $72.8 million.

Using the second method, Capitalink selected an appropriate multiple range for Highbury's membership interest in Aston by examining the range provided by the Comparable Companies and taking into account certain company-specific factors. Capitalink expects Highbury's membership interest in Aston to be valued below the average of the EBITDA multiples because of its historical and projected decline in asset under management, revenues and EBITDA, and small size. However, the multiples will be slightly higher than the multiples used in the first method, due to Highbury's preferential revenue stream.

In determining the value of Highbury's membership interest in Aston, Capitalink also utilized a multiple of cash net income due to the unique organizational structure of Highbury. Cash net income is a measure of operating performance before non-cash expenses relating to the acquisition of interests in affiliated investment management firms and is calculated as net income plus amortization and deferred taxes related to intangible assets plus affiliate depreciation. Based on the above factors, Capitalink applied a selected multiple range to Highbury's 2006 cash net income, and 2006 and 2007 EBITDA. Based on these multiple ranges, Capitalink determined an indicated value of Highbury's membership interest in Aston of between approximately $74.0 million and approximately $84.8 million.

Capitalink then selected the high and the low from both methods to determine a total indicated value range for Highbury's investment in Aston following the acquisition of between approximately $61.7 million and approximately $84.8 million.

None of the Comparable Companies has characteristics identical to Aston or Highbury's investment in Aston. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

Comparable Transaction Analysis

A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in industries related to the acquired business. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer may be willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Capitalink located 22 Comparable Transactions announced since January 2001 and for which detailed financial information was available. Capitalink noted the following with respect to the multiples generated:

•	The enterprise value to LTM revenue multiple ranged from 1.64 times to 6.00 times, with a mean of 3.90 times.

•	The enterprise value to LTM EBITDA multiple ranged from 5.1 times to 22.5 times, with a mean of 12.8 times.

•	The enterprise value to assets under management percentage ranged from 0.25% to 5.75%, with a mean of 2.53%.

In order to determine the value of Highbury's membership interest in Aston, Capitalink utilized two methods with respect to the Comparable Transactions analysis.

Using the first method Capitalink selected an appropriate multiple range for Aston by examining the range provided by the Comparable Transactions and taking into account certain company-specific factors. Capitalink expects Aston to be valued below the average of the EBITDA multiples because of its historical and projected decline in assets under management, revenues and EBITDA, and small size.

Based on the above factors, Capitalink applied a selected multiple range to Aston's LTM pro forma 2005 EBITDA of between 8.0 times and 10.0 times to calculate a range of indicated values for Aston of between approximately $102.3 million and approximately $127.8 million.

Capitalink calculated the indicated value range of Highbury's investment in Aston by multiplying the Aston indicated range by 65% and applying a 2.5% premium (to account for Highbury's preferred revenue stream) to determine an indicated value range of between approximately $68.1 million and approximately $85.2 million.

Using the second method, Capitalink selected an appropriate multiple range for Highbury's membership interest in Aston by examining the range provided by the Comparable Transactions and taking into account certain company-specific factors. Capitalink expects Highbury's membership interest in Aston to be valued below the average of the EBITDA multiples because of its historical and projected decline in assets under management, revenues and EBITDA, and small size. However, the multiples will be slightly higher than for the first method, due to the higher value of Highbury's preferential revenue stream.

Based on the above factors, Capitalink applied a selected multiple range to Highbury's pro forma 2005 EBITDA of between 9.0 times and 11.0 times to determine an indicated value of Highbury's membership interest in Aston of between approximately $74.8 million and approximately $91.4 million.

Capitalink then selected the high and the low from both methods to determine a total indicated value range for Highbury's membership interest in Aston following the acquisition of between approximately $68.1 million and approximately $91.4 million.

None of the target companies in the Comparable Transactions has characteristics identical to Aston. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the Comparable Transactions and other factors that could affect the respective acquisition values.

80% Test

Highbury's initial business combination must be with a target business whose fair market value is at least equal to 80% of Highbury's net assets at the time of such acquisition.

Capitalink reviewed and estimated Highbury's net assets at the close of the acquisition in comparison to the acquired business' indicated range of fair market value. For the purposes of this analysis, Capitalink assumed (i) that the acquired business' fair market value is equivalent to its equity value; and (ii) that Highbury's net asset value is its stockholders' equity. Capitalink noted that the fair market value of the acquired business of between approximately $104.0 million and approximately $131.0 million, exceeds Highbury's total net asset value of approximately $43.9 million as of March 31, 2006. Therefore, Capitalink determined that the 80% test was met.

Capitalink Opinion

Based on the information and analyses set forth above, Capitalink delivered its written opinion to our board of directors, which stated that, as of May 31, 2006, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the acquisition consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of the acquired business is at least equal to 80% of our net assets.

Material Federal Income Tax Consequences of the Acquisition

Highbury stockholders who do not exercise their conversion rights will continue to hold their Highbury common stock and as a result will not recognize any gain or loss from the acquisition.

A Highbury stockholder who exercises his or her conversion right will generally be required to recognize capital gain or loss upon the exchange of its shares of Highbury common stock for cash, if such shares were held as a capital asset on the date of the acquisition. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder's shares of Highbury common stock. A stockholder's tax basis in its Highbury shares will generally equal the cost of the shares.

Anticipated Accounting Treatment

The transaction will be accounted for under the purchase method of accounting as a purchase of assets in accordance with accounting principles generally accepted in the United States of America for accounting and financial reporting purposes. Accordingly, for accounting purposes, the fair value of the assets and liabilities acquired will be recorded on Highbury's balance sheet. The difference between the purchase price, plus capitalized transaction costs, and the net fair value of the acquired assets and liabilities will be recorded as goodwill or other intangible assets. The identifiable intangible assets are of indefinite life and will not be amortized for accounting purposes, but instead will be reviewed at least annually for impairment.

Regulatory Matters

The acquisition and the transactions contemplated by the acquisition agreement are not subject to any federal or state regulatory requirement or approval, provided that execution of advisory agreements between Aston and each Target Fund is subject to the approval of the trustees and shareholders of each Target Fund in accordance with the applicable provisions of the 1940 Act. The trustees of the Target Funds approved the acquisition on May 9, 2006.

ASTON LIMITED LIABILITY COMPANY AGREEMENT

The discussion in this document of the principal terms of the amended and restated limited liability company agreement of Aston is subject to, and is qualified in its entirety by reference to, the amended and restated limited liability company agreement. A copy of the limited liability company agreement of Aston is attached as Annex H to this proxy statement and is incorporated into this proxy statement by reference.

General; Ownership of Aston

Highbury formed Aston Asset Management LLC on April 19, 2006 and became its sole member. On April 20, 2006, in connection with Highbury and Aston entering into the asset purchase agreement, the limited liability company agreement of Aston was amended and each of Stuart Bilton, Kenneth Anderson, Gerald Dillenburg, Christine Dragon, Joseph Hays, Betsy Heaberg, David Robinow and John Rouse (whom we refer to collectively as the Aston management members) was admitted as a member of Aston. Currently, Highbury owns 65% of the membership interests of Aston and the Aston management members own 35% of the membership interests of Aston.

Revenue Sharing Arrangement

Pursuant to the limited liability company agreement, 72% of the revenues, or the Operating Allocation, of Aston is allocated to pay operating expenses of Aston, including salaries and bonuses. The remaining 28% of the revenues, or the Owners' Allocation, of Aston is allocated to the owners of Aston. The Owners' Allocation is allocated among the members of Aston according to their relative ownership interests. Currently, 18.2% of total revenues is allocated to Highbury and 9.8% of total revenues is allocated to the Aston management members.

Highbury's contractual share of revenues has priority over the distributions to the Aston management members in the event Aston's actual operating expenses exceed the Operating Allocation. As a result, excess expenses first reduce the portion of the Owners' Allocation allocated to the Aston management members until the Aston management members' allocation is eliminated, then Highbury's allocation is reduced. Any reduction in the revenues to be paid to Highbury is required to be paid to Highbury out of any future excess Operating Allocation and the portion of future Owners' Allocation allocated to the Aston management members with interest.

Aston LLC Units

Aston issued two series of LLC Units: Series A LLC Units and Series B LLC Units. The Series A LLC Units were issued to Highbury and the Series B LLC Units were issued to the Aston management members. The liquidation value of the Series B LLC Units is likely to be effectively zero unless they are converted into Series A LLC Units. The Series B LLC Units automatically convert into Series A LLC Units upon the earliest to occur of:

•	five years from the date of issuance or date of transfer of any Series B LLC Unit if transferred to an Aston management member;

•	upon the purchase of any Series B LLC Unit by Highbury pursuant to its call right (described below) or otherwise; or

•	upon the death, termination of employment due to permanent incapacity or removal as a member of Aston by the management committee of Aston.

Highbury's Right to Call Membership Interests

The limited liability company agreement gives Highbury, as the manager member, the right, at its option, to call the Series A LLC Units or Series B LLC Units held by an Aston management member upon the member's death, permanent incapacity or termination of employment. The purchase price for the Series A Units is based on a multiple of the Owner's Allocation at the time the call is exercised which is intended to be the fair market value of the Series A Units. Depending on the event resulting in the call right, the multiple may be decreased. Because the liquidation value of the Series B Units is likely to be effectively zero until they are converted to Series A Units, the purchase price for the Series B Units is a nominal amount. In certain instances, the purchase price for the Units may be paid in the form of a promissory note which is payable in four equal annual installment accruing interest at the prime rate.

Management of Aston

Aston will be managed by a management committee consisting of Stuart Bilton, Kenneth Anderson and Gerald Dillenburg. The principal executive officers of Aston will be Stuart Bilton, Chairman and Chief Executive Officer; Kenneth Anderson, President; Gerald Dillenburg, Chief Financial Officer and Chief Compliance Officer; and Christine Dragon, Chief Administrative Officer. Highbury, as manager member of Aston, has approval rights over the following actions taken by Aston, among others:

•
entering into or terminating any contract which could have a material adverse impact on the Operating Allocation, could conflict with the provisions of the limited liability company agreement or could create a lien upon the assets of Aston;

•	taking any action resulting in the termination of any Aston management member;

•	incurring or assuming any indebtedness;

•
entering into any contract containing severance or termination payment arrangements with any employees of Aston (other than an Aston management member) that exceed $250,000 individually or in the aggregate;

•	entering into any line of business other than the provision of investment services or making any acquisition or sale of assets; and

•
authorizing or issuing any membership interests, repurchasing or redeeming any membership interests, settling or compromising any material litigation, terminating Aston's existence or filing proceedings for bankruptcy, receivership or similar status.

THE ASSET PURCHASE AGREEMENT

The following summary of the material provisions of the asset purchase agreement is qualified by reference to the complete text of the asset purchase agreement, as amended, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference. All stockholders are encouraged to read the asset purchase agreement in its entirety for a more complete description of the terms and conditions of the acquisition.

General; Structure of Acquisition

On April 20, 2006, Highbury and Aston entered into an Asset Purchase Agreement with the Sellers. Pursuant to the asset purchase agreement, and subject to the satisfaction of the conditions set forth therein, Highbury will acquire substantially all of the Sellers' business of providing investment advisory, administration, distribution and related services to the U.S. mutual funds specified in the asset purchase agreement. Highbury will contribute the purchase price to Aston which in turn will acquire the Target Funds. See the section entitled "Acquisition Consideration" below.

Closing and Effective Time of the Acquisition

The closing of the acquisition will take place promptly following the satisfaction of the conditions described below under "The Asset Purchase Agreement - Conditions to the Closing of the Acquisition," unless Highbury, Aston and the Sellers agree in writing to another time. The acquisition is expected to be consummated in the second half of 2006.

Name; Headquarters

After completion of the acquisition:

•	the corporate headquarters and principal executive offices of Highbury will remain at 999 Eighteenth Street, Suite 3000, Denver, CO 80202 and its telephone number is (303) 357-4802; and

•	the corporate headquarters and principal executive offices of Aston will be located in Chicago. Aston is currently considering various office alternatives in downtown Chicago.

Acquisition Consideration

At the closing, Highbury will contribute $38.6 million in cash to Aston to pay the purchase price to AAAMHI. The asset purchase agreement provides for a contingent adjustment payment in cash on the second anniversary of the date of the closing, as follows. In the event the annualized investment advisory fee revenue generated under investment advisory contracts between Aston and the Sellers applicable to the Target Funds for the six months prior to the second anniversary of the date of the Closing, or the Target Revenue:

•	exceeds $41.8 million, Aston and Highbury will collectively pay to AAAMHI the difference between the Target Revenue and $41.8 million, up to a total aggregate payment of $3.8 million, or

•	is less than $34.2 million, AAAMHI will pay to Aston and Highbury the difference between the $34.2 million and the Target Revenue, up to a total aggregate payment of $3.8 million.

Representations and Warranties

The asset purchase agreement contains representations of each of the Sellers relating to, among other things:

•	proper corporate organization and similar corporate matters;

•	capital structure;

•	regulatory status and compliance with law of each of the Sellers and the Target Funds;

•	the authorization, performance and enforceability of the asset purchase agreement;

•	financial information and absence of undisclosed liabilities regarding the acquired business;

•	ownership of assets related to the acquired business including, intellectual property rights;

•	litigation;

•	consents required prior to the closing of the acquisition;

•	material contracts of the acquired business;

•	license and permits related to the acquired business;

•	taxes;

•	absence of certain changes; and

•	affiliate transactions.

The asset purchase agreement also contains representations of Highbury and Aston relating to, among other things,

•	proper corporate organization and similar corporate matters;

•	consents required prior to the closing;

•	adequacy of funds;

•	litigation; and

•	regulatory status.

Pre-Closing Covenants

Highbury, Aston and the Sellers have each agreed to use commercially reasonable efforts to cause the conditions precedent to the closing of the acquisition to be fulfilled. The Sellers have agreed to continue to operate the acquired business and the Target Funds in the ordinary course prior to the closing of the acquisition and not to take certain specified actions without the prior written consent of Highbury and Aston, subject to certain exceptions.

The asset purchase agreement also contains the following pre-closing covenants of the parties:

•	each Seller shall permit representatives of Highbury and Aston to have reasonable access to all of Sellers' properties, books and records of the acquired business;

•
the parties shall use commercially reasonable efforts to obtain all necessary approvals, give all notices to and make all filings with governmental agencies and third parties that are required for the closing of the acquisition;

•	the parties shall cooperate on any public disclosures related to the asset purchase agreement;

•	the parties shall not take any action that would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met;

•
the Sellers shall use their reasonable best efforts to prepare and file a proxy statement to solicit proxies of the shareholders of the Target Funds, and Highbury and Aston shall use their reasonable best efforts to prepare and file a proxy statement to solicit proxies of the Highbury stockholders, in each case to vote in favor of the transactions contemplated by the asset purchase agreement;

•
Sellers shall cause to be filed with the SEC on behalf of the Target Funds one or more supplements to each Target Fund's prospectus and Statement of Additional Information reflecting the execution of the asset purchase agreement;

•	Sellers shall deliver certain financial information related to each Seller and the Target Funds to Highbury and Aston;

•
each Seller has generally agreed not to directly or indirectly enter into any discussions with a third party with respect to the acquired business or the Target Funds, or to disclose any confidential information with respect to the acquired business or the Target Funds to a third party, subject in each case to certain exceptions;

•	the Sellers shall use commercially reasonable efforts to obtain the third party consents necessary to transfer to Aston the management of certain separately managed accounts;

•
each Seller has waived any right to recourse against the trust account established for the benefit of the Highbury stockholders who purchased their securities in Highbury's IPO, for any reason whatsoever; and

•	Sellers shall make certain specified payments to employees of Sellers identified by Highbury and Aston.

Conditions to Closing of the Acquisition

General Conditions

Consummation of the asset purchase agreement and the related transactions is conditioned on the Highbury stockholders, at a meeting called for these purposes, adopting the asset purchase agreement and approving the acquisition. The Highbury stockholders will also be asked to approve the removal of all of the provisions of Article Fifth of Highbury's certificate of incorporation. The consummation of the acquisition is not dependent on the approval of the Article Fifth Amendment.

In addition, the consummation of the transactions contemplated by the asset purchase agreement is conditioned upon normal closing conditions in a transaction of this nature, including:

•	no injunction, restraining order or other ruling or order being issued by any governmental authority preventing the transactions contemplated by the asset purchase agreement;

•
the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the acquisition agreement have been materially complied with by the delivering party;

•	requisite consents, waivers, authorizations and approvals set forth in the asset purchase agreement being obtained; and

•
requisite approval of the stockholders of the Target Funds shall have been obtained with respect to Target Funds having assets under management representing at least 90% of the assets under management of all of the Target Funds.

The Sellers' Conditions to Closing of the Acquisition

The obligations of the Sellers to consummate the transactions contemplated by the purchase agreement, in addition to the conditions described above, are conditioned upon, among other things, the receipt by the Sellers of a legal opinion substantially in the form annexed to the Asset Purchase Agreement, which is customary for transactions of this nature, from Bingham McCutchen LLP, counsel to Highbury.

Highbury's Conditions to Closing of the Acquisition

The obligations of Highbury to consummate the transactions contemplated by the asset purchase agreement, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect with respect to any Seller or any Target Fund since the date of the asset purchase agreement;

•	the working capital of the acquired business of the Sellers shall be at least $3.5 million at the closing;

•	one of the interested trustees of the Target Funds shall have resigned;

•
Highbury shall have received a legal opinion substantially in the form annexed to the asset purchase agreement, which is customary for transactions of this nature, from Sonnenschein Nath & Rosenthal LLP, counsel to Sellers; and

•
Highbury shall have received "comfort" letters from Ernst & Young LLP, dated the date of distribution of this proxy statement and the date of consummation of the acquisition, in forms customary for transactions of this nature, confirming that certain financial data in this proxy statement, other than the numbers in the actual financial statements, are derived from the financial statements and/or accounting records of the acquired business and the Target Funds.

Indemnification

Subject to limited exceptions, Aston and Highbury's sole remedy for its rights to indemnification under the asset purchase agreement is $9,000,000, subject to adjustment in the event of any contingent adjustment payment described above. Claims for indemnification may be asserted by Highbury and Aston once the damages exceed $300,000, at which time all claims (including those less than $300,000) may be asserted. However, claims with respect to a deficiency in the amount of working capital to be delivered at the closing are not subject to this threshold. The representations and warranties in the asset purchase agreement shall survive the closing and remain in full force and effect for a period of 24 months following the closing.

Termination

The asset purchase agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of AAAMHI, on the one hand, and Highbury and Aston, on the other hand;

•
by either Highbury and Aston or the Sellers if a government entity shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the asset purchase agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

•
by Highbury and Aston at any time when a Seller is in breach of any covenant or if any representation or warranty of any Seller is false or misleading (except such as individually or in the aggregate could not reasonably be expected to have a material adverse effect), unless such breach is cured within specified periods;

•
by the Sellers at any time when Highbury or Aston is in breach of any covenant or if any representation or warranty of Highbury or Aston is false or misleading (except such as individually or in the aggregate could not reasonably be expected to have a material adverse effect), unless such breach is cured within specified periods;

•	by Highbury or Aston in the event that the Sellers have not delivered required financial information to Highbury and Aston within 90 days following the signing;

•
by either Highbury, Aston or the Sellers if the Closing has not occurred on or before December 31, 2006; provided, however, that such right to terminate the asset purchase agreement shall not be available to any party whose breach of any covenant or agreement pursuant to the asset purchase agreement has been the cause of, or resulted in, the failure of the closing to occur on or before such date; or

•
by either Highbury, Aston or the Sellers if the requisite approvals of the trustees and the stockholders of the Target Funds are not received on or before December 31, 2006. The trustees of the Target Funds approved the acquisition on May 9, 2006.

Effect of Termination

In the event of proper termination by either Highbury, Aston or the Sellers, the asset purchase agreement will become void and have no effect, without any liability or obligation on the part of Highbury, Aston or the Sellers, except that:

•	the confidentiality obligations set forth in a confidentiality agreement between Highbury, Aston and AAAMHI will survive;

•	the rights of the parties to bring actions against each other for breach of the asset purchase agreement will survive; and

•	the fees and expenses incurred in connection with the asset purchase agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

The asset purchase agreement does not specifically address the rights of a party in the event of a refusal or wrongful failure of the other party to consummate the acquisition. In such event, the non-wrongful party would be entitled to assert its legal rights for breach of contract against the wrongful party.

Post-Closing Covenants

Upon the reasonable request of either party at any time after the closing of the acquisition, the other party shall promptly execute and deliver such documents and take such additional actions as reasonable requested by the other part to effectuate the purposes of the asset purchase agreement.

The asset purchase agreement contains the following additional post-closing covenants of the parties:

•	for a period of seven years following the closing of the acquisition the Sellers shall be allowed reasonable access to books and records related to the acquired business and the Target Funds;

•
pursuant to a license agreement entered into in connection with the asset purchase agreement, Aston shall have the right to use certain names and marks of the Sellers to market and sell the Target Funds;

•
for a period of five years following the closing of the acquisition, the Sellers have agreed to limited non-competition provisions and not to solicit certain individuals designated by Highbury and Aston;

•	each Seller agrees not to terminate an investment sub-advisory agreement with Aston prior to the fifth anniversary date of the closing of the acquisition;

•	following the closing of the acquisition, certain Sellers will accept at least a minimum additional investment amount in certain Target Funds;

•
for a period of time following the closing of the acquisition, the Sellers shall cause specified "seed money" amounts invested in the Target Funds on behalf of the Sellers and/or their affiliates to remain in the Target Funds; and

•	in the event that the acquired business is sold prior to the second anniversary of the date of the closing of the acquisition, certain amounts may be payable by Highbury and Aston to AAAMHI.

Fees and Expenses

All fees and expenses incurred in connection with the asset purchase agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the acquisition is consummated. If the acquisition is consummated, the fees and expenses of Aston will be paid from the working capital of the acquired business which will be contributed to Aston.

Confidentiality; Access to Information

The Sellers will afford to Highbury, Aston and their financial advisors, accountants, counsel and other representatives prior to the completion of the acquisition reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the acquired business, including the status of business development efforts, properties, results of operations and personnel, as each party may reasonably request. Highbury and Aston will maintain in confidence any non-public information received from the other party, and use such nonpublic information only for purposes of consummating the transactions contemplated by the asset purchase agreement.

Amendment

The asset purchase agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

Extension; Waiver

At any time prior to the closing, any party to the asset purchase agreement may, in writing, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;

•	waive any inaccuracies in the representations and warranties made to such party contained in the asset purchase agreement or in any document delivered pursuant to the asset purchase agreement; and

•	waive compliance with any of the agreements or conditions for the benefit of such party contained in the asset purchase agreement.

Public Announcements

Highbury, Aston and the Sellers have agreed that, until closing or termination of the asset purchase agreement, the parties will:

•	cooperate in the development and distribution of all news releases and other public disclosures pertaining to the asset purchase agreement and the transactions governed by it; and

•
not issue or otherwise make any public announcement or communication pertaining to the asset purchase agreement or the acquisition without the prior consent of the other party, which shall not be unreasonably withheld by the other party, unless otherwise required by applicable legal requirements.

ARTICLE FIFTH AMENDMENT PROPOSAL

Pursuant to the asset purchase agreement, we are proposing to remove the preamble and sections A through G, inclusive, of Article Fifth of Highbury's certificate of incorporation. If the acquisition is not approved, the Article Fifth amendment will not be presented at the meeting.

In the judgment of our board of directors, the Article Fifth amendment is desirable, as sections A through G relate to the operation of Highbury as a blank check company prior to the consummation of a business combination. Such sections will not be applicable upon consummation of the acquisition.

The approval of the Article Fifth amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Highbury common stock on the record date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ARTICLE FIFTH AMENDMENT.

DIRECTOR ELECTION PROPOSAL

We are proposing to elect Russell L. Appel as Director. Our board of directors currently has three members, one of whom is up for election. One director stands for election each year. The term of office of the first class of directors consisting of Russell L. Appel will expire at our first annual meeting of stockholders. If Mr. Appel is elected as Director, his term will expire at the 2009 annual meeting of stockholders.

The approval of the director election proposal will require a plurality of the votes cast in the election of directors at the annual meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

OTHER INFORMATION RELATED TO HIGHBURY

Business of Highbury

Highbury was formed on July 13, 2005, for the purpose of acquiring or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more financial services businesses. Prior to executing the asset purchase agreement, Highbury's efforts were limited to organizational activities, consummation of its IPO and the evaluation of possible business combinations.

Offering Proceeds Held in the Trust Account

On January 31, 2006, Highbury contemporaneously consummated a private placement to the Highbury Inside Stockholders, with proceeds of $1,000,002 and an IPO of its equity securities with net proceeds of approximately $42.8 million, after payment of underwriters' commission and offering costs, for total net proceeds of approximately $43.8 million. Highbury placed these net proceeds as well as $673,333 of deferred underwriting fees in the trust account and invested them in government securities. Such funds, with the interest earned thereon (net of taxes), will be released to Highbury upon consummation of the acquisition, less (a) any amount payable to Highbury stockholders that vote against the acquisition and elect to exercise their conversion rights and (b) an aggregate payment of $673,333, plus accrued interest net of taxes payable, less approximately $0.11 for each share of Highbury's common stock that is converted. The proceeds of the offering not held in the trust account have been used by Highbury to pay offering expenses, operating expenses, and expenses incurred in connection with its pursuit of a business combination. The funds in the trust account will not be released until the earlier of the consummation of a business combination or the liquidation of Highbury. The trust account contained $43,600,025 as of March 31, 2006 and $_____ as of ______, 2006, the record date, including accrued taxes payable of $115,043 and $________ respectively. The released funds not used in connection with the acquisition, if any, will be used by Highbury for working capital purposes and to pursue additional acquisitions.

Fair Market Value of Acquired Business

Pursuant to Highbury's certificate of incorporation, the initial business that Highbury acquires must have a fair market value equal to at least 80% of Highbury's net assets at the time of such acquisition. Highbury's board of directors determined that this test was met in connection with the acquired business. Further, Highbury has received an opinion from Capitalink that this test has been met. See the section entitled "The Acquisition Proposal — Fairness Opinion."

Stockholder Approval of Acquisition

Highbury will proceed with the acquisition of the acquired business only if a majority of the votes cast by the holders of shares issued in the IPO are voted in favor of the acquisition. The Highbury Inside Stockholders have agreed to vote their shares of common stock on the acquisition proposal in accordance with the vote cast by holders of a majority of the shares issued in the IPO. If the holders of 20% or more of Highbury's common stock vote against the acquisition proposal and demand that Highbury convert their shares into their pro rata share of the trust account (net of taxes payable), then Highbury will not consummate the acquisition. If this happens, and if Highbury does not consummate another business combination before July 31, 2007, subject to extension in certain circumstances to January 31, 2008, or the acquisition described in this proxy statement is not consummated before January 31, 2008, it will be forced to dissolve and liquidate.

Liquidation If No Acquisition

Highbury's certificate of incorporation provides for mandatory dissolution and liquidation of Highbury in the event that Highbury does not consummate a business combination within 18 months from the date of consummation of its IPO (July 31, 2007), or 24 months from the consummation of the IPO (January 31, 2008) if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of the IPO and Highbury's initial business combination relating thereto has not yet been consummated within the 18-month period. Highbury signed a definitive Asset Purchase Agreement with Aston and the Sellers on April 20, 2006. As a result of having signed the definitive Asset Purchase Agreement, Highbury satisfied the extension criteria and now has until January 31, 2008 to complete the acquisition of the acquired business, subject to the earlier termination date of December 31, 2006 as set forth in the asset purchase agreement.

If Highbury does not complete the acquisition by January 31, 2008, or another acquisition by July 31, 2007, subject to extension to January 31, 2008 as described above, Highbury will be dissolved and will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest (net of taxes payable), plus any remaining net assets. Highbury's stockholders who obtained their Highbury stock prior to Highbury's IPO and purchased contemporaneously with the IPO in the private placement have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them prior to and purchased contemporaneously with the IPO in the private placement. There will be no distribution from the trust account with respect to Highbury's warrants. In addition, each of TEP and EBC agreed to waive their rights to an aggregate payment of $673,333 plus accrued interest (net of taxes payable) placed in trust for their benefit if a business combination is not consummated.

If Highbury were to expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, the per-share liquidation price as of March 31, 2006 would be approximately $5.62, or $0.38 less than the per-unit offering price of $6.00 in Highbury's IPO. The proceeds deposited in the trust account could, however, become subject to the claims of Highbury's creditors and there is no assurance that the actual per-share liquidation price will not be less than $5.62 due to those claims. If Highbury liquidates prior to the consummation of a business combination, R. Bruce Cameron, Chairman of the Board, and Richard S. Foote, President, Chief Executive Officer and Director, have each agreed to be personally liable for ensuring that the proceeds in the trust account are not reduced by the claims of vendors for services rendered or products sold to us as well as claims of prospective target businesses for fees and expenses of third parties that we agree in writing to pay in the event we do not complete a business combination with such business. However, Messrs. Cameron and Foote may not be able to satisfy those obligations. Based on Highbury's estimated debts and obligations, it is not currently expected that Messrs. Cameron and Foote will have any exposure under this arrangement in the event of liquidation.

If Highbury does not effect an initial business combination by July 31, 2007, subject to extension under certain circumstances to January 31, 2008, upon notice from Highbury, the trustee of the trust account will commence liquidating the investments constituting the trust account and will distribute to the stockholders holding shares acquired through the IPO.

The stockholders holding shares of Highbury common stock issued in the IPO will be entitled to receive funds from the trust account only in the event of Highbury's liquidation or if the stockholders seek to convert their respective shares into cash and the acquisition is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

Facilities

Highbury maintains executive offices at 999 Eighteenth Street, Suite 3000, Denver, CO 80202. The cost of this space is included in the $7,500 per month Berkshire Capital charges us for general and administrative services pursuant to a letter agreement between us and Berkshire Capital. Highbury believes, based on rents and costs for similar services in the Denver metropolitan area, that the amounts charged by Berkshire Capital are at least as favorable as Highbury could have obtained from an unaffiliated person. Highbury considers its current office space adequate for current operations. Highbury and Berkshire Capital intend to amend this agreement upon consummation of the acquisition to extend the agreement upon the same terms. The agreement will be terminable by either party upon six months' prior notice.

Employees

Highbury currently has three executive officers and three directors. These individuals are not obligated to contribute any specific number of hours per week and devote only as much time as they deem necessary to our affairs. Highbury does not intend to have any full-time employees prior to the consummation of the acquisition.

Periodic Reporting and Audited Financial Statements

Highbury has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, Highbury's annual reports contain financial statements audited and reported on by Highbury's independent accountants. Highbury has filed with the Securities and Exchange Commission a Form 10-KSB covering the fiscal year ended December 31, 2005 and a Form 10-QSB covering the fiscal quarter ended March 31, 2006. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 is being mailed to each shareholder together with this proxy statement.

Legal Proceedings

There are no legal proceedings pending against Highbury.

Plan of Operations

The following discussion should be read in conjunction with Highbury's financial statements and related notes thereto included elsewhere in this proxy statement.

Highbury's management has broad discretion with respect to the specific application of the net proceeds of the IPO and the private placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a business combination, or series of business combinations, with an operating business in the financial services industry. An amount of $43,289,567 of the net proceeds of the IPO and the private placement, including $673,333 which will be paid to the underwriters of the IPO if a business combination is consummated (less approximately $0.11 for each share of common stock our stockholders elect to convert in connection with the business combination as described below) but which will be forfeited if a business combination is not consummated, is being held in an interest-bearing trust account until the earlier of (i) the consummation of a business combination or (ii) Highbury's liquidation. Under the agreement governing the trust account, funds are only invested in United States "government securities" within the meaning of Section 2(a)(16) of the 1940 Act with a maturity of 180 days or less. Highbury may use the remaining net proceeds (not held in the trust account) to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. As of March 31, 2006, Highbury had used such funds, initially totaling $1,167,348, as follows:

Directors' and officers' insurance policy	$137,750
Administrative and other operating costs	16,918
Transfer agent	12,600
Franchise taxes	2,146

The remaining cash from net proceeds at March 31, 2006 was $997,935. This does not include $25,000 raised from the sale of common stock to the initial stockholders in August 2005 or $100 received from the underwriters in connection with the unit purchase option. Actual cash available to Highbury at March 31, 2006 was $1,023,035.

Highbury is currently in discussions with several possible lenders to put in place a revolving working capital facility to satisfy any short-term liquidity needs and financing requirements, including those that may arise as a result of shareholders electing conversion.

As of March 31, 2006, Highbury has accrued expenses, excluding income taxes payable, of $315,241 related to the investigation and pursuit of the transaction with the Sellers, as well as general and administrative expenses. We have excluded income taxes payable of $109,498 because the trust account must reimburse Highbury for its share of the income taxes on the investment income of the trust account. To date, all of Highbury's investment income has been derived from the trust account and, as such, is subject to reimbursement. We believe we have sufficient available funds outside the trust to operate through July 31, 2007, assuming that a business combination is not consummated during that time. Assuming the acquisition is consummated in the second half of 2006, Highbury estimates costs of approximately $7,500 per month payable to Berkshire Capital, $9,250 per month for investor relations and corporate communication services payable to Integrated Corporate Relations, Inc., $12,500 per month of expenses in legal and accounting fees relating to quarterly SEC reporting obligations and approximately $500,000 for acquisition related costs and general corporate working capital.

Highbury occupies office space provided by Berkshire Capital, an affiliate of our initial stockholders. Berkshire Capital has agreed that, until the acquisition of a target business by Highbury, it will make such office space, as well as certain office and secretarial services, available to Highbury, as may be required by Highbury from time to time. Highbury has agreed to pay Berkshire Capital $7,500 per month for such services commencing on January 26, 2006. Upon completion of the acquisition, Highbury and Berkshire Capital intend to extend this agreement on the same terms, terminable on six months' prior notice by either party.

In connection with Highbury's IPO we issued to our underwriters, TEP and EBC, for $100, an option to purchase up to a total of 336,667 units, consisting of one share of common stock and two warrants, at $7.50 per unit, exercisable commencing on the later of the consummation of the business combination and January 25, 2007 and expiring on January 25, 2010. The warrants underlying such units have terms that are identical to those issued in the IPO, with the exception of the exercise price, which is set at $6.25 per warrant. The sale of the option was accounted for as a cost attributable to the IPO. Accordingly, there was no net impact on our financial position or results of operations, except for the recording of the $100 proceeds from the sale.

Highbury has estimated, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $423,000, using an expected life of four years, volatility of 29.0% and a risk-free rate of 4.34%. However, because the units did not have a trading history, the volatility assumption was based on information currently available to management. The volatility assumption was derived from the median 360-day stock price volatility of 76 financial services firms with market capitalizations between $30.0 million and $150.0 million for which volatility data was available. Though we could effect our initial business combination with any company whose fair market value is at least 80% of our net assets at the time of the acquisition, we used a range of market capitalizations between $30.0 million and $150.0 million because we believe, based on our past experience in effecting transactions in the financial services industry, that many of our potential acquisition targets will fall within this range. We believe these estimates provided a reasonable benchmark to use in estimating the expected volatility of the units after the consummation of our initial business combination. Although an expected life of four years was used in the calculation, if we do not consummate our initial business combination within the prescribed time period and we dissolve and liquidate, the option will become worthless.

The consummation of this transaction will establish Highbury as an investment management holding company for which Aston will serve as the initial platform for internal growth and add-on acquisitions. We intend to continue to pursue acquisition opportunities and will seek to establish other accretive partnerships with high quality investment management firms over time. We will seek to provide permanent equity capital to fund buyouts from corporate parents, buyouts of founding or departing partners, growth initiatives or exit strategies for private equity funds. We intend to leave material equity interests with management teams to align the interests of management and our shareholders and, in general, will not integrate our acquisitions, although we may work with potential future affiliates to execute add-on acquisitions. We will seek to augment and diversify our revenue stream by investment style, asset class, distribution channel, client type and management team.

Off-Balance Sheet Arrangements

Options and warrants issued in conjunction with our initial public offering are equity linked derivatives and accordingly represent off-balance sheet arrangements. The options and warrants meet the scope exception in paragraph 11(a) of FAS 133 and are accordingly not accounted for as derivatives for purposes of FAS 133, but instead are accounted for as equity.

Highbury sold 7,910,000 units in the private placement and the IPO, which included all of the 1,010,000 units subject to the underwriters' over-allotment option. Each unit consists of one share of Highbury's common stock, $.0001 par value, and two redeemable common stock purchase warrants. Each warrant entitles the holder to purchase from Highbury one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination or one year from the effective date of the IPO (January 25, 2007) and expiring four years from the effective date of the IPO (January 25, 2010). The warrants will be redeemable, at Highbury's option, at a price of $.01 per warrant upon 30 days' notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given.

In connection with the IPO, Highbury issued an option, for $100, to the underwriters to purchase 336,667 units at an exercise price of $7.50 per unit. Highbury accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders' equity. Prior to the offering, Highbury estimated that the fair value of this option was approximately $423,000 ($1.26 per unit) using a Black-Scholes option pricing model. The fair value of the option granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 29.0%, (2) risk-free interest rate of 4.34% and (3) expected life of four years. The option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. In addition, the warrants underlying such units are exercisable at $6.25 per share.

ACQUIRED BUSINESS

General

Following the acquisition of the acquired business, Aston will provide investment advisory services to a family of 19 no-load, open-end mutual funds which managed approximately $6.0 billion in client assets as of April 30, 2006. The acquired business has historically grown internally, through market appreciation and net positive asset flows from approximately $100 million in assets under management to $7.2 billion at its peak in 2004, although since 2004, cumulative net redemptions have reduced the size of the business to approximately $6.0 billion. Aston will be the advisor to the funds and will not own equity interests in the sub-advisors of the funds, but as part of our transaction agreement, we have established contractual agreements to implement and retain sub-advisory relationships with the pre-transaction advisors and sub-advisors to the funds. Historically, the acquired business utilized two sub-advisors and five advisors affiliated with AAAMHI. The sub-advisors and advisors will be collectively referred to herein as the sub-advisors.

Stuart Bilton and Kenneth Anderson founded the acquired business in 1993, as the CT&T Funds, an affiliate of Chicago Title and Trust Company, a subsidiary of Alleghany Corporation, and have managed its growth since inception. The investment businesses of Chicago Title and Trust Company were later consolidated under a holding company called Alleghany Asset Management, Inc. and the funds rebranded the Alleghany Funds. The acquired business was founded as a mutual fund platform beginning with approximately $100 million in assets under management. A mutual fund platform is a business engaged in the advisory, distribution, marketing, operation, compliance, and other functions of operating mutual funds. The investment processes underlying the funds may be managed by affiliated managers or outsourced to independent investment managers. In Aston's case, its business model anticipates that it will co-brand its funds with the names of the sub-advisors. Historically, those institutional managers have been the advisors to the funds. It is a condition to Highbury's obligation to close that those managers act as sub-advisors following the consummation of the acquisition. The business grew internally and through strategic partnerships mainly with affiliated investment advisors. While the Alleghany Fund's mutual fund platform offered a variety of investment styles, the majority of the assets were in the large capitalization growth style of investing. In 2001, Alleghany Asset Management, Inc. was sold to the ABN AMRO Group.

For more than ten years, the acquired business has remained focused on providing clients with competitive risk-adjusted returns while maintaining consistency of investment processes with stated investment objectives. In order to accommodate a variety of client needs, the acquired business provides 15 equity investment funds covering seven of the nine Morningstar style-boxes as well as four fixed income products. As of April 30, 2006, 13 of the 19 funds carried a Morningstar rating of "three stars" or better, accounting for 97.1% of the approximately $6.0 billion of the acquired business' assets under management. These ratings are based on past performance, which may not be predictive of future results.

Business Strategy

The acquired business' mutual fund platform is built upon providing marketing, compliance and other back office sources to sub-advisors that produce institutional quality investment products. In managing historical growth and planning for future growth, the acquired business has been, and will continue to be, guided by the following business strategies.

Maintain and Improve Investment Performance

The acquired business has a long-term record of achieving competitive, risk-adjusted returns on the mutual funds managed by its sub-advisors. Morningstar ranked the ABN AMRO Veredus Select Growth Fund in its equity style category's top decile in terms of one-year and three-year annualized returns as of April 30, 2006. Additionally, 13 of the acquired business' 19 funds carried a "three star" rating as of April 30, 2006. These ratings and rankings are based on past performance, which may not be predictive of future results. The acquired business' key strategy is to maintain and improve its investment performance by actively monitoring its sub-advisors to ensure consistent application of the specifically mandated investment philosophy and process while the sub-advisors actively manage the acquired business portfolios to achieve distinct balances of risk and reward. In terms of improving performance, the acquired business will seek to partner with additional investment managers with proven track records as well as provide additional support to its current sub-advisors in order to improve the sub-advisor's ability to increase returns while maintaining acceptable levels of risk for clients.

Selectively Expand the Acquired Business' Investment Strategies

Since the introduction of its first equity funds in 1993, the acquired business has expanded its product offerings to include multiple strategies within the equity and fixed income asset classes. Each expansion has been an outgrowth of its core expertise of responding to demand in the market and opportunities to partner with outstanding sub-advisors. The acquired business intends to continue to selectively expand its investment strategies where it believes the application of its core competencies and process can produce attractive risk-adjusted returns. Highbury believes that by doing so the acquired business can enhance its ability to increase assets under management as well as augment and further diversify its revenue stream.

Selectively Expand the Acquired Business' Products and Distribution Relationships

The acquired business strives to develop investment products and distribution channels that best deliver its strategies to its clients. It sees continued opportunities to expand its investment products and relationships for the delivery of these products. The combination of capacity and the established investment performance track record creates potential to drive future growth. For example, its institutional client relationship management team continues to identify sources of demand for the funds working closely with a broad network of consultants and financial planners and providing information regarding the acquired business' investment strategies and performance. It also continues to expand existing relationships and initiate new ones within a variety of channels for mutual funds, including 401(k) platforms, fund supermarkets, broker dealers and financial planners. These third party distribution resources support a variety of defined contribution plans and independent financial advisors with demand for the institutional quality institutional investment styles of the acquired business.

The acquired business' current sales force includes 18 wholesalers which provides the acquired business with national distribution for new and existing products. Following the completion of the transaction, the acquired business' status as an independent, open-architecture platform will enable it to incubate new products with a variety of investment management firms, regardless of their affiliations. Previously, the Sellers had generally limited new advisory relationships to affiliates of the Sellers. This flexibility should allow the acquired business to establish additional mutual funds and new product lines with a broader range of existing and new sub-advisors.

The acquired business is currently developing additional business lines that offer opportunities for growth. For example, the Sellers currently maintain a separately managed account platform that had $182 million of assets under management as of April 30, 2006. In connection with the acquisition, the Sellers have agreed to seek the third party consents necessary to transfer this platform to Aston. In addition, Aston and the Sellers are together exploring a line of principal-protected funds to be distributed on a joint-venture basis with a major international insurance company. The acquired business intends to use its family of investment products and distribution resources to leverage any such additional initiatives.

Build a Brand Name

The growth of the acquired business occurred under the Alleghany and the Sellers' brands. With the addition of the Aston brand, co-branded with outstanding institutional sub-advisors, the acquired business intends to build upon the historical success of its strategy to enhance the credibility, reputation and acceptance of the Aston brand name.

Selectively Pursue Accretive Acquisitions

Aston's management team expects that prudent, accretive acquisitions will be a source of growth for the acquired business in the future. The management team has substantial experience acquiring, integrating and managing investment management firms. In his former role as Executive Vice President, Chicago Title and Trust Company and the President and Chief Executive Officer of Alleghany Asset Management, Inc., Mr. Bilton was involved in the acquisition or founding of six investment management firms over ten years and also founded the mutual fund platform being acquired in this transaction. These initiatives helped fuel the growth of Alleghany's investment businesses from Mr. Bilton's arrival in 1986 until its sale to ABN AMRO in 2001 at which point, Alleghany Asset Management, Inc. had approximately $45 billion of total assets under management.

Assets Under Management

The acquired business' funds have grown significantly over the past 13 years. As of March 31, 2006, the Targets Funds had $6.0 billion of client assets under management. Its assets under management have increased at a compound annual growth rate of 43.4% from $119.9 million in 1993. The following chart displays the historical growth since inception, of the acquired business' assets under management (in billions).

Investment Strategies

The following table describes the acquired business' investment strategies within the equity and fixed income asset classes:

Asset Class	Assets Under Management at April 30, 2006 (in millions)	Description

Equity	$5,732	Invests in a range of US and global companies of various market capitalizations under both growth and value disciplines.
Fixed Income	282	Invests primarily in corporate and government bonds
Total	$6,015

Investment Products

The acquired business markets its investment services to its clients through a variety of funds designed to suit a client's individual investment needs. It introduced its first mutual fund in 1993 and today manages 19 no-load, open-end mutual funds, including 15 equity funds and four fixed income funds, with approximately $6.0 billion of assets under management as of April 30, 2006. The open-architecture platform currently utilizes seven different entities to manage the funds. Most recently, the acquired business formed a partnership in June 2005 with River Road Asset Management, LLC acting as advisor to its new Dynamic Growth and Small-Cap Value funds. The following table sets forth the assets under management, and overall Morningstar rating for each mutual fund managed as of April 30, 2006.

Fund	Inception	Assets Under Management (in millions)	Morningstar Category	Rating
Equity Funds: Montag & Caldwell Growth	1994	$2,409	Large-Cap Growth	***
Growth	1993	1,037	Large-Cap Growth	***
Veredus Aggressive Growth	1998	760	Small-Cap Growth	***
Mid-Cap	1994	682	Mid-Cap Blend	***
Value	1993	331	Large-Cap Value	***
TAMRO Small-Cap	2000	201	Small-Cap Blend	****
Real Estate	1997	104	Specialty-Real Estate	***
Balanced	1995	78	Moderate Allocation	**
Montag & Caldwell Balanced	1994	53	Moderate Allocation	**
Veredus Select Growth	2001	30	Large-Cap Growth	*****
TAMRO Large-Cap Value	2000	19	Large-Cap Value	***
River Road Small-Cap Value	2005	17	Small-Cap Value	—
River Road Dynamic Equity	2005	7	Mid-Cap Value	—
Veredus Science Technology	2000	5	Specialty-Technology	****
Mid-Cap Growth	2005	1	Mid-Cap Growth	—
Total Equity Funds		5,732

Fixed Income Funds: Bond	1993	164	Intermediate-Term Bond	***
Municipal Bond	1993	66	Muni National Interim	***
Investment Grade Bond	1995	31	Short-Term Bond	****
High Yield	2003	21	High Yield Bond	—
Total Fixed Income Funds		282
Total Funds		6,015

Fees and Revenues

The acquired business generates revenue by charging mutual funds an advisory fee and an administrative fee based on a percentage of invested assets. A portion of the fees are paid to the sub-advisors, to a third-party sub-administrator, and to third-party distribution partners. Each fund typically bears all expenses associated with its operation and the issuance and redemption of its securities. In particular, each fund pays investment advisory fees (to the acquired business), shareholder servicing fees and expenses, fund accounting fees and expenses, transfer agent fees, custodian fees and expenses, legal and auditing fees, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, registration fees and expenses, proxy and annual meeting expenses and independent trustee fees and expenses. The acquired business usually guarantees to newly organized funds that their expenses will not exceed a specified percentage of their net assets during an initial operating period. The acquired business absorbs all advisory fees and other mutual fund expenses in excess of these self-imposed limits in the form of expense reimbursements or fee waivers. The acquired business collects as revenue the advisory fee less reimbursements and waivers.

Investment Performance

The following chart displays the annualized return of each fund for a one-, three-, five- and ten-year period as applicable for the periods ended March 31, 2006.

		Annualized Return
Fund	1-Year	3-Year	5-Year	10-Year
Equity Funds: Montag & Caldwell Growth	11.59%	8.31%	-0.50%	7.62%
Growth	13.06%	9.36%	-0.17%	8.88%
Veredus Aggressive Growth	31.23%	23.09%	1.11%	—
Mid-Cap	15.12%	19.96%	9.97%	12.54%
Value	15.90%	17.91%	4.41%	8.03%
TAMRO Small-Cap	36.49%	26.33%	15.68%	—
Real Estate	26.76%	28.25%	20.65%	—
Balanced	8.60%	7.04%	1.71%	7.94%
Montag & Caldwell Balanced	6.73%	5.29%	1.03%	6.87%
Veredus Select Growth	27.36%	21.66%	—	—
TAMRO Large-Cap Value	11.94%	14.87%	5.07%	—
River Road Small-Cap Value	—	—	—	—
River Road Dynamic Equity	—	—	—	—
Veredus Science Technology	34.29%	17.65%	1.36%	—
Mid-Cap Growth	—	—	—	—

Fixed Income Funds: Bond	0.17%	2.17%	4.01%	5.61%
Municipal Bond	0.77%	1.99%	4.11%	4.43%
Investment Grade Bond	0.44%	1.55%	3.94%	5.10%
High Yield	7.60%	—	—	—

Distribution

Each of the funds has a distinct investment objective that has been developed as part of the acquired business' strategy to provide a broad, comprehensive selection of investment opportunities. This strategy gives the acquired business access to many possible customers and distribution channels. The acquired business distributes its products to individuals and institutions. While institutions may invest directly through the acquired business, individuals generally purchase shares through retail financial intermediaries. All acquired business funds are sold exclusively on a no-load basis, i.e., without a sales commission. No-load mutual funds offer investors a low-cost and relatively easy method of investing in a variety of stock and bond portfolios. The acquired business' "N" class of fund shares is sold through financial intermediaries and incurs a 12b-1 fee of 25 basis points for distribution and recordkeeping. The institutional "I" class of fund shares, however, bears no such fee.

The acquired business bears all advertising and promotion expenses for the funds. Its costs include advertising and direct mail communications to potential fund shareholders as well as a substantial staff and communications capability to respond to investor inquiries. Marketing efforts have traditionally been focused on fee based intermediaries, including due diligence teams, brokers, advisors, financial planners and consultants. The independent registered advisory channel as well as the 401(k) channel are of specific focus. In addition, the acquired business has a significant focus on marketing efforts toward participant-directed defined contribution plans such as 401(k) plans that invest in mutual funds. Advertising and promotion expenditures vary over time based on investor interest, market conditions, new investment offerings and the development and expansion of new marketing initiatives.

Technology and Intellectual Property

The day-to-day mutual fund technology of the acquired business is outsourced to PFPC, Inc. This includes fund accounting, sub-administration, custody and transfer agency. The business also utilizes a web based CRM system, which maintains contact information of both clients and prospects and is hosted by interlink ONE, Inc. The website of the acquired business is hosted by Sysys Corporation.

Competition

The acquired business faces substantial competition in every aspect of its business. Competitive factors affecting its business include brand recognition, business reputation, investment performance, quality of service and the continuity of client relationships. Fee competition also affects the business, as do compensation, administration, commissions and other expenses paid to intermediaries.

Performance and price are the principal methods of competition for the acquired business. Prospective clients and mutual fund shareholders will typically base their decisions on a fund's ability to generate returns that exceed a market or benchmark index, i.e. its "performance," and on its fees, or "price." Individual mutual fund investors may also base their decision on the ability to access the mutual funds the acquired business manages through a particular distribution channel. Institutional clients are often advised by consultants who may include other factors in their decisions for these clients.

The acquired business competes with a large number of global and U.S. investment advisors, commercial banks, brokerage firms and broker-dealers, insurance companies and other financial institutions. There are approximately 900 domestic investment advisors that manage assets in excess of $1 billion according to Money Market Directories and, according to the Investment Company Institute, mutual fund managers in the United States manage more than $8.1 trillion in over 8,000 funds. Aston will be considered a small to mid-sized investment advisory firm. Many competing firms are parts of larger financial services companies and attract business through numerous means including retail bank offices, investment banking and underwriting contacts, insurance agencies and broker-dealers. U.S. banks and insurance companies can now affiliate with securities firms. This has accelerated consolidation within the investment advisory and financial services businesses. It has also increased the variety of competition for traditional investment advisory firms with businesses limited to investing assets on behalf of institutional and individual clients. Foreign banks and investment firms have also entered the U.S. investment advisory business, either directly or through partnerships or acquisitions. A number of factors serve to increase the acquired business' competitive risks:

•	some of the acquired business' competitors have greater capital and other resources, and offer more comprehensive lines of products and services than the acquired business does;

•	consolidation within the investment management industry, and the securities industry in general, has served to increase the size and strength of a number of its competitors;

•
there are relatively few barriers to entry by new investment management firms, and the successful efforts of new entrants, including major banks, insurance companies and other financial institutions, have resulted in increased competition; and

•	other industry participants will from time to time seek to recruit the acquired business' investment professionals and other employees away from the business.

These and other factors could reduce the acquired business' revenues and earnings and materially adversely affect its business. If the funds have poor performance relative to their peers, they could lose existing clients and may be unable to attract new clients. These factors may place the acquired business at a competitive disadvantage, reduce its earnings and revenues, and materially adversely affect its business. The acquired business cannot be sure that its strategies and efforts to maintain its existing assets and attract new business will be successful.

In order to grow the business, we must be able to compete effectively for assets under management. Specifically, the acquired business has historically competed principally on the basis of:

•	investment performance;

•	quality of service provided to clients;

•	brand recognition and business reputation;

•	continuity of client relationships and of assets under management;

•	continuity of its selling arrangements with intermediaries;

•	continuity of advisory or sub-advisory agreements with excellent managers;

•	the range of products offered;

•	level of fees and commissions charged for services; and

•	level of expenses paid to financial intermediaries related to administration and/or distribution.

The acquired business has succeeded in growing aggregate assets under management, and it believes that it will continue to be able to do so by focusing on investment performance and client service and by developing new products and new distribution capabilities.

Facilities

The acquired business is currently located at 171 North Clark Street, 12th Floor, Chicago, IL 60601. However, following completion of the business combination, the acquired business plans to relocate to a new location in Chicago which is currently being identified.

Employees

As of March 31, 2006 the acquired business had 36 full-time employees, including four in senior management and administration, six in marketing and communications, 18 in sales and sales management and eight in operations and compliance.

Legal Proceedings

In the normal course of business, the acquired business may be subject to various legal proceedings from time to time. Currently, there are no legal proceedings pending against the acquired business.

Regulation

Virtually all aspects of the acquired business are subject to extensive regulation in the United States at both the federal and state level. These laws and regulations are primarily intended to protect investment advisory clients and shareholders of registered investment companies. Under these laws and regulations, agencies that regulate investment advisers, such as the acquired business, have broad administrative powers, including the power to limit, restrict or prohibit an investment adviser from carrying on its business in the event that it fails to comply with such laws and regulations. Possible sanctions that may be imposed include the suspension of individual employees, limitations on engaging in certain lines of business for specified periods of time, revocation of investment adviser and other registrations, censures, and fines.

Prior to closing Aston will be registered as an investment adviser with the SEC. As a registered investment adviser, it is subject to the requirements of the Investment Advisers Act of 1940, or the Investment Advisers Act, and the SEC's regulations thereunder, as well as to examination by the SEC's staff. The Investment Advisers Act imposes substantive regulation on virtually all aspects of the acquired business' advisory business and its relationship with its clients. Applicable requirements relate to, among other things, fiduciary duties to clients, engaging in transactions with clients, maintaining an effective compliance program, performance fees, solicitation arrangements, conflicts of interest, advertising, and recordkeeping, reporting and disclosure requirements. The Target Funds are registered with the SEC under the 1940 Act. The 1940 Act imposes additional obligations, including detailed operational requirements on both the funds and their advisers. Moreover, an investment adviser's contract with a registered fund may be terminated by the fund on not more than 60 days' notice, and is subject to annual renewal by the fund's board after an initial term of up to two years. The SEC is authorized to institute proceedings and impose sanctions for violations of the Investment Advisers Act and the 1940 Act, ranging from fines and censures to termination of an investment adviser's registration. The failure of the acquired business or registered funds advised by the acquired business to comply with the requirements of the SEC could have a material adverse effect on us. Under the rules and regulations of the SEC promulgated pursuant to the federal securities laws, the acquired business is subject to periodic examination by the SEC.

In response to recent scandals in the financial services industry regarding late trading, market timing and selective disclosure of portfolio information, various legislative and regulatory proposals are pending in or before, or have been adopted by, the U.S. Congress and the various regulatory agencies that supervise our operations, including the SEC. Additionally, the SEC, the NASD and other regulators, as well as Congress, are investigating certain practices within the mutual fund industry.

The SEC has also adopted new rules requiring every registered fund to adopt and implement written policies and procedures designed to detect and prevent violations of federal securities law, to review these policies annually for adequacy and effectiveness, and to designate a chief compliance officer reporting directly to the fund's board of directors or trustees. Registered advisers must also adopt a written compliance program to ensure compliance with the Investment Advisers Act and appoint a chief compliance officer. These compliance programs were required to be in place by October 5, 2004. Some of these compliance rules, as well as other new disclosure requirements that have recently been adopted, are intended to deal with abuses in areas of late trading and market timing of mutual funds. These new rules require additional and more explicit disclosure of market timing policies and procedures, as well as that funds have formal procedures in place to comply with their representations regarding market timing policies. The SEC has also proposed a "hard 4:00 p.m. rule," contemplating that all purchase and sale orders for a mutual fund's shares be received by the fund, rather than by intermediaries through which shares may be bought or redeemed, before the fund prices its shares, generally 4:00 p.m. EST, for an investor to receive that day's price.

These regulatory and legislative initiatives, to the extent enacted or adopted, could have a substantial impact on the regulation and operation of mutual funds and investment advisers and could adversely affect the acquired business' manner of operation and profitability. See "Risk Factors — Risks Related to the Industry" for more information about how these proposals may materially adversely affect the acquired business.

The acquired business is subject to the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and to regulations promulgated thereunder, insofar as the Sellers are "fiduciaries" under ERISA with respect to benefit plan clients. ERISA and applicable provisions of the Internal Revenue Code of 1986, as amended, impose certain duties on persons who are fiduciaries under ERISA, prohibit certain transactions involving ERISA plan clients and provide monetary penalties for violations of these prohibitions. The acquired business' failure to comply with these requirements could have a material adverse effect on its business.

MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF THE ACQUIRED BUSINESS

You should read this discussion and analysis of our financial condition and results of operations in conjunction with our "Unaudited Pro Forma Condensed Combined Financial Statement" and the combined financial statements of the acquired business and the related notes appearing elsewhere in this proxy. The information in this section contains forward-looking statements (see "Forward-Looking Statements"). Our actual results may differ significantly from the results suggested by these forward looking statements and from our historical results. Some factors that may cause our results to differ are described in the "Risk Factors" section of this proxy statement.

This discussion summarizes the significant factors affecting the combined operating results, financial conditions, liquidity and cash flows of the acquired business for the years ended December 31, 2005, 2004 and 2003 and for the quarters ended March 31, 2006 and March 31, 2005. This discussion should be read in conjunction with the acquired business' fiscal 2005 audited combined financial statements and March 31, 2006 unaudited financial statements, each included elsewhere in this proxy statement, and the notes thereto.

On April 21, 2006, we included as an exhibit to a Form 8-K furnished to the Securities and Exchange Commission selected financial information for the acquired business as of March 31, 2006 and for its 2005 fiscal year. That selected financial information was not audited and did not comply with U.S. generally accepted accounting principles. This proxy statement contains audited financial statements for the acquired business that comply with U.S. generally accepted accounting principles. You should refer to the audited financial statements included in this proxy statement in determining whether or not to vote in favor of the proposed acquisition of the acquired business rather than the selected financial information included in the Form 8-K.

The selected financial information included in Form 8-K was prepared by the Sellers in connection with the consolidation of financial information for the preparation of historical audited financial statements for the acquired business, and was intended to serve only as a general financial overview of the acquired business. The financial information was derived by the Sellers by parsing historical financial results for the Sellers, as a whole, and identifying revenues and expenses specifically related to the acquired business. The product of this exercise did not result in financial information that complied with generally accepted accounting principles nor had the financial information been audited by an independent accountant. Accordingly, there can be no assurance that the selected financial information included in Form 8-K is reflective of the financial position or results of operations of the acquired business determined in accordance with generally accepted accounting principles.

We included the selected financial information in Form 8-K in order to assist shareholders with obtaining a preliminary understanding of the proposed acquisition of the acquired business. We included the shareholder presentation material as an exhibit to Form 8-K to comply with regulations under federal securities laws applicable to selective disclosure of information and solicitation of shareholders before furnishing of a proxy statement.

Overview

The acquired business was founded within Alleghany by Stuart Bilton and Kenneth Anderson in 1993 to manage open-end investment funds for retail and institutional clients in the United States. Originally, the acquired business employed investment advisors affiliated with its parent to manage the assets of the funds, while it centralized the distribution, marketing, reporting and other operations of the fund family. As the business developed, the acquired business created new mutual funds managed by experienced independent investment advisors. As of March 31, 2006, the acquired business managed 19 no-load mutual funds, comprised of 15 equity funds and four fixed income funds, with approximately $6.0 billion of assets under management. The acquired business currently utilizes seven different entities to manage the equity funds, of which five are affiliates of the Sellers and two are independent. Upon consummation of the transaction, Aston will enter into long-term contracts with each of these entities pursuant to which they will sub-advise the funds. The contracts with the Sellers affiliates will not be terminable by the sub-advisors for five years. One existing fixed income manager will be retained and the Trustees have recommended to the shareholders approval of two new managers to manage three fixed income funds. The acquired business' relationship with the sub-advisors will also be supported by limited non-compete provisions and certain capacity guarantees in appropriate products to benefit the acquired business. This arrangement is intended to ensure that the investment philosophy and process guiding the mutual funds in the future are consistent with the historical investment philosophy and process, and we expect that it will help to ensure a stable ownership transition for the Target Funds.

As of March 31, 2006, 13 of the mutual funds carried an overall Morningstar Rating of three stars or better, including three four-star funds and one five-star fund. Four funds are relatively new and are not currently rated by Morningstar. The 15 equity funds are classified in seven of the nine Morningstar style boxes, giving the acquired business wide coverage of the public equity investment spectrum and a diversified revenue stream. The acquired business intends to expand its assets under management with a combination of internal growth, new product development and accretive acquisitions.

Key Operating Measures

We use the following key measures to evaluate and assess our business:

•
Assets Under Management. The acquired business is the investment manager for 19 open-end mutual funds, comprised of 15 equity and four fixed income funds. The acquired business generates revenues by charging each fund investment advisory and administrative fees (collected in monthly installments), each of which are equal to a percentage of the daily weighted average assets under management of the fund. Assets under management change on a daily basis as a result of client investments and withdrawals and changes in the market value of securities held in the mutual funds. As such, we carefully review net asset flows into and out of the mutual funds and the investment performance of the mutual funds to monitor their effects on the overall level of assets under management. The assets under management of the acquired business increased in 2003, reached a high in 2004 and declined in 2005 as a result of market conditions and net outflows from the Target Funds. The net outflows continued in the first quarter of 2006, and we expect these outflows to continue during the year. We expect assets under management to begin to increase again over the next 12 to 18 months as expected strong investment performance in the newer, small Target Funds attract net asset inflows.

•
Total Revenue. Total revenue is equal to the sum of the advisory fees and the administrative fees earned by the business in a given period. After the consummation of the acquisition, we will operate the acquired business under a revenue sharing structure through which Highbury will receive a fixed percentage of the total revenue and interest income earned by the acquired business. Total revenue, which directly follows changes in assets under management, increased in 2003, reached a high in 2004 and declined in 2005 as a result of market conditions and net outflows from the Target Funds. We expect total revenue to begin to increase again over the next 12 to 18 months as assets under management increase.

•
Weighted Average Fee Basis. The weighted average fee basis is equal to the total revenue earned in a specific period divided by the weighted average assets under management for that period. Since each fund has a different fee schedule, the weighted average fee basis provides, on an overall basis, a fee rate earned by the business on its total assets under management across all funds.

•
Total Operating Expenses. The total operating expenses represent the fixed operating expenses of the acquired business. Except for marginal changes in staffing, which change the compensation expense, the majority of these expenses do not adjust proportionately with total assets under management. We monitor total operating expenses relative to the net revenue (our total revenue less distribution and sub-advisory fees we pay) of the acquired business to ensure we have sufficient operating margin to cover the fixed expenses of the operation. Total operating expenses increased in 2004, relative to 2003, and increased in 2005 as a result of goodwill and intangible asset impairment charges of $23.7 million in total. After the consummation of the transaction, we expect total operating expenses (including distribution and sub-advisory costs) to equal 72% of the total revenue of the acquired business, as provided in Aston's limited liability company agreement.

Description of Certain Line Items

Following is a description of additional components of certain line items from our consolidated financial statements:

•
Advisory Fees, Net. The acquired business generates advisory fees based on a fixed percentage of the daily weighted-average assets under management for each fund, billed on a monthly basis. On many funds, the acquired business provides an expense cap, that is, a guarantee to investors that the total expenses of a fund will not exceed a fixed percentage of the total assets under management. For small funds, the fixed expenses for fund accounting, client reporting, printing and other expenses, when combined with the investment advisory fees and administrative fees, exceed the expense cap. In such cases, the acquired business reimburses the funds for the excess fixed expenses or waives a portion of the investment advisory fee, so as to keep the total expenses of the fund at or below the expense cap. The advisory fees of the acquired business include investment advisory fees from all of the funds, net of all fee waivers and expense reimbursements.

•
Total Distribution and Advisory Costs. The acquired business has contracted on a non-exclusive basis with nearly 400 different institutions to sell its mutual funds, in exchange for a distribution fee, to retail and institutional investors. These distribution fees are generally equal to a fixed percentage of the assets invested by the retail or institutional investor. In addition, the acquired business employs third-party investment managers to perform the security research and investment selection processes for each of its mutual funds. Under this arrangement, the acquired business pays the third-party investment manager a sub-advisory fee, generally equal to 50% of the advisory fees net of fee waivers and expense reimbursements for the mutual fund, less applicable distribution fees paid under the distribution agreements discussed above. Total distribution and advisory fees represent the largest component of expenses for the acquired business. Since these fees are generally based on total assets under management, they increase or decrease proportionately with total assets under management.

•
Compensation and Related Expenses. The acquired business currently employs 36 full-time employees whom Aston intends to hire after the consummation of the transaction. The compensation and related expenses of the acquired business include the base salaries, incentive compensation, health insurance, retirement benefits and other costs related to the employees of the business. These expenses increase and decrease with the addition or termination of employees of the business.

•
Related Party Expense Allocations. The most significant components of related party expense allocations include human resources, office space, data processing, accounting, operational, and other support services.

•
Other Operating Expenses. The most significant components of other operating expenses include professional fees, occupancy, marketing and advertising, voice and data communication and travel and entertainment expenses.

Impact of Inflation

The total revenue generated by the acquired business is directly linked to the total assets under management within the acquired business' 19 mutual funds. The total assets under management increase or decrease on a daily basis as a result of appreciation or depreciation in the financial markets and asset contributions or withdraws from investors. While long-term returns in the financial markets have historically exceeded the rate of inflation, this may not be the case going forward. The operating expenses of the acquired business are likely to be directly affected by inflation.

Liquidity and Capital Resources

As of March 31, 2006, the acquired business had cash and equivalents of $5.6 million and advisory and administrative fees receivable of $3.8 million.

As of March 31, 2006, the acquired business had accounts payable to affiliates of $2.4 million, accrued compensation and benefits of $0.3 million and other accrued liabilities of $1.0 million.

Historically, the acquired business has funded its business activities almost exclusively with operating cash flow. The acquired business has occasionally used capital from its parent company to finance the development of new mutual funds. These capital commitments have been used primarily to fund an initial capital investment in the new mutual funds. Because the acquired business, like most investment management businesses, does not require a high level of capital expenditures, such as for purchases of inventory, property, plant or equipment, liquidity is less of a concern than for a company that sells physical assets. Additionally, from time to time the acquired business has engaged in discussions relating to potential acquisitions of other companies in the investment management business. Other than the proposed transaction with Highbury, the acquired business has no present agreement, commitment or understanding with respect to any material acquisitions. Any future acquisitions may require that the acquired business obtain additional financing that will depend upon financing arrangements available at the time, if any.

Cash Flows from Operating Activities. The cash flows from operating activities of the acquired business are comprised of two main items: net income (loss), and changes in assets and liabilities. For the three months ended March 31, 2006, the acquired business produced net income of $0.8 million, as compared to a net loss of $0.1 million for the same period in 2005. For the year ended December 31, 2005, the acquired business produced a net loss of $23.6 million, as compared with net income of $1.5 million for the year ended December 31, 2004 and $0.6 million for the year ended December 31, 2003. The net loss for 2005 resulted primarily from a $13.3 million charge for goodwill impairment and a $10.4 million charge for intangible asset impairment. Changes in assets and liabilities were $(0.3) million leading to overall cash flows from operating activities of ($0.1) million for 2005. In 2004, the acquired business produced net income of $1.5 million and changes in assets and liabilities of $(0.1) million leading to net cash flows from operating activities of $1.4 million. For 2003, the acquired business produced net income of $0.6 million and changes in assets and liabilities of $(0.3) million leading to net cash flows from operating activities of $0.3 million.

Cash Flow from Financing Activities. For the three months ended March 31, 2006, the acquired business transferred $0.6 million to its parent, AAAMHI, on a net basis, and received $0.4 million in net transfers from AAAMHI during the three months ended March 31, 2005. For the year ended December 31, 2005, net cash generated by the financing activities of the acquired business was $2.2 million, compared to a use of $0.8 million during the year ended December 31, 2004 and receipts of $1.4 million in 2003. The cash provided in 2005 and 2003 was the result of net transfers of $2.2 million and $1.4 million from the parent of the acquired business, respectively. Cash used in 2004 included $2.5 million of dividends paid less $1.7 million of net transfers from the parent of the acquired business.

Contractual Obligations

As of March 31, 2006, the acquired business did not have any contractual obligations.

Off Balance Sheet Items

As of March 31, 2006, the acquired business did not have any off-balance sheet arrangements.

Quantitative and Qualitative Disclosures about Market Risk

The investment management business is, by its nature, subject to numerous and substantial risks, including volatile trading markets and fluctuations in the volume of market activity. Consequently, our net income and revenues are likely to be subject to wide fluctuations, reflecting the effect of many factors, including: general economic conditions; securities market conditions; the level and volatility of interest rates and equity prices; competitive conditions; liquidity of global markets; international and regional political conditions; regulatory and legislative developments; monetary and fiscal policy; investor sentiment; availability and cost of capital; technological changes and events; outcome of legal proceedings; changes in currency values; inflation; credit ratings; and the size, volume and timing of transactions. These and other factors could affect the stability and liquidity of securities and future markets, and the ability of the acquired business and other securities firms and counterparties to perform their obligations.

Critical Accounting Policies

The acquired business' discussion and analysis of its financial condition and results of operations for the purposes of this document are based upon its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America.

The acquired business' significant accounting policies are presented in Note 2 to its audited combined financial statements, and the following summaries should be read in conjunction with the financial statements and the related notes included in this proxy statement. While all accounting policies affect the financial statements, certain policies may be viewed as critical. Critical accounting policies are those that are both most important to the portrayal of the financial statements and results of operations and that require the acquired business' management' most subjective or complex judgments and estimates. The acquired business' management believes the policies that fall within this category are the policies related to principles of combination, goodwill, intangible assets and income taxes.

Principles of Combination. The accompanying combined statements of operations, cash flows and owner's equity for the years ended December 31, 2003 2004, and 2005 have been prepared on a carve-out basis. The combined financial statements have been prepared from AAAM's historical accounting records on a carve-out basis to include the historical financial position, results of operations and cash flows applicable to the acquired business. The combined financial statements have been prepared as if the business had been a stand-alone operation, though they are not necessarily representative of results had the acquired business operated as a stand-alone operation. Revenues, expenses, assets and liabilities were derived from amounts associated with the acquired business in the AAAMHI financial records. The financial results include allocations of corporate expenses from AAAMHI and allocations of other corporate expenses from AAAMHI's parent company that may be different from comparable expenses that would have been incurred if the acquired business operated as a stand-alone business. Allocations include amounts related to finance, occupancy, information systems, human resources and other corporate services provided by AAAMHI and its parent based on percentage estimates of usage or costs incurred by the acquired business, which management believes represents a reasonable allocation methodology. Certain cash receipts and cash payments related to the acquired business were handled through AAAMHI and affiliate cash accounts which are not included in the carve-out financial statements. "Net transfers from AAAMHI" in the combined statements of changes in owner's equity reflects these cash transactions.

Goodwill and Intangible Assets. The acquired business has adopted the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets". Intangible assets, comprising the estimated value of investment management contracts, and goodwill included in the combined financial statements of the acquired business, relate to the acquisition of certain AAAMHI affiliates including the acquired business. These amounts reflect management's best estimate of a reasonable allocation to the acquired business of such amounts included in the financial records of AAAMHI. The provisions of SFAS No. 142 require that goodwill and other intangible assets with indefinite lives no longer be amortized, but instead be tested at least annually for impairment and require reporting units to be identified for the purpose of assessing potential future impairments of goodwill. The acquired business' acquired intangible management contract asset related to the Target Funds is considered to be of an indefinite life as there is no foreseeable limit on the contract period. The acquired business conducts its annual testing of goodwill and intangible assets for impairment annually in the fourth quarter unless events warrant more frequent testing.

Income taxes. The income tax provision (benefit) of the acquired business has been determined on a separate entity basis based on the results of operations of the acquired business. The provision (benefit) for federal and state income taxes is comprised of two components, current and deferred income taxes. Deferred tax assets and liabilities are determined based on temporary differences between the financial and tax reporting bases of assets and liabilities and are measured using currently enacted rates and laws. Deferred tax assets are recognized subject to management's judgment that realization is more likely than not.

Recently Issued Pronouncements

Stock-Based Compensation. On December 16, 2004, FASB issued amended SFAS 123, "Accounting for Share-Based Payment," or SFAS 123(R). SFAS 123(R) requires all companies to use the fair-value based method of accounting for stock-based compensation, and is in effect for the acquired business for its fiscal period beginning on January 1, 2006. SFAS 123(R) requires that all companies adopt either the modified prospective transition, or MPT, or modified retrospective transition, or MRT, method. Stock compensation expense calculated using the MPT approach would be recognized on a prospective basis in the financial statements over the requisite service period, while the MRT method allows a restatement of prior periods for amounts previously recorded as pro forma expense. The acquired business does not expect that the adoption of this standard will have a significant impact on its consolidated financial statements.

Results of Operations

Quarter ended March 31, 2006 compared to Quarter ended March 31, 2005

Net advisory fees declined from $12.0 million in the first quarter of 2005 to $10.7 million in the first quarter of 2006, a drop of 10.9%, while administrative fees increased only marginally as a result of an increase in the administrative fee margin. Total revenues for the first quarter of 2006 decreased by $1.3 million, or 10.4%, to $11.0 million from $12.3 million in the first quarter of 2005. This decrease is broadly attributable to a decline in assets under management as a result of a net outflow of funds.

Distribution and advisory costs declined by $2.3 million, or 21.5% in the first quarter of 2006 from $10.6 million in the first quarter of 2005 to $8.3 million. A 17.7% decline in payments to affiliates ($7.7 million in the first quarter of 2005 to $6.3 million in the first quarter of 2006) was augmented by a 31.6% decrease in payments to non-affiliates ($2.9 million in the first quarter of 2005 to $2.0 million in the first quarter of 2006). As a result of the overall decline in assets under management in 2005, the distribution and advisory costs decreased.

All other operating expenses rose by $0.2 million in aggregate or 6.2% in the first quarter of 2006 to $2.0 million from $1.8 million in the first quarter of 2005. Over this period, compensation expense decreased by $0.1 million from $1.1 million to $1.0 million and related party expense allocations increased only marginally. Other operating expenses rose by $0.2 million in the first quarter of 2005.

Interest income rose to $22,600 in the first quarter of 2006 from $21,965 in the first quarter of 2005 as a result of higher interest rates earned on cash balances.

In the first quarter of 2006, net income was $0.8 million as compared to a loss of $0.1 million in the first quarter of 2005. This was primarily the result of the decrease in distribution and advisory costs which exceeded the decline in total revenues.

Year ended December 31, 2005 compared to Year ended December 31, 2004

For 2005, net advisory fees declined from $47.8 million in 2004 to $47.4 million as a result of a decline in assets under management balanced by an increase in the weighted average fee basis of the assets under management. Administrative fees increased marginally from $1.4 million to $1.5 million. As a result, total revenues decreased by $0.3 million, or 0.7%, to $48.9 million from $49.2 million in 2004.

Distribution and advisory costs declined by $0.5 million, or 1.3% in 2005 from $40.9 million in 2004 to $40.4 million. A 14.9% decline in payments to affiliates ($34.4 million in 2004 to $29.3 million in 2005) was offset by an 70.8% increase in payments to non-affiliates ($6.5 million in 2004 to $11.1 million in 2005). These changes resulted from an increased proportion of assets under management by unaffiliated investment managers.

All other operating expenses rose by $25.5 million in 2005 to $32.3 million from $6.8 million in 2004, largely as a result of a $13.3 million charge for goodwill impairment and a $10.4 million charge for intangible asset impairment. Over this period, compensation expense increased by $0.8 million from $4.4 million to $5.2 million (17.6%) and related party expense allocations increased by $0.6 million from $1.9 million to $2.5 million (32.1%). Other operating expenses increased by $0.3 million to $0.8 million in 2005 from $0.5 million in 2004, an increase of 6.2%.

Interest income rose to $133,524 in 2005 from $31,140 in 2004, as a result of higher cash balances held by the company held by the company and higher interest rates earned on those balances.

Net loss for 2005 was $23.6 million as compared to net income of $1.5 million in 2004. This decline is largely attributable to the charges goodwill and intangible asset impairment.

Year ended December 31, 2004 compared to year ended December 31, 2003

In 2004, net advisory fees increased by $9.3 million from $38.5 million in 2003 to $47.8 million while administrative fees increased by $0.2 million from $1.2 million in 2003 to $1.4 million. As a result, total revenues in 2004 increased by $9.5 million, or 24.1%, to $49.2 million from $39.7 million in 2003. This increase is attributable to a growth in assets under management from positive net asset inflows and positive market appreciation.

Distribution and advisory costs increased by $7.4 million, or 22.0%, in 2004 from $33.5 million in 2003 to $40.9 million. This increase was driven by a 16.2% increase in payments to affiliates ($29.6 million in 2003 to $34.4 million in 2004) and a 66.8% increase in payments to non-affiliates ($3.9 million in 2003 to $6.5 million in 2004).

All other operating expenses rose by $1.3 million or 22.9%, in 2004 to $6.8 million from $5.5 million in 2003. Over this period, compensation expense increased by $0.5 million from $3.9 million to $4.4 million (12.6%) and related party expense allocations increased by $0.7 million from $1.2 million to $1.9 million (54.1%). Other operating expenses increased by $0.1 million from $0.4 million in 2003 to $0.5 million in 2004.

Interest income increased 52.4% in 2004 to $31,140 from $20,432 in 2003 as a result of higher average cash balances.

Net income for 2004 was $1.5 million as compared to $0.6 million in 2003. This increase is largely attributable to the increase in total revenue balanced by lower increases in operating expenses.

DIRECTOR ELECTION PROPOSAL

We are asking our shareholders to elect Russell L. Appel to serve on our Board of Directors for a three-year term of office or until his respective successor is elected and qualified. Our Board has nominated Russell L. Appel as director. Mr. Appel has agreed to serve as a director if elected.

Our nominee is currently serving as a director. The term of office of Russell Appel expires on the date of the 2006 shareholder meeting. All of our current board members have served on our board since our inception.

The persons named as proxies in the accompanying form of proxy have advised us that at the meeting they will vote for the election of Russell L. Appel, unless a contrary direction is indicated. If Russell L. Appel becomes unavailable for election to our Board of Directors for any reason, the persons named as proxies have discretionary authority to vote for one or more alternative nominees designated by our Board of Directors.

No arrangement or understanding exists between Mr. Appel and any other person or persons pursuant to which Mr. Appel was or is selected to be a director.

EXECUTIVE OFFICERS OF
HIGHBURY FOLLOWING THE ACQUISITION

Our current executive officers are, and following the acquisition will be, subject to Russell L. Appel's election, as follows:

Name	Age	Position
R. Bruce Cameron	49	Chairman of the Board
Richard S. Foote	43	President, Chief Executive Officer and Director
R. Bradley Forth	26	Executive Vice President, Chief Financial Officer and Secretary
Russell L. Appel	45	Director

R. Bruce Cameron, CFA has been our chairman of the board since our inception. Mr. Cameron has been the president and chief executive officer of Berkshire Capital Securities LLC, a New York-based investment banking firm, since its formation in May 2004. Mr. Cameron co-founded Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, in 1983 as the first independent investment bank covering the financial services industry, with a focus on investment management and capital markets firms. Mr. Cameron is responsible for the overall development and direction of the firm and is actively involved in working with the firm's major clients. Mr. Cameron heads the firm's management committee and is a frequent speaker at industry conferences and events. Mr. Cameron and his partners have advised on approximately 201 mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of more than $368 billion and aggregate transaction value in excess of $8.7 billion. Mr. Cameron is the managing member of Broad Hollow LLC, which owns 776,250 shares of our common stock and 75,000 of our units. Prior to forming Berkshire Capital Corporation, Mr. Cameron was an associate director of Paine Webber Group Inc.'s Strategic Planning Group from 1982 through 1983. At Paine Webber, Mr. Cameron executed several internal acquisitions for the company. Mr. Cameron began his career at Prudential Insurance Company from 1978 through 1980, working first in the Comptroller's Department and then in the Planning & Coordination Group. Mr. Cameron was graduated from Trinity College, where he received a B.A. in Economics, and from Harvard Business School, where he received an M.B.A. Mr. Cameron also attended the London School of Economics. Mr. Cameron is a CFA charterholder and is on the membership committee of the New York Society of Security Analysts. Mr. Cameron is a director of Capital Counsel LLC in New York City, a high net worth investment management firm he advised when it was established. Mr. Cameron is a Fellow of the Life Management Institute. He is also a past trustee of the Securities Industry Institute.

Richard S. Foote, CFA has been our president and chief executive officer and a member of our board of directors since our inception. Mr. Foote has been a managing director of Berkshire Capital Securities LLC since its formation in May 2004 and a managing director, principal and vice president of Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, since 1994. Throughout his career, Mr. Foote has specialized in providing investment banking services to the financial services industry, including mergers and acquisitions, public offerings and private placements of debt and equity securities, and negotiation and implementation of private equity capital coinvestment commitments. At Berkshire Capital Securities LLC and its predecessor, Mr. Foote has advised owners of institutional equity and fixed income managers, high net worth managers, mutual fund managers and capital markets firms in mergers and acquisitions. Mr. Foote has developed the firm's alternative investment management industry practice, with the dominant market share in mergers and acquisitions of real estate investment management and services firms and operating companies. Since 1994, Mr. Foote has advised on 26 completed mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of approximately $100 billion and aggregate transaction value of $2.0 billion. Mr. Foote is a director of Berkshire Capital and serves on its compensation committee, commitment committee and technology committee. From 1991 through 1994, Mr. Foote was a co-founder and partner of Knightsbridge Capital Partners, a partnership engaged in investment banking and merchant banking activities. From 1985 to 1991, Mr. Foote was a vice president, an associate, and an analyst in the investment banking division of PaineWebber Incorporated, primarily working on mergers, acquisitions and the issuance of equity and debt securities. Mr. Foote was graduated from Harvard College, cum laude, in 1985 with an A.B. in Economics. Mr. Foote is a CFA charterholder and a member of the CFA Institute, the New York Society of Security Analysts, the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries.

R. Bradley Forth, CFA has been our executive vice president, chief financial officer and secretary since our inception. Mr. Forth has been an associate at Berkshire Capital Securities LLC since its formation in May 2004 and an associate and analyst at Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, since 2001. Mr. Forth has specialized in merger, acquisition and valuation advisory activities for institutional investment managers, high net worth managers, multi-family offices, mutual fund managers, hedge fund of funds managers, retail brokerage firms and real estate investment management and services firms. Mr. Forth has advised on 13 mergers and acquisitions of financial services companies with aggregate transaction value of $1.1 billion. He was graduated from Duke University in 2001 with a B.S. in Economics and a B.A. in Chemistry. Mr. Forth is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.

Russell L. Appel has been a member of our board of directors since our inception. Mr. Appel is a founder and the president of The Praedium Group LLC, a private equity real estate investment firm focusing on underperforming and undervalued assets throughout North America that began operations as a part of Credit Suisse First Boston, now known as Credit Suisse. In 1991, Mr. Appel established a team at Credit Suisse to acquire distressed real estate assets for Credit Suisse's proprietary account. As a result of this group's achievements, Praedium was formed in 1994 as a third-party investment management group affiliated with Credit Suisse. Since 1991, Praedium has raised over $2 billion of equity capital in a series of private equity vehicles. The firm's clients include public and corporate pension plan sponsors, foundations, endowments, and other institutional and high net worth individual investors. In 1999, Praedium separated from Credit Suisse and presently operates as an independent investment firm. In addition to his responsibilities with Praedium, Mr. Appel ran Credit Suisse's Commercial Mortgage Finance business from 1991 to 1994, where he became a managing director. At Credit Suisse, Mr. Appel supervised the execution of numerous commercial and multi-family asset securitization and sale advisory assignments. Prior to joining Credit Suisse in 1991 and his association with Praedium, Mr. Appel was a vice president in the Real Estate Department of Goldman Sachs & Co. from 1986 to 1991. At Goldman Sachs, he was involved in real estate-related sales, financings, mergers and acquisitions and capital markets transactions. Mr. Appel holds a B.S. in Economics, magna cum laude, and an M.B.A. with distinction from the Wharton School of the University of Pennsylvania. Mr. Appel is the treasurer of the Pension Real Estate Association and serves on its board of directors.

Our board of directors has three directors and is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Russell L. Appel, will expire at our upcoming annual meeting of stockholders. The term of office of the second class of directors, consisting of R. Bruce Cameron, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Richard S. Foote, will expire at the third annual meeting. Each of our current directors has served on our board since our inception on July 13, 2005.

Independence of Directors

Highbury currently is not required to have a majority of independent directors. Highbury currently does not have, and after the acquisition, will not have, a majority of independent directors. Should Highbury decide to list on a securities exchange, it will be required to adhere to the independence requirements of that exchange.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics, which applies to all our employees.

Information Regarding our Board of Directors and its Committees

Our Board of Directors acted by written consent during fiscal 2005. Although Highbury does not have any formal policy regarding director attendance at annual stockholder meetings, Highbury will attempt to schedule its annual meetings so that all of its directors can attend. Highbury expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

Audit Committee. We are currently not an operating company and, therefore, have not established an audit committee. Our entire Board of Directors currently carries out the functions customarily undertaken by the Audit Committee.

Compensation Committee. Our entire Board of Directors currently carries out the functions customarily undertaken by the Compensation Committee.

Nominating Committee. Our Board of Directors does not have a formal policy for selection of nominees. The members of Board of Directors make recommendations on the basis of our best interests. Our Board of Directors has not utilized any third parties in the selection of nominees. No candidates have been nominated during fiscal 2005 by a stockholder holding 5% or more of our common stock.

EXECUTIVE AND DIRECTOR COMPENSATION

No executive officer has received any compensation for services rendered. No compensation of any kind, including finder's and consulting fees, will be paid by us to any of our initial stockholders, including our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations and Berkshire Capital will receive $7,500 per month for office space and general and administrative services. There is no limit on the amount of out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. If all of our directors are not deemed "independent," we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement. Our entire board of directors made decisions relating to the compensation of our executive officers described above. Since our IPO, we have reimbursed $28,743 of out-of-pocket expenses incurred by our executive officers prior to our IPO. Such expenses have been accounted for as offering expenses in connection with our IPO.

During the fiscal year ended December 31, 2005, the directors did not receive any cash compensation for their service as members of the board of directors.

AUDIT FEES

The firm of Goldstein, Golub, Kessler LLP ("GGK") acts as our principal accountant. Through September 30, 2005 GGK had a continuing relationship with American Express Tax and Business Services Inc. ("TBS"), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. ("RSM"). GGK has no full time employees and therefore, none of the audit services performed were performed by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. We did not pay any fees to GGK or RSM for services that fall under the categories "Audit Related Fees," "Tax Fees," or "All Other Fees," as such categories are defined in the rules promulgated by the Securities and Exchange Commission. The following is a summary of fees paid or to be paid to GGK and RSM for services rendered.

Fees incurred in connection with our initial public offering including related amounts totaled $42,500. In addition, as of March 31, 2006 we incurred approximately $9,644 in fees for services provided in connection with our Annual Report on Form 10-KSB and our investigation and pursuit of the transaction with the Sellers.

Pre-Approval of Fees

Our full Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In recognition of this responsibility, the Board of Directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

DIRECTORS AND EXECUTIVE OFFICERS OF
ASTON FOLLOWING THE ACQUISITION

Aston's current directors and executive officers are, and, following the acquisition, will be as follows:

Name	Age	Position
Stuart D. Bilton	59	Chairman of the Management Committee and Chief Executive Officer
Kenneth C. Anderson	42	President and Member of the Management Committee
Gerald F. Dillenburg	39	Chief Financial Officer, Chief Compliance Officer and Member of the Management Committee
Christine R. Dragon	35	Chief Administrative Officer

Stuart D. Bilton, CFA will serve as Chairman and Chief Executive Officer of Aston. In 1993, he was responsible for founding the CT&T Funds with Kenneth Anderson. These funds were later rebranded as the Alleghany Funds. Mr. Bilton has been associated with ABN AMRO Asset Management and its predecessors and/or affiliates since 1972. He served as President and Chief Executive Officer of ABN AMRO Asset Management Holdings Inc. (AAAMHI) from 2001 to 2003 and is currently the Vice Chairman of AAAMHI. Mr. Bilton was President and Chief Executive Officer of Alleghany Asset Management, Inc. prior to its acquisition by ABN AMRO. Alleghany Asset Management, Inc. was the parent company of Blairlogie Capital Management, Chicago Capital Management, Chicago Deferred Exchange Corporation, Chicago Trust Company, Montag & Caldwell, TAMRO Capital Partners and Veredus Asset Management. He is currently Chairman of the ABN AMRO Funds and is a Director of Veredus, TAMRO, River Road Asset Management, and Baldwin & Lyons, Inc. He earned a B.Sc. (Econ) from the London School of Economics in 1967 and an M.S. degree from the University of Wisconsin in 1970.

Kenneth C. Anderson, CPA will serve as President of Aston. Mr. Anderson is currently the President and Chief Executive Officer of the fund business and Executive Vice President and Director of Mutual Funds for AAAMHI. Mr. Anderson serves on the executive committee of AAMHI and the boards of Veredus Asset Management and TAMRO Capital Partners, subsidiaries of AAAMHI. He is a member of the Investment Company Institute's International and Sales Force Committees and a past Chairman of the Board of Governors for the Mutual Fund Education Alliance. Prior to launching the Alleghany Funds in 1993, Mr. Anderson specialized in the Financial Services Practice at KPMG. He received a B.B.A. degree in Accounting from Loyola University of Chicago. He holds a series 6 and 63 license with the NASD. Mr. Anderson spent six years serving as a director for his community United Way board and four years as a founding director of The Caring Place near Loyola University, a Ronald McDonald House.

Gerald F. Dillenburg, CPA will be Chief Financial Officer and Chief Compliance Officer of Aston. In this role he will be responsible for the preparation of financial statements of Aston and compliance for both Aston and the funds. Mr. Dillenburg has been with ABN AMRO Investment Fund Services, Inc. (AAIFS) and its predecessors since 1996 where he has been the Compliance Officer and Director of Operations of the ABN AMRO Funds. In addition, he is the Chief Financial Officer, Secretary and Treasurer of the Funds. He is a Senior Managing Director of AAIFS, which is the Administrator to the Funds, as well as a Senior Managing Director of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. He is a member of the Investment Company Institute's Chief Compliance Officer and Operations Committees. Prior to 1996, he was at KPMG LLP since 1989 in the audit division specializing in investment companies and mutual funds. He had just been promoted to senior manager at the time of his departure in June of 1996. He is a graduate with high honors from the University of Illinois at Champaign with a B.S. degree in Accountancy in 1989.

Christine R. Dragon will be the Chief Administrative Officer of Aston. Prior to joining Aston, Christine was with ABN AMRO Asset Management since 1993. Prior to the acquisition of Alleghany in 2001, she worked as a portfolio assistant in the equity group and then later in the money market area assisting the portfolio manager with investing funds in the short-term market. In this role she was also a back-up to the fixed income trader where she established relationship with brokers and learned the bond trading business. From 2001 to 2004 she worked in the finance area of AAAMHI, and since December, 2004 she has worked with Stuart Bilton on acquisitions and divestitures. Prior to joining AAAMHI, Christine financed her education by working at DePaul University as a project manager of the Kellstadt Center for Marketing Analysis and Planning. She earned a B.S. degree in Finance from DePaul University in 1993.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior Share Issuances

On August 1, 2005, we issued 1,500,000 shares of our common stock to the persons set forth below for an aggregate of $25,000 in cash, at an average purchase price of approximately $0.0167 per share. These shares were allocated as follows:

Name	Number of Shares	Relationship to Us
R. Bruce Cameron	150,000	Chairman of the Board
Richard S. Foote	450,000	President, Chief Executive Officer and Director
R. Bradley Forth	75,000	Executive Vice President, Chief Financial Officer and Secretary
The Hillary Appel Trust	75,000	Stockholder
The Catey Lauren Appel Trust	75,000	Stockholder
Broad Hollow LLC	675,000	Stockholder

Subsequent to the issuance of the 1,500,000 shares, we authorized a stock dividend of 0.15 shares of common stock for each outstanding share of common stock as of January 13, 2006.

We consider Messrs. Appel, Cameron, Foote and Forth to be our promoters, as such term is defined within the rules promulgated by the SEC under the Securities Act. TEP and EBC are assisting us in our efforts to consummate the acquisition without charge, however, upon consummation of the acquisition, Highbury will pay TEP and EBC up to approximately $673,333, plus accrued interest net of taxes payable, less approximately $0.11 for each share of Highbury's common stock that is converted in connection with the deferred non-accountable expense allowance. TEP and EBC may be deemed to be participants in the solicitation of proxies for the annual meeting.

The holders of the majority of these shares are entitled to make up to two demands that we register these shares and any warrants they may own, pursuant to an agreement signed on January 31, 2006. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which their shares of common stock are released from escrow on the third anniversary of the initial public offering. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to such date. We will bear the expenses incurred in connection with the filing of any such registration statements.

All of the shares of our common stock outstanding prior to the date of the prospectus for our IPO were placed in escrow with Continental Stock Transfer & Trust Company as escrow agent, and will not be released until the earliest of:

•	three years following the date of the closing of our initial public offering (January 31, 2009);

•	our liquidation; and

•
the consummation of a liquidation, merger, stock exchange, stock purchase or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, the holders of these shares are not able to sell or transfer their securities except among our initial stockholders (including upon exercise by Broad Hollow of its call options), to their spouses and children or trusts established for their benefit, by virtue of the laws of descent and distribution, upon the death of any initial stockholder or pursuant to a qualified domestic relations order but retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our initial stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of this prospectus.

If we are unable to complete a business combination and are forced to dissolve and liquidate, Richard Foote, our President, Chief Executive Officer and Director, and R. Bruce Cameron, our Chairman of the Board, have each agreed to be personally liable for ensuring that the proceeds in the trust account are not reduced by the claims of vendors for services rendered or products sold to us as well as claims of prospective target businesses for fees and expenses of third parties that we agree in writing to pay in the event we do not complete a combination with such business. However, Messrs. Foote and Cameron may not be able to satisfy those obligations. Based on Highbury's estimated debts and obligations, it is not currently expected that Mr. Foote and Mr. Cameron will have any exposure under this arrangement in the event of liquidation.

In connection with any vote required for our initial business combination, all of our initial stockholders, including all of our officers, have agreed to vote the shares of common stock owned by them, whether acquired in the private placement, the offering or the aftermarket, in same manner as the majority of the votes cast by the holders of shares of common stock issued in the IPO.

In August of 2005, we issued an aggregate of $70,000 interest-free promissory notes to our initial stockholders as follows:

Name	Principal Amount
R. Bruce Cameron	$7,000
Richard S. Foote	21,000
R. Bradley Forth	3,500
The Hillary Appel Trust	3,500
The Catey Lauren Appel Trust	3,500
Broad Hollow LLC	31,500

These notes were repaid upon consummation of our IPO on January 31, 2006.

Our initial stockholders purchased an aggregate of 166,667 units in the private placement contemporaneously with the IPO. The shares and warrants comprising such units may not be sold, assigned or transferred by them until after we consummate a business combination. Our initial stockholders have agreed to waive their right to conversion in connection with our initial business combination and to waive their right to receive any liquidation distributions with respect to such shares in the event we fail to consummate a business combination.

Conflicts of Interest

Our public stockholders should be aware of the following potential conflicts of interest:

•
Our officers and directors are not required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating management time among various business activities.

•
R. Bruce Cameron, our chairman of the board, Richard S. Foote, our president, chief executive officer and director, and R. Bradley Forth, our executive vice president, chief financial officer and secretary are employees or equity owners of Berkshire Capital Securities LLC, a registered broker-dealer that provides financial advisory services to clients in connection with mergers and acquisitions in the financial services industry. Berkshire Capital's clients may compete with us for acquisitions in the financial services industry, and Berkshire Capital may have a duty to present certain acquisition opportunities to its clients before it presents them to us.

•
Russell L. Appel, one of our directors, is the president of The Praedium Group LLC, a real estate investment firm, and he may have a duty to present certain acquisition opportunities in the real estate investment management area to Praedium or affiliated entities before he presents them to us.

•
Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by us and Aston.

•
Because our directors own shares of our common stock that will be released from escrow only if a business combination is completed and purchased shares in the private placement, that are subject to a lock-up agreement until after the consummation of our initial business combination, and as to which they have waived their conversion and liquidation distribution rights, our board may have a conflict of interest in determining whether a particular target business is appropriate for a business combination. The personal and financial interests of our directors and officers may have influenced their motivation in identifying and selecting the acquired business, and may influence their motivation in completing the acquisition in a timely manner and securing the release of their stock.

•
None of our officers, directors or initial stockholders will receive any compensation for their due diligence efforts, other than reimbursement of any out-of-pocket expenses they incur on our behalf while performing due diligence of the acquired business and other prospective target businesses. Any reimbursement of out-of-pocket expenses would occur at our discretion. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination in which it is agreed that the resulting company would assume the liability for such reimbursement. Consequently, the financial interest of our officers and directors could influence their motivation in selecting a target business and determining whether a particular business combination is in the public stockholders' best interest. Since our IPO, we have reimbursed $28,743 of out-of-pocket expenses incurred by our executive officers prior to our IPO. Such expenses have been accounted for as offering expenses in connection with our IPO.

•
Berkshire Capital has agreed that, commencing on January 25, 2006 through the consummation of our initial business combination, it will make available to us such office space and certain general and administrative services as we may require from time to time. We have agreed to pay Berkshire Capital $7,500 per month for these services. Messrs. Cameron, Foote and Forth, our key executives, are affiliated with Berkshire Capital. As a result of these affiliations, these individuals will benefit from the transaction to the extent of their interest in Berkshire Capital. However, this arrangement is solely for our benefit and is not intended to provide any of our executive officers compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Denver, Colorado metropolitan area, that the fee charged by Berkshire Capital is at least as favorable as we could have obtained from an unaffiliated third party. However, as our directors may not be deemed "independent," we did not have the benefit of disinterested directors approving this transaction.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation's line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of certain business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. For example, Messrs. Cameron and Foote, our chairman of the board, and president, chief executive officer and director, respectively, and Russell L. Appel, our director, may have preexisting fiduciary or contractual obligations that arise as a result of their affiliations with Berkshire Capital and Praedium, respectively. In addition, certain of our directors serve on the boards of various companies in the financial services industry. Conflicts of interest may arise when an officer or member of our board evaluates a particular business opportunity which, under the above-listed Delaware criteria, should be presented to us. We cannot assure you that any of these conflicts will be resolved in our favor.

In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations, each of our officers and directors has agreed in principle, until the earliest of a business combination, our liquidation or such time as he ceases to be an officer or director, to present to us for our consideration, prior to presentation to any other entity, any business opportunity which may reasonably be required to be presented to us under Delaware law, subject to any other fiduciary or contractual obligations he may have. This agreement would no longer apply after successful consummation of the acquisition of the acquired business.

The initial stockholders have agreed to waive their rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, with respect to those shares of common stock acquired by them prior to our IPO and with respect to the shares included in the 166,667 units our initial stockholders purchased in the private placement contemporaneously with the IPO. The shares and warrants included in these units are subject to a lock-up on transferability until after consummation of our initial business combination. Our initial stockholders will participate in any liquidation distribution with respect to any shares of common stock they acquired subsequent to our IPO. In connection with the vote required for the acquisition, all of our initial stockholders, including all of our officers, have agreed to vote the shares of common stock owned by them, whether acquired in the private placement, the offering or the aftermarket, in the same manner as the majority of the votes cast by the holders of shares of common stock issued in the IPO.

We will reimburse our officers and directors for any out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination. Between our IPO and March 31, 2006, our officers incurred out-of-pocket expenses of $7,527 in connection with pursuit of an initial business combination.

No compensation or fees of any kind, including finders and consulting fees, will be paid to any of our initial stockholders, officers or directors, or any of their affiliates, including Berkshire Capital and Praedium, who owned our common stock prior to our IPO other than under the general and administrative services arrangement with Berkshire Capital, for services rendered to us prior to or with respect to our initial business combination, any reimbursable out-of-pocket expenses payable to our officers and directors and as described in the following paragraph.

Broad Hollow LLC, which is the record owner of 851,250 shares of our common stock, has the right to call, on a ratable basis, up to 5% of the shares of our common stock held prior to the offering by Messrs. Cameron, Foote and Forth and the Appel trusts at a price per share of approximately $0.61, exercisable during the 30-day period following the closing of our initial business combination. If the call option is exercised, Broad Hollow, in the discretion of its managing member, may grant bonuses in cash, Broad Hollow membership interests or shares of our common stock owned by Broad Hollow to any party in connection with our initial business combination or any other acquisition made by us. This arrangement is intended to compensate those parties, if any, who participate in the due diligence, structuring and negotiation of a business combination. Broad Hollow will use its own funds to exercise the call option and grant cash bonuses, if any. We will make no payments or issue any of our shares in connection with this arrangement. Messrs. Foote and Cameron and eight other equity owners and employees of Berkshire Capital are the members of Broad Hollow. Broad Hollow is an affiliate of ours due to its ownership interest in us.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested "independent" directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will base our determination as to whether a transaction is no less favorable to us that would be available from any affiliated third parties on proposals we solicit from third parties, taking into account in addition to price the quality of the third parties and scope of the transactions described in such proposals, and our knowledge of the financial services industry.

DESCRIPTION OF HIGHBURY'S SECURITIES FOLLOWING THE ACQUISITION

Market Price and Dividend Data for Highbury Securities

Highbury consummated its IPO on January 31, 2006. In the IPO, Highbury sold 7,743,333 units. Each unit consists of one share of the Company's common stock and two redeemable common stock purchase warrants, each to purchase one share of Highbury's common stock. Highbury common stock, warrants and units are quoted on the OTCBB under the symbols HBRF, HBRFW and HBRFU, respectively. Highbury's units commenced public trading on January 25, 2006, and its common stock and warrants commenced separate public trading on March 1, 2006. The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions. Prior to January 26, 2006, there was no established public trading market for our units. Prior to March 1, 2006, there was no established public trading market for our common stock or warrants.

	Units		Common Stock		Warrants
	High	Low	High	Low	High	Low
Quarter ended
March 31, 2006	$6.75	$6.00	$5.59	$5.32	$0.66	$0.53

The closing price for each share of common stock, warrant and unit of Highbury on April 20, 2006, the last trading day before announcement of the execution of the asset purchase agreement, as amended, was $5.55, $0.65 and $6.82, respectively.

Holders

As of May 1, 2006, there was one holder of record of the units, seven holders of record of the common stock and one holder of record of the warrants. Highbury believes the beneficial holders of the units, common stock and warrants to be in excess of 25 persons each.

Dividends

Highbury has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the acquisition. It is the present intention of the board of directors to retain all earnings, if any, for use in business operations, and accordingly, the board does not anticipate declaring any dividends in the foreseeable future. The payment of any dividends will be within the discretion of the board of directors and will be contingent upon revenues and earnings, if any, capital requirements and general financial conditions.

MISCELLANEOUS

Shareholder Proposals

Any shareholder proposal intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company not later than _____________ for inclusion in our proxy statement and form of proxy for that meeting. Such proposals should be directed to the attention of Secretary, Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. If a shareholder notifies the Company in writing prior to _________________, 2007 that he or she intends to present a proposal at our 2007 Annual Meeting of Shareholders, the proxy holders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal and the proxy holder's intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxy holders may exercise their discretionary voting authority with respect to the proposal without inclusion of such discussion in the proxy statement.

Shareholder Communication with our Board

Any communications from shareholders to our Board of Directors must be addressed in writing and mailed to the attention of the Board of Directors, c/o Corporate Secretary, Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. The Corporate Secretary will compile the communications, summarize lengthy or repetitive communications and forward these communications to the directors, in accordance with the judgment of our Chairman of the Board. Any matter relating to our financial statements, accounting practices or internal controls should be addressed to Richard S. Foote.

Other Matters

We do not intend to bring before the meeting for action any matters other than those specifically referred to in this proxy statement, and we are not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the meeting, the persons named in the proxy intend to vote on any such matter in accordance with their best judgment, including any matters or motions dealing with the conduct of the meeting.

Annual Report on Form 10-KSB

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 is being mailed to each shareholder together with this proxy statement.

EXPERTS

The combined financial statements of the acquired business at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, included in this proxy statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Highbury at December 31, 2005 and for the period from July 13, 2005 (inception) to December 31, 2005, included in this proxy statement have been audited by Goldstein Golub Kessler LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Representatives of Ernst & Young LLP and Goldstein Golub Kessler LLP, will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

Highbury files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by Highbury with the SEC at the SEC public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. You may access information on Highbury at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement or incorporated in this proxy statement by reference.

If you would like additional copies of this document, or if you have questions about the acquisition, you should contact:

Richard S. Foote
Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202
Tel: (303) 357-4802

INDEX TO FINANCIAL STATEMENTS

U.S. MUTUAL FUND BUSINESS OF ABN AMRO ASSET MANAGEMENT HOLDINGS, INC.
COMBINED FINANCIAL STATEMENTS

i

HIGHBURY FINANCIAL INC.

Audited Financial Statements
Report of Independent Auditors	F-24
Balance Sheets as of January 31, 2006 and December 31, 2005	F-25
Statements of Operations for periods from July 13, 2005 (inception) to December 31, 2005, from January 1, 2006 to January 31, 2006, and from July 13, 2005 (inception) to January 31, 2006	F-26
Statements of Stockholders' Equity from December 31, 2005 to January 31, 2006	F-27
Statements of Cash Flows for periods from July 13, 2005 (inception) to December 31, 2005, from January 1, 2006 to January 31, 2006, and from July 13, 2005 (inception) to January 31, 2006	F-28
Notes to Financial Statements	F-29

Unaudited Condensed Financial Statements
Condensed Balance Sheets as of March 31, 2006 and December 31, 2005	F-35
Condensed Statements of Operations for periods from January 1, 2006 to March 31, 2006 and from July 13, 2005 (inception) to March 31, 2006	F-36
Condensed Statements of Stockholders' Equity from December 31, 2005 to March 31, 2006	F-37
Condensed Statements of Cash Flows for periods from January 1, 2006 to March 31, 2006 and from July 13, 2005 (inception) to March 31, 2006	F-38
Notes to Unaudited Condensed Financial Statements	F-39

ii

Report of Independent Auditors

The Board of Directors
ABN AMRO Asset Management Holdings, Inc.

We have audited the accompanying combined statements of financial condition of the U.S. Mutual Fund Business of ABN AMRO Asset Management Holdings, Inc. (the Business) as of December 31, 2005 and 2004, and the related combined statements of operations, changes in owner’s equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Business’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Business’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the U.S. Mutual Fund Business of ABN AMRO Asset Management Holdings, Inc. at December 31, 2005 and 2004, and the combined results of its operations, changes in its owner’s equity and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Ernst & Young LLP

Chicago, Illinois
May 25, 2006

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Financial Condition

December 31, 2005 and 2004

	2005	2004
Assets
Cash and cash equivalents	$5,239,747	$3,158,266
Advisory and administrative fees receivable	4,074,486	4,193,370
Goodwill	10,518,750	23,862,800
Other intangible assets	22,045,000	32,470,533
Other assets	1,635	3,159
Total assets	$41,879,618	$63,688,128

Liabilities and owner’s equity
Accounts payable - affiliates	$2,266,559	$2,844,195
Accrued compensation and benefits	648,625	943,836
Other accrued liabilities	954,318	478,959
Total liabilities	3,869,502	4,266,990

Owner’s equity	38,010,116	59,421,138
Total liabilities and owner’s equity	$41,879,618	$63,688,128

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Operations

Years Ended December 31, 2005, 2004, and 2003

	2005	2004	2003
Revenues
Advisory fees, net	$47,380,780	$47,808,972	$38,499,123
Administration fees	1,546,294	1,438,991	1,178,412
Total revenues	48,927,074	49,247,963	39,677,535

Operating expenses
Distribution and advisory costs:
Affiliates	29,313,775	34,426,160	29,637,704
Other	11,091,977	6,492,457	3,893,365
Total distribution and advisory costs	40,405,752	40,918,617	33,531,069

Compensation and related expenses	5,194,449	4,416,624	3,920,966
Related-party expense allocations	2,493,741	1,888,156	1,225,238
Goodwill impairment	13,344,050	-	-
Intangible asset impairment	10,425,533	-	-
Other	824,522	510,540	400,599
Total operating expenses	72,688,047	47,733,937	39,077,872

Operating income (loss)	(23,760,973)	1,514,026	599,663
Interest income	133,524	31,140	20,432
Net income (loss) before taxes	(23,627,449)	1,545,166	620,095
Income tax provision (benefit)	-	-	-
Net income (loss)	$(23,627,449)	$1,545,166	$620,095

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Changes in Owner’s Equity

December 31, 2005, 2004, and 2003

Owner’s equity at January 1, 2003	$56,681,718
Net income	620,095
Net transfers from AAAM	1,407,219
Owner’s equity at December 31, 2003	58,709,032
Net income	1,545,166
Dividends to parent	(2,500,000)
Net transfers from AAAM	1,666,940
Owner’s equity at December 31, 2004	59,421,138
Net loss	(23,627,449)
Net transfers from AAAM	2,216,427
Owner’s equity at December 31, 2005	$38,010,116

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Cash Flows

Years Ended December 31, 2005, 2004, and 2003

	2005	2004	2003
Operating activities
Net income (loss)	$(23,627,449)	$1,545,166	$620,095
Adjustments to reconcile net income (loss) to net cash flow provided by (used in) operating activities:
Goodwill impairment	13,344,050	-	-
Intangible asset impairment	10,425,533	-	-
Changes in assets and liabilities:
(Increase) decrease in advisory and administrative fees receivable	118,884	(314,046)	(486,119)
(Increase) decrease in other assets	1,524	2,797	3,657
Increase (decrease) in accounts payable - affiliates	(577,636)	56,767	582,552
Increase (decrease) in accrued compensations and benefits	(295,211)	165,019	10,526
Increase (decrease) in other accrued liabilities	475,359	(35,007)	(450,697)
Net cash flow provided by (used in) operating activities	(134,946)	1,420,696	280,014

Financing activities
Dividends paid	-	(2,500,000)	-
Transfers from AAAM, net	2,216,427	1,666,940	1,407,219
Net cash provided by (used in) operating activities	2,216,427	(833,060)	1,407,219

Net increase in cash and cash equivalents	2,081,481	587,636	1,687,233
Cash and cash equivalents at beginning of year	3,158,266	2,570,630	883,397
Cash and cash equivalents at end of year	$5,239,747	$3,158,266	$2,570,630

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
1. Basis of Presentation

The accompanying combined financial statements include the U.S. Mutual Fund Business of ABN AMRO Asset Management Holdings, Inc. (AAAM) (the Business). The principal operations of the Business relate to investment advisory, administrative and distribution services provided to certain registered investment companies comprising ABN AMRO Funds (the Funds) and a small number of managed accounts of AAAM. The Business is included in the consolidated financial statements of AAAM, a wholly owned subsidiary of ABN AMRO Asset Management Holding N.V., which is a wholly owned subsidiary of ABN AMRO Bank N.V. Pursuant to an Asset Purchase Agreement (the Agreement), dated as of April 20, 2006, AAAM and its wholly owned subsidiaries and certain other affiliated entities (ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC, and River Road Asset Management, LLC) agreed to sell the Business to Highbury Financial Inc. (Highbury) for an aggregate cash purchase price of $38.6 million. Upon completion of the sale transaction, certain members of the Business’ management and staff will join Highbury. Additionally, a newly formed subsidiary of Highbury, Aston Asset Management LLC, will become adviser to the Funds, which will be re-named the Aston Funds. AAAM and certain affiliates who are currently the advisers to the Funds will continue to provide advisory services to the Funds after completion of the sale but in a sub-advisory capacity. A senior officer of AAAM and two other individuals not involved in the Business have also agreed to join Highbury in connection with the acquisition of the Business.

The combined financial statements have been prepared from AAAM’s historical accounting records on a carve-out basis to include the historical financial position, results of operations, and cash flows applicable to the Business. The combined financial statements have been prepared as if the Business had been a stand-alone operation, though they are not necessarily representative of results had the Business operated as a stand-alone operation. Revenues, expenses, assets, and liabilities were derived from amounts associated with the Business in the AAAM financial records. The financial results include allocations of corporate expenses from AAAM and allocations of other corporate expenses from AAAM’s parent company that may be different from comparable expenses that would have been incurred if the Business operated as a stand-alone business. Allocations include amounts related to finance, occupancy, information systems, human resources, and other corporate services provided by AAAM and its parent based on percentage estimates of usage or costs incurred by the Business, which management believes represents a reasonable allocation methodology. Certain cash receipts and cash payments related to the Business were handled through AAAM and affiliate cash accounts, which are not included in the carve-out financial statements. “Net transfers from AAAM” in the combined statements of changes in owner’s equity reflects these cash transactions.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

1. Basis of Presentation (continued)

Preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported financial statement amounts and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined statements of financial condition, operations, cash flows, and owner’s equity of the Business for the years ended December 31, 2005, 2004, and 2003 have been prepared on a carve-out basis (see Note 1).

Cash and Cash Equivalents

Cash and cash equivalents represent cash in banks and investments in money market mutual funds.

Goodwill and Intangible Assets

The Business has adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (FAS 142). Intangible assets, comprising the estimated value of investment management contracts, and goodwill, included in the combined financial statements of the Business relate to the acquisition of certain AAAM affiliates including the Business. These amounts reflect management’s best estimate of a reasonable allocation to the Business of such amounts included in the financial records of AAAM. The provisions of SFAS No. 142 require that goodwill and other intangible assets with indefinite lives no longer be amortized, but instead be tested at least annually for impairment and require reporting units to be identified for the purpose of assessing potential future impairments of goodwill. The Business’ acquired intangible management contract asset related to the Funds is considered to be of an indefinite life as there is no foreseeable limit on the contract period. The Business conducts its annual testing of goodwill and intangible assets for impairment annually in the fourth quarter unless events warrant more frequent testing.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Business derives its revenues from investment advisory and administrative services provided to the Funds and a limited number of managed accounts of AAAM. Based on the terms of the advisory and administrative agreements, as a stated percentage of assets under management, advisory and administrative fees are recognized in revenue in the period such services are performed. Expense reimbursements to certain of the Funds in accordance with agreements are reported as an offset to investment advisory fees. Such reimbursements totaled $2,106,263, $2,126,553, and $2,337,713 in 2005, 2004, and 2003, respectively.

Distribution and Advisory Costs

Included in distribution and advisory costs in the accompanying financial statements are fees paid to AAAM and its affiliates and other nonaffiliated entities pursuant to contracts related to the management and distribution of the Funds and managed account assets. Such costs are recorded in the period incurred.

Income Taxes

The Business is a component of AAAM and as such was a component of the consolidated income tax return of AAAM or an affiliate of AAAM for the years presented in these financial statements. However, for the purpose of the preparation of these financial statements, the Business is considered a stand-alone entity, and any required provision for federal and state income taxes has been determined accordingly. The provision for federal and state income taxes is comprised of two components, current and deferred income taxes. Deferred tax assets and liabilities are determined based on temporary differences between the financial and tax reporting bases of assets and liabilities and are measured using currently enacted rates and laws. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.

Fair Value of Financial Instruments

The carrying value of financial assets and liabilities included in the accompanying combined statements of financial condition approximate fair values due to their short-term nature.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

3. Goodwill and Intangible Assets

Goodwill and intangible assets at December 31, 2005 and 2004, included in the accompanying combined statements of financial condition are shown net of accumulated amortization of $1,553,200 and $2,113,467 recorded prior to 2002 and the adoption of FAS 142. Impairment charges of approximately $10.4 million of intangible assets and $13.3 million of goodwill were recorded by the Business in 2005 in accordance with FAS 142 based on assessments of declines in assets in the Funds and unfavorable investment performance trends. The sale of the Business and the related sale price provided an objective measure of the value of the Business as of December 31, 2005, and the estimate of goodwill and intangible asset impairment was derived relative to this value. No impairment of goodwill or intangibles was determined to be required for periods prior to 2005.

4. Distribution and Advisory Costs

Distribution and advisory costs in the accompanying combined statement of operations consist of the following:

	Years Ended December 31
	2005	2004	2003
Advisory costs:
AAAM affiliates	$28,666,296	$29,602,273	$24,955,320
Third party sub-advisers	2,541,836	1,819,916	1,312,058
Total advisory costs	31,208,132	31,422,189	26,267,378

Distribution costs:
AAAM affiliates	647,479	4,823,887	4,682,384
Nonaffiliates	8,550,141	4,672,541	2,581,307
Total distribution costs	9,197,620	9,496,428	7,263,691
Total distribution and advisory costs	$40,405,752	$40,918,617	$33,531,069

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

5. Income Taxes

A reconciliation of the differences between the total income tax provision (benefit) and the amounts computed at the statutory federal tax rate of 35% for the years ended December 31, 2005, 2004, and 2003 is as follows:

	Years Ended December 31
	2005	2004	2003
Income tax provision (benefit) at statutory federal income tax rate	$(8,269,608)	$540,808	$217,033
Increase (decrease) in taxes resulting from:
State income taxes, net of federal benefit	(1,181,372)	77,258	31,005
Valuation allowance adjustment	9,450,980	(618,066)	(248,038)
Provision for income taxes	$-	$-	$-

The current and deferred portion of the total provision for income taxes above was $0 for each of the respective years.

The components of the net deferred tax balances as of December 31, 2005 and 2004, are as follows:

	2005	2004
Deferred tax assets:
Net operating loss carryforwards	$6,560,728	$5,020,085
Goodwill and intangibles	3,107,833	-
Other	36,654	34,150
Less valuation allowance	(9,705,215)	(254,235)
Deferred tax asset, net of valuation allowance	-	4,800,000

Deferred tax liabilities:
Goodwill and intangibles	-	4,800,000
Net deferred taxes	$-	$-

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

5. Income Taxes (continued)

The need for a valuation allowance to reduce federal and state deferred tax assets and net operating losses has been determined as if the Business was a stand-alone entity. As such, management believes it is more likely than not that these items will not be realized.

6. Benefit Plans

Pension Plans

ABN AMRO Bank sponsors a noncontributory, defined-benefit pension plan covering substantially all U.S. salaried employees. Assets held by the plan consist primarily of shares of registered investment companies and pooled trust funds. The allocated expense of the Business totaled $158,252, $184,799, and $125,552 for the years ended December 31, 2005, 2004, and 2003, respectively.

Profit-Sharing and Savings Plan

ABN AMRO Bank sponsors a profit-sharing and savings plan under Section 401(k) of the Internal Revenue Code, covering substantially all U.S. salaried employees. Under the plan, employee contributions are partially matched by the respective ABN AMRO Bank subsidiary. In addition, the respective ABN AMRO Bank subsidiary may allocate a portion of its net profits to employees’ accounts in the plan. The allocated expense of the Business totaled $135,344, $186,598, and $221,785 for the years ended December 31, 2005, 2004, and 2003, respectively.

Group Welfare Plan

ABN AMRO Bank provides welfare and life insurance benefits to substantially all U.S. salaried employees and their dependents. The amount charged to expense includes welfare benefits paid to participants, net of participant contributions, and administrative costs. Life insurance premiums paid to insurance companies are recognized as an expense when paid. The allocated expense of the Business totaled $201,441, $233,458, and $207,356 for the years ended December 31, 2005, 2004, and 2003.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements (continued)

7. Related-Party Transactions

In the ordinary course of business, the Business has transactions with AAAM and its affiliates. The payments made to affiliated entities, which provide advisory and distribution services to certain mutual funds and separate account assets of AAAM are included under the caption “Distribution and advisory costs” in the accompanying combined statements of operations. In addition, affiliated entities provide human resources, office space, data processing, accounting, operational, and other support services to the Business. The cost of these services is included under the caption “Related-party expense allocations” in the accompanying combined statements of operations. Payables to affiliates related to distribution, advisory or other services provided to the Business are included in Accounts payable - affiliates in the accompanying combined statements of financial condition.

.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Financial Condition

	March 31	December 31
	2006	2005
	(Unaudited)
Assets
Cash and cash equivalents	$5,596,066	$5,239,747
Advisory and administrative fees receivable	3,820,248	4,074,486
Goodwill	10,518,750	10,518,750
Other intangible assets	22,045,000	22,045,000
Other assets	1,635	1,635
Total assets	$41,981,699	$41,879,618

Liabilities and owner’s equity
Accounts payable - affiliates	$2,404,388	$2,266,559
Accrued compensation and benefits	337,618	648,625
Other accrued liabilities	1,014,692	954,318
Total liabilities	3,756,698	3,869,502

Owner’s equity	38,225,001	38,010,116
Total liabilities and owner’s equity	$41,981,699	$41,879,618

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Operations
(Unaudited)

Three Months Ended March 31, 2006 and 2005

	2006	2005
Revenues
Advisory fees, net	$10,674,645	$11,980,270
Administration fees	357,937	327,757
Total revenues	11,032,582	12,308,027

Operating expenses
Distribution and advisory costs:
Affiliates	6,315,868	7,670,670
Other	1,981,608	2,895,300
Total distribution and advisory costs	8,297,476	10,565,970

Compensation and related expenses	966,376	1,078,185
Related party expense allocations	638,014	628,256
Other operating expenses	353,729	138,225
Total operating expenses	10,255,595	12,410,636

Operating income (loss)	776,987	(102,609)
Interest income	22,600	21,965
Net income (loss) before taxes	799,587	(80,644)
Income tax provision (benefit)	-	-
Net income (loss)	$799,587	$(80,644)

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Changes in Owner’s Equity
(Unaudited)

Three Months Ended March 31, 2006 and 2005

Owner’s equity at January 1, 2005	$59,421,138
Net income	(80,644)
Net transfers from AAAM	362,777
Owner’s equity at March 31, 2005	$59,703,271

Owner’s equity at January 1, 2006	$38,010,116
Net income	799,587
Net transfers to AAAM	(584,702)
Owner’s equity at March 31, 2006	$38,225,001

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Combined Statements of Cash Flows
(Unaudited)

Three Months Ended March 31, 2006 and 2005

	2006	2005
Operating activities
Net income (loss)	$799,587	$(80,644)
Adjustments to reconcile net income (loss) to net cash flow provided by (used in) operating activities:
Changes in assets and liabilities:
(Increase) decrease in advisory and administrative fees receivable	254,238	(119,611)
(Increase) decrease in other assets	-	914
Increase (decrease) in accounts payable - affiliates	137,829	(252,842)
Increase (decrease) in accrued compensations and benefits	(311,007)	(597,671)
Increase (decrease) in other accrued liabilities	60,374	612,347
Net cash flow provided by (used in) operating activities	941,021	(437,507)

Financing activities
Transfers (to) from AAAM, net	(584,702)	362,777
Net cash provided by (used in) operating activities	(584,702)	362,777

Net increase in cash and cash equivalents	356,319	(74,730)
Cash and cash equivalents at beginning of year	5,239,747	3,158,266
Cash and cash equivalents at end of year	$5,696,066	$3,083,536

See accompanying notes.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

1. Basis of Presentation

The accompanying combined financial statements include the U.S. Mutual Fund Business of ABN AMRO Asset Management Holdings, Inc. (AAAM) (the Business). The principal operations of the Business relate to investment advisory, administrative and distribution services provided to certain registered investment companies comprising ABN AMRO Funds (the Funds) and a small number of managed accounts of AAAM. The Business is included in the consolidated financial statements of AAAM, a wholly owned subsidiary of ABN AMRO Asset Management Holding N.V., which is a wholly owned subsidiary of ABN AMRO Bank N.V. Pursuant to an Asset Purchase Agreement (the Agreement), dated as of April 20, 2006, AAAM and its wholly-owned subsidiaries and certain other affiliated entities (ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC and River Road Asset Management, LLC) agreed to sell the Business to Highbury Financial Inc. (Highbury) for an aggregate cash purchase price of $38.6 million. Upon completion of the sale transaction, certain members of the Business’ management and staff will join Highbury. Additionally, a newly formed subsidiary of Highbury, Aston Asset Management LLC, will become adviser to the Funds, which will be re-named the Aston Funds. AAAM and certain affiliates who are currently the advisers to the Funds will continue to provide advisory services to the Funds after completion of the sale but in a sub-advisory capacity. A senior officer of AAAM and two other individuals not involved in the Business have also agreed to join Highbury in connection with the acquisition of the Business.

The combined financial statements have been prepared from AAAM’s historical accounting records on a carve-out basis to include the historical financial position, results of operations and cash flows applicable to the Business. The combined financial statements have been prepared as if the Business had been a stand-alone operation, though they are not necessarily representative of results had the Business operated as a stand-alone operation. Revenues, expenses, assets and liabilities were derived from amounts associated with the Business in the AAAM financial records. The financial results include allocations of corporate expenses from AAAM and allocations of other corporate expenses from AAAM’s parent company that may be different from comparable expenses that would have been incurred if the Business operated as a stand-alone business. Allocations include amounts related to finance, occupancy, information systems, human resources and other corporate services provided by AAAM and its parent based on percentage estimates of usage or costs incurred by the Business, which management believes represents a reasonable allocation methodology. Certain cash receipts and cash payments related to the Business were handled through AAAM and affiliate cash accounts, which are not included in the carve-out financial statements. “Net transfers from AAAM” in the combined statements of changes in owner’s equity reflects these cash transactions.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

1. Basis of Presentation (continued)

Preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported financial statement amounts and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined statements of financial condition, operations, cash flows and owner's equity of the Business for the three months ended March 31, 2006 and 2005 have been prepared on a carve-out basis (see Note 1).

Cash and Cash Equivalents

Cash and cash equivalents represent cash in banks and investments in money market mutual funds.

Goodwill and Intangible Assets

The Business has adopted the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets” (FAS 142). Intangible assets, comprising the estimated value of investment management contracts, and goodwill, included in the combined financial statements of the Business relate to the acquisition of certain AAAM affiliates including the Business. These amounts reflect management’s best estimate of a reasonable allocation to the Business of such amounts included in the financial records of AAAM. The provisions of SFAS No. 142 require that goodwill and other intangible assets with indefinite lives no longer be amortized, but instead be tested at least annually for impairment and require reporting units to be identified for the purpose of assessing potential future impairments of goodwill. The Business’ acquired intangible management

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

contract asset related to the Funds is considered to be of an indefinite life as there is no foreseeable limit on the contract period. The Business conducts its annual testing of goodwill and intangible assets for impairment annually in the fourth quarter, unless events warrant more frequent testing.

Revenue Recognition

The Business derives its revenues from investment advisory and administrative services provided to the Funds and a limited number of managed accounts of AAAM. Based on the terms of the advisory and administrative agreements, as a stated percentage of assets under management, advisory and administrative fees are recognized in revenue in the period such services are performed. Expense reimbursements to certain of the Funds in accordance with agreements are reported as an offset to investment advisory fees. Such reimbursements totaled $566,061 and $536,600 for the three months ended March 31, 2006 and March 31, 2005, respectively.

Distribution and Advisory Costs

Included in distribution and advisory costs in the accompanying financial statements are fees paid to AAAM and its affiliates and other non-affiliated entities pursuant to contracts related to the management and distribution of the Funds and managed account assets. Such costs are recorded in the period incurred.

Income Taxes

The Business is a component of AAAM, and as such was a component of the consolidated income tax return of AAAM, or an affiliate of AAAM, for the periods presented in these financial statements. However, for the purpose of the preparation of these financial statements, the Business is considered a stand-alone entity and any required provision for federal and state income taxes has been determined accordingly. The provision for federal and state income taxes is comprised of two components, current and deferred income taxes. Deferred tax assets and liabilities are determined based on temporary differences between the financial and tax reporting bases of assets and liabilities and are measured using currently enacted rates and laws. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The carrying value of financial assets and liabilities included in the accompanying combined statements of financial condition approximate fair values due to their short-term nature.

3. Goodwill and Intangible Assets

Goodwill and intangible assets at March 31, 2006 and December 31, 2005 included in the accompanying combined statements of financial condition are shown net of accumulated amortization of $1,553,200 and $2,113,467 recorded prior to 2002 and the adoption of FAS 142. Impairment charges of approximately $10.4 million of intangible assets and $13.3 million of goodwill were recorded by the Business in 2005 in accordance with FAS 142 based on assessments of declines in assets in the Funds and unfavorable investment performance trends. The sale of the Business and the related sale price provided an objective measure of the value of the Business as of December 31, 2005 and the estimate of goodwill and intangible asset impairment was derived relative to this value. No impairment of goodwill or intangibles was determined to be required for periods prior to 2005.

4. Distribution and Advisory Costs

Distribution and advisory costs in the accompanying combined statement of operations consist of the following:

	Three Months Ended March 31
	2006	2005
Advisory costs:
AAAM affiliates	$6,144,486	$7,503,854
Third party sub-advisers	700,318	571,822
Total advisory costs	6,844,804	8,075,676

Distribution costs:
AAAM affiliates	171,382	166,816
Non-affiliates	1,281,290	2,323,478
Total distribution costs	1,452,672	2,490,294
Total distribution and advisory costs	$8,297,476	$10,565,970

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

5. Income Taxes

A reconciliation of the differences between the total income tax provision (benefit) and the amounts computed at the statutory federal tax rate of 35% for the three month periods ended March 31, 2006 and 2005, is as follows:

	2006	2005
Income tax provision (benefit) at statutory federal income tax rate	$279,855	$(28,225)
Increase (decrease) in taxes resulting from:
State income taxes, net of federal benefit	39,979	(4,032)
Valuation allowance adjustment	(319,834)	32,257
Provision for income taxes	$-	$-

The current and deferred portion of the total provision for income taxes was $0 for each of the respective periods.

The components of the net deferred tax balances as of March 31, 2006 and December 31, 2005, are as follows:

	March 31 2006	December 31 2005
Deferred tax assets:
Net operating loss carryforwards	$6,677,547	$6,560,728
Goodwill and intangibles	2,707,833	3,107,833
Other	-	36,654
Less valuation allowance	(9,385,380)	(9,705,215)
Net deferred taxes	$-	$-

The need for a valuation allowance to reduce federal and state deferred tax assets and net operating losses has been determined as if the Business was a stand-alone entity. As such, management believes it is more likely than not that these items will not be realized.

U.S. Mutual Fund Business of
ABN AMRO Asset Management Holdings, Inc.

Notes to Combined Financial Statements
(Unaudited)

6. Benefit Plans

Pension Plans

ABN AMRO Bank sponsors a non-contributory defined benefit pension plan covering substantially all U.S. salaried employees. Assets held by the plan consist primarily of shares of registered investment companies and pooled trust funds. The allocated expense of the Business totaled $26,545 and $68,946 for the three months ended March 31, 2006 and 2005, respectively.

Profit Sharing and Savings Plan

ABN AMRO Bank sponsors a profit sharing and savings plan under Section 401(k) of the Internal Revenue Code, covering substantially all U.S. salaried employees. Under the plan, employee contributions are partially matched by the respective ABN AMRO Bank subsidiary. In addition, the respective ABN AMRO Bank subsidiary may allocate a portion of its net profits to employees’ accounts in the plan. The allocated expense of the Business totaled $41,957 and $46,134 for the three months ended March 31, 2006 and 2005, respectively.

Group Welfare Plan

ABN AMRO Bank provides welfare and life insurance benefits to substantially all U.S. salaried employees and their dependents. The amount charged to expense includes welfare benefits paid to participants, net of participant contributions, and administrative costs. Life insurance premiums paid to insurance companies are recognized as an expense when paid. The allocated expense of the Business totaled $36,112 and $63,192 for the three months ended March 31, 2006 and 2005, respectively.

7. Related Party Transactions

In the ordinary course of business, the Business has transactions with AAAM and its affiliates. The payments made to affiliated entities, which provide advisory and distribution services to certain mutual funds and separate account assets of AAAM are included under the caption “Distribution and advisory costs” in the accompanying combined statements of operations. In addition, affiliated entities provide human resources, office space, data processing, accounting, operational, and other support services to the Business. The cost of these services is included under the caption related party expense allocations in the accompanying combined statements of operations. Payables to affiliates related to distribution, advisory or other services provided to the Business are included in Accounts payable - affiliates in the accompanying combined statements of financial condition.

Highbury Financial Inc.
(a company in the development stage)

Financial Statements

For the Periods from July 13, 2005 (inception) to January 31, 2006 and from January 1, 2006 to January 31, 2006
and from July 13, 2005 (inception) to December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Highbury Financial Inc.

We have audited the accompanying balance sheets of Highbury Financial Inc. (a company in the development stage) as of January 31, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity and cash flows for the periods from July 13, 2005 (inception) to January 31, 2006, January 1, 2006 to January 31, 2006 and July 13, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highbury Financial Inc. as of January 31, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from July 13, 2005 (inception) to January 31, 2006, January 1, 2006 to January 31, 2006 and July 13, 2005 (inception) to December 31, 2005, in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

January 31, 2006, except for the third paragraph of Note 2,
as to which the date is February 3, 2006

Highbury Financial Inc.
(a company in the development stage)

Balance Sheets

	January 31, 2006	December 31, 2005

Current assets
Cash	$1,300,109	$36,902
Cash in Trust Fund (Note 1)	37,542,667	—
Prepaid expenses	148,869	—
Total current assets	38,991,645	36,902

Deferred registration costs	—	483,492

Total assets	$38,991,645	$520,394

Current liabilities
Accounts payable and accrued expenses	$261,637	$427,846
Notes payable, stockholders (Note 3)	—	70,000
Deferred underwriting fees	673,333	—
Total current liabilities	934,970	497,846

Common stock, subject to possible conversion,
1,346,666 shares at conversion value (Note 1)	7,508,530	—

Stockholders' equity (Notes 1, 2, 4, 5, 6, 7)
Preferred stock, $.0001 par value, authorized 1,000,000
shares; none issued	—	—
Common stock, $.0001 par value, authorized 50,000,000
shares; issued and outstanding 8,625,000 shares
(which includes 1,346,666 subject to possible conversion)
and 1,725,000, respectively	863	173
Additional paid-in capital	30,552,667	24,827
Deficit accumulated during the development stage	(5,385)	(2,452)
Total stockholders' equity	30,548,145	22,548

Total liabilities and stockholders' equity	$38,991,645	$520,394

See notes to financial statements

Highbury Financial Inc.
(a company in the development stage)

Statements of Operations

			Period from
	Period from	Period from	July 13, 2005
	July 13, 2005	January 1, 2006	(inception)
	(inception) to January 31, 2006	to January 31, 2006	to December 31, 2005

Expenses
Formation costs	$(456)	$—	$(456)
Franchise taxes	(1,996)	—	(1,996)
D&O insurance	(1,481)	(1,481)	—
Administrative fees	(1,452)	(1,452)	—
Net loss for the period	$(5,385)	$(2,933)	$(2,452)

Weighted average shares outstanding, basic and diluted	1,928,941	3,060,484	1,725,000

Net loss per share, basic and diluted	$(0.00)	$(0.00)	$(0.00)

See notes to financial statements

Highbury Financial Inc.
(a company in the development stage)

Statements of Stockholders' Equity

			Additional	Deficit Accumulated
	Common Stock		Paid-In	During the
	Shares	Amount	Capital	Development Phase	Total

Sale of 1,725,000 shares of common stock to
initial stockholders on August 1, 2005
at $0.0145 per share (Note 7)	1,725,000	$173	$24,827	$—	$25,000

Net loss for the period				(2,452)	(2,452)

Balance at December 31, 2005	1,725,000	$173	$24,827	$(2,452)	$22,548

Sale of 166,667 units in a private placement	166,667	17	999,985	—	1,000,002

Sale of 6,733,333 units, net of underwriters'
discount and offering expenses (includes
1,346,666 shares subject to possible conversion)	6,733,333	673	37,036,285	—	37,036,958

Proceeds subject to possible conversion of
1,346,666 shares	—	—	(7,508,530)	—	(7,508,530)

Proceeds from issuance of option	—	—	100	—	100

Net loss for the period	—	—	—	(2,933)	(2,933)

Balance at January 31, 2006	8,625,000	$863	$30,552,667	$(5,385)	$30,548,145

See notes to financial statements

Highbury Financial Inc.
(a company in the development stage)

Statements of Cash Flows

	Period from	Period from	Period from
	July 13, 2005	January 1, 2006	July 13, 2005
	(inception) to	to	(inception) to
	January 31, 2006	January 31, 2006	December 31, 2005

Cash flows from operating activities
Net loss for the period	$(5,385)	$(2,933)	$(2,452)
Increase in prepaid expenses	(12,600)	(12,600)	—
Increase in accrued expenses	5,385	2,933	2,452
Net cash used in operating activities	(12,600)	(12,600)	—

Cash flows from investing activities
Cash held in trust fund	(37,542,667)	(37,542,667)	—
Net cash used in investing activities	(37,542,667)	(37,542,667)	—

Cash flows from financing activities
Proceeds from sale of shares of common stock	41,425,000	41,400,000	25,000
Proceeds from issuance of option	100	100	—
Proceeds from notes payable, stockholders	70,000	—	70,000
Payments of notes payable, stockholders	(70,000)	(70,000)	—
Payment of costs of public offering	(2,569,724)	(2,511,626)	(58,098)
Net cash from financing activities	38,855,375	38,818,474	36,902

Net increase in cash	1,300,109	1,263,207	36,902
Cash at beginning of period	—	36,902	—
Cash at end of period	$1,300,109	$1,300,109	$36,902

Supplemental schedule of non-cash financing activities:
Accrual of costs of public offering	$119,983	$46,707	$425,394
Accrual of deferred underwriting fees	$673,333	$673,333	$—

See notes to financial statements

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

1. Summary of Significant Accounting Policies

Organization and Business Operations

Highbury Financial Inc. (the "Company") was incorporated in Delaware on July 13, 2005 as a blank check company whose objective is to acquire, or acquire control of, one or more operating businesses in the financial services industry that may provide significant opportunities for growth, with a particular focus on investment management and securities firms.

All activity from July 13, 2005 (inception) through January 31, 2006 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company's initial public offering ("Offering") was declared effective January 25, 2006. The Company consummated the Offering on January 31, 2006. Immediately preceding the Offering, all of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company (the “Initial Stockholders”) purchased an aggregate of 166,667 units from the Company in a private placement (the “Private Placement”). The units sold in the Private Placement were identical to the units sold in the Offering, but the purchasers in the Private Placement have waived their rights to conversion and receipt of distribution on liquidation in the event the Company does not complete a business combination (as described below). The Company received proceeds from the Private Placement and the Offering, net of the underwriters’ discount, of approximately $38,037,000 (Note 2).

The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering and the Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a business combination, or series of business combinations, with an operating business in the financial services industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $37,542,667 of the net proceeds of the Offering and the Private Placement, including approximately $673,333 which will be paid to the underwriters of the Offering if a business combination is consummated (net of approximately $0.12 for each share of common stock converted in connection with the Business Combination as described below) but which will be forfeited if a business combination is not consummated, is being held in an interest-bearing trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

The Initial Stockholders, have agreed to vote their 1,725,000 founding shares of common stock (Note 7) as well as the 166,667 shares of common stock included in the units they purchased in the Private Placement in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per-share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying January 31, 2006 balance sheet.

The Company's Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For financial statement purposes, the Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash in bank deposit accounts in the United States of America which, at times, may exceed applicable insurance limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Deferred Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset aggregating approximately $834 and $1,831 at December 31, 2005 and January 31, 2006, respectively, for the tax effect of net operating loss carryforwards and temporary differences. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 31, 2005 and January 31, 2006. The net operating loss carryforward at January 31, 2006 amounts to approximately $5,385 and expires in 2026.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

Income (Loss) Per Common Share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The effect of the 13,466,666 outstanding warrants issued in connection with the initial public offering, the 333,334 outstanding warrants issued in connection with the private placement and the 336,667 units included in the underwriters purchase option has not been considered in diluted loss per share calculations since the effect of such warrants and options would be antidilutive.

Deferred Registration Costs

Deferred registration costs consist of legal, accounting and other fees incurred through the balance sheet data that are related to the Offering and that have been charged to capital upon the consummation of the Offering.

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company is required to adopt SFAS 123(R) effective January 1, 2006.  The Company does not believe that the adoption of SFAS No. 123(R) will have a significant impact on its financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Initial Public Offering

On January 26, 2006, the Company sold 6,733,333 units ("Units") in the Offering. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two redeemable common stock purchase warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable, at the Company's option, at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with the Offering, the Company paid the underwriters an underwriting discount of approximately 5.2% of the gross proceeds of the Offering.

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

In connection with this Offering, the Company issued an option, for $100, to the underwriters to purchase 336,667 Units at an exercise price of $7.50 per Unit. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of this option is approximately $423,000 ($1.26 per Unit) using a Black-Scholes option pricing model. The fair value of the option granted to the Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 29.0%, (2) risk-free interest rate of 4.34% and (3) expected life of four years. The option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. In addition, the warrants underlying such Units are exercisable at $6.25 per share.

In connection with this Offering, the Company issued an option, pursuant to underwriting agreement, to the underwriters to purchase up to an additional 1,010,000 units from the Company for $6.00 with an underwriting discount of $0.31 per unit. On February 3, 2006, the underwriters exercised their overallotment option and an additional 1,010,000 Units were sold, generating gross proceeds of $6,060,000. Additional net proceeds of approximately $5,746,900 were placed in the Trust Account.

3. Notes Payable, Stockholders

The Company issued unsecured promissory notes in the aggregate amount of $70,000 to all of its Initial Stockholders. The notes were non-interest-bearing and were repaid immediately following the consummation of the Offering from the net proceeds of such Offering.

4. Commitments

The Company presently occupies office space provided by an affiliate of four Initial Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on January 26, 2006. The statement of operations for the period ended January 31, 2006 includes $1,452 related to this agreement.

In connection with the Offering, the Company has agreed to pay the underwriters upon completion of its initial business combination approximately $673,333, plus accrued interest on such amount, net of taxes payable, less approximately $0.12 for each share of common stock that the Public Stockholders elect to convert in connection with the Company’s initial business combination. The Company has recorded the deferred underwriting fees payable to the underwriters as an expense of the public offering resulting in a charge directly to stockholders' equity.

Pursuant to letter agreements dated January 25, 2006 with the Company and the underwriters, the Initial Stockholders have waived their rights to participate in any liquidation distribution occurring upon our failure to complete a business combination, with respect to those shares of common stock acquired by them prior to the Offering and with respect to the shares included in the 166,667 units they purchased in the Private Placement.

Highbury Financial Inc.
(a company in the development stage)

Notes to Financial Statements

The Initial Stockholders will be entitled to registration rights with respect to their founding shares and the shares they purchased in the private placement pursuant to an agreement signed on January 25, 2006. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the effective date of the Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Offering.

The Company has also agreed to pay the fees and issue the securities to the underwriters in the Offering as described above in Note 2.

5. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6. Common Stock

At January 31, 2006, 14,810,001 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.

7. Stock Dividend

Effective January 13, 2006, the Company's Board of Directors authorized a stock dividend of 0.15 shares of common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect this transaction.

Highbury Financial Inc.
(a company in the development stage)

Condensed Balance Sheets

	March 31, 2006	December 31, 2005
	(unaudited)
Current assets:
Cash	$1,023,035	$36,902
Cash in Trust Account (Notes 2, 4)	43,600,025	-
Prepaid expenses	131,463	-
Total current assets	44,754,523	36,902

Deferred registration costs (Note 2)	-	483,492
Deferred acquisition costs (Note 2)	260,586	-
Deferred income taxes (Notes 2, 8)	52,303	-

Total assets	$45,067,412	$520,394

Current liabilities:
Accounts payable and accrued expenses	$315,241	$427,846
Income taxes payable	109,498	-
Deferred underwriting fees (Note 6)	673,333	-
Deferred investment income (Note 2)	65,955	-
Notes payable, stockholders (Note 7)	-	70,000
Total current liabilities	1,164,027	497,846

Common stock, subject to possible conversion,
1,548,666 shares at conversion value (Note 2)	8,657,910	-

Stockholders' equity (Notes 2, 3, 4, 5, 6, 9):
Preferred stock, $.0001 par value, authorized 1,000,000
shares; none issued	-	-
Common stock, $.0001 par value, authorized 50,000,000
shares; issued and outstanding 9,635,000 shares
(which includes 1,548,666 subject to possible conversion)
and 1,725,000, respectively	964	173
Additional paid-in capital	35,149,808	24,827
Income (deficit) accumulated during the development stage	94,703	(2,452)
Total stockholders' equity	35,245,475	22,548

Total liabilities and stockholders' equity	$45,067,412	$520,394

See Notes to unaudited condensed financial statements

Highbury Financial Inc.
(a company in the development stage)

Condensed Statements of Operations

	Period from	Period from
	July 13, 2005	January 1, 2006
	(inception) to	to
	March 31, 2006	March 31, 2006
	(unaudited)	(unaudited)
Operating expenses:
Professional fees	$(32,315)	$(32,315)
D&O insurance	(16,787)	(16,787)
Administrative fees	(16,452)	(16,452)
Franchise taxes	(16,958)	(14,962)
Travel and entertainment	(7,051)	(7,051)
Other expenses	(3,042)	(2,586)
Total expenses	(92,605)	(90,153)
Operating income	(92,605)	(90,153)

Non-operating income:
Investment income	244,503	244,503
Total non-operating income	244,503	244,503

Income before provision for income taxes	151,898	154,350

Provision for income taxes (Note 8):
Current	(109,498)	(109,498)
Deferred	52,303	52,303
Net income for the period	$94,703	$97,155

Weighted average shares outstanding, basic and diluted	3,641,398	7,345,000

Net income per share, basic and diluted	$0.03	$0.01

See Notes to unaudited condensed financial statements

Highbury Financial Inc.
(a company in the development stage)

Condensed Statements of Stockholders' Equity

				Income (Deficit)
			Additional	Accumulated
	Common Stock		Paid-In	During the
	Shares	Amount	Capital	Development Phase	Total

Sale of 1,725,000 shares of common stock to
initial stockholders on August 1, 2005
at $0.0145 per share (Note 5)	1,725,000	$173	$24,827	$-	$25,000

Net loss for the period	-	-	-	(2,452)	(2,452)

Balance at December 31, 2005	1,725,000	$173	$24,827	$(2,452)	$22,548

Unaudited:

Sale of 166,667 units in a private placement	166,667	17	999,985	-	1,000,002

Sale of 7,743,333 units, net of underwriters’
discount and offering expenses (includes
1,548,666 shares subject to possible conversion)	7,743,333	774	42,782,806	-	42,783,580

Proceeds subject to possible conversion of
1,548,666 shares	-	-	(8,657,910)	-	(8,657,910)

Proceeds from issuance of option	-	-	100	-	100

Net income for the period	-	-	-	97,155	97,155

Balance at March 31, 2006	9,635,000	$964	$35,149,808	$94,703	$35,245,475

See Notes to unaudited condensed financial statements

Highbury Financial Inc.
(a company in the development stage)

Condensed Statements of Cash Flows

	Period from	Period from
	July 13, 2005	January 1, 2006
	(inception) to	to
	March 31, 2006	March 31, 2006
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income for the period	$94,703	$97,155

Adjustments to reconcile net income to
net cash used in operating activities:
Deferred taxes	(52,303)	(52,303)

Changes in operating assets and liabilities:
Increase in trust account	(310,458)	(310,458)
Increase in prepaid expenses	(131,463)	(131,463)
Increase in accrued expenses	54,655	52,203
Increase in deferred interest	65,955	65,955
Increase in income taxes payable	109,498	109,498
Net cash used in operating activities	(169,413)	(169,413)

Cash flows from investing activities:
Cash held in trust fund	(43,289,567)	(43,289,567)
Net cash used in investing activities	(43,289,567)	(43,289,567)

Cash flows from financing activities:
Proceeds from sale of shares of common stock	47,485,000	47,460,000
Proceeds from issuance of option	100	100
Proceeds from notes payable, stockholders	70,000	-
Payments of notes payable, stockholders	(70,000)	(70,000)
Payment of costs of public offering	(3,003,085)	(2,944,987)
Net cash provided by financing activities	44,482,015	44,445,113

Net increase in cash	1,023,035	986,133
Cash at beginning of period	-	36,902
Cash at end of period	$1,023,035	$1,023,035

Supplemental schedule of non-cash financing activities:
Accrual of costs of acquisition	$260,586	$260,586
Accrual of deferred underwriting fees	$673,333	$673,333

Supplemental disclosure of cash flow information:
Cash paid for taxes	$2,146	$2,146

See Notes to unaudited condensed financial statements

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Note 1. Basis of Presentation

The financial statements at March 31, 2006, for the three months ended March 31, 2006 and for the period from July 13, 2005 (inception) to March 31, 2006 are unaudited and include the accounts of Highbury Financial Inc. (a corporation in the development stage) (“the Company”).

In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of the Company as of March 31, 2006 and the results of its operations and its cash flows for the three months ended March 31, 2006 and the period from July 13, 2005 to March 31, 2006. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full year. The accompanying December 31, 2005 balance sheet has been derived from the audited financial statements. The Company has selected December 31 as its fiscal year end.

The statements and related notes have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations.

Note 2. Organization and Business Operations

Highbury Financial Inc. was incorporated in Delaware on July 13, 2005 as a blank check company whose objective is to acquire, or acquire control of, one or more operating businesses in the financial services industry that may provide significant opportunities for growth, with a particular focus on investment management and securities firms.

The registration statement for the Company's initial public offering ("Offering") was declared effective January 25, 2006. The Company consummated the Offering, including full exercise of the over-allotment option, on January 31, 2006 and February 3, 2006, respectively. Immediately preceding the Offering, all of the Company's stockholders prior to the Offering (the “Initial Stockholders”), including all of the officers and directors of the Company, purchased an aggregate of 166,667 units from the Company in a private placement (the “Private Placement”). The units sold in the Private Placement were identical to the units sold in the Offering, but the purchasers in the Private Placement have waived their rights to conversion and their rights to receipt of distribution on liquidation in the event the Company does not complete a business combination (as described below). The Company received proceeds from the Private Placement and the Offering, net of the underwriters’ discount and commissions and offering expenses, of approximately $43,783,582 (Note 3).

The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering and the Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a business combination, or series of business combinations, with an operating business or businesses in the financial services industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $43,289,567 of the net proceeds of the Offering and the Private Placement, including approximately $673,333 which will be paid to the underwriters of the Offering if a business combination is consummated (net of approximately $0.12 for each share of common stock converted in connection with the Business Combination as described below) but which will be forfeited if a business combination is not consummated, is being held in an interest-bearing trust account ("Trust

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

The Initial Stockholders, have agreed to vote their 1,725,000 founding shares of common stock (Note 5) as well as the 166,667 shares of common stock included in the units they purchased in the Private Placement in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, net of taxes payable, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding up to 20% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per-share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (20% of the amount originally placed in the Trust Account, excluding the portion relating to the deferred underwriting fees) has been classified as common stock subject to possible conversion in the accompanying March 31, 2006 balance sheet and 20% of the interest earned on the Trust Account, gross of taxes payable, has been recorded as deferred investment income.

The Company’s Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (July 31, 2007), or 24 months from the consummation of the Offering (January 31, 2008) if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering, and general and administrative expenses incurred prior to the liquidation event and since no value would be attributed to the Warrants contained in the Units sold (see Note 3).

Deferred Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. Because the Company is currently in the development stage, many of its expenses are not currently deductible for income tax purposes. A valuation allowance may be established when necessary to reduce deferred tax assets to the amount expected to be realized.

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Income Per Common Share

Income per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. The effect of the 15,486,666 outstanding warrants issued in connection with the Offering and the 333,334 outstanding warrants issued in connection with the Private Placement has not been considered in diluted income per share calculations since the warrants cannot be exercised until the later of the completion of the Company’s initial Business Combination and January 25, 2007. Furthermore, the effect of the 336,667 units included in the underwriters purchase option has not been considered in diluted income per share calculations since the option is out-of-the money based on the Company’s weighted average common stock price for the period.

Deferred Registration Costs

Deferred registration costs consist of legal, accounting and other fees incurred through the balance sheet date that were related to the Offering and that were charged to capital upon the consummation of the Offering.

Deferred Acquisition Costs

Deferred acquisition costs consist of legal, accounting and other fees incurred through the balance sheet date that are related to the acquisition of the U.S. mutual fund business of ABN AMRO Asset Management Holdings, Inc. (see Note 9). These costs will be included in the cost of the acquisition if the business combination is consummated or expensed if it is not.

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company adopted SFAS 123(R) effective January 1, 2006. The adoption of SFAS No. 123(R) did not have a significant impact on the Company’s financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3. Initial Public Offering

The Company sold 7,910,000 units ("Units") in the Private Placement and the Offering, which included all of the 1,010,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two redeemable common stock purchase warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Offering (January 25, 2007) and expiring four years from the effective date of the Offering (January 25, 2010). The Warrants will be redeemable, at the Company's option, at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. Separate trading of the Common Stock and Warrants underlying the Company’s Units commenced on February 21, 2006.

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

In connection with this Offering, the Company issued an option, for $100, to the underwriters to purchase 336,667 Units at an exercise price of $7.50 per Unit. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of this option is approximately $423,000 ($1.26 per Unit) using a Black-Scholes option pricing model. The fair value of the option granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 29.0%, (2) risk-free interest rate of 4.34% and (3) expected life of four years. The option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. In addition, the warrants underlying such Units are exercisable at $6.25 per share.

Note 4. Investments Held in Trust

Investments held in trust at March 31, 2006 consist of: (i) a zero coupon United States Treasury Bill with a face value of $6,570,000 purchased at a discount of 98.895% due May 11, 2006 and carried on the Company’s financial statements at $6,538,584; (ii) a zero coupon United States Treasury Bill with a face value of $6,640,000 purchased at a discount of 97.837% due August 3, 2006 and carried on the Company’s financial statements at $6,538,342; and (iii) money market obligations in the aggregate of $30,523,099.

There were no investments held in trust at December 31, 2005.

Note 5. Stockholders’ Equity

Common Stock

The Company’s initial stockholders purchased 1,500,000 common shares for $25,000 on August 1, 2005. On January 13, 2006, the Board of Directors authorized a stock dividend of 0.15 shares of common stock for each share of common stock outstanding, bringing the initial outstanding shares to 1,725,000. All references in the accompanying financial statements to the number of shares of stock outstanding have been retroactively restated to reflect the stock dividend.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock, par value $.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of March 31, 2006, no shares of preferred stock have been issued.

Common Stock Commitments

At March 31, 2006, 15,820,000 shares of common stock were reserved for issuance upon exercise of redeemable Warrants and 1,010,001 shares of common stock were reserved for issuance upon exercise of the underwriters' unit purchase option.

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Note 6. Commitments

The Company presently occupies office space provided by an affiliate of four Initial Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on January 26, 2006. The statement of operations for the period ended March 31, 2006 includes $16,452 related to this agreement.

In connection with the Offering, the Company has agreed to pay the underwriters upon completion of its initial Business Combination approximately $673,333, plus accrued interest on such amount, net of taxes payable, less approximately $0.12 for each share of common stock that the Public Stockholders elect to convert in connection with the Company’s initial Business Combination. The Company has recorded the deferred underwriting fees payable to the underwriters as an expense of the public offering resulting in a charge directly to stockholders' equity. The interest earned on the deferred underwriting fees held in the Trust Account, gross of taxes payable, has been recorded as deferred investment income.

Pursuant to letter agreements dated January 25, 2006 with the Company and the underwriters, the Initial Stockholders have waived their rights to participate in any liquidation distribution occurring upon our failure to complete a business combination, with respect to those shares of common stock acquired by them prior to the Offering and with respect to the shares included in the 166,667 units they purchased in the Private Placement.

The Initial Stockholders are entitled to registration rights with respect to the shares of common stock and warrants of the Company owned by them. The holders of the majority of the founding shares are entitled to make up to two demands that the Company register these shares and any other warrants or shares of the Company owned by them (excluding the shares purchased in the Private Placement) at any time commencing on the date the founding shares are released from escrow. In addition, the Initial Stockholders have certain "piggy-back" registration rights with respect to such securities on registration statements filed subsequent to the date the founding shares are released from escrow. The holders of a majority of the units purchased in the Private Placement are entitled to make up to two demands that the Company register the shares, warrants and shares underlying the warrants comprising such units at any time commencing on the date the Company consummates a Business Combination. In addition, the Initial Stockholders have certain "piggy-back" registration rights with respect to such securities on registration statements filed subsequent to the date the Company consummates a Business Combination. The Company will bear the expenses incurred in connection with the filing of any of the foregoing registration statements.

The founding shares have been placed in escrow until the earliest of: (1) January 25, 2009; (2) the Company's liquidation; and (3) the consummation of a liquidation, merger or stock exchange, stock purchase or other similar transaction which results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a Business Combination with a target business. During the escrow period, the Initial Stockholders may not sell or transfer their founding shares except among the Initial Stockholders (including upon exercise by Broad Hollow of its call options), to their spouses and children or trusts established for their benefit, by virtue of the laws of decent and distribution, upon the death of any Initial Stockholder or pursuant to a qualified domestic relations order but retain all other rights as stockholders, including, without limitation, the right to vote their shares and receive cash dividends, if declared.  In addition, the units purchased by the Initial Stockholders in the Private Placement and the shares and warrants comprising such units may not be sold, assigned or transferred by the Initial Stockholders until after the consummation of a Business Combination.

The Company also paid fees and issued securities to the underwriters in the Offering as described above in Note 3.

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Note 7. Notes Payable, Stockholders

The Company issued unsecured promissory notes in the aggregate amount of $70,000 to all of its Initial Stockholders. The notes were non-interest-bearing and were repaid immediately following the consummation of the Offering from the net proceeds of such Offering.

Note 8. Income Taxes

The provision for income taxes for the period ended March 31, 2006 consists of the following:

Current
Federal	$95,817
State	13,681
Deferred
Federal	(45,768)
State	(6,535)
$57,195

The total provision for income taxes differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes for the period ended March 31, 2006 is as follows:

Statutory federal income tax rate	34.0%
State tax net of federal benefit	3.1
Effective income tax rate	37.1%

The tax effect of temporary differences that give rise to the net deferred tax asset is as follows:

	March 31, 2006	December 31, 2005
Interest income deferred for reporting purposes	$24,440	$—
Expenses deferred for income tax purposes	28,772	909
Valuation allowance	(909)	(909)
Net deferred tax asset	$52,303	$—
During 2006, the Company began to generate taxable income and therefore is no longer recording a valuation allowance against the remaining deferred tax assets.

Note 9. Recent Developments

On April 20, 2006 the Company and Aston Asset Management LLC, a newly formed Delaware limited liability company (“Aston”, and together with Highbury “the Highbury Entities”), entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with ABN AMRO Asset Management Holdings, Inc. (“AAAMHI”), ABN AMRO Investment Fund Services, Inc. (“AAIFS”), ABN AMRO Asset Management, Inc., (“AAAMI”), Montag & Caldwell, Inc., (“Montag”), Tamro Capital Partners LLC, (“TAMRO”), Veredus Asset Management LLC, (“Veredus”), and River Road Asset Management, LLC, (“River Road” and together with AAAMHI, AAIFS, AAAMI, Montag, TAMRO and Veredus individually referred to as a “Seller” and collectively as “Sellers”). Pursuant to the Asset Purchase Agreement, and subject to the satisfaction of the conditions set forth therein, the Highbury Entities will acquire substantially all of the Sellers’ business of providing investment advisory, administration, distribution and related services to the U.S. mutual funds (the “Target Funds”) specified in the Asset Purchase Agreement (collectively, the “Business”). In connection with the consummation of the sale of the Business (the “Closing”), Aston will enter into agreements with each of the Sellers that currently manage the Target Funds pursuant to which each such Seller will act as a sub-advisor to the applicable Target Fund. Pursuant to the Asset Purchase Agreement the Sellers have agreed not to terminate these agreements for a period of five years following the consummation of the sale of the Business.

HIGHBURY FINANCIAL INC.
(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

Pursuant to the Asset Purchase Agreement, at the Closing the Highbury Entities will pay $38.6 million in cash to AAAMHI. On the second anniversary of the date of the Closing, the Asset Purchase Agreement provides for a contingent adjustment payment in cash as follows: in the event the annualized investment advisory fee revenue generated under investment advisory contracts between Aston and the Sellers applicable to the Target Funds for the six months prior to the second anniversary of the date of the Closing (“Target Revenue”) (x) exceeds $41.8 million, the Highbury Entities will pay to AAAMHI the difference between the Target Revenue and $41.8 million, up to a total aggregate payment of $3.8 million, or (y) is less than $34.2 million, AAAMHI will pay to the Highbury Entities the difference between the $34.2 million and the Target Revenue, up to a total aggregate payment of $3.8 million.

The sale of the Business currently is expected to be consummated in the second half of 2006, after receipt of requisite approvals from (i) our stockholders, (ii) the stockholders of the Target Funds and (iii) the trustees of the Target Funds. The trustees of the Target Funds voted to approve the sale of the Business on May 9, 2006.

ANNEX A

ASSET PURCHASE AGREEMENT

By and Among

HIGHBURY FINANCIAL INC.,

ASTON ASSET MANAGEMENT LLC

and

ABN AMRO ASSET MANAGEMENT HOLDINGS, INC.,

ABN AMRO INVESTMENT FUND SERVICES, INC.,

ABN AMRO ASSET MANAGEMENT, INC.,

MONTAG & CALDWELL, INC.,

TAMRO CAPITAL PARTNERS LLC,

VEREDUS ASSET MANAGEMENT LLC

and

RIVER ROAD ASSET MANAGEMENT, LLC

April 20, 2006

Exhibit A-1	Target Funds
Exhibit A-2	Separately Managed Accounts
Exhibit A-3	Excluded Funds
Exhibit B	Bill of Sale; Assignment and Assumption Agreement
Exhibit C	Sub-Advisory License Agreement
Exhibit D	Officer Certificate of Sellers
Exhibit E	Secretary Certificate of Sellers
Exhibit F	Officer Certificate of Purchaser
Exhibit G	Secretary Certificate of Purchaser
Exhibit H	Transition Services Agreement
Exhibit I	Form of New Sub-Advisory Agreement
Exhibit J	Legal Opinion of Sonnenschein Nath & Rosenthal LLP
Exhibit K	Legal Opinion of Bingham McCutchen LLP
Exhibit L	Fund Financial Statements and Most Recent Statements of Business
Exhibit M	Investment Advisory Contract
Schedule 1.1	Acquired Assets
Schedule 1.2	Excluded Assets
Schedule 1.3	Assumed Liabilities
Schedule 1.4	Purchase Price Wire Transfer Instructions
Schedule 1.5	Permitted Liens
Schedule 1.7	Sellers’ Closing Deliveries
Schedule 1.8	Purchaser’s Closing Deliveries
Schedule 2.1	No Violation
Schedule 2.2	Fund Contracts
Schedule 2.5	Financial Statements
Schedule 2.6	Proprietary Rights
Schedule 2.7	Title; Sufficiency of Assets
Schedule 2.8	Litigation
Schedule 2.9	Consents and Approvals
Schedule 2.10	Contracts
Schedule 2.11	Absence of Undisclosed Liabilities
Schedule 2.13	Tax Matters
Schedule 2.14	Conduct of Business Since Date of Most Recent Statement of Business
Schedule 2.15	Affiliate Transactions
Schedule 3.3	Consents and Approvals of Purchaser
Schedule 4.2(j)	Designated Employees
Schedule 4.13(a)	Non-Compete Payments
Schedule 4.13(b)	Designated Employee Payments
Schedule 5.3(a)	Retained Names and Marks
Schedule 5.5	Non-Solicitation
Schedule 5.6(b)	Additional Sub-Advisor Investments
Schedule 5.7	Seed Money
Schedule 8.1(d)	Consents
Schedule 9.17	Economic Terms of Investment Advisory Contracts and Investment Subadvisory Contracts

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of April 20, 2006 (the “Effective Date”), is made by and among Highbury Financial Inc., a Delaware corporation, and Aston Asset Management LLC, a Delaware limited liability company (collectively, the “Purchaser”), ABN AMRO Asset Management Holdings, Inc., a Delaware corporation (“AAAMHI”), ABN AMRO Investment Fund Services, Inc., a Delaware corporation (“AAIFS”), ABN AMRO Asset Management, Inc., an Illinois corporation (“AAAMI”), Montag & Caldwell, Inc., a Georgia corporation (“Montag”), Tamro Capital Partners LLC, a Delaware limited liability company (“TAMRO”), Veredus Asset Management LLC, a Kentucky limited liability company (“Veredus”), and River Road Asset Management, LLC, a Delaware limited liability company (“River Road” and together with AAAMHI, AAIFS, AAAMI, Montag, TAMRO and Veredus individually referred to as a “Seller” and collectively as “Sellers”). Except as otherwise defined, capitalized terms herein have their respective meanings set forth in Section 9.17.

R E C I T A L S

WHEREAS, Sellers are engaged in the business of providing investment advisory, administration, distribution and related services to the Target Funds and to the Separately Managed Accounts (collectively, the “Business”) and own certain assets and rights used in connection with the conduct of the Business;

WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, in each case upon the terms and subject to the conditions set forth in this Agreement and in compliance with Section 15(f) of the 1940 Act, the Acquired Assets (the “Acquisition”);

WHEREAS, the applicable board of directors or managers of Sellers and where applicable the shareholders or members of each Seller have each approved this Agreement and the transactions contemplated hereby and have determined that this Agreement and such transactions are advisable and in the best interests of Sellers and their shareholders;

WHEREAS, the Board of Directors of Purchaser has approved this Agreement and the transactions contemplated hereby and has determined that this Agreement and such transactions are advisable and in the best interests of Purchaser and its shareholders;

WHEREAS, the Parties hereto desire to make certain representations, warranties, covenants and agreements in connection with this Agreement;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, the Parties have entered into a Transition Services Agreement, attached hereto as Exhibit H, which shall by its terms become effective upon the Effective Date; and

WHEREAS, each Seller is willing to agree not to engage in certain activities following the consummation of the transactions contemplated hereby or to take certain other actions in connection therewith;

NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1. PURCHASE AND SALE OF ASSETS AND ASSUMPTION OF LIABILITIES.

1.1 Purchase and Sale of Assets.

Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Sellers shall sell, convey, transfer, assign and deliver to Purchaser, free and clear of any Liens, and Purchaser shall purchase, acquire and accept from Sellers, all right, title and interest in and to each of the Acquired Assets (the “Purchase and Sale”).

1.2 Excluded Assets.

It is understood and agreed that Purchaser shall not acquire from Sellers, and Sellers shall retain ownership of, all right, title and interest in and to each of the Excluded Assets.

1.3 Assumption of Liabilities.

Effective as of the Closing, Purchaser shall assume, and shall become liable for, the Assumed Liabilities. At the Closing, Purchaser and Sellers shall execute and deliver an assignment and assumption agreement and such other documents as may be necessary in respect of Purchaser’s assumption of the Assumed Liabilities reasonably satisfactory in form and substance to counsel for Sellers and Purchaser. Sellers represent, warrant, covenant and agree with and to Purchaser that, with the exception of the Assumed Liabilities, Purchaser shall not assume any debts, obligations or liabilities, direct or indirect, contingent or otherwise, of any nature whatsoever of any Seller, the Targeted Funds, or their respective Subsidiaries or Affiliates, whether in connection with any of the Acquired Assets, the Business or otherwise, and Sellers shall retain ownership of and responsibility for all such debts, obligations and liabilities.

1.4 Purchase Price.

Subject to the terms and conditions set forth herein, Purchaser shall pay to AAAMHI at the Closing in cash an aggregate amount equal to $38,600,000 (the “Purchase Price”) by wire transfer of immediately available funds, which amount shall be paid to the account set forth on Schedule 1.4.

1.5 Contingent Adjustment Amount.

(a) Not more than ten (10) business days after the Calculation Date, Purchaser shall deliver to AAAMHI a statement setting forth Purchaser’s good faith determination of the Calculation Date Revenue based on Purchaser’s books and records and other information then available (the “Purchaser Calculation Statement”). During the thirty (30) day period following delivery to AAAMHI of the Purchaser Calculation Statement, Purchaser shall give the Sellers and any accountants and authorized representatives of Sellers access at all reasonable times to the properties, books, records and personnel of the Business to the extent necessary to enable the Sellers to prepare, review and resolve any disputes relating to the calculation of the Calculation Date Revenue.

(b) If AAAMHI disagrees in good faith with Purchaser’s determination of the Calculation Date Revenue, AAAMHI shall, within thirty (30) days after receipt of the Purchaser Calculation Statement, notify Purchaser in writing of such disagreement (a “Disagreement Notice”), and Purchaser and AAAMHI thereafter shall negotiate in good faith to resolve any such disagreements. If Purchaser and AAAMHI are unable to resolve any such disagreements within thirty (30) days after AAAMHI delivers the Disagreement Notice, Purchaser and AAAMHI shall submit the dispute to the Independent Accounting Firm for resolution. The resolution of such disagreements and the determination of the Calculation Date Revenue by the Independent Accounting Firm shall be final and binding on Purchaser and Sellers. The first date upon which the Calculation Date Revenue has been definitively determined pursuant to this Section 1.5 shall be referred to herein as the “Resolution Date.” Fees and expenses of the Independent Accounting Firm shall be paid as follows: (i) to the extent the Independent Accounting Firm’s determination of the Calculation Date Revenue is less than 103% of the Calculation Date Revenue set forth in the Purchaser Calculation Statement, the fees shall be borne by AAAMHI; (ii) to the extent the Independent Accounting Firm’s calculated Contingent Adjustment Amount is at least 103% but not greater than 107% of the Calculation Date Revenue as reflected in the Purchaser Calculation Statement, the fees shall be equally split between Purchaser and AAAMHI; and (iii) to the extent the Independent Accounting Firm’s calculated Contingent Adjustment Amount is 107% or more of the Calculation Date Revenue as reflected in the Purchaser Calculation Statement, the fees shall be paid by Purchaser. If Purchaser does not receive a Disagreement Notice within thirty (30) days of delivery of the Purchaser Calculation Statement, then the determination of the Calculation Date Revenue set forth in the Purchaser Calculation Statement shall be final.

(c) If the Calculation Date Revenue is within $3,800,000 (the “TR Allowance”) of the Target Revenue, then the Contingent Adjustment Amount shall equal zero. If the Calculation Date Revenue is more than the Target Revenue by an amount greater than the TR Allowance, then Purchaser shall, within five (5) business days after the Resolution Date, pay to AAAMHI, in immediately available funds, an amount equal to the lesser of (1) the positive difference of (x) the Calculation Date Revenue minus (y) the sum of the Target Revenue and the TR Allowance and (2) the Purchaser Cap Amount. If the Calculation Date Revenue is less than the Target Revenue by an amount greater than the TR Allowance, then AAAMHI shall, within five (5) business days after the Resolution Date, pay to Purchaser, in immediately available funds, an amount equal to the lesser of (1) the positive difference of (x) the Target Revenue minus (y) the sum of the Calculation Date Revenue and the TR Allowance and (2) the Seller Cap Amount.

(d) From the Closing Date to the Calculation Date, Purchaser, without AAAMHI’s prior written consent, which shall not be unreasonably withheld or delayed, shall not sponsor or make a proposal to the trustees or shareholder of any Target Fund to take any of the following actions, if doing so would be reasonably likely to materially reduce the Contingent Adjustment Amount payable by the Purchaser to AAAMHI: (i) change the fees assessed under the Investment Subadvisory Contracts; (ii) take any action primarily aimed at artificially decreasing the Calculation Date Revenue including, without limitation, by shifting revenues out of the Determination Period; (iii) directly or indirectly sell or transfer the Business or a material portion of the Acquired Assets outside of the ordinary course of business; or (iv) merge or dissolve any Target Fund; provided that Purchaser may propose to merge any Target Fund with another Target Fund; provided that the foregoing shall in no way limit the discretion of the trustees to take any action inconsistent with any of the forgoing sections or to otherwise act in a manner consistent with their fiduciary duties; provided further that nothing herein shall preclude the Purchaser from taking, or refraining to take, any action to the extent that Purchaser is specifically required to do so by the board of trustees of a Target Fund based upon the Board of Trustee’s independent determination which was not the result of any solicitation, proposal, request, encouragement or recommendation made by Purchaser or any of its employees, Affiliates, agents or advisors. Purchaser may, at any time in its sole discretion, pay to AAAMHI the Purchaser Cap Amount whereupon, notwithstanding any other provision of this Section 1.5 (or, after the first anniversary of the Closing Date, Section 5.8), Purchaser and Sellers shall be released from (1) the obligations set forth in this Section 1.5 (and, after the first anniversary of the Closing Date Section 5.8), (2) any and all liability with respect to any previous non-compliance with such provisions, and (3) any obligation then existing or thereafter arising to pay any Contingent Adjustment Amount.

(e) To the extent that the board of trustees of any of the Target Funds elects to take an action which results in the occurrence of an event (a “Fund Change”) described in Section 1.5(d)(i)-(iv) above with respect to any of the Target Funds, Purchaser shall provide AAAMHI prompt written notice thereof, and AAAMHI and Purchaser hereto agree to negotiate in good faith the calculation (the “Amended Calculation”) for determining the Contingent Adjustment Amount to make such equitable adjustments as are appropriate to take into account such Fund Change. To the extent AAAMHI and Purchaser are unable to agree on the Amended Calculation within sixty (60) days after written notice was delivered by Purchaser regarding such Fund Change, AAAMHI and Purchaser agree to submit such determination to binding arbitration in Cook County, Illinois, in accordance with the then-prevailing Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by such arbitration may be entered in any court having jurisdiction. The Parties shall appoint one arbitrator (the “Arbitrator”). If the Parties cannot agree on the appointment of the Arbitrator within two (2) business days of the nomination by AAAMHI of an Arbitrator, then such Arbitrator shall be appointed pursuant to the International Arbitration Rules of the American Arbitration Association, but in no event shall the appointment of an Arbitrator take longer than five (5) business days after AAAMHI’s nomination of an Arbitrator. As soon as the Arbitrator has been appointed, a hearing date shall be set within ten (10) business days thereafter. Written submittals shall be presented and exchanged by the Parties five (5) days before the hearing date. At such time, the Parties also shall exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrator shall make his/her determination within ten (10) days after the hearing. The fees and expenses of the Arbitrator shall be split evenly between Purchaser and AAAMHI, and each Party will bear the fees and expenses of its own attorneys and experts.

1.6 Closing.

Consummation of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Sonnenschein Nath & Rosenthal LLP, 7800 Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606-6404, at 5:00 p.m., local time, on the last business day of the month in which all of the conditions set forth in Sections 8.1 and 8.2 have been either satisfied or waived, or at such other time and place and on such other date as Purchaser and Sellers shall agree (the “Closing Date”).

1.7 Sellers’ Closing Deliveries.

Subject to the conditions set forth in this Agreement, at the Closing, simultaneous with Purchaser’s deliveries hereunder, Sellers shall deliver or cause to be delivered to Purchaser all of the documents and instruments set forth on Schedule 1.7, all in form and substance reasonably satisfactory to Purchaser and its counsel.

1.8 Purchaser’s Closing Deliveries.

Subject to the conditions set forth in this Agreement, at the Closing, simultaneous with Sellers’ deliveries hereunder, Purchaser shall deliver or cause to be delivered to Sellers all of the documents and instruments set forth on Schedule 1.8, all in form and substance reasonably satisfactory to Sellers and their counsel.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF SELLER.

AAAMHI and AAIFS, jointly and severally with respect to each other and each of the other Sellers, and each other Seller, severally but not jointly, hereby represent and warrant to Purchaser the following as of the Effective Date and as of the Closing (provided that a particular representation or warranty shall be deemed to be qualified by a particular item of disclosure set forth in the Schedules only if, and to the extent that, (i) the disclosure is set forth or incorporated by reference in the Schedule having the number corresponding to the subsection containing the representation or warranty being qualified or (ii) the applicability of such disclosure to the subsection containing the representation or warranty being qualified is reasonably apparent on its face):

2.1 Corporate Organization; Capitalization; No Violation.

(a) Seller is a corporation or limited liability company (as applicable) duly organized, validly existing and in good standing under the Laws of the applicable state of its organization and in each other jurisdiction except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect. Seller has all requisite corporate power and authority to (i) own, operate and lease its assets and to carry on the Business as currently conducted, (ii) make, execute and deliver this Agreement and the Transaction Documents to which it is a party, and (iii) perform all of its obligations to be performed by it hereunder and thereunder.

(b) All of the issued and outstanding stock of AAIFS, AAAMI, and Montag is owned by AAAMHI. All of the issued and outstanding capital membership interests of TAMRO are owned by AAAMHI. Of the issued and outstanding membership interests of Veredus, 50% of such interest is owned by AAAMHI and 50% is held by Persons who are or were employees of Veredus. Of the issued and outstanding membership interests of River Road, 45% of such interest is owned by AAAMHI and 55% of such interest is held by Persons who are or were employees of River Road.

(c) Except as set forth on Schedule 2.1, the execution, delivery and performance by Seller of this Agreement and the Transaction Documents to which it is a party does not and will not conflict with or result in any violation of, or constitute a breach or default under (or an event that with notice or lapse of time or both would become a default under): (i) any term of the charter documents, bylaws or other organizational documents of Seller, and (ii) except as individually or in the aggregate could not be considered material to the Business (A) any note, bond, mortgage, indenture, loan or indebtedness for borrowed money of Seller, (B) any agreement, permit or other instrument to which Seller is subject, or (C) any Law of any Governmental Entity to which Seller is subject.

2.2 ABN AMRO Funds; Target Funds.

(a) ABN AMRO Funds is an open-end management investment company duly registered under the 1940 Act and duly recognized, validly existing and in good standing as a Delaware business trust and has full power, right and authority to own its properties and to carry on its business as it is now conducted, and is qualified to do business in each jurisdiction where it is required to do so under applicable Laws.

(b) Each Target Fund as to which Seller is an investment advisor is a duly established series of ABN AMRO Funds.

(c) No Target Fund as to which Seller is an investment advisor is in default in performing, observing or fulfilling the terms or conditions of its declaration of trust or bylaws and these documents are in full force and effect.

(d) The shares of each Target Fund as to which Seller is an investment advisor outstanding at any time (i) have been issued and sold in compliance with requirements of Law in all material respects, (ii) are qualified for public offering and sale in each jurisdiction where offers are made to the extent required pursuant to the requirements of Law, and (iii) have been duly authorized and validly issued and are fully paid and, to the extent applicable, non-assessable.

(e) Set forth in Exhibit A-1 opposite each Target Fund as to which Seller is an investment advisor is the (i) authorized shares as of October 31, 2005 (the “Capitalization Date”), (ii) par value, and (iii) shares that were issued and outstanding (the “Fund Shares”) as of the Capitalization Date. Fund Shares represent the only authorized capital stock of the Target Funds as of the Capitalization Date and issued and outstanding as of the Capitalization Date.

(f) No Seller or any “affiliated person” (as such term is defined in the 1940 Act) of Seller or the Target Funds receives or is entitled to receive any compensation directly or indirectly (i) from any Person in connection with the purchase or sale of securities or other property to, from or on behalf of any of the Target Funds, other than bona fide ordinary compensation as principal underwriter for the Target Funds or as broker in connection with the purchase or sale of securities in compliance with Section 17(e) of the 1940 Act or (ii) from the Target Funds or its shareholders for other than bona fide investment advisory, administrative or other services.

(g) Seller has delivered or made available to the Purchaser copies of the following documents (“Fund Contracts”) in effect as of the date of this Agreement, each of which is listed in Schedule 2.2:

(i)
each advisor agreement in effect and related to the Target Funds as to which Seller is an investment advisor (“Existing Investment Advisor Agreements”) or sub-advisor agreement in effect and related to Target Funds (the “Subadvisory Agreements”);

(ii)
the custody agreements, transfer agent agreements, accounting services agreements, shareholder services agreements, administrative service and similar agreements by which a Target Fund is bound or under which it receives services;

(iii)	the prospectuses, statement of additional information and similar selling or offering documents distributed in connection with offering interests in a Target Fund;

(iv)	the declarations and all amendments thereto, the bylaws and all amendments thereto, and other organizational documents of a Target Fund; and

(v)
any other agreements, contracts and commitments material to a Target Fund’s business or operations, except for documents relating to the purchase of specific portfolio investments by or for a Target Fund.

Except as disclosed in Schedule 2.2, there does not exist under any Fund Contract relating to any Target Fund as to which Seller is an Investment Advisor, an event of default or event or condition that, after notice or lapse of time or both, would constitute an event of default under it on the part of Seller or any of its Affiliates, the Target Fund party to it, or, to Seller’s Knowledge, on the part of any other party to it (except for defaults, events or conditions that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect).

(h) To the Knowledge of Sellers, each Existing Investment Advisor Agreement and Subadvisory Agreement relating to any Target Fund or to which Seller is an Investment Advisor which is subject to Section 15 of the 1940 Act has been duly approved at all times and is in compliance in all material respects with Section 15 of the 1940 Act and all other applicable Laws. Each such Existing Investment Advisor Agreement and Subadvisory Agreement has been performed by Sellers in accordance with the 1940 Act and all other applicable Laws, except for such failures of performance which, individually or in the aggregate, have not had or could not reasonably be expected to have a Material Adverse Effect.

(i) A copy of each distribution plan adopted by the board of trustees of the ABN AMRO Funds under Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) with respect to each of the Target Funds as to which Seller is an Investment Advisor has been made available to Purchaser, and all distribution payments since January 1, 2002 have been made in compliance with the related Rule 12b-1 Plan in all material respects and in conformity with applicable Law in all material respects. Any payments for distribution or shareholder servicing activities in excess of the amounts provided under the Rule 12b-1 Plans (“Revenue Sharing Payments”) have been paid by Seller or its Affiliates out of their past profits or other available sources. No Revenue Sharing Payments are obligations of or have been borne by any of the Target Funds as to which Seller is an Investment Advisor.

(j) Since January 1, 2002, each Target Fund as to which Seller is an Investment Advisor has filed the prospectuses, annual information forms, registration statements, proxy statements, financial statements, other forms, reports, advertisements and other documents required to be filed with applicable regulatory authorities, except where the failure to file could not reasonably be expected to have a Material Adverse Effect. These documents were prepared in accordance with applicable Law in all material respects.

(k) Each Target Fund as to which Seller is an investment advisor is, and since January 1, 2002 has been, in compliance in all material respects with its respective investment objectives and policies.

(l) Each Target Fund as to which Seller is an investment advisor has (i) duly adopted written policies and procedures required by Rule 38a-1 under the 1940 Act and (ii) designated and approved an appropriate chief compliance officer in accordance with such rule. All such policies and procedures comply in all material respects with applicable Laws and there have been no material violations or allegations of material violations of such policies and procedures.

(m) Each Target Fund as to which Seller is an Investment Advisor is, and has been in compliance with, and has not received notice of a violation of, the Laws, regulations, ordinances and rules (including those of any non-governmental self-regulatory agencies) applying to it or its operations (except for failures to be in compliance and violations that could not reasonably be expected to have a Material Adverse Effect).

(n) All authorizations needed to conduct the operations of the Target Funds as to which Seller is an Investment Advisor have been duly obtained and are in full force and effect. There are no proceedings pending or, to the Seller’s Knowledge, threatened that would result in the revocation, cancellation or suspension, or adverse modification, of any such authorizations.

2.3 Securities Activity Regulatory Compliance.

(a) To the extent Seller is a Selling Registered Adviser, Seller is, and at all times required by the Advisers Act during the past five years has been, duly registered as an investment adviser under such act. Each Selling Registered Adviser is duly registered, licensed or qualified as an investment adviser in each jurisdiction where the conduct of its business requires such registration, licensing or qualification. Each Selling Registered Adviser has delivered to the Purchaser a true and complete copy of its Form ADV, as amended to date, filed by Selling Registered Adviser with the SEC, copies of all state notice filing forms, likewise as amended to date, and copies of all current reports required to be kept by Selling Registered Adviser pursuant to the Advisers Act. The information contained in such forms and reports was true and complete at the time of filing in all material respects. Each Selling Registered Adviser has filed all material amendments required to be filed to its Form ADV.

(b) To the extent Seller is a Selling Registered Adviser, Seller (i) has adopted a formal code of ethics complying with Section 17(j) of the 1940 Act and Rule 204A-1 promulgated under the Advisers Act; (ii) has adopted and implemented a written policy on insider trading complying with Section 204A of the Advisers Act; (iii) has adopted and implemented a written policy on allocations of initial public offerings of securities; (iv) has adopted and implemented written policies and procedures with respect to proxy voting complying with Rule 206(4)-6 promulgated under the Advisers Act; and (v) has adopted and implemented written policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder, and designated and approved an appropriate chief compliance officer, in accordance with Rule 206(4)-7 under the Advisers Act.

2.4 Execution and Delivery; Authority.

This Agreement and the other Transaction Documents to which Seller is a party have been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery by Purchaser, constitute valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and subject to general principles of equity and the discretion of courts in granting equitable remedies. The execution and delivery by Seller of this Agreement and the other Transaction Documents to which each is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized pursuant to and in accordance with the Laws governing Seller and no other proceedings on the part of Seller are necessary to authorize such execution, delivery and performance.

2.5 Financial Statements.

Attached hereto as Exhibit L are true and complete copies of the following financial statements: (x) audited statement of net assets as of October 31, 2005 of each of the Target Funds as to which Seller is an Investment Advisor (collectively, the “Fund Financial Statements”), and (y) unaudited statements which set forth the net revenues of the Business and payments on behalf of the Business to third parties for the twelve (12) month period ending December 31, 2005 and for the three-month period ended March 31, 2006 (such unaudited statements being referred to herein as the “Most Recent Statement of Business”). Except as set forth on Schedule 2.5: (A) the Fund Financial Statements and the Most Recent Statement of Business, (i) have been derived from the accounting books and records of the Business or the Target Funds, as applicable; (ii) were prepared in all material respects in accordance with GAAP, except, in the case of interim financial statements, for the absence of notes thereto and normal year-end adjustments; (iii) in the case of the Fund Financial Statements, present fairly, in all material respects, the financial position of each Target Fund as of the date of the Fund Financial Statements and the results of operations and changes in net assets of each Target Fund during the period covered by the Fund Financial Statements in accordance with GAAP; and (iv) in the case of the Most Recent Statement of Business, present fairly, in all material respects, the net revenues of the Business and the payments on behalf of the Business to third parties for the applicable periods reflected on the Most Recent Statement of Business in accordance with GAAP; and (B) the Fund Financial Statements have been certified by Ernst & Young LLP.

2.6 Proprietary Rights.

(a) Schedule 2.6(a) contains a complete and accurate list of all Proprietary Rights owned or, where indicated on such Schedule, licensed by any Seller and constitute all of the Proprietary Rights used, held for use or useful in or necessary to the Business of such Seller (the “Business Proprietary Rights”). Except as set forth on Schedule 2.6(b), there exist no restrictions on the disclosure, transfer or, to the Knowledge of the Sellers, use of such Business Proprietary Rights, and Seller has not licensed or otherwise granted any rights to use any of the Business Proprietary Rights to any third party.

(b) Except as set forth on Schedule 2.6(b):

(i)	the Sellers own all right, title, and interest in and to all of the Business Proprietary Rights (in each case free and clear of all Liens, other than Permitted Liens);

(ii)
there have been no claims made against any Seller since January 1, 2002, asserting the invalidity, misuse or unenforceability of any of the Business Proprietary Rights or asserting that the conduct by any Seller with respect to its conduct associated with the Business has infringed or misappropriated any Business Proprietary Rights of any other Person;

(iii)	to the Knowledge of Sellers, the Business Proprietary Rights have not been infringed or misappropriated by any other Person; and

(iv)	the consummation of the transactions contemplated hereby will not have a Material Adverse Effect on any Business Proprietary Right.

2.7 Title; Sufficiency of Assets.

Except as set forth on Schedule 2.7, Seller has good and marketable title to all of its Acquired Assets, free and clear of all Liens, other than Permitted Liens. At the Closing, Purchaser will be vested with good and marketable title in and to the Acquired Assets sold by Seller, free and clear of all Liens, other than Permitted Liens. Except as set forth on Schedule 2.7, on the Closing Date, Purchaser will own, possess, have a valid license to, have a valid lease in or otherwise have the right to use all of the rights, properties and assets necessary to conduct the Business of Seller in all material respects as currently conducted and as the same will be conducted on the Closing Date.

2.8 Litigation.

Except as set forth on Schedule 2.8, there is no action, suit, proceeding, investigation or inquiry (i) pending against any Target Fund or to which Seller is an Investment Advisor or against Seller in respect of any Target Fund or Seller’s Business, (ii) to the Knowledge of any Seller, threatened against any Target Fund or against Seller in respect of any Target Fund, or (iii) to the Knowledge of Seller, pending or threatened against any sub-advisor of any Target Fund, in each case, before any arbitrator or before or by any Governmental Entity, official or self-regulatory body. There is no action, suit or proceeding pending or, to the Knowledge of any Seller, threatened against Seller, before any arbitrator or any Governmental Entity or official or self-regulatory body which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement. Except as set forth on Schedule 2.8, none of the Target Funds to which Seller is the Investment Advisor, Seller or, to the Knowledge of Seller, any sub-advisors of any Target Funds, have received any request from the SEC or any other governmental body or any self-regulatory authority for documents or information regarding (A) the practice of short-term buying or selling of any such Target Fund shares in order to exploit inefficiencies in the pricing of any Target Fund shares or (B) the receipt and transmission of orders to purchase or redeem any such Target Fund shares after 4:00 p.m. Eastern time.

2.9 Consents and Approvals.

Except as set forth on Schedule 2.9, no consent, approval, waiver, authorization, notice or filing with any Governmental Entity or other third Person is required to be made or obtained by Seller in connection with the execution, delivery and performance by Seller of this Agreement.

2.10 Contracts.

Seller represents that Schedule 2.10 lists the following contracts and other agreements related to the Business to which Seller is a party:

(i)	each agreement for the lease of personal property to or from any Person providing for lease payments in excess of $250,000 per annum;

(ii)
each agreement under which it has created, incurred, assumed or guaranteed any indebtedness for borrowed money or any capitalized lease obligation, in excess of $250,000, or under which it has imposed a Lien on any of its assets, tangible or intangible;

(iii)	each agreement that materially restricts the ability of any Seller to engage in the Business;

(iv)	each license agreement (as licensor or licensee), other than licenses of off-the-shelf software entered into in the ordinary course of business;

(v)	any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for the borrowing of money; and

(vi)	each material agreement with any Seller or their Affiliates.

Seller has made available to Purchaser a correct and complete copy of each written agreement to which it is a party listed in Schedule 2.10. Each such agreement is valid, binding and enforceable by Seller, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and subject to general principles of equity and the discretion of courts in granting equitable remedies, or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Seller is not in breach or default under any agreement, and no event has occurred which with notice or lapse of time or both would constitute a breach or default thereunder by Seller, or permit termination, modification, or acceleration by the other party thereto, except such as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

2.11 Absence of Undisclosed Liabilities.

Except as set forth on Schedule 2.11 hereto, to the Seller’s Knowledge, no Target Fund as to which Seller is an Investment Advisor has any indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in the Fund Financial Statements in accordance with GAAP) which (i) exceeds $50,000 individually or in the aggregate and (ii) has (x) not been reflected on the Most Recent Statement of Business, or (y) arisen in the ordinary course of Business consistent with past practices since the date of the Most Recent Statement of Business.

2.12 Licenses; Compliance with Laws.

(a) Seller holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its Business, except such as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Business is not being conducted by Seller in violation of any Laws of any Governmental Entity, except such as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(b) Neither Seller nor any of the Target Funds for which it is an Investment Advisor has any agreements or understandings (i) with any individual shareholder or group of shareholders to permit or encourage the practice of short-term buying or selling of Target Fund shares or (ii) relating to the receipt and transmission of orders to purchase or redeem Target Fund shares after 4:00 p.m. Eastern time, other than arrangements with financial intermediaries (including, without limitation, retirement plan administrators) who are to receive orders from investors prior to 4:00 p.m. Eastern time.

(c) To the Knowledge of Seller, no hedge fund owned by Target Fund has (i) engaged in the practice of short-term buying or selling of shares of registered investment companies or (ii) placed orders to purchase or redeem such shares after 4:00 p.m. Eastern time.

2.13 Tax Matters.

Except as set forth on Schedule 2.13, all of Seller’s Tax Returns are true and complete in all material respects. Seller has paid all Taxes shown to be due and payable on such Tax Returns, except to the extent that such amounts are recorded as a liability or reserved against on the Most Recent Statement of Business and, except as set forth on Schedule 2.13, have paid, or, as of the date of the Most Recent Statement of Business, have made adequate provision for and will pay when due, to the proper Governmental Entity all withholding amounts required to be paid to such Governmental Entity, except such as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 2.13, no agreements, waivers or other arrangements exist providing for an extension of time with respect to the filing of, payment by, or assessment against, Seller in respect of any Taxes. Except as set forth on Schedule 2.13, Seller is not a party to nor bound by any Tax sharing or allocation agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes. Seller has not been a real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable periods specified in such section. There are no Liens or security interests on any of the assets of Seller that arose in connection with any failure (or alleged failure) to pay any Tax. No claim has ever been made by an authority in a jurisdiction where Seller does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Seller does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of Seller either claimed or raised by any authority in writing, or to the Knowledge of any Seller, threatened. Schedule 2.13 lists all jurisdictions in which Tax Returns are filed with respect to Seller and indicates those Tax Returns that have been audited or that are currently the subject of audit. Except as disclosed in Schedule 2.13, (i) each Target Fund has made, or will make, the election in Section 851(b) of the Code for its first federal income tax year for which it represented to its shareholders that it was a registered investment company (a “RIC”); (ii) except for its current federal income tax year, each Target Fund has qualified as a RIC for that first federal income tax year and for each succeeding federal income tax year; and (iii) each Target Fund has properly filed the Tax Returns that it is required to file, and has paid all Taxes that it is required to pay. This Section 2.13 contains the sole and exclusive representations and warranties of Sellers with respect to Taxes.

2.14 Conduct of Business Since Date of Most Recent Statement of Business.

Except as set forth on Schedule 2.14, since the date of the Most Recent Statement of Business:

(a) the Business has not suffered a Material Adverse Effect;

(b) Seller has not sold, leased or otherwise disposed of any properties or assets, except in the ordinary course of business;

(c) Seller has not mortgaged, pledged or otherwise subjected any of the Acquired Assets to any Lien, other than Permitted Liens;

(d) no event, change, condition or other matter has occurred with respect to Seller, the Business or the Target Funds for which any Seller is an Investment Advisor that has had or could reasonably be expected to have a Material Adverse Effect; and

(e) except as expressly contemplated by this Agreement and the Transaction Documents, Seller has not agreed to take any of the foregoing actions.

2.15 Affiliate Transactions.

Except as identified on Schedule 2.15, no officer, director, stockholder or Affiliate of any Seller (i) is a party directly or indirectly to any agreement, contract, commitment or transaction with any other Seller or (ii) directly or indirectly has any material interest in any material property used by any Sellers.

2.16 Brokers and Finders.

Except for amounts owed by Sellers to UBS Securities, LLC in connection with the transactions contemplated by this Agreement, there are no outstanding broker, finder or investment banker fees or commissions owed or to be owed by Sellers in connection with the transactions contemplated by this Agreement.

2.17 Disclaimer of Warranties.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE TRANSACTION DOCUMENTS (INCLUDING ALL EXHIBITS, SCHEDULES, CERTIFICATE AND ATTACHMENTS HERETO AND THERETO), SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, RELATING TO THE BUSINESS OR THE ACQUIRED ASSETS.

2.18 Representations Complete.

None of the representations or warranties made by any Seller in this Agreement or any Transaction Document, nor any Schedule, Exhibit, attachment or any certificate furnished by any Seller pursuant to this Agreement or any Transaction Document, when taken together, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents and warrants to Sellers the following:

3.1 Organization; Authority.

Purchaser is a corporation or a limited liability company (as applicable) duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the other Transaction Documents to which it is a party, the performance by Purchaser of its obligations hereunder and thereunder and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized pursuant to and in accordance with the Laws governing Purchaser and no other proceedings on the part of Purchaser are necessary to authorize such execution, delivery and performance. This Agreement and the other Transaction Documents to which Purchaser is a party have been duly and validly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by Sellers, constitute valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except to the extent that enforceability may be limited by the bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and subject to general principles of equity and the discretion of courts in granting equitable remedies.

3.2 No Violation.

The execution, delivery and performance by Purchaser of this Agreement and the transactions contemplated hereby do not and will not conflict with or result in any violation of, or constitute a breach or default under (or an event that with notice or lapse of time or both would become a default under), any term of the charter documents, bylaws or other organizational documents of Purchaser, any agreement, permit, indenture, deed of trust, mortgage, loan agreement or other instrument to which Purchaser is a party or by which Purchaser is subject, or any Law of any court or other Governmental Entity to which Purchaser is subject, except in each case such that individually or in the aggregate could not reasonably have a Material Adverse Effect on the ability of Purchaser to consummate the transactions contemplated by this Agreement (a “Purchaser Material Adverse Effect”).

3.3 Consents and Approvals.

Except as set forth on Schedule 3.3, no consent, approval, waiver, authorization, notice or filing with any Governmental Entity is required to be made or obtained by Purchaser in connection with the execution, delivery and performance by Purchaser of this Agreement.

3.4 Adequacy of Funds.

Subject to receipt of Stockholder Approval, Purchaser currently has and as of the Closing will have all funds necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a Party, including the payment at the Closing of the Purchase Price and all expenses incurred by Purchaser in connection with the transactions contemplated by this Agreement.

3.5 Litigation.

Purchaser has not received any notice of any action, suit, inquiry, judicial or administrative proceeding, arbitration or investigation that is pending and, to the Knowledge of Purchaser, none of the foregoing is threatened against or involving Purchaser before any court, arbitrator or Governmental Entity, nor is there any judgment, decree, injunction, rule or order of any court, arbitrator or Governmental Entity outstanding against Purchaser, in each case relating to the transactions contemplated by this Agreement or which, individually or in the aggregate, could reasonably be expected to have a Purchaser Material Adverse Effect.

3.6 Brokers and Finders.

There are no outstanding broker, finder or investment banker fees or commissions owed or to be owed by Purchaser in connection with the transactions contemplated by this Agreement.

3.7 Statutory Disqualification.

(a) Neither Purchaser nor any “affiliated person” thereof, as defined in the 1940 Act, (i) is ineligible pursuant to Section 9(a) of the 1940 Act to serve as an investment adviser to or principal underwriter of a registered investment company or (ii) has engaged or is currently engaging in any of the conduct specified in Section 9(b) of the 1940 Act.

(b) Neither Purchaser nor any “associated person” of Purchaser, as defined in the 1940 Act, is subject to any disqualification that, upon the consummation of the transactions contemplated hereby, would be a basis for censure, denial, suspension or revocation of registration of Purchaser or any Subsidiary as an investment adviser under Section 203(e) of the Advisers Act and there is no reasonable basis for, or proceeding or investigation, whether formal or informal, or whether preliminary or otherwise, that is reasonably likely to form the basis for, any such censure, denial, suspension or revocation.

(c) Neither Purchaser nor any “associated person” of Purchaser (i) is subject to a “statutory disqualification,” as such terms are defined in the Exchange Act, or (ii) is subject to a disqualification that, upon the consummation of the transactions contemplated hereby, would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of Purchaser or any Subsidiary of Purchaser as broker-dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act and there is no reasonable basis for, or proceeding or investigation, whether formal or informal, or whether preliminary or otherwise, that is reasonably likely to form the basis for, any such censure, limitations, suspension or revocation. No fact relating to Purchaser or any “control affiliate” thereof, as defined in Form BD, requires any response in the affirmative to any question in Item 11 of Form BD.

3.8 Acknowledgment of Delivery of Assets.

Purchaser acknowledges that, except to the extent expressly set forth herein and in the Transition Services Agreement, although Seller is obligated to provide (through transfer of the Acquired Assets and certain obligations pursuant to the Transition Services Assets) sufficient assets to operate the Business, the design, integration, structuring and implementation of the Purchaser’s Business, the physical transfer (and if necessary reassembly) of any tangible Acquired Assets and the operation of the Business following the Closing Date, is the sole and absolute responsibility of the Purchaser.

ARTICLE 4. PRE-CLOSING COVENANTS.

Each Seller and Purchaser hereby agree as follows between the Effective Date and the earlier to occur of the Closing Date and the termination of this Agreement in accordance with its terms:

4.1 Satisfaction of Conditions.

Purchaser shall use all commercially reasonable efforts to cause the conditions precedent to the obligations of Purchaser set forth in Section 8.1 to be fulfilled and each Seller shall use all commercially reasonable efforts to cause the conditions precedent to the obligations of such Seller set forth in Section 8.2 to be fulfilled. Purchaser shall use all commercially reasonable efforts to cooperate with Sellers to satisfy the conditions set forth in Section 8.2 and each Seller shall use all commercially reasonable efforts to cooperate with Purchaser to satisfy the conditions set forth in Section 8.1.

4.2 Conduct of the Business.

Except as reasonably contemplated as a result and in anticipation of the transactions contemplated hereby, each Seller shall use commercially reasonable efforts to continue to conduct the Business in the ordinary course and consistent with past practices, to keep the Business and operations intact and preserve its permits, rights, franchises, goodwill, retain the services of its key employees and to preserve its relationships with its clients, customers, landlords, suppliers and others with whom it does business. Without limiting the generality of the foregoing, each Seller covenants and agrees that it shall not propose to enter into, amend, modify, supplement or terminate, or assign any right, obligation or interest under, any contract or agreement relating to any Target Fund, or take, with respect to the Business and the Target Funds, any of the following actions:

(a) incur any indebtedness for borrowed money, issue or sell any debt securities or prepay any debt, incur any liability or obligation (whether absolute, accrued, contingent or otherwise and whether direct or as guarantor or otherwise with respect to the obligations of others, except in the ordinary course of business consistent with past practice) which would be an Assumed Liability or liabilities of any of the Target Funds;

(b) declare, set aside, make or pay a dividend or other distribution in respect of its capital stock or other equity interests or otherwise purchase or redeem, directly or indirectly, any shares of its capital stock or other equity interests, except in the ordinary course of business consistent with past practice, or, in the case of any of the Sellers (but not the Target Funds), which would not materially impair the ability of such Seller to consummate the transactions contemplated hereby;

(c) except in the ordinary course of business consistent with past practice, mortgage, pledge or otherwise subject to any Lien, any of its properties or assets which, if owned by the Sellers, are to be Acquired Assets, tangible or intangible;

(d) take any action (other than in connection with the transactions contemplated hereby) other than actions in the ordinary course of business consistent with past practice;

(e) forgive or cancel any debts or claims, or waive any rights, except in exchange for fair value or in the ordinary course of business consistent with past practice;

(f) enter into any contract, agreement or other instrument that would be required to be disclosed to Purchaser pursuant to Section 2.10 if entered into prior to the date of this Agreement;

(g) pay any bonus to any Designated Employee or grant to any such person any other increase in his or her rate of compensation in any form other than (i) commissions owed under such current sales commission plans; (ii) in accordance with this Agreement; and (iii) those amounts set forth on Schedule 4.13(b);

(h) except as may be required by applicable Laws and after notice to Purchaser, adopt, or amend any employment, collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of officers, directors, trustees, partners, stockholders, employees, sales representatives or agents;

(i) hire or engage any senior advisors or management, terminate any Designated Employee or encourage any Designated Employee to resign;

(j) decrease the rate of compensation, in any form, of any Designated Employee;

(k) amend its declaration of trust or bylaws or any other organizational documents;

(l) terminate, amend, modify, change or waive any provision under any Non-Competition Agreement;

(m) change in any respect its accounting practices, policies or principles of the Business, except as may be required by applicable Laws or GAAP and after notice to Purchaser;

(n) incur any liability or obligation (whether absolute, accrued, contingent or otherwise and whether direct or as guarantor or otherwise with respect to the obligations of others) which would be an Assumed Liability or liabilities of any of the Target Funds, except in the ordinary course of business consistent with past practice or as otherwise permitted hereunder;

(o) make any changes in policies or practices relating to selling practices or other terms of sale or accounting therefore of the Business, including changes in fees, or in policies of employment unless required by applicable Laws or GAAP and after notice to Purchaser;

(p) create or organize any subsidiary or enter into or participate in any joint venture or partnership in connection with the Business;

(q) enter into any agreement or transaction with any Target Fund or make any amendment or modification to any agreement with a Target Fund unless required by applicable Laws or GAAP and after notice to Purchaser;

(r) enter into any settlement of any lawsuit, proceeding, enforcement or government action against any Seller in connection with the Business; and

(s) agree or commit to do any of the foregoing.

In addition, each Seller covenants and agrees that it shall not propose or encourage any Target Fund to have any of the foregoing actions taken by the board of trustees of the Target Funds, other than actions in the ordinary course of business or actions that would not be reasonably expected to have a Material Adverse Effect on such Target Fund. Notwithstanding anything else contained in this section, this section shall not apply to the extent that the board of trustees of a Target Fund (i) independently determines to take any of the foregoing actions other than as a result of any solicitation, proposal, request, encouragement or recommendation made by any Seller or any of their respective employees, Affiliates, agents or advisors and (ii) specifically requires a Seller to carry out such action.

4.3 Access.

Subject to the terms of the Confidentiality Agreement between Purchaser and AAAMHI dated February 26, 2006 (the “Confidentiality Agreement”), Sellers shall permit representatives of Purchaser to have access at all reasonable times upon reasonable notice to all of Sellers’ properties, books and records of the Business in a manner that does not unreasonably interfere with the normal operations of the Business; provided, however, that all such requests for access shall be directed to AAAMHI or such other Person as AAAMHI may designate. Prior to the Closing, Purchaser shall not contact or otherwise communicate with the customers or suppliers of Sellers in connection with the transactions contemplated by this Agreement, directly or indirectly, without the prior written consent of AAAHMI, which consent shall not be unreasonably withheld or delayed.

4.4 Efforts; Consents; Regulatory and Other Authorizations.

(a) Each Party to this Agreement shall use its commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Laws or otherwise to promptly consummate and make effective the transactions contemplated by this Agreement; (ii) obtain all authorizations, consents, orders and approvals of, and give all notices to and make all filings with, all Governmental Entities and other third parties that may be or become necessary for the performance of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement, including those consents set forth in the Schedules; (iii) lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to this Agreement to consummate the transactions contemplated by this Agreement; and (iv) fulfill all conditions to such Party’s obligations under this Agreement as promptly as practicable. Each Party to this Agreement shall cooperate fully with the other Parties to this Agreement in promptly seeking to obtain all such authorizations, consents, orders and approvals, giving such notices, and making such filings. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, in connection with obtaining such consents from third parties, no Party to this Agreement shall be required to make payments, or commence litigation. The Parties to this Agreement shall not take any action that is intended to have the effect of unreasonably delaying, impairing or impeding the receipt of any required authorizations, consents, orders or approvals in connection with the transactions contemplated by this Agreement.

(b) Each of Sellers and Purchaser agrees to supply promptly any additional information and documentary material that may reasonably be requested by any Governmental Entity (including the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission), and shall cooperate in connection with any filing required under applicable Laws in connection with the transactions contemplated by this Agreement, and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by any Governmental Entity, including the SEC or the office of any state attorney general.

4.5 Publicity.

Purchaser and Sellers shall cooperate with each other in the development and distribution of all news releases and other public disclosures relating to the transactions contemplated by this Agreement. Neither Purchaser or any of its Affiliates nor Sellers or any of their Affiliates shall issue or make, or allow to have issued or made, any press release or public announcement concerning the transactions contemplated by this Agreement without the advance approval in writing (which approval shall not be unreasonably withheld or delayed) of the form and substance thereof by the other Party, unless otherwise required by applicable legal requirements.

4.6 Section 15(f) of the 1940 Act; Covenants.

(a) Purchaser acknowledges that Sellers have entered into this Agreement in reliance upon their belief that the transactions contemplated by this Agreement qualify for the benefits and protections provided by Section 15(f) of the 1940 Act. Purchaser shall not take, and shall use reasonable best efforts to cause its Affiliates not to take, any action not contemplated by this Agreement that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in respect of this Agreement and the transactions contemplated hereunder.

(b) Sellers acknowledge that Purchaser has entered into this Agreement in reliance upon their belief that the transactions contemplated by this Agreement qualify for the benefits and protections provided by Section 15(f) of the 1940 Act. Sellers shall not take, and shall use reasonable best efforts to cause their Affiliates not to take, any action not contemplated by this Agreement that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in respect of this Agreement and the transactions contemplated hereunder.

4.7 Shareholder and Stockholder Approvals.

(a) Sellers shall use their respective reasonable best efforts to cause the Target Funds Shareholder Approval, including by preparing and mailing to the Target Funds Shareholders an information statement describing the transaction contemplated hereby (“Sellers’ Proxy Statement”) and by holding the shareholder meeting as promptly as practicable, but in no event later than November 30, 2006.

(b) Purchaser shall use its reasonable best efforts to cause the Stockholder Approval, including by preparing and mailing to Purchasers stockholders a proxy statement describing the transaction contemplated hereby (“Purchaser Proxy Statement”) and by holding a stockholders meeting as promptly as practicable, but in no event later than November 30, 2006.

4.8 Proxy Statements; Shareholder Approval.

Subject to Trustee Approval first being obtained, if applicable:

(a) Promptly after the date hereof, Sellers shall cause to be filed with the SEC on behalf of the Target Funds one or more supplements to each Target Fund’s prospectus and SAI, in a form acceptable to Purchaser, reflecting the execution of this Agreement and other related matters.

(b) Each Party covenants that any information or data provided by it that describes such Party or its Affiliates for inclusion in any document filed with the SEC or the National Association of Securities Dealers or any other regulatory body will not contain, at the time any such supplements or amendments become effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading in the light of the circumstances under which they were made.

(c) All costs and expenses relating to (i) the Sellers’ Proxy Statement and (ii) the solicitation made in connection with the Target Funds Shareholder Approval, including, but not limited to, legal (other than legal fees and expenses of Purchaser’s counsel), printing, and mailing expenses, shall be paid by Sellers.

(d) Sellers covenant to cooperate with Purchaser and provide all assistance reasonably requested by Purchaser including providing all information regarding the Sellers, the Target Funds and the Business reasonably necessary for Purchaser to prepare the Purchaser Proxy Statement and, solicit and obtain the Stockholder Approval. Purchaser covenants to cooperate with and provide all assistance reasonably requested by Sellers including providing all information regarding Purchasers reasonably necessary for Sellers to prepare the Seller’s Proxy Statements and supplements to the Target Funds’ prospectus and SAI.

4.9 Delivery of Financial Information.

Without limiting the provisions of Section 4.8, Sellers (i) shall use reasonable best efforts to deliver to Purchaser within thirty (30) days after the Effective Date (A) historical unaudited and, to the extent required, audited financial statements of the Target Funds and of the Business necessary for the Purchaser Proxy Statement (collectively, the “Requisite Financial Statements”) and shall cooperate with Purchaser in connection with the preparation of related pro forma financial statements, in each case that comply with either (1) the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC) for financial statements that would be required to be included in a Definitive Proxy Statement filed pursuant to Regulation 14A of the Exchange Act or (2) the requirements set forth in clause 1 except as the staff of the SEC may permit Purchaser by waiver of such requirements (in either case (1) or (2), together with customary reports and “comfort” letters of Seller’s independent public accountants) and (B) an unaudited balance sheet of the Seller’s Business at March 31, 2006 (or any applicable subsequent periods), and the related unaudited statement of income and cash flows of Seller’s Business for the applicable-month period then ended prepared in conformity with Section 2.5 and (ii) shall provide and make reasonably available upon reasonable notice the senior management employees of the Seller to discuss the materials prepared and delivered pursuant to this Section 4.9. To the extent that Ernst & Young is unable to or does not deliver its audit report with respect to the audited portion of the Requisite Financial Statements within forty-five (45) days of the Effective Date (the “E&Y Outside Delivery Date”), Purchaser’s obligations under Section 4.7 shall be tolled for a period of time equal to the number of days from the E&Y Outside Delivery Date to the actual date such audited Requisite Financial Statements are delivered to Purchaser. Notwithstanding the forgoing, to the extent Sellers are not able to cause delivery of all Requisite Financial Statements within ninety (90) days of the Effective Date, Purchaser shall have the right to terminate this Agreement.

4.10 Certain Proposals.

Until the earlier of the Closing Date and the date of termination of this Agreement pursuant to Section 8.3 hereof, no Seller shall (nor shall any Seller permit any of its advisors, agents, representatives or Affiliates to), directly or indirectly, take any of the following actions with any Person other than Purchaser and its designees: (i) solicit, encourage, seek, entertain, support, assist, initiate or participate in any inquiry, negotiations or discussions, or enter into any agreement, with respect to any offer or proposal to acquire all or any material part of the Business, assets or interests of the Target Funds, whether by merger, purchase of assets, purchase of securities, tender offer, license or otherwise, or effect any such transaction (a “Proposal”), (ii) disclose any Confidential Information to any Person concerning the Business, properties or assets of the Target Funds (other than in the ordinary course of business, as required by law or in response to the request of a Governmental Entity), or afford to any Person access to their respective properties, books or records, not customarily afforded such access except as required by law or in response to the request of a Governmental Entity, (iii) assist or cooperate with any Person to make any Proposal, or (iv) enter into any agreement with any Person with respect to a Proposal. The Sellers shall immediately cease and cause to be terminated any such negotiations, discussions or agreements (other than with any Purchaser or its designees) that are the subject matter of clause (i), (ii), (iii) or (iv) above. In the event that any Seller or any of the Sellers’ Affiliates shall receive, prior to the Closing Date or the termination of this Agreement, any offer, proposal, or request, directly or indirectly, with respect to a Proposal, or any request for disclosure or access as referenced in clause (ii) above, such Seller shall immediately (x) suspend any discussions with such offeror or Person with regard to such offer, proposal, or request and (y) notify Purchaser thereof, including information as to the material terms of the Proposal. Notwithstanding anything else contained in this Section 4.10, Sellers shall not be bound by the provisions of this Section 4.10 to the extent the board of trustees of a Target Fund: (i) independently determines to take any of the foregoing actions other than as a result of any solicitation, proposal, request, encouragement or recommendation made by any Seller or any of their respective employees, Affiliates, agents or advisors and (ii) specifically requires a Seller to carry out such action.

4.11 Separately Managed Account Consents.

Sellers shall use commercially reasonable efforts to obtain the written consent of each Separately Managed Account client to a new Separately Managed Account Contract.

4.12 Highbury Trust Account.

Notwithstanding anything to the contrary, each Seller hereby acknowledges that Highbury Financial Inc. has established a trust account at Lehman Brothers, Inc., maintained by Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”), for the benefit of the stockholders of Highbury Financial Inc. Each Seller hereby agrees that no Seller (including any Affiliate of any Seller) shall have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Claim”), to the extent such monies are in the trust account, and hereby waives any Claim such Seller or any of its Affiliates may have in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account for any reason whatsoever. Without limiting the foregoing, each Seller hereby acknowledges and agrees that the Trust Account is not a party to this Agreement and shall have no liability pursuant hereto. Notwithstanding the forgoing, no provision contained herein shall limit Sellers’ right to make a Claim against such monies to the extent such monies are released from the Trust Account to Purchaser, directly or indirectly (including to the selling parties in a business combination).

4.13 Payments by Sellers.

(a) Non-Compete Payments. Immediately prior to the Closing Date, Sellers shall pay an aggregate amount equal to $2,500,000 in cash to the Persons listed on Schedule 4.13(a) in the amounts as set forth next to each Person’s name pursuant to the terms of the Non-Competition Agreements. In the event that, prior to the Closing Date, any Person listed on Schedule 4.13(a) ceases to be employed by Sellers by reason of death or disability, the amount otherwise payable by Sellers to such Person shall be reallocated and paid by Sellers on a pro rata basis to all other Persons listed on Schedule 4.13(a) who had not died or become so disabled prior to the Closing Date.

(b) Payments to Designated Employments. Prior to the Closing, Sellers shall pay in cash to each Designated Employee the amounts set forth on Schedule 4.13(b) as set forth next to each Designated Employees name in consideration of accrued compensation payments to the extent such Designated Employee is employed by a Seller or their Affiliates on the day immediately preceding the Closing Date.

4.14 Retirement Benefits of Designated Employees.

For each Designated Employee who terminates their employment with a Seller to work for Purchaser, AAAMHI will, no later than the Closing Date and in accordance with Seller’s existing policies and Laws, use reasonable efforts to cause its Affiliates to provide a statement to each Designated Employee which contains their pension benefits, if any, including, without limitation, any applicable vesting, under any and all retirement plans of Sellers and their Affiliates.

ARTICLE 5. POST-CLOSING COVENANTS.

5.1 Further Assurances.

Upon the reasonable request of either Party at any time after the Closing, the other Party shall promptly execute and deliver such documents and instruments and take such additional action as the requesting Party may reasonably request to effectuate the purposes of this Agreement.

5.2 Books and Records; Personnel.

Each Party hereby covenants and agrees as follows:

(a) Access to Records. Purchaser shall, for a period of seven (7) years after the Closing Date, allow Sellers reasonable access to all business records and files of the Business relating to the period prior to the Closing Date, upon prior written request of Sellers and during normal working hours at the principal places of business of Purchaser or at any location where such records and files are stored or at any location where Purchaser, at its sole discretion, shall make such files available to Sellers, and Sellers shall have the right, at their own expense, to make copies of any such records and files; provided, however, that any such access or copying shall be had or done in such a manner so as not to interfere with the normal conduct of the Business. Purchaser may reasonably limit the number of Sellers’ representatives who are given access to any physical location of Purchaser. All information obtained pursuant to this Section 5.2(a) shall be kept confidential pursuant to the terms of the Confidentiality Agreement. Each Seller acknowledges and agrees the Purchaser shall have no obligation to retain records or files related to the Business that at any time are over seven (7) years old and may discard such records or files without any notice to Sellers.

(b) Assistance with Records. Each Party (an “Assisting Party”) shall make available to each other Party, consistent with the reasonable business requirements of such other Party and at such other Party’s sole expense, (i) Assisting Party’s personnel to assist such Party in locating and obtaining records and files maintained by Purchaser, and (ii) any of Purchaser’s personnel whose assistance or participation is reasonably required by Sellers in anticipation of, or in preparation for, any existing or future litigation, Tax or other matters in which Sellers or any of their past, present or future Affiliates are involved and which are related to the Business.

(c) Retention of Copies. The Parties hereby agree that following the Closing Date the Confidentiality Agreement shall remain in full force and effect. At the Closing Sellers shall deliver all copies of the Confidential Information of the Business to Purchaser; except that Sellers may, subject to the terms of the Confidentiality Agreement, retain a complete set of Confidential Information of the Business for the limited purpose of: (i) using such Confidential Information as may be expressly contemplated under this Agreement or the Transaction Documents; and (ii) producing such Confidential Information to the extent compelled by Law to disclose such Confidential Information pursuant to subsection (d) of this Section. At any time following the seven-year anniversary of the Closing Date, upon request of the Purchaser, Sellers shall promptly destroy all Confidential Information in their possession, including all copies.

(d) Required Disclosure. In the event that either Purchaser or a Seller is compelled by Law to disclose any Confidential Information of any other Person, it is agreed that such Party will provide the other Parties to this Agreement with prompt notice of any such request or requirement so that the other Parties may seek an appropriate protective order or waive compliance with the provisions of this Section 5.2 and the Confidentiality Agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, such Party is, in the opinion of its counsel, compelled to disclose Confidential Information, such Party may disclose only that portion of the Confidential Information which its counsel advises such Party that it is compelled by Law to disclose.

5.3 Retained Names and Marks; Co-Branding.

(a) Purchaser hereby acknowledges that all right, title and interest in and to the names set forth in Schedule 5.3(a), together with all direct variations or known or obvious acronyms thereof, including without limitation any logos or trademarks thereof (the “Retained Names and Marks”), are owned exclusively by Sellers, and that, except as expressly provided in a Sub-Advisory License Agreement, any and all right, title and interest of Sellers in and to the Retained Names and Marks, along with any and all goodwill associated therewith, remain the property of Sellers following the Closing. Purchaser further acknowledges that it has no rights, and is not acquiring any rights, to use the Retained Names and Marks, except as provided herein or in a Sub-Advisory License Agreement. Each Seller represents and warrants that it has the right and authority to grant to Purchaser the licenses granted by such Seller in the Sub-Advisory License Agreement. The Purchaser represents and warrants that, together with its Affiliates, it has the right and authority to use the Licensee Marks (as such term is defined in the Sub-Advisory License Agreement).

(b) To the extent that the Sub-Advisory License Agreement does not then permit the use of any one or more of the Retained Names and Marks, Purchaser shall use commercially reasonable efforts to cause the Target Funds to file amended organizational documents with the appropriate authorities changing its corporate name to a corporate name that does not contain (i) such Retained Names and Marks or (ii) any such names or marks that include or incorporate the name ABN AMRO, and to supply copies of such amended organizational documents if requested by Sellers.

(c) Sellers agree that Purchaser shall have no responsibility for claims made by third parties following the Closing Date arising out of, or relating to use by the Sellers of, any Retained Names or Marks and Sellers shall indemnify and hold harmless Purchaser and its Affiliates from any and all such claims.

(d) Each Seller acknowledges that Purchaser shall be permitted to co-brand a Target Fund in the name of the Purchaser (including any of its Affiliates or assigns) and the Seller serving as the sub-advisor to such Target Fund.

5.4 Covenant Not to Compete.

(a) During the Restricted Period, Sellers and their Affiliates shall not:

(i)
Sponsor, advise or sub-advise, use or permit the use of any of the Retained Names or Marks with respect to, any 1940 Act registered mutual funds or other similar collective investment vehicles principally sold or marketed in the United States (“Mutual Funds”); provided that Sellers and their Affiliates (A) may continue to sponsor, advise or sub-advise the Excluded Funds; and (B) may provide sub-advisory services with respect to new Mutual Fund investment products which have been presented to and negotiated with Purchaser in good faith for sixteen (16) weeks (including the applicable Seller agreeing to provide seed capital) and as to which Purchaser and Seller were unable to mutually agree, following good faith negotiations, upon the terms by which Purchaser or its Affiliates would serve as the investment advisor and Seller or its Affiliates would serve as the sub-advisor with respect to such new product.  For purposes of clarification, “Mutual Funds” shall not include: (Y) an Alternative Investment Vehicle; or (Z) collective investments solely among related parties (i.e., collective investments limited to a company and its subsidiaries or family members of a single family).

(ii)
Solicit, or if in Sellers’ control permit, a client of a Target Fund to withdraw all or any portion of such client’s investments from a Target Fund for the purpose of investing in any alternate investment product as to which Seller or any of its Affiliates provides investment advisory or sub-advisory services, except as permitted by (iii) below.

(iii)
Accept funds from clients of Target Funds for purposes of creating a separately managed account managed in the style of such Target Fund, unless such client and his, her or its Affiliates collectively provide Sellers not less than $40 million of total investment dollars to manage in such style, in which case Sellers and its Affiliates may permit the withdrawal of, and shall be permitted to accept for management in such style, any assets invested at such time by such client or its Affiliates in such Target Fund.

(b) Intentionally omitted.

(c) Notwithstanding any of the forgoing, Sellers and their Affiliates may acquire an interest in, purchase, merge with or into or engage in any other business combination (whether characterized as an acquisition or a disposition, and whether structured as a merger, consolidation, combination, sale of assets, sale of stock or other equity interests, joint venture or otherwise) (a “Business Combination”) with a third party (collectively with its Affiliates, the “Target”), and continue to operate the business of the Target without restriction so long as one of the following three conditions is satisfied:

(i)
less than 20% of the net revenues of the Target for the most recent twelve (12) month period for which financial statements are reasonably available at the time of Sellers or its Affiliates entry into definitive agreements with respect to such Business Combination (the “Applicable Period”) are derived from the sponsorship, advising or sub-advising of Mutual Funds and principally sold or marketed in the U.S., excluding net revenues arising from the distribution of mutual funds advised by entities unaffiliated with Target and/or any Seller;

(ii)
Sellers use commercially reasonable efforts to sell or wind down the U.S. Mutual Fund portion of the Target’s business as soon as is commercially practicable to the extent that it represents more than 20% of the net revenues of the Target for the Applicable Period; or

(iii)	the total purchase price paid for Target’s business exceeds $2.5 billion.

(d) Sellers and their Affiliates will not be deemed to engage in any of the businesses of any publicly traded corporation solely by reason of ownership of less than 5% of the outstanding stock of such corporation.

(e) Sellers may market funds that are not managed, advised or sub-advised by any Seller or any Affiliate of a Seller.

5.5 Non-solicitation.

(a) For a period of five (5) years following the Closing Date, each Seller agrees that no Seller nor any Affiliate of any Seller shall directly or indirectly employ or hire, or attempt to employ or hire, as an employee, consultant or advisor any of the Persons listed on Schedule 5.5, or in any manner seek to solicit or induce any such Person to leave his or her employment or business relationship with the Purchaser, or assist in the recruitment or hiring of any such Person. Sellers agree that, following the Closing Date, Purchaser is free to hire any employee, consultant or advisor of any Seller, any Affiliate of any Seller, or any Target Fund. Each Seller further covenants and agrees that it shall release, and shall cause any Affiliate to release, (x) the Purchaser from any restriction or obligation imposed on the Purchaser, including, without limitation, any restrictions set forth in the Confidentiality Agreement, which might be breached or violated if the Purchaser were to solicit any Person listed on Schedule 5.5 to become an employee of or consultant to, or provide services to, Purchaser or if any Person listed on Schedule 5.5 were to become an employee of or consultant to, or provide services to, Purchaser and (y) each of the Persons listed on Schedule 5.5 from any restriction or obligation imposed on such Person which might be breached or violated if such Person were to become an employee of or consultant to, or provide services to, Purchaser.

5.6 Investment Subadvisory Agreements.

(a) Sellers covenant and agree that, notwithstanding the provisions of Investment Subadvisory Agreements, no Seller may terminate an Investment Subadvisory Agreement or take any action which results in a termination of an Investment Subadvisory Agreement without the prior written consent of Purchaser prior to the fifth anniversary of the Closing Date; provided that Sellers may terminate any Investment Subadvisory Agreement for any Selected Fund at any time following the Closing. The Sellers acknowledge that an Investment Subadvisory Agreement shall terminate automatically with respect to a Target Fund in the event the Investment Subadvisory Agreement is assigned (including a deemed assignment) and agree that any assignment (or deemed assignment) of an Investment Advisory Agreement shall constitute a breach by the applicable Seller of this Agreement. Notwithstanding anything in Article 7 to the contrary, the obligations of the Sellers and the rights of the Purchaser under this Section 5.6(a) shall survive for a period of five (5) years following the Closing Date.

(b) With respect to each of the Target Funds identified on Schedule 5.6(b), to the extent that any Seller is serving as a sub-advisor of such Target Fund (or a successor thereto), such sub-advisor agrees to accept (to the extent that Purchaser’s customers seek to make investments in such Target Fund) for sub-advising additional investments in the Target Funds after the Closing Date in an aggregate amount not less than the net additional capacity amount specified in Schedule 5.6(b) with respect to such Target Fund (such net additional capacity amount available at any time being equal to the amount set forth in Schedule 5.6(b) less the aggregate amount of additional investments made after the Closing Date plus the aggregate amount of investments withdrawn after the Closing Date).

(c) No Seller shall take, nor permit any Affiliate to take, any action designed to violate or circumvent the provisions of this Section 5.6.

5.7 Seed Money.

The Sellers will cause the “seed money” currently invested in the Target Funds on behalf of the Sellers and/or their Affiliates as set forth on Schedule 5.7 to remain in the Target Funds until the earlier of (i) three (3) years after the Closing Date or (ii) with respect to any Target Fund, such time as the amount of seed money in such Target Fund comprises less than fifty percent (50%) of such Target Fund’s assets under management. The “seed money” amounts applicable to each Target Fund are as set forth in Schedule 5.7.

5.8 Subsequent Sale of the Business By Purchaser.

(a) Purchaser and Sellers agree that if the Business is sold (whether by merger, stock sale, sale of all or substantially all of the assets of the Business or otherwise), other than to a Person who was an Affiliate of Purchaser (a “Subsequent Sale Transaction”) prior to the consummation of such transaction, prior to the first anniversary of the Closing Date for a Subsequent Price (as determined pursuant to Section 5.8(c) below) that exceeds the sum of the Purchase Price and the Purchaser Cap Amount, then the Purchaser shall pay AAAMHI, immediately following the consummation of such Subsequent Sale Transaction, 50% of the positive difference of the Subsequent Price and the Purchase Price.

(b) In the event that a Subsequent Sale Transaction is consummated after the first anniversary, but prior to the second anniversary, of the Closing Date for a Subsequent Price that exceeds the Purchase Price, Purchaser shall at the closing of such transaction pay to AAAMHI the Purchaser Cap Amount, and the parties shall have no further obligations pursuant to Section 1.5 hereunder.

(c) For the purposes of this Section 5.8, the “Subsequent Price” shall equal:

(i)
in the case of a sale of assets or similar transaction, the fair market value as of the date of determination of aggregate net proceeds payable to the Purchaser (or any of its subsidiaries), after the payment of all corporate taxes and similar fees and charges, all transaction fees and expenses (including but not limited to accounting, legal and investment banking fees) and all costs and expenses incurred in connection therewith; or

(ii)
in the case of a merger, stock sale or similar transaction, the sum of (x) the fair market value as of the date of determination of the aggregate consideration (whether cash, notes stock or other securities) actually received by Purchaser or its stockholders minus all transaction fees and expenses (including but not limited to accounting, legal and investment banking fees) and all costs and expenses incurred by Purchaser or its stockholders in connection therewith, plus (y) without any duplication of amounts included pursuant to clause (x), the fair market value as of the date of determination of all the capital stock not transferred, if any, by the stockholders of the Purchaser in connection therewith;

provided, however, that in the event that after the Closing Date, but prior to the consummation of the Subsequent Sale Transaction, the purchaser has consummated additional material acquisitions, and the Subsequent Sale Transaction includes the businesses or assets acquired in such transactions, the “Subsequent Price” shall be the portion of the amount determined pursuant to clause (i) or (ii), as applicable, which is allocable to the Business as mutually agreed by Purchaser and AAAMHI (subject to Section 5.8(d), in the event that they are unable to mutually agree). For the purpose of calculating the fair market value of (x) any publicly traded equity securities issued as consideration, the fair market value of such securities shall equal the average closing trading price of such securities over the thirty-day period prior to the date of the consummation and (y) any other assets, the fair market value of such assets shall be as mutually agreed by Purchaser and AAAMHI (subject to Section 5.8(d), in the event that they are unable to mutually agree). To the extent that the Subsequent Price includes any escrowed or contingent consideration, such consideration shall be included for the purposes of calculation herein when and if paid to the Purchaser, its subsidiaries or any of their respective stockholders, and payment pursuant to Section 5.8(a) shall be made with respect to such portion of the Subsequent Price simultaneously with such payment to the Purchaser, its subsidiaries or any of their respective stockholders.

(d) The Purchaser shall deliver written notice of any Subsequent Sale not less than thirty (30) days prior to the consummation thereof, and to the extent that such transaction is contemplated to be consummated prior to the first anniversary of the Closing Date shall include, in reasonable detail, the terms and conditions of such transaction, including without limitation, the consideration to be received and the assets to be sold. If the contemplated closing of such Subsequent Sale is to occur prior to the first anniversary of the Closing Date, and either (x) the consideration to be received includes non-cash assets or (y) the sale includes subsequently acquired businesses of the Purchaser or its subsidiaries, then (1) Purchaser shall provide AAAMHI reasonable access (subject to an appropriate confidentiality agreement) to such information as necessary for it to determine the fair market value of any non-cash assets and/or the portion of the purchase price payable in such Subsequent Sale which is allocable to the Business and (2) the parties shall negotiate in good faith to resolve any issues regarding such fair market value and/or purchase price allocation (the “Disputed Items”). In the event that the parties are unable to agree within thirty (30) days of the delivery of the notice required by the first sentence of this Section 5.8(d) upon all Disputed Items, any such Disputed Items as to which they were unable to agree shall be determined by binding arbitration, subject to the same provisions as provided in Section 1.5(e).

ARTICLE 6. TAX MATTERS.

6.1 Tax Cooperation and Exchange of Information.

AAAMHI and Purchaser shall provide each other with such cooperation and information as either of them reasonably may request of the other (and Purchaser shall cause the Business to provide such cooperation and information) in filing any Tax Return, amended Tax Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes with respect to the Acquired Assets. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with related work papers and documents relating to rulings or other determinations by taxing authorities. Sellers and Purchaser shall make themselves (and their respective employees) reasonably available on a mutually convenient basis to provide explanations of any documents or information provided under this Section 6.1. Each of Sellers and Purchaser shall retain all Tax Returns, work papers and all material records or other documents in its possession (or in the possession of its Affiliates) relating to Tax matters of the Business for any taxable period that includes the Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions, or (ii) six (6) years following the due date (without extension) for such Tax Returns. After such time, before Sellers or Purchaser shall dispose of any such documents in their or its possession (or in the possession of their or its Affiliates), the other Party shall be given an opportunity, after ninety (90) days’ prior written notice, to remove and retain all or any part of such documents as such other Party may select (at such other Party’s expense). Any information obtained under this Section 6.1 shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding.

6.2 Conveyance and Personal Property Taxes.

(a) Sellers shall be liable for, shall hold Purchaser and its successors and permitted assigns and Affiliates harmless against, and agree to pay any and all sales, use, value-added, transfer, stamp, stock transfer, real property transfer or gains and similar Taxes that may be imposed upon, or payable or collectible or incurred in connection with, this Agreement and the transactions contemplated hereby.

(b) Personal property Taxes for any taxable period that includes the Closing Date shall be prorated between Sellers and Purchaser according to the number of days in such taxable period before the Closing Date and the number of days in such taxable period on or after the Closing Date. As and when such personal property Taxes become due and payable, Purchaser shall pay Sellers’ portion on behalf of Sellers, and Sellers shall reimburse Purchaser for such amount within ten (10) days of receiving notice of payment from Purchaser.

6.3 Allocation of Purchase Price.

The Purchase Price shall be allocated among the Acquired Assets as subsequently agreed by Purchaser and AAAMHI, which shall reflect the allocation methodology required by Section 1060 of the Code and the rules and regulations thereunder. Each of Purchaser and Sellers hereby agrees to timely file IRS Form 8594 based on the fair market values and allocations of the Purchase Price as subsequently agreed by Purchaser and AAAMHI and to act in accordance with the allocation set forth therein in the filing of all other Tax Returns for the tax year that includes the Closing Date, and any other forms or statements required by the Code, Treasury Regulations, the Internal Revenue Service or any applicable state or local or foreign governmental authority, and in the course of any Tax proceeding.

6.4 Miscellaneous.

(a) For Tax purposes, the Parties agree to treat all payments made under this Article 6 or under any other indemnity provisions contained in this Agreement, and for any breaches of representations, warranties, covenants or agreements, as adjustments to the Purchase Price.

(b) For purposes of this Article 6, all references to Purchaser, Sellers, Affiliates and the Business include successors.

ARTICLE 7. INDEMNIFICATION.

7.1 Indemnification by Sellers.

Subject to the limitations set forth in this Article 7, AAAMHI and AAIFS, jointly and severally with each other and with each of the other Sellers, and each of the other Sellers, severally but not jointly, shall indemnify Purchaser and its successors, permitted assigns and their respective Affiliates, officers, directors, agents and employees (collectively, the “Purchaser Indemnified Parties”) from and against any and all losses, costs, fines, liabilities, claims, penalties, damages and expenses (including reasonable legal fees and expenses incurred in the investigation and defense of claims and actions) (collectively, “Losses”) resulting from, in connection with or arising out of:

(a) any breach of any representation or warranty made by any Seller in Article 2 of this Agreement (including the Schedules) or in any closing certificate executed and delivered by any Seller in connection with this Agreement (disregarding, for purposes of this Section 7.1, any “materiality,” “in all material respects,” “Material Adverse Effect,” or similar qualification contained therein or with respect thereto for purposes of determining whether there has been a breach thereof);

(b) breach of any covenant made by any Seller in this Agreement;

(c) any Excluded Liabilities;

(d) regardless of any disclosure on the Schedules, arise from or relate to the LaSalle Litigation or the Trading Investigation;

(e) if the Working Capital Amount is less than $3,500,000 (the amount by which the Working Capital Amount is less than $3,500,000 shall, for such purposes, be deemed a Loss); or

(f) any action, suit or proceeding relating to any of the foregoing.

7.2 Purchaser’s Indemnification.

Subject to the limitations set forth in this Article 7 and Section 4.12, Purchaser shall indemnify and hold harmless Sellers and their respective successors, permitted assigns, Affiliates, officers, directors, agents and employees from and against and in respect of any and all Losses resulting from, in connection with or arising out of:

(a) any breach of any representation or warranty made by Purchaser in Article 3 of this Agreement or in any closing certificate executed and delivered by Purchaser in connection with this Agreement (disregarding, for purposes of this Section 7.1, any “materiality,” “in all material respects,” “Material Adverse Effect,” or similar qualification contained therein or with respect thereto for purposes of determining whether there has been a breach thereof and for purposes of calculating Losses with respect to any breach);

(b) any breach of any covenant made by Purchaser in this Agreement;

(c) any Assumed Liabilities; or

(d) any action, suit or proceeding relating to any of the foregoing.

7.3 Indemnification Procedures.

(a) Procedures Relating to Indemnification. In the event that a third party (including, without limitation, any Governmental Entity) files a lawsuit, enforcement action or other proceeding against a Person entitled to indemnification under this Article 7 (an “Indemnified Party”) or the Indemnified Party receives notice of, or becomes aware of, a condition or event that otherwise entitles such Party to the benefit of any indemnity hereunder in connection with a claim by a third party (including, without limitation, any Governmental Entity) (a “Third Party Claim”), the Indemnified Party shall give written notice thereof (the “Claim Notice”) promptly to each Party obligated to provide indemnification pursuant to this Article 7 (an “Indemnifying Party”). The Claim Notice shall describe in reasonable detail the nature of the claim, including an estimate, if practicable, of the amount of Losses that have been or may be suffered or incurred by the Indemnified Party attributable to such claim and the basis of the Indemnified Party’s request for indemnification under this Agreement.

(b) Conduct of Defense. An Indemnifying Party shall have the right to conduct at its expense the defense against such Third Party Claim in its own name, or, if necessary, in the name of the Indemnified Party, upon written notice thereof delivered to the Indemnified Party promptly after receipt of the applicable Claim Notice. When the Indemnifying Party conducts the defense, the Indemnified Party shall have the right to approve the defense counsel representing the Indemnifying Party in such defense, which approval shall not be unreasonably withheld or delayed. If the Indemnifying Party assumes the defense of any such Third Party Claim: (i) the Indemnifying Party shall proceed to defend such Third Party Claim in a diligent manner; and (ii) the Indemnifying Party shall be prohibited from compromising or settling the claim except in accordance with the provisions of Section 7(e) hereof. The Indemnifying Party shall have the right to withdraw from the defense of any Third Party Claim with respect to which the Indemnifying Party had previously delivered a notice at any time upon reasonable notice to the Indemnified Party.

(c) Conduct by Indemnified Party. Notwithstanding Section 7.3(b) hereof, in the event that (i) the Indemnifying Party elects in writing not to assume the defense of the Third Party Claim pursuant to Section 7.3(b), (ii) the Indemnifying Party withdraws from the defense of a Third Party Claim as contemplated by Section 7.3(b), or (iii) a conflict of interest exists which, under applicable principles of legal ethics, could reasonably be expected to prohibit a single legal counsel from representing both the Indemnified Party and the Indemnifying Party in such proceeding, the Indemnified Party shall have the right to conduct such defense in good faith at the Indemnifying Party’s expense with counsel reasonably acceptable to the Indemnifying Party, which acceptance shall not be unreasonably withheld or delayed.

(d) Cooperation. In the event that the Indemnifying Party elects to conduct the defense of such Third Party Claim in accordance with Section 7.3(b), the Indemnified Party shall cooperate with and make available to the Indemnifying Party (at such Indemnifying Party’s expense) such assistance, personnel, witnesses and materials as the Indemnifying Party may reasonably request. Regardless of which Party defends such Third Party Claim, the other Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing.

(e) Settlements.

(i)
Without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), the Indemnifying Party shall not enter into any settlement of any Third Party Claim if, pursuant to or as a result of such settlement, such settlement would result in any liability on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim, which offer the Indemnifying Party is permitted to settle under this Section 7.3, and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to the Indemnified Party to that effect. If the Indemnified Party objects to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer, plus other Losses paid or incurred by the Indemnified Party up to the point such notice had been delivered.

(ii)
Regardless of whether the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall not enter into any settlement of any Third Party Claim without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

7.4 Nature of Other Liabilities.

In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall promptly transmit to the Indemnifying Party a written notice describing in reasonable detail the nature of the claim and the basis of the Indemnified Party’s request for indemnification under this Agreement.

7.5 Certain Limitations on Remedies; Consequential Damages.

No Indemnified Party shall be entitled to assert any claim or claims for indemnification or reimbursement pursuant to this Article 7 (other than a claim under Section 7.1(e)) until such time as the aggregate amount of all claims by such Indemnified Party hereunder exceeds $300,000 (the “Basket”), at which time all such claims (including the Basket amount) may be asserted, subject to the other limitations set forth in this Article 7. In no event shall any Indemnified Party be entitled to indemnification or reimbursement pursuant to this Article 7 in an amount which, together with all previously indemnified amounts paid hereunder to such Indemnified Party and/or its Affiliates, exceeds the sum of $9,000,000 (the “SubCap”) plus, after final determination of the adjustment of the Purchase Price pursuant to Section 1.5, any Contingent Adjustment Remainder. Notwithstanding anything to the contrary in this Agreement, each Party acknowledges that (i) the foregoing limitations do not apply to any fraud by or on behalf of an Indemnifying Party or to any claim under Section 7.1(d) or 7.1(e) and (ii) except in the case of fraud, the indemnification provisions set forth in this Article 7 constitute the sole and exclusive recourse and remedy of the Indemnified Parties with respect to the breach of any representation, warranty, covenant or agreement contained in this Agreement or in any closing certificate executed and delivered in connection herewith or otherwise in connection with the transactions contemplated hereby. Notwithstanding anything contained herein to the contrary, no Party shall be liable to any Indemnified Party with respect to any exemplary or punitive damages other than with respect to any such damages claims by, or awards to, a third party other than any Party hereto or its Subsidiaries or Affiliates. For the purposes of calculating any consequential damages component of Losses, the Parties agree that such calculation shall be made with reference to a comparison between the value of the Business as of the Effective Date and the amounts paid to Sellers pursuant to Article 1 hereof.

7.6 Subrogation.

After any indemnification payment is made to any Indemnified Party pursuant to this Article 7, the Indemnifying Party shall, to the extent of such payment, be subrogated to all rights (if any) of the Indemnified Party against any third party in connection with the Losses to which such payment relates. Without limiting the generality of the preceding sentence, any Indemnified Party receiving an indemnification payment pursuant to the preceding sentence shall execute, upon the written request of the Indemnifying Party, any instrument reasonably necessary to evidence such subrogation rights.

7.7 Survival of Representations and Warranties.

The respective representations and warranties of each of the Parties to this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby and shall remain in full force and effect for a period of 24 months after the Closing Date (the “Survival Period”); provided that if a Claim Notice or written notice pursuant to Section 7.4 setting forth in reasonable detail an alleged breach relating to any representation or warranty is given to an Indemnifying Party during the Survival Period, then, notwithstanding anything to the contrary contained in this Section 7.7, the Indemnified Party shall be entitled to receive indemnification for the subject matter of such Claim Notice or written notice if such claim is resolved in favor of the Indemnified Party, even if the time of when such Claim Notice has been fully and finally resolved occurs after the Survival Period; provided, further, that in the event that a claim is limited because it exceeds the SubCap prior to determination of the Contingent Adjustment Remainder, such claim may be asserted and reserved prior to the end of the Survival Period pending final calculation of the Contingent Adjustment Remainder and affirmatively determined promptly thereafter.

ARTICLE 8. CONDITIONS TO CLOSING; TERMINATION.

8.1 Conditions to Obligations of Purchaser.

The obligation of Purchaser to consummate the Purchase and Sale under this Agreement is subject to the fulfillment, at or prior to the Closing, of the following conditions:

(a) Representations and Warranties of Sellers. The representations and warranties made by Sellers in this Agreement (including the Schedules), the Transaction Documents and in any certificate delivered by any Seller hereunder shall be true and correct on and as of the Effective Date and on and as of the Closing Date, as if again made by Sellers on and as of such date (in the case of this clause (a) without regard to any “material,” “in all material respects,” “Material Adverse Effect,” dollar amount, “$” or similar qualification contained therein or with respect thereto), except for inaccuracies that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(b) Performance of Sellers’ Obligations. Each Seller shall have delivered all documents and instruments described in Section 1.7 and shall have performed in all material respects all obligations required under this Agreement by Sellers on or prior to the Closing Date.

(c) Pending Proceedings. No injunction, restraining order or other ruling or order issued by any court of competent jurisdiction or Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

(d) Consents and Approvals. Those consents, waivers, authorizations and approvals set forth in Schedule 8.1(d) shall have been obtained (the “Consents”), and Sellers shall have delivered a copy of documents evidencing each such Consent to Purchaser.

(e) Advisory Contracts. The requisite approvals shall have been obtained for the Investment Advisory Contract and each Investment Subadvisory Contract. The Investment Advisory Contract and each Investment Subadvisory Contract shall have been executed and delivered to the Purchaser, and shall by its terms become effective upon the Closing Date.

(f) Trustee and Target Funds Shareholder Approvals. The Trustee Approval and Target Funds Shareholder Approval shall have been obtained for Target Funds having assets under management representing at least 90% of the assets under management of all Target Funds (calculated in each case, as of the Effective Date), and each such Target Fund shall have executed and delivered to Purchaser an Investment Advisor Agreement.

(g) Material Adverse Effect. No event, change, condition or other matter shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect with respect to any Seller or any Target Fund.

(h) Trustee Resignation. Julian Ide shall have resigned as Fund Trustee.

(i) Stockholder Approvals. The Stockholder Approvals shall have been obtained.

(j) Working Capital Amount. The Working Capital Amount shall be equal to or greater than $3,500,000.

8.2 Conditions to Obligations of Sellers.

The obligations of Sellers to consummate the Purchase and Sale under this Agreement are subject to the fulfillment, at or prior to the Closing, of the following conditions:

(a) Representations and Warranties of Purchaser. The representations and warranties made by Purchaser in this Agreement (including the Schedules), the Transaction Documents and in any Certificate delivered by the Purchaser hereunder shall be true and correct in all material respects on and as of the Effective Date and the Closing Date, as if again made by Purchaser on and as of such date (in the case of this clause (a) without regard to any “material,” “in all material respects,” “Material Adverse Effect,” dollar amount, “$” or similar qualification contained therein or with respect thereto), except to the extent the failure to be so true and correct would not reasonably be expected to impair the ability of Purchaser to consummate the Purchase and Sale.

(b) Performance of Purchaser’s Obligations. Purchaser shall have delivered all documents and instruments described in Section 1.8 and shall have otherwise performed in all material respects all obligations required under this Agreement to be performed by Purchaser on or prior to the Closing Date.

(c) Pending Proceedings. No injunction, restraining order or other ruling or order issued by any court of competent jurisdiction or Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

(d) Consent and Approvals. The Consents shall have been obtained.

(e) Trustee and Target Funds Shareholder Approvals. The Trustee Approval and Target Funds Shareholder Approval shall have been obtained for Target Funds having assets under management representing at least 90% of the assets under management of all Target Funds (calculated in each case, as of the Effective Date), and Purchaser shall have executed and delivered to each such Target Fund, an Investment Advisor Agreement .

(f) Stockholder Approvals. The Stockholder Approvals shall have been obtained.

8.3 Termination.

(a) Methods of Termination. This Agreement may, by written notice, be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(i)	by mutual consent of AAAMHI and Purchaser;

(ii)
by either Purchaser or Sellers, if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

(iii)
by Purchaser, at any time when any Seller is in breach of any covenant pursuant to this Agreement or in any schedule or documents delivered in connection herewith or if any representation or warranty of any Seller is false or misleading (except such as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect); provided that such condition is not the result of any breach of any covenant, representation or warranty of Purchaser set forth herein or in any closing certificate delivered pursuant to the terms hereof; and provided further that such breach shall not have been cured, in the case of a covenant, within ten (10) business days following receipt by the breaching Party of notice of such breach or, in the case of a representation or warranty which is reasonably capable of a cure without any adverse consequences with respect to the Business, the Acquired Assets, the Target Funds, the Acquisition or the rights of the Purchaser hereunder, on or prior to the date on which the conditions other than the accuracy of the representation and warranty in question would be satisfied for the Closing;

(iv)
by AAAMHI, at any time when Purchaser is in breach of any of its material covenants pursuant to this Agreement or if any representation or warranty of Purchaser is false or misleading in any material respect; provided that such condition is not the result of any breach of any covenant, representation or warranty of Sellers set forth in any Transaction Document; and provided further that such breach shall not have been cured, in the case of a covenant, within ten (10) business days following receipt by the breaching Party of notice of such breach or, in the case of a representation or warranty which is reasonably capable of a cure without any adverse consequences with respect to the Business, the Acquired Assets, the Target Funds, the Acquisition or the rights of the Sellers hereunder, on or prior to the date on which the conditions other than the accuracy of the representation and warranty in question would be satisfied for the Closing;

(v)	by Purchaser as permitted pursuant to Section 4.9;

(vi)
by either Purchaser or AAAMHI if the Closing has not occurred on or before December 31, 2006; provided, however, that the right to terminate this Agreement shall not be available to any Party whose breach (or breach by any Affiliate of such Party) of any covenant or agreement pursuant to this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

(vii)	by either Purchaser or AAAMHI if the Trustee Approval or Target Funds Shareholder Approval shall not have been obtained for all Target Funds on or before December 31, 2006.

(b) Procedure and Effect of Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 8, this Agreement shall become void and have no effect except that (a) the Confidentiality Agreement shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no Party shall be relieved or released from any liability or damages arising out of any breach of any covenant or agreement set forth in this Agreement by any Party prior to the date of termination, unless the termination is effected pursuant to Section 8.3(a)(i).

ARTICLE 9. MISCELLANEOUS PROVISIONS.

9.1 Successors and Assigns.

This Agreement shall inure to the benefit of, and be binding upon, the Parties hereto and their respective successors and permitted assigns; provided, however, that neither Party shall assign or delegate this Agreement or any of its rights or obligations created hereunder, except to an Affiliate, without the prior consent of the other Party, which consent shall not be unreasonably withheld or delayed.

9.2 Remedies.

Article 7 contains the exclusive remedies for all claims by and between the Parties relating to this Agreement (other than those pursuant to Section 5.4) and any closing certificate executed and delivered by the Parties in connection herewith and the transactions contemplated hereby, all of which claims shall be made pursuant to, and subject to, Article 7. Notwithstanding the foregoing, each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court having jurisdiction over the Parties and the matter in addition to any other remedy to which they may be entitled pursuant hereto.

9.3 Notices.

All notices, requests, consents, instructions and other communications required or permitted to be given hereunder shall be in writing and hand delivered, sent by nationally recognized, next-day delivery service or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below; receipt shall be deemed to occur on the date of actual receipt. All such communications shall be addressed as follows:

(a) if to Purchaser, as follows:

Highbury Financial Inc.
535 Madison Avenue, 19th Floor
New York, New York 10022
Attention: Richard Foote
Fax: (212) 688-2343

with a copy (which shall not constitute notice) to:

Bingham McCutchen, LLP
150 Federal Street
Boston, MA 02110
Attention: Michael A. Conza, Esq.
Fax: (617) 951-8736

(b) if to Sellers:

ABN AMRO Asset Management Holdings, Inc.
161 North Clark Street, 9th Floor
Chicago, Illinois 60601-2468
Attention: Seymour A. Newman
Fax: (312) 884-2449

with a copy (which shall not constitute notice) to:

Sonnenschein Nath & Rosenthal LLP
7800 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606-6404
Attention: Michael D. Rosenthal, Esq.
Fax: (312) 876-7934

or to such other address or Persons as the Parties may from time to time designate in writing in the manner provided in this Section 9.3.

9.4 Entire Agreement.

This Agreement, together with the Schedules and Exhibits attached hereto, the Confidentiality Agreement and the other Transaction Documents represent the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated herein and therein, and no representations, warranties or covenants have been made in connection with this Agreement, other than those expressly set forth herein and therein, or in the certificates delivered in accordance herewith or therewith. Except for the Confidentiality Agreement, this Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the Parties relating to the subject matter of this Agreement and such other agreements and all prior drafts of this Agreement and such other agreements, all of which are merged into this Agreement.

9.5 Amendments and Waivers.

This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Purchaser and Sellers or, in the case of a waiver, by the Party waiving compliance or by such Party’s representative. No delay on the part of either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of either Party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

9.6 Severability.

This Agreement shall be deemed severable and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

9.7 Headings.

The article and section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

9.8 Terms.

All references herein to Articles, Sections, Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. All references to singular or plural shall include the other as the context may require. Unless otherwise expressly stated, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, Subsection or other subdivision. The words “include” and “including” shall not be construed as terms of limitation. The word “or” shall mean “and/or” unless the context requires otherwise.

9.9 Reference to Sellers and Selected Funds.

(a) Notwithstanding anything herein, no Seller (other than AAAMHI and AAIFS) shall be deemed to have made any representation or warranty regarding, or any covenant or agreement with respect to, any other Seller or any portion of the Business, assets, liabilities, condition (financial and otherwise), prospects, relationships or operations of, or the Target Fund advised by, any other Seller, it being acknowledged and agreed that each Seller (other than AAAMHI and AAIFS) is making the representations and warranties and covenants and agreements contained herein on a several and not a joint basis solely as to such Seller and its business, assets, liabilities, condition (financial and otherwise), prospects, relationships and operations and with respect to the Target Funds which it advises. AAAMHI and AAIFS are making the representations and warranties and covenants and agreements contained herein, jointly and severally, regarding AAAMHI, AAIFS and all of the other Sellers and their respective, businesses, assets, liabilities, conditions (financial and otherwise), prospects, relationships and operations and with respect to the Target Funds which any of them advises.

(b) The Parties acknowledge and agree that the Sellers do not currently employ or engage an investment manager with respect to the Selected Funds. The Parties agree that the Seller shall have no obligations hereunder to employ an investment manager or following the Closing Date to otherwise take or refrain from taking any actions in connection with the operation, advising or sub-advising of the Selected Funds (including, without limitation, compliance with the covenants set forth in Section 4.2 hereof); provided, however, that Sellers agree to consult with Purchaser prior to taking any action specified in Section 4.2 with respect to the Selected Funds.

9.10 Governing Law; Jurisdiction and Venue.

This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to choice of Law principles. Each Party hereto hereby agrees that any proceeding relating to this Agreement and the transactions contemplated hereby shall be brought in a state court located in the borough of Manhattan in New York, New York or a federal court located in the borough of Manhattan in New York, New York. Each Party hereto hereby consents to personal jurisdiction in any such action brought in any such state or federal court, consents to service of process by registered mail made upon such Party and such Party’s agent and waives any objection to venue in any such state or federal court and any claim that any such state or federal court is an inconvenient forum.

9.11 Schedules and Exhibits.

The Schedules and Exhibits attached hereto are a part of this Agreement as if fully set forth herein.

9.12 No Third-Party Beneficiaries.

Except as expressly contemplated in this Agreement, this Agreement shall be binding upon and inure solely to the benefit of each Party hereto and nothing in this Agreement is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

9.13 Expenses.

Except as expressly provided otherwise in this Agreement, Sellers and Purchaser each shall bear its own respective transaction fees and expenses (including fees and expenses of legal counsel, accountants, investment bankers, brokers, finders or other representatives and consultants) incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby. Sellers agree to defend, indemnify and hold Purchaser harmless from and against any claim, demand, or cause of action for broker, finder or investment banker fees or commissions asserted by any Person or entity engaged by or claiming to be engaged by Sellers or any of their Affiliates in connection with the transactions contemplated hereby.

9.14 Construction.

The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against either Party.

9.15 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

9.16 Knowledge.

The representations, warranties, covenants and obligations of the Sellers, and the rights and remedies that may be exercised by the Purchaser Indemnified Parties based on such representations, warranties, covenants and obligations, will not be limited or affected by any investigation conducted by Purchaser or any agent of Purchaser with respect to, or any knowledge acquired (or capable of being acquired) by Purchaser or any agent of Purchaser at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to, the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver by Purchaser of any of the conditions set forth in Section 8.1 will not affect the provisions of this Section.

9.17 Definitions.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“ABN AMRO Funds” shall mean a registered open-end management investment company organized as a Delaware business trust and operating as a series fund, formed on September 10, 1993, and formerly known as the Alleghany Funds.

“Acquired Assets” shall mean all of the assets used or useful in, or otherwise related to, the Business, including, without limitation: (i) all of Sellers’ interest in all customer lists, prospectuses and marketing lists with respect to the Target Funds, (ii) those assets listed on Schedule 1.1, (iii) all of Sellers’ interest in the Separately Managed Accounts including all books and records and related contracts, and (iv) the assigned contracts, Business Proprietary Rights (other than the Retained Names and Marks), books and records related to the servicing of the Target Funds and the furniture, fixtures and equipment used in the Business; provided that Acquired Assets shall not include the Excluded Assets.

“Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.

“Affiliate” of any Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“Alternative Investment Vehicle” shall mean (i) any collective investment vehicle (such as a hedge fund, venture capital fund or private equity fund) in which a material portion of the consideration to be received by the investment adviser, manager, or general partner consists of an interest in the profits of the vehicle and (ii) any collective investment vehicle (such as a side car, side-by-side or friends and family fund) which is managed on a parallel basis with any of the foregoing but which may not provide the investment adviser, manager, or general partner an interest in the profits thereof.

“Approved Target Funds” means those Target Funds for which the Trustee Approval and the Target Funds Shareholder Approval has been obtained and is in effect as of the Closing, and new funds or classes of funds which are advised by Purchaser and sub-advised by Sellers following the Closing.

“Assumed Liabilities” shall mean those liabilities of the Business specifically identified on Schedule 1.3 hereto.

“Calculation Date” shall mean the last day of the month during which the second anniversary of the Closing Date occurs.

“Calculation Date Revenue” means two times the aggregate investment advisory fees generated under the Investment Advisory Contract applicable to the Approved Target Funds during the Determination Period, less two times the aggregate amount of any fee waivers, reimbursement obligations and/or similar offsets or arrangements effected during the Determination Period.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Information” shall mean all trade secrets and other proprietary or confidential information of the Business including, without limitation, all (i) financial statements, cost reports and forecasts of the Business, (ii) contract proposals, bidding information and negotiating strategies of the Business, (iii) pricing structures of the Business, (iv) policies and procedures of the Business, (v) management systems and procedures of the Business, (vi) business plans and projections of the Business, (vii) lists of, or other nonpublic information regarding, actual or potential products and customers of the Business, (viii) the terms of this Agreement or any other contract or agreement of Sellers relating solely to the Business, (ix) inventions and discoveries, (x) all information related to the Business the confidentiality of which Sellers are required (whether by law, contract or otherwise) to maintain, and (xi) other documents, writings, memoranda, illustrations, designs, plans, processes, programs, computer software, reports, customer lists, trade secrets and all other valuable or unique information and techniques acquired, developed or used by Sellers solely with respect to the Business relating to their respective operations, employees and customers that is (a) sufficiently secret to derive economic value, actual or potential, from not being generally known to other Persons who can obtain economic value from its disclosure or use and (b) the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality. Notwithstanding the foregoing, the following will not constitute “Confidential Information” for purposes of this Agreement: (w) Confidential Information which was legally already in Purchaser’s possession prior to its receipt from Seller; (x) Confidential Information which is legally obtained by Purchaser from a third person; (y) Confidential Information which is required to be disclosed by Law, a court or other Governmental Entity; and (z) Confidential Information which is or becomes publicly available through no fault of Purchaser.

“Contingent Adjustment Amount” shall mean the amount calculated pursuant to Section 1.5(c).

“Contingent Adjustment Remainder” shall mean the amount, if any, equal to $3,800,000 less any amount paid by Sellers to Purchaser pursuant to Section 1.5.

“Designated Employee” shall mean those Persons listed on Schedule 4.2(j).

“Determination Period” means the six (6) month period ending on, and including, the Calculation Date.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Excluded Assets” shall mean (i) the rights of Sellers under this Agreement and any other agreement or document executed by Sellers in connection with this Agreement, (ii) all of Sellers’ consolidated cash and cash equivalents, other than the cash included in the Acquired Assets necessary to provide the Working Capital Amount of $3,500,000, (iii) all of Sellers’ receivables accrued through the close of business on the day preceding the Closing Date, (iv) the minute books and stock ledgers of the Sellers, (v) all rights, demands, claims, actions and causes of action (whether for personal injuries or property, consequential or other damages of any kind) that Sellers or any of their Affiliates may have, on or after the date hereof, against any Governmental Entity for refund or credit of any type with respect to Taxes for any pre-Closing tax period, (vi) the capital stock of Sellers and their Affiliates, (vii) any contracts of Sellers evidencing funded indebtedness of Sellers, (viii) any and all rights accruing and/or payments received or receivable under any director’s and officer’s liability policies that name the Sellers as beneficiaries, (ix)  rights, assets and contracts that are not in any manner related to, or used in, the Business, (x) any investment advisory and sub-advisory contracts and agreements which do not directly or indirectly relate to the Target Funds, (xi) rights under insurance policies maintained by, or for the benefit of, Sellers or their Affiliates (other than the Target Funds), and (xii) such other assets of Sellers specifically listed on Schedule 1.2 hereto.

“Excluded Funds” shall mean those funds held, advised or subadvised by any Seller as of the Closing Date that are listed on Exhibit A-3 hereto; provided that in order to remain an Excluded Fund pursuant to this Agreement such fund must be continuously operated in substantially the same manner, and must be of substantially the same nature, in each case as it is as of the Effective Date, including that such fund must (i) if a money market fund, remain a money market fund; (ii) be marketed to the same class of investors and in the same geographic area as on the Effective Date; and (iii) maintain substantially similar investment objectives as are in effect on the Effective Date.

“Excluded Liabilities” shall mean all of the liabilities, obligations and duties of Sellers of any kind whatsoever, whether or not accrued or fixed, absolute or contingent, or determined or determinable, other than the liabilities specifically included in the definition of Assumed Liabilities. Without limiting the generality of the foregoing, Excluded Liabilities shall include all liabilities, obligations and duties of Sellers that are not Assumed Liabilities.

“Exhibits” shall mean the exhibits attached hereto and made a part of this Agreement.

“GAAP” shall mean generally accepted accounting principles in effect in the United States of America at the time of determination, and which are consistently applied.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial (including courts), regulatory or administrative functions of government.

“Income Tax” means any Tax imposed on, or measured by, net income.

“Income Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Income Tax, including any schedule or attachment thereto, and including any amendment thereof.

“Independent Accounting Firm” means PriceWaterhouseCoopers LLP.

“Investment Advisory Contract” or “Investment Advisory Contracts” shall mean individually or collectively those fee generating agreements entered into between Purchaser and each Target Fund in connection with the transactions contemplated by this Agreement substantially in the form attached hereto as Exhibit M, with such economic terms as set forth in Schedule 9.17 hereto.

“Investment Subadvisory Contract” or “Investment Subadvisory Contracts” shall mean individually or collectively those fee generating agreements entered into between Purchaser and each Selling Registered Adviser in connection with the transactions contemplated by this Agreement substantially in the form attached hereto as Exhibit I, with such economic terms as set forth in Schedule 9.17 hereto.

“Knowledge” (or any form of such term, such as “Knows,” “Known,” etc.) as used in this Agreement with respect to Sellers’ awareness of the presence or absence of a fact, event or condition shall mean actual, then present knowledge of Stuart Bilton, Kenneth Anderson, Gerald Dillenburg, Christine Dragon and Seymour Newman or any facts or circumstances that would be known after due inquiry or with respect to Purchaser’s awareness of the presence or absence of a fact, event or condition shall mean actual, then present knowledge of Bruce Cameron, Richard Foote, and Bradley Forth or any facts or circumstances that would be known after due inquiry.

“LaSalle Litigation” shall mean any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise arising out of, or relating to the conversion of LaSalle Bank, N.A. individual managed accounts and/or common trust funds to the Rembrandt Funds family of mutual funds (the “Conversion”), including but not limited to the Hughes federal litigation (Hughes v. LaSalle Bank, N.A., 02 Civ. 684 (S.D.N.Y.)) and related state action (Hughes v. LaSalle Bank, N.A., Index No. 105423/01 (N.Y. Supreme Ct., N.Y. County)) or any regulatory, administrative or legal proceedings, including without limitation arbitrations, shareholder class actions, derivative actions or other litigation arising out of or related to the Conversion.

“Law” or “Laws” means any federal, state and foreign laws, statutes, regulations, rules, ordinances, decrees, injunctions, orders and judgments.

“Lien” shall mean any mortgage, pledge, lien, security interest or other encumbrance.

“Material Adverse Effect” means, with respect to Sellers, any change, event or effect (a) that is materially adverse to the Business or to the assets, financial condition, liabilities, results of operations or prospects of the Business taken as a whole, or (b) that would have a material adverse effect on the ability of Sellers to consummate the transactions contemplated by this Agreement, in each case other than, solely for purposes of Sections 8.1(a) and 8.1(h), any change, event or effect to the extent arising from or relating to (i) the United States or the global economy or securities markets in general, (ii) acts of terrorism or war (whether or not declared) occurring after the date hereof, (iii) the industry in which Sellers operate generally (and which are not specific to the Business and which do not affect the Business disproportionately as compared to other companies which compete with the Business), or (iv) changes in any applicable Law or accounting principles after the date hereof.

“Non-Competition Agreements” means those certain Employee Noncompetition, Nonsolicitation and Nondisclosure Agreements between AAAMHI or AAIFS and those Persons listed on Schedule 4.13(a) which shall be assigned to the Purchaser as of the Closing Date.

“Party” and “Parties” mean a party or the parties to this Agreement set forth on the signature page hereof.

“Permitted Liens” as used in this Agreement shall mean those Liens listed on Schedule 1.5, consisting of (i) Liens that are purchase money, workmen’s or similar Liens arising in the ordinary course of business, and (ii) Liens reflected in the Fund Financial Statements (which have not been discharged).

“Person” shall mean any individual, partnership, corporation, company, limited liability company, trust or other entity.

“Proprietary Rights” means all patents, patent applications, patent disclosures, technology and inventions; trademarks, service marks, trade dress, logos, trade names, corporate names and Internet domain names, together with all goodwill associated therewith (including all translations, adaptations, derivations and combinations of the foregoing); copyrights and copyrightable works; and registrations, applications and renewals for any of the foregoing; provided that Proprietary Rights do not include any Retained Names and Marks.

“Purchaser Cap Amount” shall mean $3,800,000.

“Record Date” means the applicable determination date, as determined by the trustees for each applicable Target Fund, for which the holders of the shares of such Target Fund are declared for purposes of voting on whether to approve the transaction proposals contemplated by this Agreement.

“Restricted Period” shall mean (y) for each Seller (or any of their Subsidiaries) the longer of five (5) years or one (1) year after its termination as a sub-adviser of the applicable Target Funds and (z) for all other Affiliates of Seller, five (5) years.

“SAI” means Statement of Additional Information.

“Schedules” means the disclosure schedules attached hereto and made a part of this Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

“Selected Funds” shall mean the Target Funds which are indicated to be Selected Funds on Exhibit A-1.

“Seller Cap Amount” shall mean $3,800,000.

“Selling Registered Adviser” shall mean each of the Sellers other than AAAMHI and AAIFS.

“Separately Managed Accounts” shall mean a group of smaller client accounts for which AAMI and its subadvisors provide portfolio design and construction which are listed on Exhibit A-2.

“Separately Managed Account Contract” shall mean individually or collectively those fee generating agreements entered into between Purchaser and the clients of the Separately Managed Accounts.

“Stockholder Approval” means the approval of the transactions contemplated by this Agreement by the stockholders of Purchaser holding the requisite number of shares necessary to approve such transactions; provided however that Stockholder Approval shall not be deemed to have been obtained if public stockholders of Highbury Financial Inc. owning twenty percent (20%) or more of the shares purchased by such public stockholders both vote against the transactions contemplated by this Agreement and exercise their conversion rights to convert their stock into an allocable share of the Highbury Financial Inc. trust account.

“Sub-Advisory License Agreements” means those License Agreements between Purchaser and each Seller serving as a subadvisor, executed, delivered and effective as of the Closing, in the form attached hereto as Exhibit C.

“Subsidiary” of any Party shall mean (a) a corporation, a majority of the voting or capital stock of which is, at the time, directly or indirectly owned by such Party and (b) any other Person (other than a corporation) in which such Party, directly or indirectly, (i) owns a majority of the equity or other interest thereof and (ii) has the power to elect or direct the election of a majority of the members of the governing body of such Person or otherwise has control over such Person (e.g., as the managing partner of a partnership).

“Target Fund” or “Target Funds” shall mean those series of the ABN AMRO Funds set forth on the attached Exhibit A-1.

“Target Funds Shareholders” means those shareholders holding shares in Target Funds as of the Record Date.

“Target Funds Shareholder Approval” means, with respect to any Target Fund, the approval of the transactions contemplated by this Agreement by Target Funds Shareholders holding the requisite number of shares necessary to approve such transactions, including, without limitation, the approval of the Investment Advisory Contracts and Investment Subadvisory Contracts.

“Target Revenue” shall mean $38,000,000.

“Tax” and “Taxes” means any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, sales, use, transfer, gains, goods and services, value-added, registration, stamp, recording, commodity, documentary, franchise, license, excise, employment, employee health, payroll, withholding or minimum tax, or any other tax of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity.

“Tax Return” means any return, report or similar statement required to be filed with respect to any Taxes (including any attached Schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.

“Trading Investigation” shall mean any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise arising out of, or relating to any frequent trading or late trading in any of the Target Funds occurring prior to the Closing Date, including but not limited to any actions brought by the New York Attorney General or any shareholder class actions, derivative actions or other litigation arising out of the same or similar allegations.

“Transaction Documents” means this Agreement, the Confidentiality Agreement, Transition Services Agreement, Investment Advisory Contracts, the Separately Managed Account Contracts, the Investment Subadvisory Contracts, the Sub-Advisory License Agreements and all other agreements, instruments, certificates and other closing documents entered into or delivered by either Party pursuant to the terms of this Agreement.

“Trustee Approval” shall mean the approval of the transactions contemplated by this Agreement (including, without limitation, the Investment Advisory Contracts and the Investment Subadvisory Contracts) by the requisite percentage of the trustees of each of the Target Funds, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Target Funds, in accordance with the charter and bylaws of the ABN AMRO Funds and the applicable provisions of the 1940 Act.

“Working Capital” shall mean the current assets less the current liabilities of the Business immediately after the Closing as calculated according to GAAP; provided that all assets and liabilities of the Purchaser existing immediately prior to the Closing shall be ignored for purposes of such calculation and provided further that any non-cash assets will be included in “Working Capital” only if and to the extent approved by Purchaser in writing.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

ASTON ASSET MANAGEMENT LLC

By: Highbury Financial Inc.
Its: Managing Member
By: /s/ Richard S. Foote
Name: Richard S. Foote
Title: President and Chief Executive Officer

HIGHBURY FINANCIAL INC.

By: /s/ Richard S. Foote
Name: Richard S. Foote
Title: President and Chief Executive Officer

ABN AMRO ASSET MANAGEMENT HOLDINGS, INC.

By: /s/ Nancy J. Holland
Name: Nancy J. Holland
Title: President

ABN AMRO INVESTMENT FUND SERVICES, INC.

By: /s/ Seymour A. Newman
Name: Seymour A. Newman
Title: Treasurer

ABN AMRO ASSET MANAGEMENT, INC.

By: /s/ Nancy J. Holland
Name: Nancy J. Holland
Title: President

TAMRO CAPITAL PARTNERS LLC

By: /s/ Seymour A. Newman
Name: Seymour A. Newman
Title: Treasurer

VEREDUS ASSET MANAGEMENT LLC

By: /s/ James R. Jenkins
Name: James R. Jenkins
Title: Vice President and Chief Operating Officer

RIVER ROAD ASSET MANAGEMENT, LLC

By: /s/ R. Andrew Beck
Name: R. Andrew Beck
Title: President

MONTAG & CALDWELL, INC.

By: /s/ William A. Vogel
Name: William A. Vogel
Title: Chief Executive Officer

Asset Purchase Agreement

Exhibit A-1

TARGET FUNDS

Legal Fund Name	Fund #	Ticker	CUSIP	Authorized Capital Stock as of the Capitalization Date	Par Value	Issued and Outstanding Stock as of the Capitalization Date
ABN AMRO / Balanced Fund - Class N*	131	CHTAX	00078H364	Unlimited	10.84	15,956,854
ABN AMRO / Bond Fund-Class I*	220	CTBIX	00078H331	Unlimited	9.69	7,521,683
ABN AMRO / Bond Fund-Class N*	120	CHTBX	00078H323	Unlimited	9.69	14,324,323
ABN AMRO / Growth Fund-Class I	233	CTGIX	00078H398	Unlimited	22.97	19,571,803
ABN AMRO / Growth Fund-Class N	133	CHTIX	00078H380	Unlimited	22.66	39,203,490
ABN AMRO / Growth Fund-Class R	933	CCGRX	00078H422	Unlimited	22.53	49,807
ABN AMRO / High Yield Bond Fund - Class I	222	ABHBX	00078H166	Unlimited	9.95	1,014,187
ABN AMRO / High Yield Bond Fund - Class N	122	AHBNX	00078H174	Unlimited	9.95	1,107,315
ABN AMRO / Investment Grade Bond Fund - Class I*	221	IOFIX	00078H455	Unlimited	9.14	3,547,129
ABN AMRO / Investment Grade Bond Fund - Class N*	121	ANVGX	00078H182	Unlimited	9.14	397,565
ABN AMRO / Mid Cap Fund-Class I	232	ABMIX	00078H158	Unlimited	23.30	3,145,915
ABN AMRO / Mid Cap Fund-Class N	132	CHTTX	00078H315	Unlimited	23.21	23,633,216
ABN AMRO / Mid Cap Growth Fund - Class N	147	ABMGX	00080Y306	Unlimited	n/a	n/a
ABN AMRO / Municipal Bond Fund - Class N*	110	CHTMX	00078H356	Unlimited	10.25	6,737,272
ABN AMRO / Real Estate Fund-Class I	243	AARIX	00080Y108	Unlimited	16.23	2,015,976
ABN AMRO / Real Estate Fund-Class N	143	ARFCX	00078H620	Unlimited	16.23	3,379,786
ABN AMRO / Value Fund - Class I	240	AAVIX	00080Y207	Unlimited	12.16	15,847,421
ABN AMRO / Value Fund - Class N	140	RVALX	00078H844	Unlimited	12.15	7,870,288
ABN AMRO / Montag & Caldwell Balanced Fund - Class N	130	MOBAX	00078H273	Unlimited	16.41	2,971,503
ABN AMRO / Montag & Caldwell Growth Fund-Class N	134	MCGFX	00078H299	Unlimited	23.35	42,491,792
ABN AMRO / Montag & Caldwell Growth Fund - Class R	934	MCRGX	00078H414	Unlimited	23.23	30,250
Montag & Caldwell Balanced Fund - Class I	230	MOBIX	00078H265	Unlimited	16.39	1,196,640
Montag & Caldwell Growth -Class I	234	MCGIX	00078H281	Unlimited	23.44	73,705,906
ABN AMRO / River Road Dynamic Equity Income Fund - Class N	161	ARDEX	00078H133	Unlimited	9.91	537,264
ABN AMRO / River Road Small Cap Value Fund - Class N	160	ARSVX	00078H125	Unlimited	10.28	612,567
ABN AMRO / TAMRO Large Cap Value Fund - Class N	139	ATLVX	00078H224	Unlimited	12.40	1,741,693
ABN AMRO / TAMRO Small Cap Fund-Class I	238	ATSIX	00078H141	Unlimited	15.67	729,705
ABN AMRO / TAMRO Small Cap Fund-Class N	138	ATASX	00078H216	Unlimited	15.63	9,529,315
ABN AMRO / Veredus Aggressive Growth Fund-Class I	235	AVEIX	00078H240	Unlimited	18.57	8,417,786
ABN AMRO / Veredus Aggressive Growth Fund-Class N	135	VERDX	00078H257	Unlimited	18.35	29,938,438
ABN AMRO / Veredus SciTech Fund - Class N	137	AVSTX	00078H232	Unlimited	7.11	640,396
ABN AMRO / Veredus Select Growth Fund - Class N	144	AVSGX	00078H489	Unlimited	11.88	1,116,878

*	Selected Funds

ANNEX B

April 20, 2006

Highbury Financial Inc.
535 Madison Avenue, 19th Floor
New York, New York 10022
Attention: Richard Foote
Fax: (212) 688-2343

Re:	Side Letter Agreement - Veredus / Non-Compete Amendment

Dear Mr. Foote:

Reference is made to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 20, 2006 (the “Effective Date”), made by and among Highbury Financial Inc., a Delaware corporation, Aston Asset Management LLC, a Delaware limited liability company (collectively, the “Purchaser”), ABN AMRO Asset Management Holdings, Inc., a Delaware corporation , ABN AMRO Investment Fund Services, Inc., a Delaware corporation , ABN AMRO Asset Management, Inc., an Illinois corporation , Montag & Caldwell, Inc., a Georgia corporation , Tamro Capital Partners LLC, a Delaware limited liability company , Veredus Asset Management LLC, a Kentucky limited liability company (“Veredus”), and River Road Asset Management, LLC, a Delaware limited liability company . Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

As a condition to Veredus entering into the Purchase Agreement, Purchaser and Veredus hereby agree as follows:

1.    Notwithstanding Section 5.4 of the Purchase Agreement to the contrary, Veredus shall not be restricted by such Section 5.4 from engaging in any and all activities, business, investment or otherwise, provided that Veredus shall not, directly or indirectly,: (i) advise, sub-advise, sponsor, or own a Mutual Fund managed in a similar style to the Veredus Aggressive Growth Fund; or (ii) use or permit the use of any Retained Names & Marks with respect to any Mutual Fund (other than in connection with the Target Funds) until the earlier of (x) the fifth anniversary of the Closing Date and (y) the date on which Veredus ceases to sub-advise all Target Funds which it had previously advised as the result of its termination as a subadvisor by the Purchaser or the board of trustees of such Target Fund without reasonable cause.

2.    Notwithstanding Section 5.5 of the Purchase Agreement, Purchaser agrees not to solicit or hire any employees of Veredus during the period commencing on the date hereof and ending on the earlier of the fifth anniversary of the Closing Date or the termination of the Purchase Agreement in accordance with its terms.

3.    Veredus shall not be subject to the obligations of Section 4.13 of the Purchase Agreement.

4.    Notwithstanding Sections 4.10 and 5.6(a), Veredus, its Affiliates, owners, directors and officers shall be permitted to purchase or sell an interest in Veredus (a “Veredus Transaction”), regardless of whether such sale or purchase results, or is deemed to result, in a “change of control” of Veredus and whether structured as a sale or transfer of membership interests, a merger or otherwise; provided that (x) the consummation of a Veredus Transaction does not (i) result in the transfer (other than a deemed transfer) of any of the Acquired Assets, (ii) result in the termination of any Investment Subadvisory Agreement to which Veredus is a party or otherwise result in an inability of Veredus to serve as an adviser of the Target Funds which it advises, at any time prior the first to occur of the Closing and termination of the Purchase Agreement or a sub-adviser of any such Target Funds following the Closing or (iii) otherwise result in the inability of Veredus (or, to the extent applicable, the acquiring party) to complete the transactions contemplated by, and comply with the provisions of the Purchase Agreement and the Investment Subadvisory Agreement between Purchaser and Veredus and (y) the acquiring party in the Veredus Transaction agrees in writing with Purchaser that Veredus (and to the extent applicable, such acquiring party) shall continue to be bound by the Purchase Agreement. Furthermore, notwithstanding the provisions of Section 5.6(a), except as otherwise required by law, the consummation of a Veredus Transaction which complies with the provisos set forth in the preceding sentence shall not constitute a basis for termination of the Investment Subadvisory Agreement to which it will be a party or a breach thereunder.

This letter agreement shall constitute the binding and enforceable obligation of Purchaser and Veredus and is not superseded or replaced by the terms of the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement. The provisions in this letter agreement shall be effective upon the Effective Date and if the Closing does not occur for any reason, or the Purchase Agreement is terminated in accordance with its terms, this letter agreement shall also be automatically terminated contemporaneously therewith, and shall be null and void and of no legal effect, such that neither party shall have any obligations hereunder. This letter agreement shall be binding upon the parties to this letter agreement and their successors and assigns; provided, that this letter agreement shall automatically terminate in the event that (i) any other Seller or Affiliate of any other Seller becomes the successor to Veredus (other than a direct or indirect wholly owned subsidiary of Veredus), (ii) any other Seller or any Affiliate of any other Seller becomes the owner of in excess of 50% of the outstanding equity interests in Veredus or (iii) in the event of any assignment hereof to any other Seller or Affiliate of any other Seller.

This letter agreement shall be governed by the laws of the State of New York, without regard to its conflicts of law rules.

If the foregoing accurately reflects the agreement, please execute one copy of this letter agreement and return it to us, whereupon this letter agreement shall become a binding agreement between the parties.

VEREDUS ASSET MANAGEMENT LLC

By: /s/ James R. Jenkins
Name: James R. Jenkins
Title: Vice President and Chief Operating Officer

Acknowledged and Accepted:

ASTON ASSET MANAGEMENT LLC

By: Highbury Financial Inc.
Its: Managing Member
By: /s/ Richard S. Foote
Name: Richard S. Foote
Title: President and Chief Executive Officer

HIGHBURY FINANCIAL INC.

By:      /s/ Richard S. Foote

Name: Richard S. Foote
Title:   President and Chief Executive Officer

Side Letter - Veredus / Non-Compete

ANNEX C

April 20, 2006

Highbury Financial Inc.
535 Madison Avenue, 19th Floor
New York, New York 10022
Attention: Richard Foote
Fax: (212) 688-2343

Re:	Side Letter Agreement - River Road / Non-Compete Amendment and Assets Under Management

Dear Mr. Foote:

Reference is made to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 20, 2006 (the “Effective Date”), made by and among Highbury Financial Inc., a Delaware corporation, Aston Asset Management LLC, a Delaware limited liability company (collectively, the “Purchaser”), ABN AMRO Asset Management Holdings, Inc., a Delaware corporation , ABN AMRO Investment Fund Services, Inc., a Delaware corporation , ABN AMRO Asset Management, Inc., an Illinois corporation , Montag & Caldwell, Inc., a Georgia corporation , Tamro Capital Partners LLC, a Delaware limited liability company , Veredus Asset Management LLC, a Kentucky limited liability company , and River Road Asset Management, LLC (“River Road”), a Delaware limited liability company . Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

As a condition to River Road entering into the Purchase Agreement, Purchaser and River Road hereby agree as follows:

1.    Notwithstanding Section 5.4 of the Purchase Agreement to the contrary, River Road shall not be restricted by such Section 5.4 from engaging in any and all activities, business, investment or otherwise, including advisory or sub-advisory of mutual funds, provided that, for a period of five years following the Closing Date, or such earlier date that a given River Road Target Fund is no longer generally available to investors or such earlier date that River Road is terminated as sub-advisor to a given River Road Target Fund, River Road shall not, directly or indirectly: (i) sponsor or own a Mutual Fund managed in a similar style to the River Road Small Cap Value or the River Road Dynamic Equity Income strategies; or (ii) use or permit the use of any Retained Names & Marks with respect to any single manager Mutual Fund managed in a similar style to the River Road Small Cap Value or the River Road Dynamic Equity Income strategies (other than in connection with the Target Funds).

2.    Notwithstanding Section 5.5 of the Purchase Agreement, Purchaser agrees not to solicit or hire any employees of River Road during the period commencing on the date hereof and ending on the earlier of the fifth anniversary of the Closing Date or the termination of the Purchase Agreement in accordance with its terms.

3.    River Road shall not be subject to the obligations of Section 4.13 of the Purchase Agreement.

4.    Notwithstanding Sections 4.10 and 5.6(a), River Road, its Affiliates, owners, directors and officers shall be permitted to purchase or sell an interest in River Road (a “River Road Transaction”), regardless of whether such sale or purchase results, or is deemed to result, in a “change of control” of River Road and whether structured as a sale or transfer of membership interests, a merger or otherwise; provided that (x) the consummation of a River Road Transaction does not (i) result in the transfer (other than a deemed transfer) of any of the Acquired Assets, (ii) result in the termination of any Subadvisory Agreement to which River Road is a party or otherwise result in an inability of River Road to serve as an adviser of the Target Funds which it advises, at any time prior the first to occur of the Closing and termination of the Purchase Agreement or a sub-adviser of any such Target Funds following the Closing or (iii) otherwise result in the inability of River Road (or to the extent applicable, such acquiring party) to complete the transactions contemplated by, and comply with the provisions of the Purchase Agreement and the Investment Subadvisory Agreement between Purchaser and River Road and (y) the acquiring party in the River Road Transaction agrees in writing with Purchaser that River Road (and to the extent applicable, such acquiring party) shall continue to be bound by the Purchase Agreement. Furthermore, notwithstanding the provisions of Section 5.6(a), except as otherwise required by law, the consummation of a River Road Transaction which complies with the provisos set forth in the preceding sentence shall not constitute a basis for termination of the Investment Subadvisory Agreement to which it will be a party or a breach thereunder.

This letter agreement shall constitute the binding and enforceable obligation of Purchaser and River Road and is not superseded or replaced by the terms of the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement. The provisions in this letter agreement shall be effective upon the Effective Date and if the Closing does not occur for any reason, or the Purchase Agreement is terminated in accordance with its terms, this letter agreement shall also be automatically terminated contemporaneously therewith, and shall be null and void and of no legal effect, such that neither party shall have any obligations hereunder. This letter agreement shall be binding upon the parties to this letter agreement and their successors and assigns; provided, that this letter agreement shall automatically terminate in the event that (i) any other Seller or Affiliate of any other Seller becomes the successor to River Road (other than a direct or indirect wholly owned subsidiary of River Road), (ii) any other Seller or any Affiliate of any other Seller becomes the owner of in excess of 55% of the outstanding equity interests in River Road or (iii) in the event of any assignment hereof to any other Seller or Affiliate of any other Seller..

This letter agreement shall be governed by the laws of the State of New York, without regard to its conflicts of law rules.

If the foregoing accurately reflects the agreement, please execute one copy of this letter agreement and return it to us, whereupon this letter agreement shall become a binding agreement between the parties.

RIVER ROAD ASSET MANAGEMENT, LLC

By: /s/ R. Andrew Beck
Name: R. Andrew Beck
Title: President

Acknowledged and Accepted:

ASTON ASSET MANAGEMENT LLC

By: Highbury Financial Inc.
Its: Managing Member
By: /s/ Richard S. Foote
Name: Richard S. Foote
Title: President and Chief Executive Officer

HIGHBURY FINANCIAL INC.

By:      /s/ Richard S. Foote

Name: Richard S. Foote
Title:   President and Chief Executive Officer

Side Letter Agreement - River Road - Non-Compete

ANNEX D

April 20, 2006

Highbury Financial Inc.
535 Madison Avenue, 19th Floor
New York, New York 10022
Attention: Richard Foote
Fax: (212) 688-2343

Re:	Side Letter Agreement - Montag & Caldwell

Dear Mr. Foote:

Reference is made to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 20, 2006 (the “Effective Date”), made by and among Highbury Financial Inc., a Delaware corporation, Aston Asset Management LLC, a Delaware limited liability company (collectively, the “Purchaser”), ABN AMRO Asset Management Holdings, Inc., a Delaware corporation , ABN AMRO Investment Fund Services, Inc., a Delaware corporation , ABN AMRO Asset Management, Inc., an Illinois corporation , Montag & Caldwell, Inc. (“Montag”), a Georgia corporation , Tamro Capital Partners LLC, a Delaware limited liability company , Veredus Asset Management LLC, a Kentucky limited liability company , and River Road Asset Management, LLC, a Delaware limited liability company. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

In connection with Montag entering into the Purchaser Agreement, Purchaser and Montag hereby enter into this letter immediately after the effectiveness of the Purchase Agreement and hereby agree as follows:

1. Notwithstanding Section 5.4 of the Purchase Agreement to the contrary, Section 5.4 shall not restrict Montag from: (i) acting as sub-adviser to any multi-manager product or fund, or (ii) acting as the adviser or a sub-adviser to any Mutual Fund; provided, however, that prior to the fifth anniversary of the Closing Date, Montag may not (A) act as the sole adviser or as a sub-adviser to a mutual fund registered under the 1940 Act, other than the Target Funds, or (B) use or permit the use of the Retained Name & Marks with respect to any Mutual Fund, other than the Target Funds. Notwithstanding the foregoing, Montag may use the Retained Name and Marks prior to the fifth anniversary of the Closing Date in connection with any collective investment fund that is not registered under the 1940 Act that Montag sponsors (a “Montag CIV”), provided that Montag pays the Purchaser ten (10) basis points per annum on the aggregate amount of the assets invested in such Montag CIV by any investor who, together with such investor’s Related Parties, initially invests less than $40 million in such Montag CIV. Montag shall pay such ten (10) basis points solely with respect to the first $40 million that the investor invests in such Montag CIV and shall pay such amount until the earlier of the date on which the investor withdraws such assets from the Montag CIV or the fifth anniversary of the Closing Date. For purposes of this Paragraph 1, “Related Party” shall mean (1) with respect to any partnership, corporation, company, limited liability company, trust or other entity, any Affiliate of such entity, and (2) with respect to any natural person, any member of such person’s family or any partnership, trust or other entity, the beneficial interests in which are directly or indirectly owned solely by members of such person’s family.

2. Notwithstanding Section 5.4 of the Purchase Agreement, in the event that the Purchaser terminates an Investment Subadvisory Agreement between the Purchaser and Montag before the fifth anniversary of the Closing Date without Cause, (i) Montag shall immediately have the right (a) to act as the sole adviser or sole sub-adviser with respect to any mutual fund registered under the 1940 Act which is managed in a similar style to that of the fund subject to such terminated Investment Subadvisory Agreement, and (b) to use the Retained Name & Marks with respect to any product, fund or other investment vehicle for which it acts as sponsor, adviser or sub-adviser and which is managed in a similar style to that of the fund subject to such terminated Investment Subadvisory Agreement, and (ii) if such terminated Investment Subadvisory Agreement was with respect to the ABN AMRO / Montag & Caldwell Growth Fund, then Montag’s obligation to pay the Purchaser ten (10) basis with respect to any Montag CIV shall immediately terminate. For purposes of this paragraph 2, the term “Cause” shall mean any (i) material breach by Montag of the Investment Subadvisory Agreement, (ii) any material regulatory compliance issue arising from or relating to any action or inaction of Montag, (iii) any loss of key Montag personnel or (iv) any other event or circumstance of similar import or impact.

3. Purchaser agrees that, notwithstanding the provisions of Section 5.4(a)(iii) of the Purchase Agreement, Montag shall be permitted to accept funds from clients of Target Funds for purposes of creating a separately managed account managed in the style of any Target Fund sub-advised by Montag, without regard to the amount of total investment dollars that such client and his, her or its Affiliates collectively provide Montag for investment in such account, provided that with respect to any such investment made during the Restricted Period (i) such investor provides Purchaser with a letter of intent with respect to such investment, which letter on intent includes a representation by such investor that Montag did not, directly or indirectly, solicit such investment and (ii) Montag shall pay the Purchaser ten (10) basis points per annum on the aggregate amount of the assets so invested until the earlier of (x) the fifth anniversary of the date of such initial investment or (y) the date on which such investor withdraws such assets from management by Montag.

This letter agreement shall constitute the binding and enforceable obligation of Purchaser and Montag and is not superseded or replaced by the terms of the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement. The provisions in this letter agreement shall be effective upon the Effective Date and if the Closing does not occur for any reason, or the Purchase Agreement is terminated in accordance with its terms, this letter agreement shall also be automatically terminated contemporaneously therewith, and shall be null and void and of no legal effect, such that neither party shall have any obligations hereunder. This letter agreement shall be binding upon the parties to this letter agreement and their successors and assigns; provided, that this letter agreement shall automatically terminate in the event that (i) any other Seller or Affiliate of any other Seller becomes the successor to Montag (other than a direct or indirect wholly owned subsidiary of Montag) or (ii) in the event of any assignment hereof to any other Seller or Affiliate of any other Seller.

This letter agreement shall be governed by the laws of the State of New York, without regard to its conflicts of law rules.

If the foregoing accurately reflects the agreement, please execute one copy of this letter agreement and return it to us, whereupon this letter agreement shall become a binding agreement between the parties.

MONTAG & CALDWELL, INC.

By:	/s/ William A. Vogel
Name: William A. Vogel
Title: Chief Executive Officer

Acknowledged and Accepted:

ASTON ASSET MANAGEMENT LLC

By: Highbury Financial Inc.
Its: Managing Member
By: /s/ Richard S. Foote
Name: Richard S. Foote Title: President and Chief Executive Officer

HIGHBURY FINANCIAL INC.

By: /s/ Richard S. Foote
Name: Richard S. Foote Title: President and Chief President

Side Letter - Montag / Non-Compete

ANNEX E

April 20, 2006

Highbury Financial Inc.
535 Madison Avenue, 19th Floor
New York, New York 10022
Attention: Richard Foote
Fax: (212) 688-2343

Re:	Side Letter Agreement - Target Click

Dear Mr. Foote:

Reference is made to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 20, 2006 (the “Effective Date”), made by and among Highbury Financial Inc., a Delaware corporation, Aston Asset Management LLC, a Delaware limited liability company (collectively, the “Purchaser”), ABN AMRO Asset Management Holdings, Inc., a Delaware corporation (“AAAMHI”), ABN AMRO Investment Fund Services, Inc., a Delaware corporation (“AAIFS”), ABN AMRO Asset Management, Inc., an Illinois corporation (“AAAMI”), Montag & Caldwell, Inc., a Georgia corporation (“Montag”), Tamro Capital Partners LLC, a Delaware limited liability company (“TAMRO”), Veredus Asset Management LLC, a Kentucky limited liability company (“Veredus”), and River Road Asset Management, LLC, a Delaware limited liability company (“River Road” and together with AAAMHI, AAIFS, AAAMI, Montag, TAMRO and Veredus individually referred to as a “Seller” and collectively as “Sellers”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

As a condition to AAAMHI entering into the Purchaser Agreement, AAAMHI and Purchaser hereby agree as follows:

1.    AAAMHI and its Affiliates intend to bring to market in the United States a family of funds which offer a target-date style balanced portfolio with the additional benefit that at the fund’s maturity date, the investor will receive the highest NAV ever achieved during the life of the fund (the “HiPoint Funds”). Similar to other target date funds, the allocation to fixed income and equities is gradually adjusted during the life of the fund, reflecting that investors take on more risk with longer investment horizons. ABN AMRO Asset Management currently intends to bring this capability to the market under the HiPoint Funds name.

2.    AAAMHI agrees to negotiate, in good faith, with the Purchaser during the period prior to the Closing to reach a mutually satisfactory agreement under which the HiPoint Funds would become Target Funds under the Purchase Agreement, including those terms set forth in the term sheet attached hereto as Exhibit A. The parties hereto agree that the terms set forth on Exhibit A of this letter agreement do not represent a legally binding contact between us with respect to the proposed transaction, but instead is merely a statement of our mutual intent to work toward such transaction along the lines described in Exhibit A. Any binding legal obligation with respect to this Section 2 between the parties shall be only as set forth in duly negotiated and executed closing documents which shall be in form and content satisfactory to the parties hereto.

3.    AAAMHI agrees that from the Effective Date until the first to occur of (x) valid termination of the Purchase Agreement pursuant to Section 8.3 thereof, or (y) the Closing (the “Right of First Offer Period”) it will not assign, or otherwise negotiate with respect to or enter into an agreement regarding, the right to sponsor and/or act as investment adviser to the HiPoint Funds with any Person other than Purchaser and its Affiliates.

4.    Notwithstanding the foregoing, in the event that AAAMHI and Purchaser are unable to mutually agree during the Right of First Offer Period upon the terms by which Purchaser will sponsor and advise the HiPoint Funds, then nothing in the Purchase Agreement or any other document related thereto shall prohibit the ability of any of the Sellers or their Affiliates, after the Right of First Offer Period, to market or sub-advise (but not advise, sponsor or use, or permit the use of, the Retained Names & Marks with respect to) any of the HiPoint Funds.

Except to the extent expressly provided in Section 2 above, this letter agreement shall constitute the binding and enforceable obligation of Purchaser and AAAMHI and is not superseded or replaced by the terms of the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement (including the Transition Services Agreement). The provisions in this letter agreement shall be effective upon the Effective Date.

If the foregoing accurately reflects the agreement, please execute one copy of this letter agreement and return it to us, whereupon this letter agreement shall become a binding agreement between the parties.

ABN AMRO ASSET MANAGEMENT HOLDINGS, INC.

By: /s/ Nancy J. Holland
Name: Nancy J. Holland
Title: President

Acknowledged and Accepted:

ASTON ASSET MANAGEMENT LLC

By: Highbury Financial Inc.
Its: Managing Member
By: /s/ Richard S. Foote
Name: Richard S. Foote
Title: President and Chief Executive Officer

HIGHBURY FINANCIAL INC.

By:      /s/ Richard S. Foote

Name: Richard S. Foote
Title:   President and Chief Executive Officer

Exhibit A
Term Sheet

1.	An Affiliate of AAAMHI will be responsible for maintaining the guarantee for each HiPoint Fund to the extent such Affiliate is capable of making such guarantee.

2.
Purchaser will be reimbursed by AAAMHI, or one of its Affiliates, for all out of pocket expenses actually incurred by Purchaser on account of sponsoring and advising the HiPoint Funds which exceed earned revenue of the Purchaser from the HighPoint Funds for the three year period commencing on the opening of the first HiPoint Fund.

3.	The net revenue split is 60%/40% in favor of AAAMHI and its Affiliates to reimburse AAAMHI and its Affiliates for the cost of the guarantee.

4.	It is the intent of the parties to have the funds available for investment by 8/1/06.

5.	The funds will be branded “Aston ABN AMRO HiPoint Funds.

6.	Seed Capital of not less than $5 million will be provided by AAAMHI or its Affiliates, unless an equivalent amount has been raised from other parties prior to opening of the HiPoint Funds.

7.	Commitment to sub-advise until the fifth anniversary of the Closing.

ANNEX F

SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
HIGHBURY FINANCIAL INC.

It is hereby certified that:

1.
The present name of the corporation (hereinafter called the “Corporation”) is Highbury Financial Inc., which is the name under which the Corporation was originally incorporated; and the date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is July 13, 2005, as the date of filing of the restated certificate of incorporation of the Corporation with the Secretary of State of Delaware is January 20, 2006.

2.	The certificate of incorporation of the Corporation is hereby amended by striking out Article Fifth thereof.

3.
The provisions of the certificate of incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Second Restated Certificate of Incorporation of Highbury Financial Inc. without any further amendment other than the amendment herein certified and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

4.
The amendment and the restatement of the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

5.	The certificate of incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Second Restated Certificate of Incorporation, read as follows:

SECOND RESTATED
CERTIFICATE OF INCORPORATION
OF
HIGHBURY FINANCIAL INC.

The undersigned, the President and Chief Executive Officer of Highbury Financial Inc., for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

First. The name of the Corporation is Highbury Financial Inc. (the “Corporation”).

Second. The registered office of the Corporation is located at 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808. The name of its registered agent at that address is Corporation Service Company.

Third. The purpose of the Corporation shall be: To engage in any lawful act or activity for which Corporations may be organized under the
DGCL.

Fourth. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 51,000,000 of which 50,000,000 shares shall be Common Stock with a par value of $0.0001 per share and of which 1,000,000 shares shall be Preferred Stock with a par value of $0.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required to take such action pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

Fifth. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors of the Corporation on the date hereof shall determine their class. To the extent any additional directors are elected or appointed prior to the Corporation’s first Annual Meeting of Stockholders, the directors of the Corporation shall determine the class of such additional directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each Annual Meeting of Stockholders thereafter, directors elected to succeed those directors whose terms expire in connection with such Annual Meeting of Stockholders shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election. Except as the DGCL may otherwise require, in the interim between Annual Meetings of Stockholders or Special Meetings of Stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in connection therewith, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

Sixth. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the Corporation’s Bylaws so provide.

B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the Corporation’s Bylaws as provided in the Corporation’s Bylaws.

C. The directors in their discretion may submit any contract or act for approval or ratification at any Annual Meeting of Stockholders or at any Special Meeting of Stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore stated or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, notwithstanding, to the provisions of applicable law, this Certificate of Incorporation, and any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

Seventh. The following paragraphs shall apply with respect to liability and indemnification of officers and directors:

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding or which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

Eighth. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

In Witness Whereof, this Certificate has been subscribed this _____ day of _______, 2006 by the undersigned who affirms that the statements made herein are true and correct.

___________________________
Richard S. Foote
President & Chief Executive Officer

ANNEX G

Capitalink, L.C. One Alhambra Plaza Suite 1410 Coral Gables, Florida 33134 Phone 305-446-2026 Fax 305-446-2926 www.capitalinklc.com

May 31, 2006

The Board of Directors
Highbury Financial Inc.
999 Eighteenth Street
Denver, CO 80202

Gentlemen:

We have been advised that on April 20, 2006, Highbury Financial Inc. (“Highbury”) and Aston Asset Management, LLC, a newly formed Delaware limited liability company (“Aston”, and together with Highbury, “the Highbury Entities”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) and related side letters with ABN AMRO Asset Management Holdings, Inc. (“AAAMHI”), ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., Tamro Capital Partners LLC, Veredus Asset Management LLC, and River Road Asset Management, LLC (each individually referred to as a “Seller” and collectively as “Sellers”). Pursuant to the Asset Purchase Agreement, and subject to the satisfaction of the conditions set forth therein, the Highbury Entities will acquire substantially all of the Sellers’ business (as specified in the Asset Purchase Agreement), in exchange for $38.6 million in cash (the “Asset Acquisition”). The Sellers’ business is providing investment advisory, administration, distribution and related services to the U.S. mutual funds (the “Target Funds”), as specified in the Asset Purchase Agreement (collectively, the “Acquired Business”).

We have been further advised that in connection with the Highbury Entities’ entering into the Asset Purchase Agreement, the limited liability company agreement (the “LLC Agreement”) of Aston was amended and restated to admit certain management employees of the Acquired Business as members. Pursuant to the LLC Agreement, 72% of the revenues (the “Operating Allocation”) of Aston will be allocated for use by management of Aston to pay the operating expenses of Aston, including salaries and bonuses. The remaining 28% of the revenues (the “Owners’ Allocation”) of Aston is allocated to the owners of Aston based on their relative ownership interests. Currently, 65% of the Owners’ Allocation (or 18.2% of total revenues) is allocable to Highbury and the remaining 35% of the Owners’ Allocation (or 9.8% of the total revenues) is allocable among the management members. Highbury's contractual share of revenues has priority over any revenue distribution to Aston management members and Highbury must be made whole for any reduction to its prior revenue share before any distributions are made to Aston management members.

The Asset Acquisition is expected to be consummated (the “Closing”) in the second half of 2006, after receipt of requisite approvals from (i) the stockholders of Highbury, (ii) the stockholders of the Target Funds and (iii) the trustees of the Target Funds. In connection with the Closing, Aston will enter into agreements with each of the Sellers that currently manage the Target Funds pursuant to which each such Seller will act as a sub-advisor to the applicable Target Fund. Pursuant to the Asset Purchase Agreement the Sellers have agreed not to terminate these agreements for a period of five years following the Closing.

At the Closing, Highbury will make a capital contribution to Aston of $38.6 million in cash to fund the purchase price under the Asset Purchase Agreement (the “Acquisition Consideration”). The previously described series of events are hereinafter the “Transaction”.

We have been retained to render an opinion as to whether, on the date of such opinion, (i) the Acquisition Consideration to be paid in the Transaction is fair, from a financial point of view, to Highbury’s stockholders, and (ii) the fair market value of the Acquired Business is at least equal to 80% of the net assets of Highbury.

We have not been requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for Highbury, the decision on whether Highbury should complete the Transaction, or other alternatives to the Transaction that might exist for Highbury. The amount of the Acquisition Consideration and the terms of the Asset Acquisition were determined pursuant to negotiations between the parties and each of their respective advisors, and not pursuant to recommendations of Capitalink.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•	Reviewed the Asset Purchase Agreement, the related side letters and the LLC Agreement.
•
Reviewed publicly available financial information and other data with respect to Highbury, including the 424(b)(4) Prospectus filed on January 26, 2006, the Quarterly Report on Form 10-QSB for the period ended March 31, 2006, the Annual Report on Form 10-KSB for the year ended December 31, 2005, and the Current Report on Form 8-K filed April 21, 2006.

•
Reviewed non-public information with respect to the Acquired Business, including the audited financial statements for the years ended December 31, 2005, 2004 and 2003, the unaudited financial statements for the three months ended March 31, 2006 and 2005, and other information provided by Highbury, the Sellers and management of the Acquired Business.

•	Considered the historical financial results and present financial condition of the Acquired Business.
•	Reviewed and analyzed the free cash flows of the Acquired Business and prepared a discounted cash flow analysis.
•	Reviewed and analyzed certain financial characteristics of companies that were deemed to have characteristics comparable to Acquired Business.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Acquired Business.
•	Reviewed and compared the net asset value of Highbury to the indicated fair market value of Acquired Business.
•
Reviewed and discussed with representatives of Highbury and the Acquired Business’ management certain financial and operating information furnished, including financial analyses with respect to their respective business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of Highbury and the Acquired Business management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not made a physical inspection of the properties and facilities of the Acquired Business and have not made or obtained any evaluations or appraisals of the assets or liabilities (contingent or otherwise) of the Acquired Business. We have not attempted to confirm whether the Sellers have good title to the assets of the Acquired Business.

We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. We assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the Asset Purchase Agreement, the related side letters and the LLC Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to Highbury’s stockholders.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of May 31, 2006. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of Highbury’s Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of Highbury whether such stockholder should take any action, if required, such as voting on any matter, in connection with the Transaction. Capitalink does not express any opinion as to the future performance of Highbury, Aston, the Target Funds, or the Acquired Business or the price at which Highbury’s securities would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, (i) the Acquisition Consideration to be paid in the Transaction is fair, from a financial point of view, to Highbury’s stockholders, and (ii) the fair market value of the Acquired Business is at least equal to 80% of the net assets of Highbury.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Our fee is not contingent on the completion of the Transaction. Neither Capitalink nor its principals beneficially own any interest in Highbury, Aston, the Sellers or the Acquired Business, and has never provided any of these companies with any other services and does not expect or contemplate any additional services or compensation. In addition, Highbury has agreed to indemnify us for certain liabilities that may arise out of rendering this opinion.

Our opinion is for the use and benefit of the Board of Directors of Highbury and is rendered in connection with its consideration of the Transaction and may not be used by Highbury for any other purpose or reproduced, disseminated, quoted or referred to by Highbury at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with Highbury may be included, in filings made by Highbury with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to stockholders if required by the Securities and Exchange Commission rules.

Very truly yours,

/s/ Capitalink, L.C.
Capitalink, L.C.

ANNEX H

ASTON ASSET MANAGEMENT LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

DATED AS OF APRIL 20, 2006

-i-

(continued)
		Page
ARTICLE V	TRANSFER OF LLC INTERESTS BY NON-MANAGER MEMBERS; RESIGNATION, REDEMPTION AND WITHDRAWAL BY NON-MANAGER MEMBERS; ADMISSION OF ADDITIONAL NON-MANAGER MEMBERS	46
Section 5.1.	Transferability of Interests	46
Section 5.2.	Substitute Non-Manager Members	48
Section 5.3.	Allocation of Distributions Between Transferor and Transferee; Successor to Capital Accounts	49
Section 5.4.	Resignation, Redemptions and Withdrawals	49
Section 5.5.	Issuance of Additional LLC Interests	49
Section 5.6.	Additional Requirements for Transfer or for Issuance	50
Section 5.7.	Registration of LLC Interests	50
Section 5.8.	Representation of Members	51
Section 5.9.	Conversion of Series B LLC Interests	51

ARTICLE VI	TRANSFER OF LLC INTERESTS BY THE MANAGER MEMBER; REDEMPTION, REMOVAL AND WITHDRAWAL	52
Section 6.1.	Transferability of Interest	52
Section 6.2.	Resignation, Redemption, and Withdrawal	53

ARTICLE VII	DISSOLUTION AND TERMINATION	53
Section 7.1.	No Dissolution	53
Section 7.2.	Events of Dissolution	54
Section 7.3.	Notice of Dissolution	54
Section 7.4.	Liquidation	54
Section 7.5.	Termination	54
Section 7.6.	Claims of the Members	54

ARTICLE VIII	RECORDS AND REPORTS	54
Section 8.1.	Books and Records	54
Section 8.2.	Accounting	55
Section 8.3.	Financial and Compliance Reports	55
Section 8.4.	Meetings	56
Section 8.5.	Tax Matters	56

-ii-

(continued)

EXHIBITS

Exhibit A	-	Form of Promissory Note for Repurchases

SCHEDULES

Schedule A	-	LLC Units and Capital Contributions
Schedule B	-	Retirement

-iii-

ASTON ASSET MANAGEMENT LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

This Amended and Restated Limited Liability Company Agreement (the “Agreement”) of Aston Asset Management LLC (the “LLC”) is made and entered into as of April 20, 2006 (the “Effective Time"), by and among the Persons identified as the Manager Member and the Non-Manager Members on Schedule A attached hereto as members of the LLC, and the Persons who become members of the LLC in accordance with the provisions hereof.

WHEREAS, a limited liability company has been formed pursuant to the Delaware Limited Liability Company Act, 6 Del. C§ 18-101, et seq., as it may be amended from time to time and any successor to such Act (the “Act”), by filing a Certificate of Formation of the LLC with the office of the Secretary of State of the State of Delaware on April 19, 2006, and entering into a Limited Liability Company Agreement of the LLC, dated as of April 19, 2006;

WHEREAS, the parties hereto desire to amend and restate the Limited Liability Company Agreement of the LLC as of the date hereof in its entirety as herein set forth, such amendment and restatement to become effective as of, and subject to, the Effective Time;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants hereinafter set forth, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. Unless the context otherwise requires, the terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

“1940 Act” shall mean the Investment Company Act of 1940, as it may be amended from time to time, and any successor to such act.

“Act” shall have the meaning specified in the recitals hereto.

“Additional Non-Manager Members” shall have the meaning specified in Section 5.5 hereof.

“Advisers Act” shall mean the Investment Advisers Act of 1940, as it may be amended from time to time, and any successor to such act.

“Affiliate” shall mean, with respect to any person or entity (herein the “first party”), any other person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such first party. The term “control” as used herein (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to (a) vote twenty-five percent (25%) or more of the outstanding voting securities of such person or entity, or (b) otherwise direct the management or policies of such person or entity by contract or otherwise (other than solely as a director of a corporation (or similar entity) that has five (5) or more directors). For purposes of this Agreement, the LLC is not an Affiliate of any Member.

“Agreement” shall have the meaning specified in the preamble hereto.

“Applicable Aggregate Non-Manager Member Allocation Percentage” shall mean, as of the date of any transaction described in Section 4.2(e) hereof, the quotient (expressed as a percentage) obtained by dividing (i) the aggregate number of LLC Units held by the Non-Manager Members as of the date of such transaction by (ii) the number of LLC Units outstanding as of the date of such transaction.

“Applicable Cash Flow” shall have the meaning specified in Section 3.10(c)(i)(B) hereof.

“Applicable Fraction” shall have the meaning specified in Section 3.10(c)(i)(C) hereof.

“Applicable Manager Member Allocation Percentage” shall mean, as of the date of any transaction described in Section 4.2(e) hereof, the quotient (expressed as a percentage) obtained by dividing (i) the aggregate number of LLC Units held by the Manager Member and its Affiliates as of the date of such transaction by (ii) the number of LLC Units outstanding as of the date of such transaction.

“Asserted Liability” shall have the meaning specified in Section 9.5(a) hereof.

“Base Owners’ Allocation” shall mean, for any period, the Owners’ Allocation for that period minus the Performance Owners’ Allocation (if any) for that period (determined on an accrual basis in accordance with GAAP consistently applied).

“Capital Account” shall mean the capital account maintained by the LLC with respect to each Member in accordance with the capital accounting rules described in Section 4.2 hereof.

“Capital Contribution” shall mean, as to each Member, the amount of money and/or the agreed fair market value of any property (net of any liabilities encumbering such property that the LLC is considered to assume or take subject to) contributed to the capital of the LLC by such Member.

“Carrying Value” shall mean, with respect to any LLC asset, the asset’s adjusted basis for federal income tax purposes, except that the Carrying Values of all LLC assets shall be adjusted to equal their respective Fair Market Values in accordance with the rules set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, immediately prior to: (a) the date of the acquisition of any additional LLC Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of LLC property (other than a pro rata distribution) to a Member; or (c) the date of the termination of the LLC under Section 708(b)(1)(B) of the Code, provided that adjustments pursuant to clauses (a) and (b) above shall be made only if the Manager Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members. The Carrying Value of any LLC asset distributed to any Member shall be adjusted immediately prior to such distribution to equal its Fair Market Value.

“Certificate” shall mean the Certificate of Formation of the LLC filed under the Act, as the same may be amended and/or restated from time to time in accordance with the terms hereof.

“Claims Notice” shall have the meaning specified in Section 9.5(a) hereof.

“Client” shall mean all Past Clients, Present Clients and Potential Clients, subject to the following general rules: (i) with respect to each Client, the term shall also include any Persons which are known to the Employee Stockholder to be Affiliates of such Client, directors, officers or employees of such Client or any such Affiliates thereof, or Persons who are known to the Employee Stockholder to be members of the Immediate Family of any of the foregoing Persons or Affiliates of any of them and (ii) with respect to any Client that is a Fund, the term shall also include any investor or participant in such Fund and any Person that has participated in the distribution or sale of such Fund.

“Code” shall mean the United States Internal Revenue Code of 1986, as from time to time amended, and any successor thereto, together with all regulations promulgated thereunder.

“Committee Vote” shall have the meaning specified in Section 3.2(b)(iv) hereof.

“Contingent Consideration” shall mean, with respect to the Manager Member’s (or its assignee’s) purchase of LLC Units pursuant to Section 3.10, an obligation on the part of the Manager Member (or its successor or assigns) to pay to the Selling Member (or its successors or assigns), on the Liquidation Date, an amount equal to the lesser of:

(i) the portion of the Purchase Price designated as Contingent Consideration in Section 3.10(f)(i)(D) or Section 3.10(f)(ii), as applicable; or

(ii) the amount calculated in clause (i) of this definition, multiplied by a fraction (A) the numerator of which is the Applicable Cash Flow measured for the twenty-four (24) months (in the case of Base Owners’ Allocation), or the forty-eight (48) months (in the case of Earned Performance Owners’ Allocation), ending on the last day of the most recently completed calendar quarter prior to the Liquidation Date, and (B) the denominator of which is the Applicable Cash Flow measured for the twenty-four (24) months (in the case of Base Owners’ Allocation), or the forty-eight (48) months (in the case of Earned Performance Owners’ Allocation), ending on the last day of the calendar quarter in which the termination of the Selling Member’s (or its related Employee Stockholder’s, as applicable) employment with the LLC occurred.

Notwithstanding any provision of this Agreement to the contrary (including, without limitation, the provision of Section 3.10(f) hereof), the Manager Member may (without the need for any vote or consent of any Member or Members) assign and delegate its obligation to pay the Contingent Consideration (including, by way of example and not of limitation, to a transferee of LLC Interests pursuant to Section 6.1(a)).

In the event that a change is made in the definition of Applicable Cash Flow following the date on which a Contingent Consideration obligation initially is outstanding, an appropriate adjustment will be made to that Contingent Consideration obligation to give effect to that change in definition. Such a change will be made by the Manager Member in its sole discretion, and such change will be binding on all parties absent a mathematical error. The Manager Member will notify all persons who owe or are owed Contingent Consideration of any such change.

“Controlled Affiliate” shall mean, with respect to a Person, any Affiliate of such Person under its “control,” as the term “control” is defined in the definition of Affiliate.

“Convert” shall have the meaning specified in Section 5.9 hereof, and “Conversion” shall have the corresponding meaning.

“Covered Person” shall mean a Member, any Affiliate of a Member, any officer, director, shareholder, partner, employee or member of a Member or any of its Affiliates, or any Officer.

“Earned Performance Owners’ Allocation” shall mean, with respect to a calendar quarter in which any fees or other payments falling within the definition of Performance Owners’ Allocation have been definitively allocated to or earned by the LLC and are no longer subject to any offset, reduction or return, an amount equal to such definitively allocated or earned Performance Owners’ Allocation.

“Effective Time” shall have the meaning specified in the preamble hereto.

“Eligible Person” shall have the meaning specified in Section 3.2(b)(i) hereof.

“Employee Stockholder” shall mean (a) in the case of any Non-Manager Member which is a natural person, such Non-Manager Member, and (b) in the case of any Non-Manager Member which is not a natural person, that certain employee of the LLC (or one of its Controlled Affiliates) who is the owner of the issued and outstanding capital stock of, or other equity interests in, such Non-Manager Member and is listed as such on Schedule A hereto (including any such employee after such employee has transferred any of his or her interest in such Non-Manager Member to a Permitted Transferee).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor to such Act.

“Fair Market Value” shall mean the fair market value as reasonably determined by the Manager Member or, for purposes of Section 4.4 hereof, if there shall be no Manager Member, the Liquidating Trustee.

“For Cause” shall mean, with respect to the termination of an Employee Stockholder’s employment with the LLC (or any of its Controlled Affiliates), or his removal from the Management Committee or from his position as an Officer, any of the following:

(a) The Employee Stockholder has been convicted of or indicted for (i) any criminal offense which is classified as a felony in the United States, or (ii) any other criminal offense which involves a violation of federal or state securities laws or regulations (or equivalent laws or regulations of any country or political subdivision thereof in which the criminal offense occurs), embezzlement, fraud, wrongful taking or misappropriation of property, theft, or any other crime involving dishonesty;

(b) The Employee Stockholder has persistently and willfully failed to perform his or her duties, or has failed to devote substantially all of his or her working time to the performance of such duties, and in either such case such failure has not been cured by the Employee Stockholder within thirty (30) days following written notice; or

(c) The Employee Stockholder has (i) engaged in a Prohibited Competition Activity, (ii) violated or breached any material provision of this Agreement, or (iii) engaged in any of the activities prohibited by Section 3.8 hereof; provided, however, that, in any such case described in clauses (i)-(iii) of this paragraph (c), in the event such action by such Employee Stockholder has not resulted (and is not reasonably likely to result) in harm that is material to the Manager Member, the LLC or any of their respective Controlled Affiliates or any of the Funds, such Employee Stockholder shall be provided with an opportunity to cure such action promptly (and in any event within thirty (30) days) following written notice thereof (provided that such an opportunity to cure shall be available to a particular Employee Stockholder solely with respect to the first three such actions by such Employee Stockholder with respect to which such a written notice is provided, and provided, further, that such an opportunity to cure shall in no event be provided to an Employee Stockholder if his or her violation, breach or other applicable action was willful or reckless).

“Fund” shall mean any Mutual Fund or other commingled fund for which the LLC provides Investment Services.

“GAAP” shall mean U.S. generally accepted accounting principles.

“Governmental Authority” shall mean any foreign, federal, state or local court, governmental authority or regulatory body.

“Immediate Family” shall mean, with respect to any natural person, (a) such person’s spouse, parents, grandparents, children, grandchildren and siblings, (b) such person’s former spouse(s) and current spouses of such person’s children, grandchildren and siblings and (c) estates, trusts, partnerships and other entities of which substantially all of the interests are held directly or indirectly by the foregoing.

“Indebtedness” shall mean, with respect to a Person, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under any financing leases, (d) all obligations of such person in respect of acceptances issued or created for the account of such Person, (e) all obligations of such Person under non-competition agreements reflected as liabilities on a balance sheet of such Person in accordance with GAAP, (f) all liabilities secured by any Lien on any property owned by such Persons even though such Person has not assumed or otherwise become liable for the payment thereof, and (g) all net obligations of such Person under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations.

“Independent Public Accountants” shall mean any independent certified public accountant retained by the LLC and satisfactory to the Manager Member.

“Initial LLC Units” means, with respect to a Non-Manager Member and its Permitted Transferees, those Series B LLC Units held by such Non-Manager Member in the LLC at the Effective Time, provided that LLC Units shall cease to be Initial LLC Units from and after the date on which they are acquired by the Manager Member (or its assignee).

“Initial Members” shall mean those Persons who are Members at the Effective Time.

“Intellectual Property” shall have the meaning specified in Section 3.8(d) hereof.

“Investment Services” shall mean any services which involve (a) the management, administration, solicitation or distribution of an investment account, Mutual Fund or other commingled fund (or portions thereof or a group of investment accounts, Mutual Funds or other commingled funds) for compensation, (b) the giving of advice with respect to the investment and/or reinvestment of assets or funds (or any group of assets or funds) for compensation, or (c) otherwise acting as an “investment adviser” within the meaning of the Advisers Act.

“IRS” shall mean the Internal Revenue Service of the United States Department of the Treasury, and any successor Governmental Authority thereto.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing) or any other restrictions, liens or claims of any kind or nature whatsoever, excluding liens of lessors under operating leases that do not extend beyond the property leased. Notwithstanding the foregoing, the following items shall not constitute Liens under this Agreement (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which an adequate reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which an adequate reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; and (iii) statutory Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurances and other types of social security.

“Liquidating Trustee” shall have the meaning specified in Section 7.4 hereof.

“Liquidation Date” shall mean (a) the date upon which the final distribution is made to the Members under Section 4.4 hereof or (b) the date of the closing of a transaction under the last sentence of Section 6.1(a).

“Liquidation Preference” shall mean, as of any time of determination, an amount equal to the sum of (i) the aggregate positive Capital Account balances of those Members holding Series A LLC Units as of such time of determination (or an allocable portion thereof, in the case of any Member holding both Series A LLC Units and Series B LLC Units at such time of determination), plus (ii) ninety-five million eight hundred thousand dollars ($95,800,000.00), plus (iii) accretion at a rate of ten percent (10%) per annum (compounded annually), calculated from the Effective Time through such time of determination, on a principal amount equal to the aggregate positive Capital Account balances of the Members holding Series A LLC Units as of the Effective Time plus ninety-five million eight hundred thousand dollars ($95,800,000.00).

“LLC” shall have the meaning specified in the preamble hereto.

“LLC Interest” means a Member’s limited liability company interest in the LLC, which includes such Member’s LLC Units as well as such Member’s Capital Account and other rights under this Agreement and the Act.

“LLC Units” shall mean, collectively, the Series A LLC Units and the Series B LLC Units authorized by the LLC pursuant hereto, entitling the holders thereof to the relative rights, title and interests in the profits, losses, deductions and credits of the LLC at any particular time as are set forth in this Agreement, and any and all other benefits to which a holder thereof may be entitled as a Member as provided in this Agreement (including, without limitation, certain voting rights as set forth herein). With respect to a particular Member as of any date, “LLC Units” shall mean the aggregate number of Series A LLC Units and Series B LLC Units belonging to such Member as set forth on Schedule A hereto, as amended from time to time in accordance with the terms hereof, and as in effect on such date.

“Losses” shall have the meaning specified in Section 9.4 hereof.

“Majority Vote” shall mean the affirmative approval, by vote or written consent, of Non-Manager Members holding a majority of the outstanding LLC Units then held by all Non-Manager Members.

“Management Committee” shall have the meaning specified in Section 3.2(a) hereof.

“Manager Member” shall mean Highbury Financial Inc., and any Person who becomes a successor Manager Member as provided herein.

“Members” shall mean any Person admitted to the LLC as a “member” within the meaning of the Act, which includes the Manager Member and the Non-Manager Members, and includes any Person admitted as an Additional Non-Manager Member or a substitute Non-Manager Member pursuant to the provisions of this Agreement, in such Person’s capacity as a member of the LLC (unless otherwise indicated). For purposes of the Act, the Members shall constitute one (1) class or group of members.

“Mutual Fund” shall mean a registered investment company (or series of registered investment companies).

“Non-Manager Member” shall mean any Person admitted to the LLC as a Member pursuant to the terms hereof, other than the Manager Member.

“Nonrecourse Deductions” shall have the meaning set forth in Treasury Regulations Section 1.704-2(b). The amount of Nonrecourse Deductions for a partnership taxable year equals the net increase, if any, in the amount of Partnership Minimum Gain during that partnership taxable year, reduced (but not below zero) by the aggregate distributions made during the year of proceeds of a nonrecourse liability that are allocable to an increase in partnership minimum gain, determined according to the provisions of Treasury Regulations Section 1.704-2(c).

“Notices” shall have the meaning specified in Section 10.1 hereof.

“Officers” shall have the meaning specified in Section 3.3 hereof

“Operating Allocation” shall mean, for any period, an amount equal to the sum of (i) the difference between Revenues From Operations for such period and the Owners’ Allocation for such period plus (ii) any amounts expressly required to be added directly to the Operating Allocation for such period by the provisions of this Agreement.

“Owners’ Allocation” shall mean, for any period, the sum of the Owners’ Allocation Percentage multiplied by the Revenues From Operations for such period.

“Owners’ Allocation Account” shall have the meaning specified in Section 4.3(b) hereof.

“Owners’ Allocation Expenditure” shall have the meaning specified in Section 3.5(b) hereof.

“Owners’ Allocation Percentage” shall mean twenty-eight percent (28%).

“Partner Nonrecourse Debt Minimum Gain” shall mean an amount with respect to each partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) equal to the Partnership Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulations Section 1.752-1(a)(2)) determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Deductions” shall have the meaning set forth in Treasury Regulations Section 1.704-2(0(2).

“Partnership Minimum Gain” shall have the meaning set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Past Client” shall mean at any particular time, any Person who at any point prior to such time had been engaged to distribute or sell any Fund, an advisee or investment advisory customer of, or otherwise a recipient of Investment Services from, the LLC, a Controlled Affiliate of the LLC, a Predecessor Business or any such predecessor, or any shareholder, partner, member, director or officer of any such Person (in each case whether directly or through one or more intermediaries, e.g., a wrap sponsor, or through investment in a Fund), but at such time is not an advisee or investment advisory customer or client of, or recipient of Investment Services from, the LLC or any of its Controlled Affiliates (directly or indirectly).

“Performance Owners’ Allocation” shall mean the product of (i) the sum of (a) all “carried interests” and other items of gain allocated (directly or indirectly) to the LLC and any Controlled Affiliates thereof (other than allocations which are made pro rata based on contributed capital to all partners, members, beneficiaries or other holders of similar economic interests in the Client) and (b) all “performance fee” and other payments based, in whole or in part, on the investment performance of a Client or a Client’s account, multiplied by (ii) Owners’ Allocation Percentage.

“Permanent Incapacity” shall mean, with respect to an Employee Stockholder, that such Employee Stockholder has been permanently and totally unable, by reason of injury, illness or other similar cause (as reasonably determined by the Manager Member) to have performed his or her substantial and material duties and responsibilities for a period of three hundred sixty-five (365) consecutive days, which injury, illness or similar cause (as reasonably determined by the Manager Member) would render such Employee Stockholder incapable of operating in a similar capacity and manner in the future.

“Permitted Transferee” shall mean, with respect to any Non-Manager Member, its transferees pursuant to the provisions of Sections 5.1(b) and 5.1(c) hereof and, to the extent set forth in any consent of the Manager Member pursuant to Section 5.1(a), its transferees pursuant to Section 5.1(a) hereof.

“Person” means any individual, partnership (limited or general), corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or other entity.

“Potential Client” shall mean, at any particular time, any Person or any shareholder, partner, member, director, officer employee, agent or consultant (or persons acting in any similar capacity) of any such Person to whom the LLC, a Controlled Affiliate of the LLC or the Predecessor Business has, within two (2) years prior to such time, offered (whether by means of a personal meeting, telephone call, letter, written proposal or otherwise) to serve as investment adviser or otherwise provide Investment Services or solicited to invest in, or participated in the distribution or sale of, any Fund, but who is not at such time an advisee or investment advisory customer of, or otherwise a recipient of Investment Services from, the LLC, any of its Controlled Affiliates (directly or indirectly) or any investor in, or participant in the distribution or sale of, any Fund. The preceding sentence is meant to exclude (i) advertising, if any, through mass media in which the offer, if any, is available to the general public, such as magazines, newspapers and sponsorships of public events and (ii) “cold calls” and mass-mailing form letters, in each case to the extent not directed towards any particular Person and not resulting in an indication of interest or a request for further information.

“Predecessor Business” shall mean the business of the parties to the Purchase Agreement immediately prior to the Closing (as such term is defined in the Purchase Agreement).

“Present Client” shall mean, at any particular time, any Person who is at such time an advisee or investment advisory customer of, or otherwise a recipient of Investment Services from, the LLC, any of its Controlled Affiliates (directly or indirectly) or any investor in, or participant in the distribution or sale of, any Fund.

“Prohibited Competition Activity” shall mean any of the following activities:

(a) directly or indirectly, whether as owner, part owner, member, director, officer, trustee, employee, agent or consultant for or on behalf of any Person other than the LLC or any Controlled Affiliate of the LLC: (i) diverting or taking away any funds or investors from any Fund; (ii) soliciting or otherwise inducing or attempting to cause any Person to divert or take away any assets or funds invested in such Funds; or (iii) soliciting or otherwise inducing or attempting to cause any subadviser, distributor or seller of the Funds to terminate or reduce its services on behalf of the Funds; and

(b) directly or indirectly, whether as owner, part owner, partner, member, director, officer, trustee, employee, agent or consultant for or on behalf of any Person other than the LLC or any Controlled Affiliate of the LLC, performing any Investment Services.

“Purchase” shall have the meaning specified in Section 3.10(a).

“Purchase Agreement” shall mean that certain Asset Purchase Agreement, dated as of April 20, 2006, by and among ABN AMRO Asset Management Holdings, Inc., ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., Tamro Capital Partners LLC, Veredus Asset Management LLC, River Road Asset Management LLC and the LLC.

“Purchase Closing Date” shall have the meaning specified in Section 3.10(b).

“Purchase Notice” shall have the meaning specified in Section 3.10(a).

“Purchase Price” shall have the meaning specified in Section 3.10(c).

“Purchased Interest” shall have the meaning specified in Section 3.10(a).

“Receipts Account” shall have the meaning specified in Section 4.3(b) hereof.

“Regulatory Allocations” shall have the meaning specified in Section 4.5(f) hereof.

“Removal For Acting Contrary to the Best Interests of the LLC” shall mean, with respect to a Non-Manager Member, a determination by (i) the Management Committee (excluding for all purposes the Non-Manager Member whose removal is being considered (or its related Employee Stockholder, as applicable)), with the prior written consent of the Manager Member, or (ii) the Manager Member, in either such case to remove such Non-Manager Member as a member of the LLC following a termination of the employment of such Non-Manager Member (or the Employee Stockholder which is related to such Non-Manager Member, as applicable) For Cause or after a written determination of Unsatisfactory Performance hereunder.

“Removal Upon the Instruction of the Management Committee” shall mean, with respect to a Non-Manager Member, a determination by the Chairman, Chief Executive Officer and one member of the Management Committee (excluding for all purposes the Non-Manager Member whose removal is being considered (or its related Employee Stockholder, as applicable)), with the prior written consent of the Manager Member, to remove such Non-Manager Member as a member of the LLC (following a termination of the employment of such Non-Manager Member (or the Employee Stockholder which is related to such Non-Manager Member, as applicable) with the LLC) for any reason other than those described in the definition of Removal For Acting Contrary to the Best Interests of the LLC (and, for the avoidance of doubt, any Purchase under Section 3.10 hereof following a termination at the election of the LLC of the employment of a Non-Manager Member (or its related Employee Stockholder) for any reason other than those described in the definition of Removal for Acting Contrary to the Best Interests of the LLC shall be deemed a Removal Upon the Instruction of the Management Committee).

“Retirement” shall mean, with respect to an Employee Stockholder, the termination by such Employee Stockholder of such Employee Stockholder’s employment with the LLC and its Controlled Affiliates: (a) after the date such Employee Stockholder shall have been continuously employed by the LLC for a period of time specified as to such Employee Stockholder on Schedule B hereto commencing with the later of the Effective Time or the date such Employee Stockholder commenced his or her employment with the LLC and (b) pursuant to a written notice given to the LLC and the Manager Member not less than one (1) year prior to the date of such termination.

“Revenues From Operations” shall mean, for any period, the consolidated gross revenues of the LLC and any Controlled Affiliates thereof, determined on an accrual basis in accordance with GAAP consistently applied (but including other income such as interest, dividend income and gains on the sale of assets); provided, however, that Revenues From Operations shall not include (a) proceeds during such period from the sale, exchange or other disposition of all, or substantially all, of the assets of the LLC and its Controlled Affiliates (and any such proceeds shall be allocated in accordance with Sections 4.2(e) and 4.2(f) hereof), (b) revenues from the issuance by the LLC of additional LLC Units, other LLC Interests, or other securities issued by the LLC or any of its Controlled Affiliates (and any such proceeds shall be utilized in accordance with Section 4.5(g) hereof), and (c) payments received from third parties to the extent constituting direct reimbursements of expenses previously paid from the Operating Allocation (and any such payments shall be added back to the Operating Allocation for the period in which such expenses were originally paid from the Operating Allocation).

“SEC” shall mean the Securities and Exchange Commission, and any successor Governmental Authority thereto.

“Securities Act” shall mean the Securities Act of 1933, as it may be amended from time to time, and any successor thereto.

“Selling Member” shall have the meaning specified in Section 3.10(a).

“Series A LLC Units” shall mean, as of any date, with respect to a Member, the number of Series A LLC Units of such Member as set forth on Schedule A hereto, as amended from time to time in accordance with the terms hereof, and as in effect on such date. Series A LLC Units shall have the rights and preferences set forth in this Agreement, but except where otherwise specified shall be treated as one class of LLC Units with the Series B LLC Units.

“Series B LLC Units” shall mean, as of any date, with respect to a Member, the number of Series B LLC Units of such Member as set forth on Schedule A hereto, as amended from time to time in accordance with the terms hereof, and as in effect on such date. Series B LLC Units shall have the rights and preferences set forth in this Agreement, but except where otherwise specified shall be treated as one class of LLC Units with the Series A LLC Units.

“Transfer” shall have the meaning specified in Section 5.1 hereof, and “Transferred” shall have the correlative meaning.

“Unsatisfactory Performance” shall mean a written determination by the Management Committee, with the written consent of the Manager Member, that an Employee Stockholder has failed to meet minimum requirements of satisfactory performance of his or her job, after such Employee Stockholder has received written notice (with a copy to the Manager Member) that the Management Committee was considering such a determination and the Employee Stockholder has had a reasonable opportunity to respond in writing or in person (at such Employee Stockholder’s request) after his or her receipt of such notice.

In addition to the foregoing, other capitalized terms used in this Agreement shall have the meaning ascribed thereto in the text of this Agreement.

ARTICLE II

ORGANIZATION AND GENERAL PROVISIONS

Section 2.1. Continuation.

(a) The Members hereby agree to continue the LLC as a limited liability company under and pursuant to the provisions of the Act, and agree that the rights, duties and liabilities of the Members shall be as provided in the Act, except as otherwise provided herein.

(b) Upon the execution of this Agreement or a counterpart of this Agreement, the Initial Members shall continue as members of the LLC.

(c) The name, LLC Units and Capital Contribution of each Member (including the agreed value of such Capital Contribution) shall be listed on Schedule A attached hereto and the Manager Member shall initially hold 65% of the LLC Interests and the Non-Manager Members shall initially hold an aggregate of 35% of the LLC Interests. The Manager Member shall update Schedule A from time to time as it deems necessary, to accurately reflect the information to be contained therein. Any amendment or revision to Schedule A shall not be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule A shall be deemed to be a reference to Schedule A as amended and in effect from time to time.

(d) The Manager Member, as an authorized person within the meaning of the Act, shall execute, deliver and file any certificates required or permitted by the Act to be filed in the office of the Secretary of State of the State of Delaware.

Section 2.2. Name. The name of the LLC heretofore formed and continued hereby is Aston Asset Management LLC. At any time the Management Committee, with the written consent of the Manager Member, may change the name of the LLC. The business of the LLC (and of any Controlled Affiliate of the LLC) may be conducted (upon compliance with all applicable laws) under any other name designated by the Management Committee with the prior written consent of the Manager Member (and the LLC and its Controlled Affiliates shall in no event conduct business under other names without such agreement of the Management Committee and the Manager Member, subject to Section 2.6).

Section 2.3. Term. The term of the LLC commenced on the date the Certificate was filed in the Office of the Secretary of State of the State of Delaware and shall continue until the LLC is dissolved in accordance with the provisions of this Agreement.

Section 2.4. Registered Agent and Registered Office. The LLC’s registered agent and registered office in Delaware shall be Corporation Service Company, 1013 Center Road, Wilmington, New Castle County, Delaware 19085. At any time, the Manager Member may designate another registered agent and/or registered office.

Section 2.5. Principal Place of Business. The principal place of business of the LLC (and any Controlled Affiliates of the LLC) shall be at 180 North LaSalle Street, Suite 3014 Chicago, IL 60601. At any time the Management Committee (with the prior written consent of the Manager Member) may change the location of the LLC’s (or any Controlled Affiliate’s) principal place of business (and the LLC’s and its Controlled Affiliates’ principal place of business shall in no event be changed without such agreement of the Management Committee and the Manager Member).

Section 2.6. Qualification in Other Jurisdictions. The Manager Member shall cause the LLC (and any Controlled Affiliates thereof) to be qualified or registered (under assumed or fictitious names if necessary) in any jurisdiction in which they transact business or in which such qualification or registration otherwise is required.

Section 2.7. Purposes and Powers. The principal business activity and purposes of the LLC (and any Controlled Affiliates thereof) shall be to engage in the investment advisory and investment management business and any businesses related thereto or useful in connection therewith, including, without limitation, the provision of Investment Services. However, the business and purposes of the LLC (and any Controlled Affiliates thereof) shall not be limited to such initial principal business activities if the Management Committee and the Manager Member otherwise agree in writing, and in such event, the LLC (and any Controlled Affiliates thereof) shall have authority to engage in any other lawful business, purpose or activity permitted by the Act. The LLC shall possess and may exercise all of the powers and privileges granted by the Act, together with any powers incidental thereto, including such powers or privileges that are necessary or convenient to the conduct, promotion or attainment of the business purposes or activities of the LLC, including without limitation the following powers:

(a) to conduct its business and operations and to have and exercise the powers granted to a limited liability company by the Act in any state, territory or possession of the United States or in any foreign country or jurisdiction;

(b) to purchase, receive, take, lease or otherwise acquire, own, hold, improve, maintain, use or otherwise deal in and with, sell, convey, lease, exchange, transfer or otherwise dispose of, mortgage, pledge, encumber or create a security interest in all or any of its real or personal property, or any interest therein, wherever situated;

(c) to borrow or lend money or obtain or extend credit and other financial accommodations, to invest and reinvest its funds in any type of security or obligation of or interest in any public, private or governmental entity, and to give and receive interests in real and personal property as security for the payment of funds so borrowed, loaned or invested;

(d) to make contracts, including contracts of insurance, incur liabilities and give guaranties, including without limitation, guaranties of obligations of other Persons who are interested in the LLC or in whom the LLC has an interest;

(e) to employ Officers, employees, agents and other persons, to fix the compensation and define the duties and obligations of such personnel, to establish and carry out retirement, incentive and benefit plans for such personnel, and to indemnify such personnel to the extent permitted by this Agreement and the Act;

(f) to make donations irrespective of benefit to the LLC for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes;

(g) to institute, prosecute and defend any legal action or arbitration proceeding involving the LLC, and to pay, adjust, compromise, settle or refer to arbitration any claim by or against the LLC or any of its assets;

(h) to indemnify any Person in accordance with the Act and to obtain any and all types of insurance;

(i) to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any lease, contract or security agreement in respect of any assets of the LLC;

(j) to form, sponsor, organize or enter into joint ventures, general or limited partnerships, limited liability companies, trusts and any other combinations or associations formed for investment purposes;

(k) to make, execute, acknowledge and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purposes of the LLC; and

(l) to cease its activities and cancel its Certificate.

Section 2.8. Title to Property. All property owned by the LLC, real or personal, tangible or intangible, shall be deemed to be owned by the LLC as an entity, and no Member, individually, shall have any ownership of such property.

ARTICLE III

MANAGEMENT OF THE LLC

Section 3.1. Management in General. Subject to the other terms and conditions of this Agreement, including the delegations of power and authority set forth herein, the management and control of the business of the LLC shall be vested exclusively in the Manager Member, and the Manager Member shall have exclusive power and authority, in the name of and on behalf of the LLC, to perform all acts and do all things which, in its sole discretion, it deems necessary or desirable to conduct the business of the LLC, with or without the vote or consent of the other Members in their capacity as such; provided, however, that the Manager Member shall not have any powers or privileges with respect to those matters delegated exclusively to the Management Committee pursuant to Section 3.2 hereof. Members, in their capacity as such, shall have no right to amend or terminate this Agreement or to appoint, select, vote for or remove the Manager Member, the Officers or their agents or to exercise voting rights or call a meeting of the Members, except as specifically provided in this Agreement. No Member other than the Manager Member shall have the power to sign for or bind the LLC in its capacity as a Member, but the Manager Member may delegate the power to sign for or bind the LLC to one or more Officers (including without limitation through delegation to the Management Committee).

(a) The Manager Member shall, subject to all applicable provisions of this Agreement and the Act, be authorized in the name of and on behalf of the LLC: (i) to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements, leases or other instruments for the operation of the LLC’s business; and (ii) in general to do all things and execute all documents necessary or appropriate to conduct the business of the LLC as set forth in Section 2.7 hereof, or to protect and preserve the LLC’s assets. The Manager Member may delegate any or all of the foregoing powers to one or more of the Officers (including without limitation through delegation to the Management Committee).

(b) The Manager Member is required to be a Member, and shall hold office until its resignation in accordance with the provisions hereof. The Manager Member is the “manager” (within the meaning of the Act) of the LLC. The Manager Member shall devote such time to the business and affairs of the LLC as it deems necessary, in its sole discretion, for the performance of its duties, but in any event, shall not be required to devote full time to the performance of such duties and may delegate its duties and responsibilities as provided in Section 3.3.

(c) Any action taken by the Manager Member, and the signature of the Manager Member (or an authorized representative thereof) on any agreement, contract, instrument or other document on behalf of the LLC, shall be sufficient to bind the LLC and shall conclusively evidence the authority of the Manager Member and the LLC with respect thereto.

(d) Any Person dealing with the LLC, the Manager Member or any Member may rely upon a certificate signed by the Manager Member as to (i) the identity of the Manager Member or any other Member; (ii) any factual matters relevant to the affairs of the LLC; (iii) the Persons who are authorized to execute and deliver any document on behalf of the LLC; or (iv) any action taken or omitted by the LLC or the Manager Member.

Section 3.2. Management Committee of the LLC.

(a) The LLC shall have a Management Committee (the “Management Committee”). The Manager Member hereby delegates to the greatest extent permitted by applicable law the power and authority under Section 3.5(a) of this Agreement to the Management Committee to conduct the day-to-day operations, business and activities of the LLC. Each Non-Manager Member hereby grants to the Management Committee (acting by a Committee Vote) a revocable proxy to vote the LLC Units held by such Member in connection with any election pursuant to Section 3.2(b)(ii) hereof to fill a vacancy in the Management Committee, and such proxy may only be revoked by written notice from a Member to the Management Committee and the Manager Member, which written notice must expressly reference this Section of this Agreement.

(b) The Management Committee shall be comprised as follows:

(i) The Management Committee shall initially have three (3) members and consist of Stuart Bilton, Kenneth Anderson, and Gerald Dillenburg. The number of members of the Management Committee may be increased or decreased by the Management Committee at any time with the written consent of the Manager Member (but not decreased to a number less than two (2) members). No person who is not both an active employee of the LLC (or any of its Controlled Affiliates) and an Employee Stockholder (an “Eligible Person”) may be, become or remain a member of the Management Committee (subject to clause (v) below).

(ii) Any vacancy in the Management Committee, however occurring (including a vacancy resulting from an increase in the size of the Management Committee), may be filled by any Eligible Person reasonably acceptable to the Manager Member and elected by a majority vote of all Members holding LLC Units, with each LLC Unit (regardless of whether such LLC Unit is a Series A LLC Unit or a Series B LLC Unit) being counted equally in such vote. In lieu of any such vacancy being filled, the Management Committee may determine to reduce the size of the Management Committee in accordance with clause (i) above (but not to a number less than two (2) members); provided that if at any time there are fewer than three (3) members of the Management Committee, such vacancies must be filled and, if they remain unfilled for a period of greater than five days, shall be filled by any Eligible Person(s) reasonably acceptable to the Manager Member and elected by a majority vote of all Members holding LLC Units, with each LLC Unit (regardless of whether such LLC Unit is a Series A LLC Unit or a Series B LLC Unit) being counted equally in such vote.

(iii) Members of the Management Committee shall remain members of the Management Committee until their resignation, removal or death. Any member of the Management Committee may resign by delivering his or her written resignation to the Management Committee and the Manager Member. At any time that there are more than two (2) members of the Management Committee, any member of the Management Committee may be removed from such position: (A) with or without cause, by the Management Committee acting by a Committee Vote (with such Committee Vote being calculated for all purposes as if the member of the Management Committee whose removal is being considered were not a member of the Management Committee) with the written consent of the Manager Member, or (B) with or without cause, by the Non-Manager Members acting by a Majority Vote, with the written consent of the Manager Member, or (C) For Cause by the Manager Member, with notice to the Management Committee specifying the reasons for the decision. Any Employee Stockholder who is a member of the Management Committee shall be deemed to have resigned from the Management Committee and shall no longer be a member of the Management Committee immediately upon such Employee Stockholder ceasing to be an active employee of the LLC (or any of its Controlled Affiliates) or otherwise ceasing to be an Employee Stockholder, in each case for any reason.

(iv) At any meeting of the Management Committee, presence in person or by telephone (or other electronic means) of a majority of the members of the Management Committee shall constitute a quorum. At any meeting of the Management Committee at which a quorum is present, a majority of the total members of the Management Committee may take any action on behalf of the Management Committee (any such action taken by such members of the Management Committee is sometimes referred to herein as a “Committee Vote”). Any action required or permitted to be taken at any meeting of the Management Committee may be taken without a meeting of the Management Committee only if (A) a written consent thereto is signed by all the members of the Management Committee and (B) the Manager Member has been given a copy of such written consent not less than forty-eight (48) hours prior to such action. Notice of the time, date and place of any meeting of the Management Committee shall be given to all members of the Management Committee and the Manager Member at least forty-eight (48) hours in advance of the meeting. A representative of the Manager Member shall be entitled to attend each meeting of the Management Committee. Notice need not be given to any member of the Management Committee or the Manager Member if a waiver of notice is given (orally or in writing) by such member of the Management Committee or the Manager Member (as applicable), before, at or after the meeting. Members of the Management Committee are not “managers” (within the meaning of the Act) of the LLC.

(v) The Manager Member hereby grants to the Management Committee (acting by a Committee Vote) a revocable proxy to vote the LLC Units held by the Manager Member in connection with any majority vote pursuant to Section 3.2(b)(ii) hereof to fill a vacancy in the Management Committee. Notwithstanding any other provisions of this Agreement to the contrary, the Manager Member shall have full power and authority at any time in its sole discretion (and without the consent or approval of the Management Committee or the Non-Manager Members) to (A) increase the number of members of the Management Committee and to fill the vacancies created by any such increase with one or more other Employee Stockholders or with any other persons selected by the Manager Member and/or (B) to revoke the proxy granted by the Manager Member to the Management Committee in the immediately preceding sentence, provided that any such increase and/or proxy revocation may only be effected by written notice from the Manager Member to the Management Committee, which written notice must expressly reference this Section of this Agreement.

Section 3.3. Officers of the LLC. The Management Committee may designate employees of the LLC as officers of the LLC (the “Officers”) as it deems necessary or desirable to carry on the business of the LLC. The Management Committee may delegate any of its power or authority to an Officer or Officers subject to modification and withdrawal of such delegated power and authority by the Management Committee. Any two or more offices may be held by the same person. New offices may be created and filled by the Management Committee. Each Officer shall hold office until his or her successor is designated by the Management Committee or until his or her earlier death, resignation or removal. Any Officer may resign at any time upon written notice to the Management Committee and the Manager Member. Any Officer designated by the Management Committee may be removed from his or her office (with or without a concurrent termination of employment) (i) with or without cause by the Management Committee (excluding for all purposes the Person whose removal is being considered) or (ii) For Cause by the Manager Member, in each case at any time. A vacancy in any office occurring because of death, resignation, removal or otherwise may be filled by the Management Committee. Any designation of Officers, a description of any duties delegated to such Officers, and any removal of such Officers by the Management Committee, shall be approved by the Management Committee in writing, which approval shall be delivered to the Manager Member. The Officers are not “managers” (within the meaning of the Act) of the LLC.

Section 3.4. Employees of the LLC.

(a) The decision to employ, and the terms of employment of any employee of the LLC (or any Controlled Affiliates thereof) who is not an Employee Stockholder (including, without limitation, with respect to the hiring, all aspects of compensation, promoting, demoting and terminating of such employees), shall be determined by the Management Committee or such Person or Persons to whom the Management Committee may delegate such power and authority (subject, in all instances, to the power of the Management Committee to revoke such delegation in whole or in part (by a Committee Vote that excludes any Person to whom such power and authority has been delegated)), subject, in all cases, to compliance with all applicable laws, rules and regulations and with the provisions of Section 3.5 hereof. Notwithstanding the foregoing, the Manager Member may terminate the employment by the LLC (or any Controlled Affiliate thereof) of any employee who has engaged in any activity included in the definition of “For Cause” with notice to the Management Committee specifying the reasons for such decision.

(b) The granting or Transferring of LLC Interests in connection with any hiring or promotion of an employee shall be subject to the terms and conditions set forth in Articles V and VI hereof.

(c) Any Person who is an Employee Stockholder may have his or her employment with the LLC terminated by the LLC only: (i) in the case of a termination For Cause, either by the Manager Member or by the Management Committee (excluding for all purposes the Person whose termination is being considered) with the prior written consent of the Manager Member, or (ii) in the case of any other termination by the LLC, by the Management Committee (excluding for all purposes the Person whose termination is being considered) with the prior written consent of the Manager Member.

Section 3.5. Operation of the Business of the LLC.

(a) Subject to the Manager Member’s rights, duties and obligations set forth in the Act and elsewhere in this Agreement (including, without limitation, the provisions of this Section 3.5), the Management Committee is hereby delegated to the greatest extent permitted by applicable law the power and authority from the Manager Member to manage the day-to-day operations, business and activities of the LLC; including, without limitation, the power and authority, in the name of and on behalf of the LLC, to:

(i) determine the use of the Operating Allocation as set forth in Section 3.5(b) below;

(ii) execute such documents and do such acts as are necessary to register (or provide or qualify for exemptions from any such registrations) or qualify the LLC (or any Controlled Affiliates thereof) under applicable federal and state securities laws;

(iii) enter into contracts and other agreements with respect to the provision of Investment Services and execute other instruments, documents or reports on behalf of the LLC (and any Controlled Affiliates thereof) in connection therewith;

(iv) enter into contracts, agreements and commitments with respect to the operation of the business of the LLC (and any Controlled Affiliates thereof) as are consistent with the other provisions of this Agreement and the Act; and

(v) act for and on behalf of the LLC (and any Controlled Affiliates thereof) in all matters incidental to the foregoing and other day-to-day matters.

(b) The Operating Allocation for any period shall be used to provide for and pay the LLC’s (and any Controlled Affiliates’ thereof) business expenses and other costs (including without limitation (i) the payment of premiums during such period with respect to any insurance coverages maintained (except to the extent otherwise provided for in Section 3.5(d)), (ii) all capital expenditures and capital contributions made by the LLC (or any Controlled Affiliate thereof) during such period, except to the extent that Owners’ Allocation has been retained therefor as an Owners’ Allocation Expenditure, (iii) the satisfaction of any net worth, working capital or similar requirements imposed by applicable laws and regulations in connection with the businesses conducted and registrations held by the LLC (or any Controlled Affiliate thereof) or otherwise reasonably necessary in connection with the conduct of the businesses of the LLC (and any Controlled Affiliates thereof), (iv) all payments to subadvisers, brokers and other vendors, and (v) compensation and benefits payable to employees (including the Officers and the Employee Stockholders), and at the discretion of the Management Committee, establishing reserves for such future payments), as determined by the Management Committee, and all such business expenses and other costs of the LLC (and any Controlled Affiliates thereof) shall be paid out of the Operating Allocation. Without the prior written consent of the Manager Member (which written consent makes specific reference to this Section 3.5(b)), the LLC shall not (nor shall any Controlled Affiliate of the LLC) incur (and the Employee Stockholders shall use their reasonable best efforts to prevent the LLC (or any Controlled Affiliate thereof) from incurring) any expenses or take any action to incur other obligations which expenses and obligations exceed the ability of the LLC to pay or provide for them out of the Operating Allocation on a current or previously reserved basis. Except to the extent otherwise required by applicable law, the LLC (and any Controlled Affiliates thereof) shall only make payments of compensation (including bonuses) to employees (including the Officers and the Employee Stockholders) out of the balance of the Operating Allocation remaining after the payment (or reservation for payment) of all the other business expenses, requirements and other costs for the applicable period. Any excess Operating Allocation remaining for any fiscal year following the payment (or reservation for payment) of all business expenses and other costs (including any such amount established as a reserve in a prior period that is reasonably determined by the Management Committee to have been in excess of what was necessary for such reserve) may be used by the LLC in such fiscal year and/or in future fiscal years in accordance with this Section 3.5(b). The Owners’ Allocation shall in no event be used to provide for or pay the business expenses or other costs of the LLC (or any Controlled Affiliate thereof), except to the extent expressly permitted by Section 3.5(d) or as otherwise agreed to in writing by the Manager Member and the Management Committee (any such permitted use of the Owners’ Allocation being referred to herein as an “Owners’ Allocation Expenditure”).

(c) The LLC shall not (nor shall any Controlled Affiliate of the LLC) do or commit to do, and the Employee Stockholders and Non-Manager Members shall prevent the LLC (or any Controlled Affiliate thereof) from doing or committing to do, any of the following without the prior written consent of the Manager Member (which written consent makes specific reference to this Section 3.5(c)):

(i) enter into, amend, modify or terminate any contract, agreement or understanding (written or oral) if such action or the resulting contract, agreement or understanding could reasonably be expected to conflict with the provisions of this Section 3.5;

(ii) enter into, amend, modify or terminate any contract, agreement or understanding (written or oral) if such action or the resulting contract, agreement or understanding (individually or in the aggregate) could have a material adverse impact on the availability of the Operating Allocation in future periods (including, without limitation, long-term leases or employment contracts);

(iii) enter into, amend, modify or terminate any contract, agreement or understanding (written or oral) if such action or the resulting contract, agreement or understanding has the effect of creating a Lien upon any of the assets of the LLC (other than Liens securing indebtedness of the LLC incurred to finance the acquisition of fixed or capital assets (whether pursuant to a deferred purchase agreement with a vendor, a loan, a financing lease or otherwise), provided that (A) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (B) such Liens do not at any time encumber any property other than property financed by such indebtedness, (C) the amount of indebtedness secured thereby is not thereafter increased (D) the principal amount of indebtedness secured by such Lien shall at no time exceed the purchase price of such property and (E) the purchase price for such property shall not exceed $100,000) or upon any portion of the Owners’ Allocation;

(iv) take any action (or omit to take any action) if such action (or omission) could reasonably be expected to result in the termination of the employment by the LLC of any Employee Stockholder (provided that the foregoing shall not impose any limitation on the ability of an Employee Stockholder to terminate his or her employment with the LLC in accordance with the provisions hereof, and shall not require the LLC to pay additional compensation to retain the services of any Employee Stockholder);

(v) create, incur, assume, or suffer to exist any Indebtedness;

(vi) establish or modify any material compensation arrangement (other than salary and cash bonuses in the ordinary course) or program (whether cash or non-cash benefits) applicable to any employee, in any such case which is subject to ERISA, which requires qualification under the Code, or which otherwise (A) requires the Manager Member (other than in its capacity as Manager Member) or any of its Affiliates to take any action which it would not take but for the establishment or modification of such compensation arrangement or program or (B) prevents the Manager Member or any of its Affiliates from taking any action which it would otherwise have been able to take but for the establishment or modification of such compensation arrangement or program (and the Management Committee shall give the Manager Member not less than thirty (30) days prior written notice before the LLC (or any Controlled Affiliate thereof) establishes or modifies any material compensation arrangement (other than salary and cash bonuses in the ordinary course) or program);

(vii) enter into, amend, modify or terminate any contract, agreement or understanding (written or oral) (A) containing severance or termination payment arrangements, other than severance or termination payment arrangements with bona fide employees of the LLC or its Controlled Affiliates (other than any Employee Stockholder or Non-Manager Member or an Immediate Family member thereof) which do not exceed $250,000 individually to any one such employee or represent potential liabilities at any one time outstanding (taking into account such contract, agreement or understanding and all other such contracts, agreements and understandings of the LLC and its Controlled Affiliates then in effect) in excess of $250,000 in the aggregate, (B) which could cause the Manager Member or any of its Affiliates to be liable for termination or severance payments or other contractual payments upon a termination of any employee’s employment with the LLC (or any Controlled Affiliate thereof) or (C) which is with an Employee Stockholder, a Non-Manager Member, an Affiliate of an Employee Stockholder or a Non-Manager Member, or a partner, shareholder, member, manager, director, officer, employee or Immediate Family member of any of the foregoing;

(viii) (A) enter into any line of business other than the provision of Investment Services, (B) acquire, form or otherwise establish any subsidiary or Controlled Affiliate of the LLC or otherwise make any investment in, or otherwise conduct business through, any other Person, (C) acquire any material assets or other properties, other than capital expenditures made out of Operating Allocation in the ordinary course of business consistent with past practice and not involving the acquisition of any Person as a going concern, or (D) sell, transfer or otherwise dispose of any material assets or other properties, other than sales of worn-out or obsolete equipment made in the ordinary course of business consistent with past practice;

(ix) (A) make any change in the Certificate (or the constituent documents of any Controlled Affiliate of the LLC), (B) authorize or issue any membership or other equity or ownership interests or other securities of any type of the LLC (or any Controlled Affiliate thereof), (C) repurchase, redeem or otherwise acquire any outstanding membership or other equity or ownership interests or other securities of the LLC (or any Controlled Affiliate thereof), (D) make any dividend or other distribution in respect of its membership or other equity or ownership interests (other than as expressly required by other provisions of this Agreement), (E) settle or compromise any material litigation, arbitration, investigation, audit or other proceeding, (F) terminate its existence or voluntarily file for or otherwise commence proceedings with respect to bankruptcy, reorganization, receivership or similar status, (G) make or change any tax election, waive or extend the statute of limitations in respect of taxes, amend any tax return, enter into any closing agreement with respect to taxes, settle any tax claim or assessment or surrender any right to a claim for a tax refund, change any method or principle of accounting in a manner inconsistent with past practice or change regular independent accountants, or (H) make any loan or advance to any Person, other than advances of business expenses in the ordinary course of business consistent with past practice; or

(x) (A) take any action which pursuant to any provision of this Agreement (other than Section 3.1) may be taken only by the Manager Member with or without the consent of the Non-Manager Members or the Employee Stockholders, or (B) take any action which requires the approval or consent of the Manager Member pursuant to any provision of this Agreement.

(d) The LLC (and each Controlled Affiliate thereof) shall maintain (and the Employee Stockholders and Non-Manager Members shall use their reasonable best efforts to cause the LLC (and each Controlled Affiliate thereof) to maintain), in full force and effect, such insurance as is customarily maintained by companies of similar size in the same or similar businesses (including, without limitation, errors and omissions liability insurance), the premiums on which will be paid out of the Operating Allocation (and the beneficiary of which shall be the LLC and/or its applicable Controlled Affiliates, as applicable). With the prior written consent of the Manager Member and the Management Committee, the LLC also may elect to maintain key-man and/or disability insurance policies with respect to any Employee Stockholder, in which event the premiums on such policies will be paid out of the Owners’ Allocation (and the beneficiary of any such policy shall be the LLC). In the event that the Manager Member or any of its Affiliates shall determine (at its own expense) to maintain separate key-man and/or disability insurance policies with respect to any Employee Stockholder (of which the Manager Member or any of its Affiliates may be the beneficiary), and in connection with any such policies maintained by the LLC for its own benefit, such Employee Stockholder shall cooperate with the Manager Member, its Affiliates and the LLC (as applicable) in connection with obtaining and maintaining such insurance policies (including without limitation by submitting to any required examinations and truthfully answering any questions asked by the insurer in connection with obtaining such policies).

(e) In addition to, and not in limitation of, the Manager Member’s powers and authority under this Agreement (including, without limitation, pursuant to Section 3.1(a) hereof), the Manager Member shall also have the power, in its sole discretion (after consultation with the Management Committee, to the extent practicable), whether or not they involve day-to-day operations, business and activities of the LLC (or any Controlled Affiliate thereof), to take any or all of the following actions:

(i) such actions as it deems necessary or appropriate to cause the LLC or any Affiliate of the LLC, or any officer, employee, member, partner, or agent thereof, to comply with applicable laws, rules or regulations;

(ii) such actions as it deems necessary or appropriate to coordinate any initiative which could materially affect the Manager Member and/or any of its Affiliates (but only on such terms and conditions as the participation of the LLC (or any Controlled Affiliates thereof) in such initiative has been approved by the Management Committee);

(iii) such actions as it deems necessary or appropriate to cause the LLC to fulfill its obligations and exercise its rights under the Purchase Agreement and this Agreement; and

(iv) any other action necessary or appropriate to prevent actions that require the Manager Member’s consent pursuant to the terms of this Agreement if such consent has not then been given.

(f) Notwithstanding any of the provisions of this Agreement to the contrary, all accounting, financial reporting and bookkeeping procedures of the LLC (and any Controlled Affiliates thereof) shall be established in conjunction with policies and procedures determined under the supervision of the Manager Member. The Management Committee shall have a continuing obligation to keep the Manager Member’s chief financial officer informed of material financial developments with respect to the LLC (and any Controlled Affiliates thereof). Notwithstanding any other provisions of this Agreement to the contrary, all legal, compliance and regulatory matters of the LLC (and any Controlled Affiliates thereof) shall be coordinated with the Manager Member and the LLC’s (and any of its Controlled Affiliates’) legal compliance activities shall be conducted and established in conjunction with policies and procedures determined under the supervision of the Manager Member.

(g) Each Employee Stockholder and Non-Manager Member covenants and agrees that such Employee Stockholder or Non-Manager Member, as the case may be, will at all times conduct its activities in connection with the LLC (and any Controlled Affiliates thereof), and any services provided to the LLC (or to any Controlled Affiliates thereof), in accordance with all applicable laws, rules and regulations, and that it will use its reasonable best efforts (i) to ensure that the business and activities of the LLC (and any Controlled Affiliates thereof) are conducted in compliance with all applicable laws, rules and regulations in all material respects and (ii) to preserve the goodwill and franchise value of the LLC (and any Controlled Affiliates thereof).

(h) Notwithstanding any of the provisions of this Agreement to the contrary, the Manager Member shall have the power to establish and mandate that the LLC (and any of its Controlled Affiliates) participate in employee benefit plans which are subject to ERISA or require qualification under Section 401 of the Code to the extent necessary in order to make the expenses of any such plan(s) deductible or otherwise to comply with ERISA or the Code, and may establish or modify the terms of any such plan to the extent necessary in connection therewith, provided that any such action taken by the Manager Member shall treat the Affiliates of the Manager Member subject to such action in an equitable manner (i.e., a manner not materially more disadvantageous to one Affiliate than to other Affiliates of the Manager Member, as reasonably determined by the Manager Member) to the extent permissible under ERISA and the Code and consistent with achieving tax deductibility.

(i) Notwithstanding any other provisions of this Agreement to the contrary, the Management Committee, each Employee Stockholder and each Non-Manager Member shall cooperate with the Manager Member and its Affiliates in implementing any initiative generally involving the LLC (and/or any Controlled Affiliates thereof) and a number of such Affiliates, but only on such terms and conditions as the participation of the LLC (and any Controlled Affiliates thereof) in such initiative has been approved by the Management Committee.

(j) Notwithstanding any other provisions of this Agreement to the contrary, any (i) voluntary liquidation of the LLC, (ii) sale, exchange or other disposition of all, or a substantial portion of, the assets of the LLC and its Controlled Affiliates, or (iii) Transfer by the Manager Member of all its interests in the LLC in a single transaction or series of related transactions (subject to the same exceptions applicable to any such Transfer by the Manager Member under Section 6.1 hereof), shall require a majority vote of all Members holding LLC Units, with each LLC Unit (regardless of whether such LLC Unit is a Series A LLC Unit or a Series B LLC Unit) being counted equally in such vote.

Section 3.6. Compensation and Expenses of the Members. The Manager Member may receive compensation for services provided to the LLC (or any Controlled Affiliate thereof) only to the extent approved by the Management Committee. The LLC shall, however, pay and/or reimburse the Manager Member for extraordinary expenses incurred by the Manager Member directly in connection with the operation of the LLC (and any Controlled Affiliates thereof). It is expressly understood by the parties hereto that the Manager Member’s general overhead items and expenses (including, without limitation, salaries, rent and travel expenses) shall not be reimbursed by the LLC. Stockholders, officers, directors, Members and agents of Members may serve as employees of the LLC (or any Controlled Affiliate thereof) and be compensated therefor out of the Operating Allocation as determined by the Management Committee (or its delegate(s)) pursuant to Section 3.5(b). Except in respect of their provision of services as employees of the LLC (or any Controlled Affiliate thereof) for which they may be compensated out of the Operating Allocation as contemplated by the preceding sentence, Employee Stockholders, Non-Manager Members and members of their Immediate Family may not receive compensation on account of the provision of services to the LLC (or any Controlled Affiliate thereof) without the prior written consent of the Management Committee and the Manager Member.

Section 3.7. Other Business of the Manager Member and Its Affiliates. The Manager Member and its Affiliates may engage, independently or with others, in other business ventures of every nature and description, including the acquisition, creation, financing, trading in, and operation and disposition of interests in, investment advisers or investment managers and other businesses that may be competitive with the LLC’s (or any of its Controlled Affiliates’) business. Neither the LLC (or any Controlled Affiliate thereof) nor any of the Employee Stockholders or Non-Manager Members shall have any right in or to any other such ventures by virtue of this Agreement or the limited liability company created or continued hereby, nor shall any such activity by the Manager Member or its Affiliates in and of itself be deemed wrongful or improper or result in any liability of the Manager Member or its Affiliates. Neither the Manager Member nor any of its Affiliates shall be obligated to present any opportunity to the LLC (or any Controlled Affiliate thereof) even if such opportunity is of such a character which, if presented to the LLC (or a Controlled Affiliate thereof), would be suitable for the LLC (or such a Controlled Affiliate thereof). The Manager Member shall not disclose any Intellectual Property owned or used in the course of business by the LLC (or any Controlled Affiliate thereof) to any Person, including, without limitation, any other of its Affiliates, and the Manager Member agrees always to keep secret and not ever to publish, divulge, furnish, use or make accessible to anyone any Intellectual Property that is not otherwise publicly available (other than as a result of a breach of the provisions of this Section 3.7), in each case other than in the regular business of the LLC and its Controlled Affiliates, as required by court order or by law or in connection with the enforcement of this Agreement or the Purchase Agreement. Notwithstanding any provision of this Section 3.7 to the contrary, the Manager Member shall not (i) solicit or induce, or attempt to solicit or induce (whether directly or indirectly), any Person for the purpose (which need not be the sole purpose) of causing any funds invested in any Fund to be withdrawn from such Fund or (ii) solicit or induce, or attempt to solicit or induce (whether directly or indirectly), any employee of the LLC or any Controlled Affiliate thereof to terminate his or her relationship therewith.

Section 3.8. Restrictions on Competition, Non-Solicitation and Non-Disclosure by Non-Manager Members and Employee Stockholders.

(a) Each Non-Manager Member and each Employee Stockholder agrees, for the benefit of the LLC and the other Members, that such Non-Manager Member or Employee Stockholder (as the case may be) shall not, while employed by the LLC or any of its Affiliates, and for two (2) years following termination of such employment (or if a Non-Manager Member or Employee Stockholder holds less than 2.0% of the outstanding LLC Interests at the time of termination of employment for one (1) year following termination) engage in any Prohibited Competition Activity.

(b) In addition to, and not in limitation of, the provisions of Section 3.8(a) hereto, each Non-Manager Member and each Employee Stockholder agrees, for the benefit of the LLC and the other Members, that such Non-Manager Member or Employee Stockholder (as the case may be) shall not, during the period beginning on the date such Non-Manager Member becomes a Non-Manager Member or Employee Stockholder becomes an Employee Stockholder (as applicable), and until the date which is two (2) years after the termination (or if a Non-Manager Member or Employee Stockholder holds less than 2.0% of the outstanding LLC Interests at the time of termination of employment until a date which is one (1) year after the termination) of such Non-Manager Member’s status as a Non-Manager Member or Employee Stockholder’s employment with the LLC and all of its Affiliates (as applicable), without the express written consent of the Manager Member and the Management Committee, directly or indirectly, whether as owner, part-owner, shareholder, partner, member, director, officer, trustee, employee, agent or consultant, or in any other capacity, on behalf of itself or any firm, corporation or other business organization other than the LLC and its Controlled Affiliates:

(i) provide Investment Services to any Person that is a Client (as defined herein, which includes Past Clients, Present Clients and Potential Clients); provided, however, that this clause (i) shall not be applicable to Clients of the LLC (including Potential Clients) who are also members of the Immediate Family of the Employee Stockholder or Non-Manager Member (as the case may be);

(ii) solicit or induce, whether directly or indirectly, any Person for the purpose (which need not be the sole or primary purpose) of (A) causing any funds invested in any Fund to-be withdrawn from such Fund, or (B) causing any Client (including any Potential Client) not to invest any additional funds in any Fund (or otherwise attempt to cause any of the foregoing to occur);

(iii) contact or communicate with, whether directly or indirectly, any Past, Present or Potential Clients with respect to the provision of Investment Services; provided, however, that this clause (iii) shall not be applicable to Clients (including Potential Clients) who are also members of the Immediate Family of the Employee Stockholder or Non-Manager Member; or

(iv) solicit or induce, or attempt to solicit or induce, directly or indirectly, any employee or agent of, or consultant to, the LLC or any of its Controlled Affiliates to terminate its, his or her relationship therewith, hire any such employee, agent or consultant, or former employee, agent or consultant, or work in any enterprise involving Investment Services with any employee, agent or consultant or former employee, agent or consultant, of the LLC or any of its Controlled Affiliates who was employed by or acted as an agent or consultant to the LLC or their respective Controlled Affiliates at any time during the two (2) year period preceding the termination of the Employee Stockholder’s employment or Non-Manager Member’s status as a member of the LLC, as applicable (excluding for all purposes of this sentence, secretaries and persons holding other similar positions).

For purposes of this Section 3.8(b), the term “Past Client” shall be limited to those Past Clients who were recipients of Investment Services, directly or indirectly (including through investment in any Fund), from the LLC and/or their respective Controlled Affiliates at the date of termination of the Employee Stockholder’s employment or Non-Manager Member’s status as a member of the LLC (as applicable) or at any time during the two (2) years immediately preceding the date of such termination.

Notwithstanding the provisions of Sections 3.8(a) and 3.8(b), any Employee Stockholder may (i) make passive personal investments in an enterprise (whether or not competitive with the Manager Member or the LLC) the shares or other equity interests of which are publicly traded, provided his holding therein together with any holdings of his Affiliates and members of his Immediate Family, are less than five percent (5%) of the outstanding shares or comparable interests in such entity; and (ii) serve as a trustee of a registered investment company.

(c) Each Member and each Employee Stockholder agrees that any and all presently existing investment advisory businesses of the LLC and its Controlled Affiliates and all businesses developed by the LLC, any of its Controlled Affiliates, the Predecessor Business and the Predecessor Business, including by such Employee Stockholder or any other employee of the LLC or any of its Controlled Affiliates, the Predecessor Business or any predecessor thereto (whether or not in such person’s individual capacity), including without limitation, all investment methodologies, all investment advisory contracts, fees and fee schedules, commissions, records, data, Client lists, agreements, trade secrets, and any other incident of any business developed by the LLC, its Controlled Affiliates, the Predecessor Business or any predecessor thereto, or earned or carried on by the Employee Stockholder for the LLC, any of its Controlled Affiliates, the Predecessor Business or any predecessor thereto, and all trade names, service marks and logos under which the LLC or its Affiliates (or any predecessor thereto) do or have done business, and any combinations or variations thereof and all related logos, are and shall be the exclusive property of the LLC or such Controlled Affiliate thereof, as applicable, for its or their sole use, and (where applicable) shall be payable directly to the LLC or such Controlled Affiliate. In addition, each Member and each Employee Stockholder acknowledges and agrees that the investment performance of the accounts managed by the LLC or any Controlled Affiliate thereof was attributable to the efforts of the team of professionals of the LLC, such Controlled Affiliate thereof, such Predecessor Business or such predecessor thereto, and not to the efforts of any single individual or subset of such team of professionals, and that, therefore, the performance records of the accounts managed by the LLC or any of its Controlled Affiliates (or any predecessor to any of them), including without limitation, the Funds, are and shall be the exclusive property of the LLC or such Controlled Affiliate, as applicable (and not of any other Person or Persons).

(d) Each Non-Manager Member and each Employee Stockholder acknowledges that, in the course of performing services hereunder and otherwise, such Member or Employee Stockholder (as applicable) has had, and will from time to time have, access to information of a confidential or proprietary nature, including without limitation, all confidential or proprietary investment methodologies, trade secrets, proprietary or confidential plans, Client identities and information, Client lists, service providers, business operations or techniques, records and data (“Intellectual Property”) owned or used in the course of business by the LLC, its Controlled Affiliates or any of the parties to the Purchase Agreement. Each Non-Manager Member and each Employee Stockholder agrees always to keep secret and not ever publish, divulge, furnish, use or make accessible to anyone (otherwise than in the regular business of the LLC and its Controlled Affiliates or as required by court order or by law (on the written advice of outside counsel)) any Intellectual Property of the LLC or any Controlled Affiliate thereof unless such information can be shown to be in the public domain through no fault of such Non-Manager Member or Employee Stockholder. At the termination of the Employee Stockholder’s employment by the LLC and its Controlled Affiliates or the Non-Manager Member’s status as a member of the LLC, all data, memoranda, Client lists, notes, programs and other papers, items and tangible media, and reproductions thereof relating to the foregoing matters in the Non-Manager Member’s or Employee Stockholder’s possession or control, shall be returned to the LLC and remain in its possession. The Management Committee shall procure that any Person who becomes a Non-Manager Member of the LLC, or who acquires a beneficial interest in an entity which is a Non-Manager Member of the LLC shall not be provided access to any confidential or proprietary information of the LLC or any of its Controlled Affiliates (except to the extent as may be otherwise required by applicable law).

(e) Each Non-Manager Member and each Employee Stockholder acknowledges that, in the course of entering into this Agreement, the Non-Manager Member or Employee Stockholder (as applicable) has had and, in the course of the operation of the LLC and any Controlled Affiliates thereof, the Non-Manager Member or Employee Stockholder will from time to time have, access to Intellectual Property owned by or used in the course of business by the Manager Member. Each Non-Manager Member and each Employee Stockholder agrees, for the benefit of the LLC and its Members, and for the benefit of the Manager Member, always to keep secret and not ever publish, divulge, furnish, use or make accessible to anyone (otherwise than at the Manager Member’s request or by court order or by law (on the written advice of outside counsel)) any knowledge or information regarding Intellectual Property (including, by way of example and not of limitation, the transaction structures utilized by the Manger Member) of the Manager Member unless such information can be shown to be in the public domain through no fault of such Non-Manager Member or Employee Stockholder. At the termination of the Employee Stockholder’s service to the LLC and Controlled Affiliates or the Non-Manager Member’s status as a member of the LLC, all data, memoranda, documents, notes and other papers, items and tangible media, and reproductions thereof relating to the foregoing matters in the Non-Manager Member’s or Employee Stockholder’s possession or control shall be returned to the Manager Member and remain in its possession.

(f) The provisions of this Section 3.8 shall not be deemed to limit any of the rights of the LLC under applicable law, but shall be in addition to the rights under applicable law.

Section 3.9. Remedies Upon Breach.

(a) In the event that a Non-Manager Member or its related Employee Stockholder breaches any of the provisions of Section 3.8 hereof, then (i) such Non-Manager Member shall forfeit its right to receive any payment for its LLC Interests under Section 3.10, although it shall cease to be a Non-Manager Member in accordance with the provisions of Section 3.10(e), (ii) the Manager Member (and any of its assignees thereunder) shall have no further obligations under any promissory note theretofore issued to such Non-Manager Member pursuant to Section 3.10(f), and (iii) the LLC shall be entitled to withhold any other payments to which such Non-Manager Member or its related Employee Stockholder otherwise would be entitled to offset damages resulting from such breach.

(b) Each Non-Manager Member and each Employee Stockholder agrees that any breach of the provisions of Section 3.8 of this Agreement by such Non-Manager Member or Employee Stockholder (as applicable) could cause irreparable damage to the LLC and the other Members, and that the LLC (by action of the Management Committee) and the Manager Member shall have the right to an injunction or other equitable relief (in addition to other legal remedies) to prevent any violation of a Non-Manager Member’s or Employee Stockholder’s obligations hereunder or thereunder.

Section 3.10. Purchase Provisions.

The Members of the LLC, having agreed that it is in the best interests of the LLC not to have ex-employees who were (or were related persons of, as applicable) Non-Manager Members remain as Non-Manager Members (or have their related Non-Manager Members remain as Non-Manager Members, as applicable) following the termination of such employment, agree among themselves as follows:

(a) In the event that the employment by the LLC (and by any of its Controlled Affiliates employing such Employee Stockholder) of any Employee Stockholder terminates for any reason, then the Manager Member shall have the option to purchase, and such Employee Stockholder (or the Non-Manager Member of which such Employee Stockholder was an owner, if such Employee Stockholder is not itself the Non-Manager Member) and each of its Permitted Transferees (such selling Persons, collectively, a “Selling Member”) shall, if the Manger Member elects to purchase such LLC Interests, sell to the Manager Member (such purchases, collectively, a “Purchase”, and the LLC Interests purchased pursuant thereto, collectively, the “Purchased Interest”), all of the LLC Interests held by the Selling Member for the Purchase Price (as defined in Section 3.10(c) hereof) and otherwise pursuant to the terms of this Section 3.10. The option to Purchase shall be exercised by the Manager Member by delivery to such Employee Stockholder of a written notice (the “Purchase Notice”) (i) setting forth the Manager Member’s intent to exercise the option to Purchase and containing the total number of Units to be sold to the Manager Member, and (ii) mailed, via postage pre-paid registered or certified United States mail, to the attention of or otherwise actually delivered to Employee Stockholder at Employee Stockholder’s most recent address reflected in the LLC’s payroll.

(b) The closing of the Purchase will take place on a date set by the Manager Member (the “Purchase Closing Date”) which shall be after the last day of the calendar quarter in which the applicable Employee Stockholder’s employment with the LLC (and any of its applicable Controlled Affiliates) terminated (or, if later, after the last day of the sixth (6th) full calendar month following the Effective Time), but which is not more than one hundred twenty (120) days after the date such termination of employment occurred (or, if later, not more than one hundred twenty (120) days after the last day of the sixth (6th) full calendar month following the Effective Time).

(c) The aggregate purchase price payable by the Manager Member (or its assignee) for a Purchase (the “Purchase Price”) shall be an amount equal to the fair value of the LLC Units subject to the Purchase, which shall be conclusively determined as follows (and the price so determined pursuant to the following provisions shall be final and binding upon the parties hereto):

(i) Series A LLC Units shall be valued at the fair value thereof, which shall be conclusively determined as follows:

(A)	five (5.0), multiplied by

(B)
the “Applicable Cash Flow”, which shall be defined as the positive difference (if any) of (x) the sum of (I) fifty percent (50%) of the Base Owners’ Allocation for the twenty-four (24) months ending on the last day of the calendar quarter in which the termination of such Employee Stockholder’s employment occurs (or, if later, the last day of the sixth (6th) full calendar month following the Effective Time), plus (II) twenty-five percent (25%) of the Earned Performance Owners’ Allocation for the forty-eight (48) months ending on the last day of the calendar quarter in which the termination of such Employee Stockholder’s employment occurs (or, if later, the last day of the sixth (6th) full calendar month following the Effective Time), minus (y) the amount (if any) by which the combined actual expenses of the LLC and any Controlled Affiliates thereof (determined on an accrual basis in accordance with GAAP consistently applied) exceeded the Operating Allocation (including any previously reserved Operating Allocation) during the twelve (12) months ending the last day of the calendar quarter in which the termination of such Employee Stockholder’s employment occurs (or, if later, the last day of the sixth (6th) full calendar month following the Effective Time), multiplied by

(C)
the “Applicable Fraction”, which shall be defined as a fraction the numerator of which is the number of Series A LLC Units being purchased in the Purchase, and the denominator of which is the number of LLC Units outstanding on the date of the closing of the Purchase (before giving effect to any issuances or redemptions of LLC Units on such date).

(ii) Series B LLC Units shall be valued at the fair value thereof, which shall be conclusively determined as follows:

(A)	The positive difference, if any, between (x) five (5.0) multiplied by the “Applicable Cash Flow” and (y) the Liquidation Preference, multiplied by

(B)
A fraction, the numerator of which is the number of Series B LLC Units being purchased in the Purchase and the denominator of which is the number of LLC Units outstanding on the date of the closing of the Purchase (before giving effect to any issuances or redemptions of LLC Units on such date).

(d) The rights of the Manager Member and its assignees hereunder are in addition to and shall not affect any other rights which the Manager Member, the LLC or their assigns may otherwise have to purchase LLC Interests.

(e) On the Purchase Closing Date, the Manager Member (or its assignee, as applicable) shall pay to the Selling Member the Purchase Price for the LLC Interests purchased in the manner set forth in this Section 3.10, and upon such payment the Selling Member shall cease to hold any LLC Interests, and such Selling Member automatically shall be deemed to have withdrawn from the LLC and shall cease to be a Member of the LLC and shall no longer have any rights hereunder; provided, however, that the provisions of this Article III shall continue to be binding upon such Selling Member and any related Employee Stockholder as provided in Section 3.13 hereof. On the Purchase Closing Date, the Selling Member and the Manager Member (or its assignee) shall, if the Manager Member so requests, execute an agreement reasonably acceptable to the Manager Member (i) in which the Selling Member (including each Person included therein) represents and warrants to the Manager Member (or its assignee), that it has sole record and beneficial title to the Purchased Interest, free and clear of any Liens other than those imposed by this Agreement, and (ii) addressing such other matters as the Manager Member reasonably requests.

(f) Payment of the Purchase Price with respect to any Purchased Interest shall be made as follows:

(i) In the case of a Purchase of Series A LLC Units,

(A)
in the case of such a Purchase following a termination of the employment of the applicable Employee Stockholder in conjunction with a Removal Upon the Instruction of the Management Committee, on the Purchase Closing Date by wire-transfer of immediately available funds to an account designated to the Manager Member by the Selling Member at least three (3) business days prior to the Purchase Closing Date;

(B)
in the case of such a Purchase following a termination of the employment of the applicable Employee Stockholder resulting from the death of such Employee Stockholder, on the Purchase Closing Date either (in the sole discretion of the Manager Member) (I) by wire-transfer of immediately available funds to an account designated to the Manager Member by the Selling Member at least three (3) business days prior to the Purchase Closing Date or (II) by delivery of a promissory note of the Manager Member, in the form attached hereto as Exhibit A, having an initial principal amount equal to the Purchase Price, the principal amount of which promissory note is payable in four (4) equal annual installments (subject to the terms and conditions of this Agreement and such promissory note), with the first installment payable on the Purchase Closing Date;

(C)
in the case of such a Purchase following a termination of the employment of the applicable Employee Stockholder resulting from the Retirement or Permanent Incapacity of such Employee Stockholder, on the later to occur of (I) the Purchase Closing Date or (II) the date which is the first business day after the second anniversary of the Effective Time, in either such case either (in the sole discretion of the Manager Member) (x) by wire-transfer of immediately available funds to an account designated to the Manager Member by the Selling Member at least three (3) business days prior to the date such payment is due or (y) by delivery of a promissory note of the Manager Member, in the form attached hereto as Exhibit A, having an initial principal amount equal to the Purchase Price, the principal amount of which promissory note is payable in four (4) equal annual installments (subject to the terms and conditions of this Agreement and such promissory note), with the first installment payable on the date such promissory note is delivered pursuant hereto; or

(D)
in the case of any other such Purchase (including without limitation a termination of the employment of the applicable Employee Stockholder in conjunction with a Removal For Acting Contrary to the Best Interests of the LLC), on the later to occur of (I) the Purchase Closing Date or (II) the date which is the first business day after the second anniversary of the Effective Time, in either such case (x) fifty percent (50%) in Contingent Consideration payable on the Liquidation Date and (y) fifty percent (50%) (in the sole discretion of the Manager Member) either (1) by wire-transfer of immediately available funds to an account designated to the Manager Member by the Selling Member at least three (3) business days prior to the date such payment is due or (2) by delivery of a promissory note of the Manager Member, in the form attached hereto as Exhibit A, having an initial principal amount equal to fifty percent (50%) of the Purchase Price, the principal amount of which promissory note is payable in four (4) equal annual installments (subject to the terms and conditions of this Agreement and such promissory note), with the first installment payable on the date such promissory note is delivered pursuant hereto; and

(ii) In the case of a Purchase of Series B LLC Units, on the later to occur of (A) the Purchase Closing Date or (B) the date which is the first business day after the second anniversary of the Effective Time, in either such case one hundred percent (100%) in Contingent Consideration payable on the Liquidation Date.

(g) The Manager Member may assign any or all of its rights and obligations under this Section 3.10, in one or more instances, to any other Person; provided, however, that no such assignment shall relieve the Manager Member of its obligation to make payment of a Purchase Price (to the extent not paid by any such assignee). The Manager Member may, with the consent of the Management Committee, assign any or all of its rights and obligations under this Section 3.10, in one or more instances, to the LLC.

(h) In the event that a Non-Manager Member, its related Employee Stockholder or any Permitted Transferee thereof holding LLC Interests (or any other holder of LLC Interests, other than the Manager Member or any Affiliate thereof) (i) has filed a voluntary petition under the bankruptcy laws or a petition for the appointment of a receiver or makes any assignment for the benefit of creditors, (ii) is subject involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to any of its LLC Interests or, in the case of an Employee Stockholder which is not a Non-Manager Member, its interests in the Non-Manager Member which it owns, and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its effective date, or (iii) otherwise is subject to a Transfer of any of its LLC Interests or, in the case of an Employee Stockholder which is not a Non-Manager Member, its interests in the Non-Manager Member which it owns, by court order or decree or by operation of law (other than any such Transfer permitted by Section 5.1 hereof without the consent of the Manager Member), then the Manager Member shall in its sole discretion be entitled to purchase (or permit its assignee to purchase) all of the LLC Interests held by such Non-Manager Member (or other holder of LLC Interests, other than the Manager Member or any Affiliate thereof) pursuant to the terms of this Section 3.10 as if such Non-Manager Member (or other holder of LLC Interests) was a Selling Member, with the purchase price for such purchase to be determined pursuant to Section 3.10(c)(ii) and the date of the closing to be determined by the Manager Member in its discretion; provided, however, that in the case of a Transfer as a result of divorce, the Manager Member shall be entitled to purchase (or permit its assignee to purchase) only the LLC Interests then held by (or subject to transfer to) the divorced spouse of such Non-Manager Member (or in the case of an Employee Stockholder which is not a Non-Manager Member, interests in its Non-Manager Member held by the divorced spouse of such Employee Stockholder) as if such spouse was a Selling Member under this Section 3.10, and not the LLC Interests (or interests in such Non-Manager Member, as applicable) which continue to be held by such Non-Manager Member or Employee Stockholder (as applicable). In order to give effect to clause (iii) of the prior sentence, if any of the interests of a Non-Manager Member in the LLC, or of an Employee Stockholder in a Non-Manager Member, become subject to Transfer (or purport to be or have been Transferred) by a court order or decree or by operation of law, the Non-Manager Member (or other holder of LLC Interests, other than the Manager Member or any Affiliate thereof) whose interests in the LLC, or the interests in which (as applicable), are subject to such Transfer shall cease to be a Member of the LLC, and the transferee by court order or decree or by operation of law shall not become a Member, and the Manager Member (or its assignee) shall have the right in its sole discretion to purchase from the Non-Manager Member which has ceased to be a Non-Manager Member (or other holder of LLC Interests) all of his, her or its interests in the LLC in the manner set forth in the preceding sentence. In the event that the Manager Member in its sole discretion determines not to purchase (or permit another assignee of the Manager Member to purchase) the LLC Interests held by a Non-Manager Member (or other holder of LLC Interests, other than the Manager Member or any Affiliate thereof) pursuant to the foregoing provisions of this Section 3.10(h), the Manager Member shall assign its right to make such purchase to any one or more other Non-Manager Members who desire to make such purchase for their own accounts (and whom the Management Committee shall have authorized in writing to make such purchase, with the Management Committee determining the respective percentages such other Non-Manager Members shall be permitted to purchase), and such other Non-Manager Member(s) shall be entitled to purchase such LLC Interests on the same terms that would have been applicable to the Manager Member had it elected to make such purchase pursuant to the foregoing provisions of this Section 3.10(h).

(i) In the event that a Non-Manager Member (or other holder of LLC Interests, other than the Manager Member or any Affiliate thereof) is required to sell its LLC Interests pursuant to the provisions of this Section 3.10 and for any reason fails to execute and deliver the agreements required by this Section 3.10 and otherwise to consummate such sale in accordance with the provisions of this Section 3.10 (including without limitation as a result of being unable for any reason to comply with the requirements hereof), the Manager Member (or its assignee, as applicable) may deposit the Purchase Price therefor (including cash and/or promissory notes) with any bank doing business within fifty (50) miles of the LLC’s principal place of business, or with the LLC’s accounting firm, as agent for such Non-Manager Member (or such other holder of LLC Interests), to be held by such bank or accounting firm for the benefit of and for delivery to such Non-Manager Member. Upon such deposit by the Manager Member (or its assignee, as applicable) and upon notice thereof given to such Non-Manager Member (or such other holder of LLC Interests), and such Non-Manager Member’s (or such other holder’s) LLC Interests automatically shall be deemed to have been sold, transferred, conveyed and assigned to the Manager Member (or its assignee, as applicable), such Non-Manager Member (or such other holder) shall cease to hold any LLC Interests, shall cease to be a Member of the LLC (if previously a Member) and shall have no further rights with respect thereto (other than the right to withdraw the payment therefor, if any, held by the agent described in the preceding sentence), and the Manager Member shall record such transfer on Schedule A hereto.

Section 3.11. No Employment Obligation. Each Non-Manager Member and each Employee Stockholder acknowledges that this Agreement creates no obligation on the part of the LLC (or any Controlled Affiliate thereof) to continue the employment of an Employee Stockholder or any other Person with the LLC (or any Controlled Affiliate thereof), and that such Employee Stockholder is an employee at will of the LLC and any of its Controlled Affiliates employing such Employee Stockholder.

Section 3.12. Capitalization of Excess Operating Cash Flow. If the Management Committee advises the Manager Member that, in its reasonable judgment (taking into account the anticipated revenue and expenses bases of the LLC), the Operating Allocation will exceed the foreseeable expenses of the LLC on a sustained basis (taking into account business conditions at the time and including both a reasonable allowance for either loss of business or a change in margins in the business), the Manager Member shall discuss in good faith with the Management Committee whether the Manager Member concurs in that view, and if the Manager Member after such discussion concurs in that view in its sole discretion, the Manager Member will further discuss with the Management Committee whether to capitalize a portion of such excess cash flow, the amount of any such excess that it is potentially appropriate to capitalize, and who the recipients of such capitalized excess cash flow should be from the management group.

Section 3.13. Miscellaneous. Each Member and each Employee Stockholder agrees that the enforcement of the provisions of Sections 3.8, 3.9 and 3.10 hereof are necessary to ensure the protection and continuity of the business, goodwill and confidential business information of the LLC (and any Controlled Affiliates thereof) for the benefit of each of the Members. Each Member and each Employee Stockholder agrees that, due to the proprietary nature of the LLC’s (and any of its Controlled Affiliates’) business, the restrictions set forth in Section 3.8 hereof are reasonable as to duration and scope. If any provision contained in this Article III shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Article III. It is the intention of the parties hereto that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time that is not permitted by applicable law, or is any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would then be valid or enforceable under applicable law, such provision shall be construed and interpreted or reformed to provide for a restriction or covenant having the maximum enforceable geographic area, time period and other provisions as shall be valid and enforceable under applicable law. Each Member and Employee Stockholder acknowledges that the obligations and rights under Sections 3.8, 3.9 and 3.10 and this Section 3.13 shall survive the termination of the employment of an Employee Stockholder with the LLC (and with any applicable Controlled Affiliates thereof) and/or the withdrawal or removal of a Member from the LLC, regardless of the manner of such termination, withdrawal or removal, in accordance with the provisions hereof. Moreover, each Member agrees that the remedies provided herein are reasonably related to the anticipated loss that the LLC (and any Controlled Affiliates thereof) and the Members (including, without limitation, the Manager Member, which would be purchasing LLC Interests from a Non-Manager Member) would suffer upon a breach of such provisions. Except as agreed to by the Manager Member in advance in a writing making specific reference to this Article III, no Employee Stockholder or Non-Manager Member shall enter into any agreement or arrangement which is inconsistent with the terms and provisions hereof.

ARTICLE IV

CAPITAL CONTRIBUTIONS;
CAPITAL ACCOUNTS AND ALLOCATIONS; DISTRIBUTIONS

Section 4.1. Capital Contributions.

(a) As of immediately prior to the Effective Time, the LLC purchased all of assets, properties, rights, powers, privileges and business (and the goodwill associated therewith) described in the Purchase Agreement (and the LLC assumed all of the liabilities described in the Purchase Agreement), and the Members agree that the acquired property and the rights, subject to the liabilities, had the value set forth on Schedule A hereto and the Manger Member shall be deemed to have made a Capital Contribution equal to said value. Except as may be agreed to in connection with the issuance of additional LLC Interests, as specifically set forth herein, or as may be required under applicable law, the Members shall not be required to make any further capital contributions to the LLC. No Member shall make any capital contribution to the LLC without the prior consent of the Manager Member.

(b) No Member shall have the right to withdraw any part of his, her or its (or his, her or its predecessors in interest) Capital Contribution until the dissolution and winding up of the LLC (except as distributions otherwise expressly provided for in this Article IV may represent returns of capital, in whole or in part). No Member shall be entitled to receive any interest on any Capital Contribution made by it (or its predecessors in interest) to the LLC. No Member shall have any personal liability for the repayment of any Capital Contribution of any other Member.

Section 4.2. Capital Accounts; Allocations.

(a) There shall be established for each Member a Capital Account (a “Capital Account”) which, in the case of each Member, shall initially be equal to the Capital Contribution of such Member as set forth on Schedule A hereto.

(b) The Capital Account of each Member shall be adjusted in the following manner. Each Capital Account shall be increased by such Member’s allocable share of income and gain, if any, of the LLC (as well as the Capital Contributions made by a Member after the Effective Time, including, without limitation, any Capital Contributions deemed to have been made to the LLC by the Manager Member pursuant to the operation of clause (ii) of the last paragraph of Section 3.5(b) hereof) and shall be decreased by such Member’s allocable share of deductions and losses, if any, of the LLC and by the amount of all distributions made to such Member. The amount of any distribution of assets other than cash shall be deemed to be the Fair Market Value of such assets (net of any liabilities encumbering such property that the distributee Member is considered to assume or take subject to). Capital Accounts shall also be adjusted upon the issuance of additional LLC Interests as set forth in Section 5.5(c) and upon the transfer of LLC Interests as set forth in Section 5.1. To the extent not otherwise provided for in this Agreement, the Capital Accounts of the Members shall be adjusted and maintained in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), as the same may be amended or revised. Any references in any section of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above.

(c) Subject to Sections 4.2(e), 4.2(g) and 4.5 hereof, all items of LLC income and gain shall be allocated among the Members’ Capital Accounts at the end of every calendar quarter as follows:

(i) first, items of income and gain (if any) shall be allocated to the Manager Member in an amount equal to the product of (A) the Owners’ Allocation for such calendar quarter, multiplied by (B) a fraction (I) the numerator of which is the number of LLC Units held by the Manager Member as of the first day of such calendar quarter and (II) the denominator of which is the number of LLC Units outstanding as of the first day of such calendar quarter;

(ii) second, items of income and gain (if any) shall be allocated to the Manager Member until the Manager Member has been allocated cumulative income and gain under this Section 4.2(c)(ii) equal to the cumulative amount of losses and deductions allocated to the Manager Member under Sections 4.2(d)(ii) and 4.2(d)(iii) in prior periods (if any);

(iii) third, items of income and gain (if any) shall be allocated to each Non-Manager Member in an amount equal to the product of (I) the Owners’ Allocation for such calendar quarter, multiplied by (II) a fraction (x) the numerator of which is the number of LLC Units held by such Non-Manager Member as of the first day of such calendar quarter and (y) the denominator of which is the number of LLC Units outstanding as of the first day of such calendar quarter, until the aggregate amount of such items of income and gain allocated to the Members (including both the Manager Member and the Non-Manager Members) pursuant to Sections 4.2(c)(i), 4.2(c)(ii) and this 4.2(c)(iii) for such calendar quarter equals the total amount of the Owners’ Allocation for such calendar quarter; and

(iv) finally, all remaining items of LLC income and gain shall be allocated among the Non-Manager Members in accordance with (and in proportion to) each Non-Manager Member’s respective number of LLC Units on the first day of such calendar quarter.

(d) Subject to Sections 4.2(f), 4.2(g) and 4.5 hereof, all items of LLC loss and deduction shall be allocated among the Members’ Capital Accounts at the end of every calendar quarter as follows:

(i) first, all items of LLC loss and deduction for such calendar quarter shall be allocated: (A) first, among the Non-Manager Members in accordance with (and in proportion to) each Non-Manager Member’s respective number of LLC Units on the first day of such calendar quarter, until the aggregate amount of such items of loss and deduction allocated to the Non-Manager Members pursuant to this clause (A) equals the aggregate amount of allocations of income and gain to the Non-Manager Members pursuant to Section 4.2(c)(iv) for such calendar quarter and (B) second, among the Non-Manager Members in accordance with (and in proportion to) their respective numbers of LLC Units on the first day of such calendar quarter, until the Capital Accounts of all of the Non-Manager Members shall have been reduced to zero (0) (after giving effect to the allocations of income and gain for such calendar quarter under Section 4.2(c)); provided that no additional loss or deduction shall be allocated to any Non-Manager’s Capital Account pursuant to this Section 4.2(d)(i) once such Capital Account has been reduced to zero (0) (but items of loss and deduction shall continue to be allocated to the Capital Accounts of the other Non-Manager Members pursuant to this Section 4.2(d)(i) until all such Non-Manager Members’ Capital Accounts have been reduced to zero (0));

(ii) second, any remaining items of LLC loss and deduction for such calendar quarter not allocated to the Non-Manager Members under Section 4.2(d)(i) shall be allocated to the Manager Member until its Capital Account shall have been reduced to zero (0); and

(iii) finally, any remaining items of LLC loss and deduction for such calendar quarter not allocated to the Members under Sections 4.2(d)(i) and 4.2(d)(ii) shall be allocated among all Members in accordance with (and in proportion to) each Member’s respective number of LLC Units as of the first day of such calendar quarter.

(e) If the LLC has a net gain from the sale, exchange or other disposition of all, or a substantial portion (as determined by the Manager Member) of, the assets of the LLC and its Controlled Affiliates, then that net gain shall be allocated among the Members as follows:

(i) first, net gain shall be allocated to the Manager Member until the Manager Member has been allocated cumulative gain which, together with income and gain previously allocated to the Manager Member under Section 4.2(c)(ii) hereof and this Section 4.2(e)(i), equals the cumulative amount of losses and deductions allocated to the Manager Member under Sections 4.2(d)(ii) and 4.2(d)(iii) in prior periods;

(ii) second, an aggregate amount of net gain equal to the positive difference between (A) the Liquidation Preference and (B) the aggregate positive Capital Account balances of those Members holding Series A LLC Units as of the date of the transaction (or an allocable portion thereof, in the case of any Member holding both Series A LLC Units and Series B LLC Units as of the date of such transaction) shall be allocated among those Members holding Series A LLC Units as of the date of the transaction in accordance with (and in proportion to) their respective number of Series A LLC Units as of the date of the transaction; provided, however, that, in the event the ratio of (I) the aggregate Capital Account balances of any Non-Manager Members holding Series A LLC Units, on the one hand, to (II) the Capital Account balance of the Manager Member, on the other hand, is less than the ratio of (X) the Applicable Aggregate Non-Manager Member Allocation Percentage, on the one hand, to (Y) the Applicable Manager Member Allocation Percentage, on the other hand, then in such event, the aggregate net gain described in this clause (ii) shall first be allocated to such Non-Manager Members holding Series A LLC Units (in accordance with, and in proportion to, their respective number of Series A LLC Units) until such ratios are equal (and thereafter shall be allocated in accordance with this clause (ii) without further application of this proviso);

(iii) third, net gain shall be allocated among the Non-Manager Members in accordance with (and in proportion to) their respective number of LLC Units as of the date of the transaction, until the ratio of (I) the aggregate Capital Account balances of the Non-Manager Members, on the one hand, to (II) the Capital Account balance of the Manager Member, on the other hand, is equal to the ratio of (X) the Applicable Aggregate Non-Manager Member Allocation Percentage, on the one hand, to (Y) the Applicable Manager Member Allocation Percentage, on the other hand; and

(iv) thereafter, net gain shall be allocated among the Members in accordance with (and in proportion to) their respective number of LLC Units as of the date of the transaction.

(f) If the LLC has a net loss from any sale, exchange or other disposition of all, or a substantial portion (as determined by the Manager Member) of, the assets of the LLC and its Controlled Affiliates, then that net loss shall be allocated among the Members in accordance with (and in proportion to) their respective number of LLC Units as of the date of the transaction; provided that no additional losses shall be allocated to a Member once its Capital Account has been reduced to zero (0) (but losses shall continue to be allocated to the Capital Accounts of the other Members pursuant to this Section 4.2(f)) until all Members’ Capital Accounts have been reduced to zero (0), and thereafter any remaining amount of such losses shall be allocated among all Members pursuant to this Section 4.2(f) in accordance with (and in proportion to) each Member’s respective number of LLC Units as of the first day of such calendar quarter.

(g) In the event that during any calendar quarter (or any fiscal year of the LLC) there is any change of Members or LLC Units held by the Members (whether as a result of the admission of an Additional Non-Manager Member, the redemption by the LLC of all (or any portion) of any Member’s LLC Units, an issuance or transfer of any LLC Units or otherwise), the following shall apply (and shall be implemented as determined by the Manager Member): (i) such change shall be deemed to have occurred as of the end of the last day of the calendar quarter in which such change occurred, (ii) the books of account of the LLC shall be closed effective as of the close of business on the effective date of any such change as set forth in clause (i) and such fiscal year shall thereupon be divided into two or more portions, (iii) each item of income, gain, loss and deduction shall be determined (on the closing of the books basis) for the portion of such fiscal year ending with the date on which the books of account of the LLC are so closed, and (iv) each such item for such portion of such fiscal year shall be allocated (pursuant to the provisions of Sections 4.2(c) and (d) hereof) to those Persons who were Members during such portion of such fiscal year in accordance with their respective LLC Units during such period.

Section 4.3. Distributions.

(a) Subject to Section 4.4 hereof, from and after the Effective Time, within thirty (30) days after the end of each calendar quarter, the LLC shall, to the extent cash is available therefor at the LLC or any of its Controlled Affiliates (and the LLC shall cause its Controlled Affiliates to distribute any such available cash to the LLC, to the extent required for distributions pursuant hereto and not in violation of any laws applicable to such Controlled Affiliates), and based on the unaudited financial statements for such calendar quarter prepared in accordance with Section 8.3 hereof (after approval of such financial statements by the Manager Member), (i) first, distribute to the Manager Member an amount equal to the allocations of income and gain to the Manager Member pursuant to Sections 4.2(c)(i) and 4.2(c)(ii) for such calendar quarter (less the Manager Member’s pro rata portion of any Owners’ Allocation Expenditures made in such calendar quarter) plus any previous calendar quarter to the extent not then distributed, and (ii) second, distribute to each Non-Manager Member (and each Person who was a Non-Manager Member at any time during such calendar quarter) an amount equal to the allocation of income and gain to such Non-Manager Member pursuant to Sections 4.2(c)(iii) and 4.2(c)(iv) for such calendar quarter (less an amount equal to each such Person’s pro rata portion of any Owners’ Allocation Expenditures made in such calendar quarter) plus any previous calendar quarter to the extent not then distributed, less an amount equal to the allocation of losses and deductions to such Non-Manager Member pursuant to Section 4.2(d)(i) for such calendar quarter. Within sixty (60) days after the end of each fiscal year of the LLC, the LLC shall, based on the audited financial statements prepared in accordance with Section 8.3 hereof, make a distribution of the remaining amounts (if any) for such completed fiscal year which were allocated pursuant to Sections 4.2(c)(i), 4.2(c)(ii), 4.2(c)(iii) and 4.2(c)(iv) (but not previously distributed) and any previous fiscal year to the extent not then distributed (less each applicable recipient’s pro rata portion of any Owners’ Allocation expenditures made in such fiscal year), such distribution to be made in accordance with clauses (i) and (ii) of the prior sentence, whenever and to the extent cash is available therefor at the LLC or any of its Controlled Affiliates (and the LLC shall cause its Controlled Affiliates to distribute any such available cash to the LLC, to the extent required for such distributions and not in violation of any laws applicable to such Controlled Affiliates). Notwithstanding the foregoing provisions of this Section 4.3(a), the Manager Member may, with the approval of the Management Committee, from time to time reserve and not distribute portions of the Owners’ Allocation for LLC purposes (including without limitation to increase the net worth of the LLC, to make capital expenditures (such as the creation of or investment in a Controlled Affiliate) or to create a reserve for anticipated purchases of LLC Interests); provided, however, that any such reservation shall be made from all Members pro rata in proportion to LLC Units and that such funds shall be maintained in the Receipts Account (as defined below) pending expenditure thereof; and provided, further, that to the extent such reserve is not used for LLC purposes as contemplated by the Manager Member and the Management Committee, such reserve shall be distributed in accordance with this Section 4.3(a). To the extent that cash is for any reason not available to make a distribution to the Manager Member pursuant to this Section 4.3(a) of the time such distribution otherwise would have been required by this Section 4.3(a) to be made to the Manager Member if cash were available therefor (or in the event that the LLC for any other reason does not make a required distribution to the Manager Member within thirty (30) days following a calendar quarter end or sixty (60) days following a fiscal year end, as applicable), then such distribution shall be made to the Manager Member by the LLC as promptly as possible following the date it was otherwise required to be made under this Section 4.3(a), together with interest thereon calculated from the thirtieth (30th) day following such calendar quarter end or the sixtieth (60th) day following such fiscal year end (as applicable) at a rate per annum equal to the prime lending rate then in effect as reported by JP Morgan Chase, which interest shall be borne by the LLC as an operating expense payable out of the Operating Allocation.

(b) To give effect to the foregoing, the LLC shall have two (2) bank accounts. The first account (the “Receipts Account”) shall have as its authorized signatories such representatives of the LLC and the Manager Member as the Management Committee and the Manager Member shall deem appropriate or desirable. All of the LLC’s receipts shall be paid into the Receipts Account; provided, however, that on a weekly basis, the LLC shall transfer twenty-eight percent (28%) of receipts paid into this account to a second account (the “Owners’ Allocation Account”) which shall have as its authorized signatories such representatives of the LLC and the Manager Member as the Management Committee and the Manager Member shall deem appropriate or desirable. The Manager Member shall use the Owners’ Allocation Account to make all distributions of Owners’ Allocation pursuant to Section 4.3(a) above and to fund all Owners’ Allocation Expenditures. The Manager Member shall retain in the Owners’ Allocation Account any amount which gives rise to the right to make distributions pursuant to Section 4.3(c) hereof (including, without limitation, the proceeds of sales of assets, insurance proceeds and the proceeds of issuance of additional LLC Interests) and shall distribute such amounts in accordance with the provisions of Section 4.3(c). The Receipts Account shall be used by the Management Committee to make all operating expense payments (including payments of salary and bonus) out of the Operating Allocation. Within thirty (30) days after the end of each calendar quarter, based on the unaudited financial statements for such calendar quarter prepared in accordance with Section 8.3 hereof, and within ninety-five (95) days after the end of each fiscal year of the LLC, based on the audited financial statements prepared in accordance with Section 8.3 hereof, the Manager Member and the LLC shall cause such transfers between the Receipts Account and the Owners’ Allocation Account to reflect the appropriate allocations between Operating Allocation and Owners’ Allocation and other amounts excluded from the definition of Revenue from Operations hereunder.

(c) Except to the extent distributions are provided for in Section 4.3(a) hereof, any other amounts or proceeds available for distribution to the Members (if any) (after taking into account the use or reservation of Operating Allocation pursuant to Section 3.5(b)) shall be distributed to the Members at such times as may be determined by the Manager Member, provided that any such distribution shall be made among the Members (i) first, in accordance with (and in proportion to) the positive balances (if any) in the respective Capital Accounts of the Members (as determined immediately prior to such distribution) until all such positive Capital Account balances have been reduced to zero, and (ii) thereafter, among all Members in accordance with (and in proportion to) their respective numbers of LLC Units at the time of such distribution (provided, however, that if a Member has made a Capital Contribution after the Effective Time, the Manager Member may cause the LLC first to make a priority return of such Capital Contribution and provided further that the Manager Member may cause the LLC to first make a priority distribution to the Manager Member of an amount equal to the working capital of the business acquired pursuant to the Purchase Agreement on the date of said acquisition).

(d) Notwithstanding any other provision of this Agreement, the LLC shall not make a distribution to any Member on account of its LLC Interest if such distribution would violate the Act or other applicable law.

Section 4.4. Distributions Upon Dissolution; Establishment of a Reserve Upon Dissolution.

Upon the dissolution of the LLC, the assets of the LLC shall first go toward the payment (or the making of reasonable provision for the payment) of all liabilities of the LLC owing to creditors, including without limitation the establishment of such reserves as the Manager Member (or if there is none, the Liquidating Trustee) deems necessary or advisable to provide for any liabilities or other obligations of the LLC. The Manager Member (or if there is none, the Liquidating Trustee) may cause the LLC to pay any such reserves over to a bank (or other third party) to be held in escrow for the purpose of paying any such liabilities or other obligations. At the expiration of such period(s) as the Manager Member (or Liquidating Trustee, if there is no Manager Member) may deem necessary or advisable, any remaining amount of such reserves (if any), and any other assets available for distribution, or a portion thereof (as determined by the Manager Member or, if there is none, the Liquidating Trustee), shall be distributed to the Members as follows:

(i) First, among the Members holding Series A LLC Units as of the date of dissolution in accordance with the positive balances (if any) in their respective Capital Accounts (as determined immediately prior to such distribution) until all such positive Capital Account balances have been reduced to zero;

(ii) second, among the Members holding Series A LLC Units as of the date of dissolution, in an amount equal to the Liquidation Preference minus the aggregate net gain (if any) allocated to such Members pursuant to Section 4.2(e)(ii) hereof in connection with such dissolution, ratably in accordance with (and in proportion to) the respective number of Series A LLC Units held by such Members as of the date of dissolution;

(iii) third, among the Members holding Series B LLC Units as of the date of dissolution in accordance with the positive balances (if any) in their respective Capital Accounts (as determined immediately prior to such distributions) until all such positive Capital Account balances have been reduced to zero; and

(iv) thereafter, among the Members in accordance with (and in proportion to) their respective number of LLC Units as of the date of dissolution.

If any assets of the LLC are to be distributed in kind in connection with such liquidation, such assets shall be distributed on the basis of their Fair Market Value (net of any liabilities encumbering such assets) and, to the greatest extent practicable under the circumstances (as determined by the Manager Member or, if there is none, the Liquidating Trustee), shall be distributed pro rata in accordance with the total amounts to be distributed to each Member. In the event that a distribution referenced in the preceding sentence is not distributed pro rata, the Members understand and acknowledge that a Member may be compelled to accept a distribution of any asset in kind from the LLC despite the fact that the percentage of the asset distributed to such Member exceeds the percentage of that asset which is equal to the percentage in which such Member shares in distributions from the LLC. Immediately prior to the effectiveness of any such distribution-in-kind, each item of gain and/or loss that would have been recognized by the LLC had the property being distributed instead been sold by the LLC for its Fair Market Value shall be determined and allocated to those Persons who were Members immediately prior to the effectiveness of such distribution in accordance with Section 4.2(c) and 4.2(d).

Section 4.5. Proceeds from Capital Contributions and the Sale of Securities; Insurance Proceeds; Certain Special Allocations.

(a) Minimum Gain Chargeback. Notwithstanding any other provision in this Article IV, if there is a net decrease in Partnership Minimum Gain or Partner Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any taxable year, the Members shall be specially allocated items of LLC income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations Sections 1.7042(g)(2) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f). This Section 4.5(a) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith; including that no chargeback shall be required to the extent of the exceptions provided in Treasury Regulations Sections 1.7042(f) and 1.704-2(i)(4).

(b) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of LLC income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in his Capital Account created by such adjustments, allocations or distributions as promptly as possible.

(c) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of (i) the amount such Member is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of LLC income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 4.5(c) shall be made only if and to the extent that a Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article IV have been tentatively made as if Section 4.5(b) and this Section 4.5(c) were not in this Agreement.

(d) Nonrecourse Deductions. Nonrecourse Deductions shall be allocated among the Members in accordance with their respective numbers of LLC Units.

(e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated to the Member who bears the economic risk of loss with respect to the liability to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(j).

(f) Curative Allocations. The allocations set forth in Sections 4.5(a), (b), (c), (d), and (e) hereof (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of LLC income, gain, loss or deduction pursuant to this Section 4.5(f), and to the extent Regulatory Allocations are necessary, it is the intent of the Members that they be made in as consistent a manner with the provisions of Section 4.2 hereof as practicable, subject to compliance with the Treasury Regulations. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Manager Member shall make such offsetting special allocations of LLC income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not a part of this Agreement and all LLC items were allocated pursuant to Section 4.2. In exercising its discretion under this Section 4.5(f), the Manager Member shall take into account future Regulatory Allocations under Section 4.5(a) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 4.5(d) and (e).

(g) Proceeds of Capital Contribution and Securities Issuances. Capital Contributions made by any Member after the Effective Time, and any proceeds from the issuance of securities by the LLC, may in the sole discretion of the Manager Member be used for the benefit of the LLC (including without limitation provision for the purchase or redemption of any LLC Interests to be purchased or redeemed by the LLC), or may be distributed by the LLC to the Members in the sole discretion of the Manager Member, in which case any such proceeds shall be allocated and distributed among the Members in accordance with their respective LLC Units immediately prior to the date of such contribution or issuance of securities (it being understood that in the event the proceeds are a promissory note or other receivable, any such distribution shall only occur (if at all) upon receipt by the LLC of cash in respect thereof).

(h) Proceeds of Key-Man Life or Disability Insurance. In the event of the death or Permanent Incapacity of an Employee Stockholder covered by key-man life or disability insurance, the premiums on which have been paid by the LLC (or any Controlled Affiliate thereof), the proceeds of any such policy (net of any expected tax liability to be incurred by the LLC, any Controlled Affiliate thereof and/or any Member as a result of the receipt by the LLC (or a Controlled Affiliate thereof) of such proceeds) may, in the sole discretion of the Manager Member, (i) be used for the benefit of the LLC (e.g., the making of capital expenditures), or (ii) be distributed by the LLC to the Members in which case such proceeds shall be allocated and distributed among the Members in accordance with their respective LLC Units immediately following the Purchase of LLC Interests from such Employee Stockholder (or its related Non-Manager Member) under Section 3.10 hereof. Notwithstanding any other provision of this Agreement to the contrary, in the event the LLC (or any Controlled Affiliate thereof) receives proceeds from any insurance policy owned or otherwise maintained by or benefiting the LLC (or a Controlled Affiliate thereof) and the receipt of such proceeds is for any reason expected by the Manager Member to result in a tax liability to one or more of the Members, the Manager Member may, in its sole discretion, distribute that portion of such insurance proceeds to such Member(s) as is necessary to partially or fully (in the Manager Member’s sole discretion) reimburse such Member(s) for the actual tax liabilities incurred by such Member(s) as a result of the LLC’s (or its Controlled Affiliate’s) receipt of such proceeds and the receipt by such Member of a distribution pursuant to this sentence; provided that, in the event the Manager Member determines to make any distributions of proceeds pursuant to this sentence, each Member incurring tax liabilities as a-result of the LLC’s (or its Controlled Affiliate’s) receipt of such insurance proceeds shall be reimbursed in the same proportion (as compared to the total tax liability it incurs) as each other Member receiving reimbursement pursuant to this sentence; and provided, further, that any Member receiving reimbursement pursuant to this sentence shall promptly reimburse to the LLC any portion of such reimbursement that exceeds the actual tax liabilities resulting to such Member as a result of the LLC’s (or its Controlled Affiliate’s) receipt of such insurance proceeds and the receipt by such Member of a distribution pursuant to this sentence.

(i) Depreciation and Amortization. All items of depreciation or amortization (as calculated for book purposes in accordance with GAAP, consistently applied) on account of the intangible items of property of the LLC at the Effective Time shall be specially allocated to the Manager Member, and all items of depreciation or amortization (as calculated for book purposes in accordance with GAAP, consistently applied) on account of the tangible items of property of the LLC at the Effective Time shall be specially allocated to the Non-Manager Members as set forth in Section 4.2(d)(i). All items of depreciation or amortization (as calculated for book purposes in accordance with GAAP, consistently applied) on account of property (whether tangible or intangible) purchased out of the Operating Allocation shall be allocated to the Non-Manager Members as set forth in Section 4.2(d)(i), and all items of depreciation or amortization (as calculated for book purposes in accordance with GAAP, consistently applied) on account of property (whether tangible or intangible) purchased out of the Owners’ Allocation shall be allocated among the Members in accordance with their respective numbers of LLC Units on the date the property was purchased.

Section 4.6. Tax Allocations. For income tax purposes only, each item of income, gain, loss and deduction of the LLC shall be allocated among the Members in the same manner as the corresponding items of income, gain, loss and deduction and specially allocated items are allocated for Capital Account purposes, provided that in the case of any LLC asset the Carrying Value of which differs from its adjusted tax basis for federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner determined by the Manager Member in its sole discretion) so as to take account of the difference between the Carrying Value and the adjusted basis of such asset.

Section 4.7. Other Allocation Provisions. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. Sections 4.2(c) to 4.2(f), and Sections 4.5 and 4.6 may be amended at any time by the Manager Member if necessary, in the opinion of tax counsel to the LLC or the Manager Member, to comply with such regulations, so long as any such amendment (a) does not materially change the relative economic interests of the Members and (b) to the extent practicable in the Manager Member’s reasonable judgment, applies consistently to all Non-Manager Members.

Section 4.8. Withholding. The Manager Member is authorized to cause the LLC to withhold from distributions to a Member, or with respect to allocations to a Member, and to pay over to a federal, state or local government, any amounts required to be withheld pursuant to the Code or any other provisions of federal, state or local law. Any amounts so withheld shall be treated as distributed to such Member pursuant to this Article IV for all purposes of this Agreement and, if withheld from amounts allocated but not distributed, shall be offset against the next amounts otherwise distributable to such Member.

ARTICLE V

TRANSFER OF LLC INTERESTS BY NON-MANAGER
MEMBERS; RESIGNATION, REDEMPTION AND WITHDRAWAL BY
NON-MANAGER MEMBERS;
ADMISSION OF ADDITIONAL NON-MANAGER MEMBERS

Section 5.1. Transferability of Interests. No interest of a Non-Manager Member (or transferee thereof) in the LLC (including without limitation LLC Interests) may, directly or indirectly, be sold, assigned, transferred, gifted or exchanged, nor may any Non-Manager Member (or transferee thereof) offer to do any of the foregoing (each, a “Transfer”), nor may any direct or indirect interest in any Non-Manager Member be, directly or indirectly, Transferred by any holder thereof, nor may any stockholder or other holder of an ownership interest in any Non-Manager Member which is not a natural person offer to do any of the foregoing, and no Transfer by a Non-Manager Member (or transferee thereof) or holder of an ownership interest in a Non-Manager Member shall be binding upon the LLC or any Non-Manager Member, in each case unless (i) such Transfer is expressly permitted by this Article V and (ii) the Manager Member receives an executed copy of the documents effecting such Transfer and such documents are in compliance with the requirements of this Article V and otherwise in form and substance reasonably satisfactory to the Manager Member. The transferee of an interest in the LLC may become a substitute Non-Manager Member, and a Non-Manager Member which is not a natural person may remain a Member of the LLC following the Transfer of an ownership interest in such Non-Manager Member, in each case only upon the terms and conditions set forth in Section 5.2. If a transferee of an interest of a Non-Manager Member in the LLC does not become (and until any such transferee becomes) a substitute Non-Manager Member, or if a Non-Manager Member in which an ownership interest has been Transferred does not remain a Member of the LLC following such Transfer, in either case in accordance with the provisions of Section 5.2, such Person shall not be entitled to exercise or receive any of the rights, powers or benefits of a Non-Manager Member other than the right to receive distributions which the assigning Non-Manager Member has Transferred to such Person in compliance with this Section 5.1. Each Employee Stockholder and Non-Manager Member agrees to comply, and to cause its owners and transferees to comply (as applicable), with the provisions of this Article V.

A Non-Manager Member’s LLC Interests (or, in the case of a Non-Manager Member which is not a natural person, direct (but in no event indirect) ownership interests in such Non-Manager Member) may be Transferred solely:

(a) with the prior written consent of the Manager Member, which consent may be granted or withheld by the Manager Member in its reasonable discretion;

(b) (i) upon the death of such Non-Manager Member (in the case of a Non-Manager Member who is a natural person), with respect to LLC Interests held by such Non-Manager Member, (ii) upon the death of a direct holder of ownership interests in such Non-Manager-Member (in the case of a Non-Manager Member which is not a natural person), with respect to the direct ownership interests in such Non-Manager Member held by such deceased holder, in either such case such specified ownership interests may be Transferred by will or the laws of descent and distribution (without the consent of the Manager Member, but subject in all cases to the provisions of Section 3.10 hereof, which shall continue to be binding upon the LLC Interests of such Non-Manager Member (and the holders thereof) notwithstanding such death) or (iii) in connection with the appointment of a legal guardian or conservator for such Non-Manager Member or a direct holder of equity interests therein (as applicable) in the event of incapacity, to the extent such legal guardian or conservator succeeds as a matter of law to record ownership of such LLC Interests or direct ownership interests (as applicable) and provided that such Non-Manager Member or holder of direct ownership interests (as applicable) remains the beneficial owner of such interests;

(c) (i) an Employee Stockholder who is a Non-Manager Member may Transfer his or her LLC Interests, or (ii) direct ownership interests in a Non-Manager Member which is not a natural person may be Transferred by its related Employee Stockholder, in either such case to members of such Employee Stockholder’s Immediate Family (or trusts for the benefit of such Employee Stockholder or the members of such Employee Stockholder’s Immediate Family, provided that any such trust does not require or permit distribution of such interests other than to such Employee Stockholder, members of such Employee Stockholder’s Immediate Family, or such Employee Stockholder’s related original Non-Manager Member that is a party hereto) without the consent of the Manager Member;

provided that in the case of (b) or (c) above, (i) the transferee first enters into an agreement with the LLC in form and substance reasonably satisfactory to the Manager Member agreeing to be bound by the provisions of this Agreement, and (ii) whether or not the transferee enters into such an agreement, such LLC Interests and ownership interests in such Non-Manager Member (as applicable) shall thereafter remain subject to this Agreement.

Notwithstanding the foregoing, no Non-Manager Member’s interest in the LLC may be Transferred (and no ownership interest in a Non-Manager Member which is not a natural person may be Transferred) (i) if after giving effect to such Transfer, the total number of Members of the LLC would be deemed to exceed one hundred (100) (as determined in accordance with Treasury Regulations §  1.7704-1(h)), unless such Transfer is a Transfer described in Treasury Regulations §  1.7704-1(e), or (ii) if such Transfer (A) is required to be registered under the Securities Act, or (B) is not required to be registered under the Securities Act by reason of Regulation S thereunder, but would have been required to be registered under the Securities Act if the Transfer had been made within the United States, or if such Transfer would otherwise violate the securities or other laws of any jurisdiction.

For all purposes of this LLC Agreement, any Transfers of LLC Interests shall be deemed to occur as of the end of the last day of the calendar quarter in which any such Transfer would otherwise have occurred. Upon any Transfer of LLC Interests in accordance with the provisions hereof, the Manager Member shall make the appropriate revisions to Schedule A hereto.

Each time LLC Interests (including without limitation additional LLC Units) are Transferred or Purchased, the Manager Member may in its sole discretion elect to revalue the Capital Accounts of all the Members. If the Manager Member so elects, then the Capital Accounts of all the Members shall be adjusted as follows: (i) The Manager Member shall determine the proceeds which would be realized if the LLC sold all its assets at such time for a price equal to the Fair Market Value of such assets, and (ii) the Manager Member shall allocate amounts equal to the gain or loss which would have been realized upon such a sale to the Capital Accounts of all the Members immediately prior to such Transfer in accordance with Sections 4.2(e) and 4.2(f) hereof.

No interests of a Non-Manager Member in the LLC (including without limitation LLC Interests) may be pledged, hypothecated, optioned or encumbered, nor may any direct or indirect ownership interests in a Non-Manager Member be pledged, hypothecated, optioned or encumbered, nor may any offer to do any of the foregoing be made, without the prior written consent of the Manager Member in its sole discretion.

Section 5.2. Substitute Non-Manager Members. No transferee of interests of a Member in the LLC (including without limitation LLC Interests) shall become a Member, and no Non-Manager Member in which any direct or indirect ownership interests have been Transferred shall remain a Member of the LLC, in either case except in accordance with this Section 5.2. The Manager Member may in its sole discretion admit as a substitute Non-Manager Member (with respect to all or a portion of the LLC Interests held by a Person), any Person that acquires an LLC Interest by Transfer from another Member in accordance with Section 5.1 hereof, or that acquires an LLC Interest from the Manager Member in accordance with Section 6.1 hereof, and the Manager Member may in its sole discretion permit any Non-Manager Member in which all of the ownership interests have been Transferred to remain a Member of the LLC (and such Non-Manager Member otherwise automatically shall cease to be a Member of the LLC). The admission of a transferee as a substitute Non-Manager Member shall, in all events, be conditioned upon the execution of an instrument satisfactory in form and substance to the Manager Member whereby such transferee becomes a party to this Agreement as a Non-Manager Member. Upon the admission of a substitute Non-Manager Member in accordance with this Section 5.2, the Manager Member shall make the appropriate revisions to Schedule A hereto.

Section 5.3. Allocation of Distributions Between Transferor and Transferee; Successor to Capital Accounts. Upon the Transfer of LLC Interests in accordance with this Article V, distributions pursuant to Article IV after the date of such Transfer shall be made to the Person owning the LLC Interest at the date of distribution, unless the transferor and transferee otherwise agree and so direct the LLC and the Manager Member in a written statement signed by both the transferor and transferee. In connection with a Transfer by a Member of LLC Interests, the transferee shall succeed to a pro rata (based on the percentage of such Person’s LLC Interests Transferred) portion of the transferor’s Capital Account, unless the transferor and transferee otherwise agree and so direct the LLC and the Manager Member in a written statement signed by both the transferor and transferee and consented to by the Manager Member.

Section 5.4. Resignation, Redemptions and Withdrawals. No Non-Manager Member shall have the right to resign as a Member, to cause the redemption of its interest in the LLC in whole or in part, or otherwise to withdraw as a Member of the LLC, except (a) with the consent of the Manager Member in its sole discretion or (b) as is expressly provided for in Section 3.10 hereof in connection with a Purchase. Upon any resignation, redemption or withdrawal as a Member, the Non-Manager Member shall only be entitled to the consideration (if any) provided for by Section 3.10 hereof upon the purchase of its LLC Interest, if and to the extent that one of such Sections provides for such a purchase (and shall in no event be entitled to a withdrawal, redemption or distribution of its Capital Account in whole or in part). Upon the resignation, redemption or withdrawal, in whole or in part, by a Non-Manager Member, the Manager Member shall make the appropriate revisions to Schedule A hereto.

Section 5.5. Issuance of Additional LLC Interests.

(a) Except as provided in Section 5.2, additional Non-Manager Members (each, an “Additional Non-Manager Member”) may be admitted to the LLC, and such Additional Non-Manager Members may be issued LLC Units (or other LLC Interests), only upon the prior written consent of the Manager Member and the Management Committee (and then upon such terms and conditions as may be established by the Manager Member, including without limitation upon such Additional Non-Manager Member’s execution of an instrument in form and substance satisfactory to the Manager Member whereby such Person becomes a party to this Agreement as a Non-Manager Member).

(b) Existing Non-Manager Members may be issued additional LLC Units (or other LLC Interests) by the LLC only upon the prior written consent of the Manager Member and the Management Committee (and then upon such terms and conditions as may be established by the Manager Member). The Manager Member or its Affiliates may only be issued additional LLC Units (or other LLC Interests) upon the approval of the Management Committee.

(c) Each time additional LLC Interests are issued (including, without limitation, additional LLC Units), the Capital Accounts of all the Members shall be adjusted as follows: (i) the Manager Member shall determine the proceeds which would be realized if the LLC sold all its assets at such time for a price equal to the Fair Market Value of such assets and (ii) the Manager Member shall allocate amounts equal to the gain or loss which would have been realized upon such a sale to the Capital Accounts of all the Members immediately prior to such issuance in accordance with Sections 4.2(e) and 4.2(f) hereof.

(d) Upon the issuance of additional LLC Interests in accordance with the provisions of this Article V, the Manager Member shall make the appropriate revisions to Schedule A hereto.

(e) Notwithstanding anything in this Agreement to the contrary, (i) no additional LLC Interests may be issued if, giving effect to such issuance, the total number of Members would be deemed to exceed one hundred (100) as determined in accordance with Treasury Regulation Section 1.7704-1(h), and (ii) no LLC Interests may be issued (A) in a transaction that is required to be registered under the Securities Act, or (B) in a transaction that is not required to be registered under the Securities Act by reason of Regulation S thereunder unless the offering and sale of the LLC Interests would not have been required to be registered under the Securities Act if the LLC Interests had been offered and sold within the United States, or in any transaction that would otherwise violate the securities or other laws of any jurisdiction.

Section 5.6. Additional Requirements for Transfer or for Issuance. As additional conditions precedent to the validity of (x) any Transfer of a Non-Manager Member’s interest in the LLC (or, in the case of a Non-Manager Member which is not a natural person, direct or indirect ownership interests in such Non-Manager Member) (pursuant to Section 5.1 hereof), or (y) the issuance of additional LLC Interests (pursuant to Section 5.5 above), such Transfer or issuance (as applicable) shall not: (i) cause the LLC to become subject to regulation as an “investment company” under the 1940 Act, and the rules and regulations of the SEC thereunder, (ii) result in the assignment or termination of any contract to which the LLC (or any Controlled Affiliate thereof) is a party and which individually or in the aggregate are material (it being understood and agreed that any contract pursuant to which the LLC or a Controlled Affiliate thereof provides Investment Services is material), or (iii) result in the treatment of the LLC as an association taxable as a corporation or as a “publicly traded partnership” for federal income tax purposes.

The Manager Member may require reasonable evidence as to the foregoing, including, without limitation, a favorable opinion of counsel in form and substance reasonably acceptable to the Manager Member, which expense shall be borne by the parties to such transaction (and to the extent the LLC is such a party, shall be paid from the Operating Allocation).

To the fullest extent permitted by law, any Transfer or issuance that violates the provisions of this Article V shall be null and void.

Section 5.7. Registration of LLC Interests. The LLC Interests constitute “securities,” as such term is defined in 6 Del. C. §  8-102(15), governed by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del. C. §  8-101, et seq.). The LLC shall maintain a record of the ownership of LLC Interests which shall be set forth on Schedule A hereto (and which shall be amended from time to time to reflect transfers of ownership of LLC Interests in accordance with the provisions of this Agreement). Subject to restrictions on the transferability of LLC Interests as set forth herein, LLC Interests shall be transferred by delivery to the LLC of an instruction by the registered owner of an LLC Interest requesting registration of transfer of such LLC Interest and the recording of such transfer in the records of the LLC.

Section 5.8. Representation of Members. The Manager Member and each Non-Manager Member (including any Additional Non-Manager Member) hereby represents and warrants to the LLC and each other Member, and acknowledges (as applicable), that (a) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the LLC and making an informed investment decision with respect thereto, (b) it is able to bear the economic and financial risk of an investment in the LLC for an indefinite period of time, (c) it is acquiring an interest in the LLC for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof, (d) the equity interests in the LLC have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws and the provisions of this Agreement have been complied with, and (e) the execution, delivery and performance of this Agreement, and of each other agreement referenced herein to which such Member is a party, by such Member have been duly authorized in all necessary respects, do not require it to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to it, any provision of its charter, by-laws or other governing documents or any agreement or instrument to which it is a party or by which it is bound, and this Agreement and each such other agreement referenced herein to which such Member is a party has been duly executed and delivered by such Member and is enforceable against such Member in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 5.9. Conversion of Series B LLC Interests.

(a) Each Series B LLC Unit automatically shall convert (“Convert”) into one Series A LLC Unit as follows:

(i) In the case of a Series B LLC Unit which is issued and outstanding as of the Effective Time, such Series B LLC Unit shall convert into one (1) Series A LLC Unit on the date which is five (5) years from the Effective Time;

(ii) In the case of a Series B LLC Unit which is sold and transferred to a Non-Manager Member pursuant to the provisions of Section 6.1 hereof, or which is sold and transferred to such Non-Manager Member pursuant to provisions of Section 5.5 hereof, such Series B LLC Unit shall convert into one (1) Series A LLC Unit on the date which is five (5) years from the date of such sale and transfer; and

(iii) In the case of a Series B LLC Unit which is purchased by the Manager Member (or its assignee) (whether pursuant to the provisions of Section 3.10 or otherwise), such Series B LLC Unit shall convert into one (1) Series A LLC Unit immediately following the consummation of such purchase by the Manager Member (or its assignee).

(b) In addition to the foregoing, each Series B LLC Unit which is held by a Non-Manager Member who (i) dies (or whose related Employee Stockholder dies, in the case of a Non-Manager Member which is not itself an Employee Stockholder), (ii) has his or her (or whose related Employee Stockholder has his or her, in the case of a Non-Manager Member which is not itself an Employee Stockholder) employment with the LLC terminate as a result of Permanent Incapacity, or (iii) is removed as a Member of the LLC pursuant to a Removal Upon the Instruction of the Management Committee, shall automatically immediately convert into one (1) Series A LLC Unit as of immediately prior to such event. In addition to the foregoing, each Series B LLC Unit which is held by a Non-Manager Member who is an Initial Member shall automatically immediately convert into one (1) Series A LLC Unit as of immediately following a delivery by the Manager Member of a written notice expressly exercising its rights pursuant to Section 3.2(b)(v) of this Agreement.

(c) In connection with any sale and transfer by the Manager Member (or any of its Affiliates) of Series A LLC Units to any Person, the Manager Member may determine in its sole discretion to convert such Series A LLC Units into an equal number of Series B LLC Units effective as of immediately prior to such sale and transfer.

ARTICLE VI

TRANSFER OF LLC INTERESTS BY THE
MANAGER MEMBER; REDEMPTION, REMOVAL
AND WITHDRAWAL

Section 6.1. Transferability of Interest.

(a) Except as set forth in this Section 6.1, without the prior written approval of the Management Committee, (i) none of the Manager Member’s interest in the LLC (including, without limitation, any interest which has been Transferred to the Manager Member) may be Transferred and (ii) the LLC may not undergo any merger, consolidation, sale of all or substantially all of its assets or similar transaction (any of which transactions described in this clause (ii) shall also require the prior written consent of the Manager Member); provided, however, (W) it is understood and agreed that, in connection with the operation of the business of the Manager Member (including, without limitation, the financing of its interest herein and direct or indirect interests in additional investment management companies), the Manager Member’s interest in the LLC may be pledged and encumbered and lien holders of the Manager Member’s interest shall have and be able to exercise the rights of secured creditors with respect to such interest, (X) the Manager Member may Transfer some (but not a majority) of its LLC Interests to a Person who is not a Member but who is an Officer or employee of the LLC (or any Controlled Affiliate thereof) or who becomes an Officer or employee of the LLC (or any Controlled Affiliate thereof) or a Person majority owned by any such Person, (Y) the Manager Member may Transfer some (but not a majority) of its LLC Interests to existing Non-Manager Members, and (Z) the Manager Member may Transfer all or any portion of its LLC Interests to an Affiliate of the Manager Member (and any such Affiliate shall thereafter be bound by the provisions of this Agreement). Notwithstanding anything else set forth herein, the Manager Member may, with the approval of the Management Committee, Transfer all its interests in the LLC in a single transaction or a series of related transactions, and, in any such case, each of the Non-Manager Members shall be required to Transfer, in the same transaction or transactions, all their interests in the LLC, provided that the price to be received by all the Members shall be allocated among the Members in the same manner as the purchase price would have been distributed pursuant to Section 4.4 following a sale of all or a substantial portion of the assets of the LLC and its Controlled Affiliates (with any net gain or loss from such transaction first having been allocated among the Members in accordance with Section 4.2(e) or 4.2(f), as applicable).

(b) In the case of a Transfer upon foreclosure pursuant to proviso (W) of Section 6.1(a), each transferee shall sign a counterpart signature page to this Agreement agreeing thereby to become either a Non-Manager Member or the Manager Member (provided, however, that once one such other transferee elects to become the Manager Member, no transferee (other than a subsequent transferee of such new Manager Member) may elect to be a Manager Member hereunder. If the transferees pursuant to proviso (W) of Section 6.1(a) receive all of the Manager Member’s LLC Interests and none of such transferees elects to become the Manager Member, then the Manager Member shall be deemed to have withdrawn from the LLC. If, however, one of the transferees elects to become the Manager Member and executes a counterpart signature page to this Agreement agreeing thereby to become the Manager Member, then notwithstanding any other provision hereof to the contrary, the old Manager Member shall thereupon be permitted to withdraw from the LLC as Manager Member.

(c) In the case of a Transfer pursuant to proviso (Z) of Section 6.1(a), the old Manager Member shall be deemed to have withdrawn and its transferee shall be deemed to have become the new Manager Member hereunder.

Section 6.2. Resignation, Redemption, and Withdrawal. To the fullest extent permitted by law, except as set forth in Section 6.1, without the approval of the Management Committee, the Manager Member shall not have the right to resign or withdraw from the LLC as Manager Member. With the approval of the Management Committee, the Manager Member may resign or withdraw as Manager Member upon prior written notice to the LLC. Without a prior Majority Vote, the Manager Member shall have no right to have all or any portion of its interest in the LLC redeemed. Any resigned, withdrawn or removed Manager Member shall retain its interest in the capital of the LLC and its other economic rights under this Agreement as a Non-Manager Member having the number of LLC Units held by the Manager Member prior to its resignation, withdrawal or removal. If a Manager Member who has resigned, withdrawn or been removed no longer has any economic interest in the LLC, then upon such resignation, withdrawal or removal such Person shall cease to be a Member of the LLC.

ARTICLE VII

DISSOLUTION AND TERMINATION

Section 7.1. No Dissolution. The LLC shall not be dissolved by any admission of Additional Non-Manager Members, substitute Non-Manager Members or substitute Manager Members, or by the withdrawal, resignation or removal of any Member from the LLC.

Section 7.2. Events of Dissolution. The LLC shall be dissolved and its affairs wound up upon the occurrence of any of the following events:

(a) any date approved by the Management Committee and by the written consent of the Manager Member (in its sole discretion); or

(b) at any time there are no Members of the LLC, unless the LLC is continued in accordance with the Act; or

(c) upon the entry of a decree of judicial dissolution under §  18-802 of the Act.

Section 7.3. Notice of Dissolution. Upon the dissolution of the LLC, the Manager Member shall promptly notify the other Members of such dissolution.

Section 7.4. Liquidation. Upon the dissolution of the LLC, the Manager Member, or if there is none, a Person or Persons approved by the holders of more than fifty percent (50%) of the LLC Units then outstanding (including those held by the Person that was the Manager Member) shall carry out the winding up of the LLC (in such capacity, the “Liquidating Trustee”), and shall immediately commence to wind up the LLC’s affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the LLC and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The Members shall continue to share in allocations and distributions during liquidation in the same proportions, as specified in Article IV hereof, as before liquidation. The proceeds of liquidation shall be distributed as set forth in Section 4.4 hereof.

Section 7.5. Termination. The LLC shall terminate when all of the assets of the LLC, after payment of or due provision for all debts, liabilities and obligations of the LLC, shall have been distributed to the Members in the manner provided for in Section 4.4 and the Certificate shall have been canceled in the manner required by the Act.

Section 7.6. Claims of the Members. The Members and former Members shall look solely to the LLC’s assets for the return of their Capital Contributions and Capital Accounts, and if the assets of the LLC remaining after payment of or due provision for all debts, liabilities and obligations of the LLC are insufficient to return such Capital Contributions or Capital Accounts, the Members and former Members shall have no recourse against the LLC or any other Member (including, without limitation, the Manager Member).

ARTICLE VIII

RECORDS AND REPORTS

Section 8.1. Books and Records. The Management Committee shall (and each of the Non-Manager Members and Employee Stockholders shall use its reasonable best efforts to) cause the LLC to keep complete and accurate books of account with respect to the operations of the LLC, prepared in accordance with GAAP (using the accrual method of accounting, consistently applied). Such books shall reflect that the interests in the LLC have not been registered under the Securities Act, and that the interests may not be sold or transferred without registration under the Securities Act or exemption therefrom and without compliance with Article V or Article VI of this Agreement. Such books shall be maintained at the principal office of the LLC in Chicago, Illinois or at such other place as the Manager Member shall determine.

Section 8.2. Accounting. The LLC’s books of account shall be kept on the accrual method of accounting, or on such other method of accounting as the Manager Member may from time to time determine with the advice of the Independent Public Accountants, and shall be closed and balanced at the end of each LLC fiscal year and shall be maintained for each fiscal year in a manner consistent with GAAP and with the principles and/or policies of the Manager Member applied consistently with respect to its Controlled Affiliates. The taxable year of the LLC shall be the twelve months ending December 31, or such other taxable year as the Manager Member may designate with the advice of the Independent Public Accountants.

Section 8.3. Financial and Compliance Reports. The Management Committee shall (and each of the Non-Manager Members and Employee Stockholders shall use its reasonable best efforts to) cause the LLC to furnish to the Manager Member each of the following:

(a) Within ten (10) days after the end of each month and each fiscal quarter, information regarding the consolidated assets under management of the LLC and any Controlled Affiliates thereof (including the components of any changes from the information provided with respect to the prior period, information regarding net client cash flows and information regarding market appreciation and depreciation in client portfolios), and an unaudited financial report of the LLC (consolidated with any Controlled Affiliates thereof) prepared in accordance with GAAP using the accrual method of accounting consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments which are neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with GAAP to be included in audited financial statements), which unaudited financial report shall have been certified by the most senior financial officer of the LLC to have been so prepared and shall include the following:

(i) statements of operations, changes in members’ capital and cash flows for such month or quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such month or quarter;

(ii) a balance sheet as of the last day of such month or quarter; and

(iii) with respect to the quarterly financial report, a detailed computation of the Owners’ Allocation for such quarter.

(b) Within thirty (30) days after the end of each fiscal year of the LLC, audited financial statements of the LLC (consolidated with any Controlled Affiliates thereof), which shall include statements of operations, changes in members’ capital and cash flows for such year and a balance sheet as of the last day thereof, each prepared in accordance with GAAP, using the accrual method of accounting, consistently applied, certified by the Independent Public Accountants.

(c) If requested by the Manager Member, within twenty-five (25) days after the end of each calendar quarter, the LLC’s (and any Controlled Affiliates’ thereof) operating budget for each of the next four (4) fiscal quarters, in such form and containing such estimates as may be requested by the Manager Member from time to time, certified by the most senior financial officer of the LLC.

(d) If requested by the Manager Member, copies of all financial statements, reports, notices, press releases and other documents released to the public during such period.

(e) As promptly as is reasonably possible following request by the Manager Member from time to time, such other financial, operations, performance or other information or data as may be requested.

Section 8.4. Meetings.

(a) The Management Committee and the Officers shall hold such regular meetings at the LLC’s principal place of business with representatives of the Manager Member as may be reasonably requested by the Manager Member from time to time. These meetings shall be attended (either in person or by telephone) by such members of the Management Committee, Officers and other employees of the LLC as may be requested by the Manager Member or any of the members of the Management Committee.

(b) At each meeting described in Section 8.4(a), the Officers and other employees of the LLC shall discuss such matters regarding the LLC and its performance, operations and/or budgets as may be reasonably requested by the Manager Member, and each of the attendees (whether in person or by telephone) at such meeting shall have the right to submit proposals and suggestions regarding the LLC, and the attendees at the meeting shall, in good faith, discuss and consider such proposals and suggestions.

Section 8.5. Tax Matters.

(a) The Manager Member shall cause to be prepared and filed on or before the due date (or any extension thereof) federal, state, local and foreign tax or information returns required to be filed by the LLC (or any Controlled Affiliate thereof). The Manager Member, to the extent that funds are available at the LLC (or at any Controlled Affiliates thereof), shall cause the LLC (or such Controlled Affiliate thereof) to pay any taxes payable by the LLC (or such Controlled Affiliate) (it being understood that the expenses of preparation and filing of such tax returns, and the amounts of such taxes, are to be treated as operating expenses of the LLC to be paid from the Operating Allocation), provided that the Manager Member shall not be required to cause the LLC (or any Controlled Affiliate thereof) to pay any tax so long as the LLC (or such Controlled Affiliate thereof) is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the LLC (or such Controlled Affiliate) and adequate reserves therefor have been set aside by the LLC (or such Controlled Affiliate). Neither the LLC nor any Employee Stockholder or Non-Manager Member shall do anything or take any action which would be inconsistent with the foregoing or with the Manager Member’s actions as authorized by the foregoing provisions of this Section 8.5(a).

(b) The Manager Member shall be the tax matters partner for the LLC pursuant to Sections 6221 through 6233 of the Code.

(c) The Manager Member shall, in its sole discretion, make or cause to be made by the LLC (and any Controlled Affiliates thereof) any and all elections for federal, state, local and foreign tax matters, including any election to adjust the basis of the LLC’s (or a Controlled Affiliate’s) property pursuant to Sections 734(b), 743(b) and 754 of the Code or comparable provisions of state, local or foreign law.

ARTICLE IX

LIABILITY, EXCULPATION AND INDEMNIFICATION

Section 9.1. Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the LLC (or of any Controlled Affiliate thereof), whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC (or such Controlled Affiliate), and no Covered Person shall be obligated personally for any such debt, obligation or liability of the LLC (or any Controlled Affiliate thereof) solely by reason of being a Covered Person.

Section 9.2. Exculpation.

(a) No Covered Person shall be liable to the LLC, any Controlled Affiliate thereof or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the LLC or any Controlled Affiliate thereof and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of any action or inaction of such Covered Person which constituted fraud, gross negligence, willful misconduct or a breach of this Agreement or the Purchase Agreement.

(b) A Covered Person shall be fully protected in relying in good faith upon the records of the LLC (or of any Controlled Affiliate thereof) and upon such information, opinions, reports or statements presented to the Covered Person by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC (or any Controlled Affiliate thereof).

Section 9.3. Fiduciary Duty.

(a) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the LLC, any Controlled Affiliate thereof or any Member, a Covered Person acting under this Agreement shall not be liable to the LLC, any Controlled Affiliate thereof or any Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person.

(b) Unless otherwise expressly provided herein, whenever a conflict of interest exists or arises between the Manager Member and any other Member or the LLC (or any Controlled Affiliate thereof) (other than in the case of any action permitted to be taken by the Manager Member in its “discretion” or “sole discretion”, with respect to which this sentence shall not be applicable)), the Manager Member shall resolve such conflict of interest considering the relative interests of each party (including its own interest) to such conflict and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. A resolution reached by the Manager Member of a conflict of interest described in the preceding sentence shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Manager Member at law or in equity or otherwise unless the Managing Member did not act in good faith.

(c) Whenever in this Agreement the Manager Member is permitted or required to make a decision (i) in its “discretion” or “sole discretion” or under a grant of similar authority or latitude, the Manager Member shall be entitled to consider such interests and factors as it desires, including its own interests, and to reach any decision it may select regardless of the reasons therefor, or (ii) in its “good faith” or under another express standard, the Manager Member shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law.

(d) Wherever in this Agreement a factual determination is called for and the applicable provision of this Agreement does not indicate what party or parties are to make the applicable factual determination, and/or the applicable standard to be used in making the factual determination, such determination shall be made by the Manager Member in the exercise of reasonable discretion.

Section 9.4. Indemnification. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the LLC for any loss, damage or claim (including any amounts paid in settlement of any such claims) including expenses, fines, penalties and counsel fees and expenses incurred by such Covered Person (“Losses”) by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the LLC (or any Controlled Affiliate thereof) and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any Losses incurred by such Covered Person by reason of any action or inaction of such Covered Person which constituted fraud, gross negligence, willful misconduct or a breach of this Agreement or the Purchase Agreement; provided, however, that any indemnity under this Section 9.4 shall be provided out of and to the extent of LLC assets only, and no Member or Covered Person shall have any personal liability to provide indemnity on account thereof.

Section 9.5. Notice; Opportunity to Defend and Expenses.

(a) Promptly after receipt by any Covered Person from any third party of notice of any demand, claim or circumstance that, immediately or with the lapse of time, would reasonably be expected to give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that could reasonably be expected to result in any Losses with respect to which the Covered Person might be entitled to indemnification from the LLC under Section 9.4, the Covered Person shall give written notice thereof (the “Claims Notice”) to the Management Committee and the Manager Member; provided, however, that a failure to give such notice shall not prejudice the Covered Person’s right to indemnification hereunder except to the extent that the LLC, a Controlled Affiliate thereof or the Manager Member is actually prejudiced thereby. The Claims Notice shall describe the Asserted Liability in such reasonable detail as is practicable under the circumstances, and shall, to the extent practicable under the circumstances, indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Covered Person.

(b) The LLC may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability; provided, however, that if the named parties to any action or proceeding include (or could reasonably be expected to include) both the LLC (or a Controlled Affiliate thereof) and a Covered Person, or more than one Covered Persons, and the LLC is advised by counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the Covered Person may engage separate counsel at the expense of the LLC. If the LLC elects to compromise or defend such Asserted Liability, it shall within twenty (20) business days (or sooner, if the nature of the Asserted Liability so requires) notify the Covered Person of its intent to do so, and the Covered Person shall cooperate, at the expense of the LLC, in the compromise of, or defense against, such Asserted Liability. If the LLC elects not to compromise or defend the Asserted Liability, fails to notify the Covered Person of its election as herein provided, contests its obligation to provide indemnification under this Agreement, or fails to make or ceases making a good faith and diligent defense, the Covered Person may pay, compromise or defend such Asserted Liability all at the expense of the Covered Person (in accordance with the provisions of Section 9.5(c) below). Except as set forth in the preceding sentence, neither the LLC nor the Covered Person may settle or compromise any claim over the objection of the LLC or the Manager Member; provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the LLC and the Covered Person may participate at their own expense, in the defense of such Asserted Liability. The Covered Person shall in any event make available to the LLC any books, records or other documents within its control that are necessary or appropriate for such defense, all at the expense of the LLC.

(c) If the LLC elects not to compromise or defend an Asserted Liability, or fails to notify the Covered Person of its election as above provided, then, to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any Asserted Liability, shall, from time to time, be advanced by the LLC prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the LLC of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 9.4 hereof. The LLC may, if the Manager Member deems it appropriate, require any Covered Person for whom expenses are advanced to deliver adequate security to the LLC for his or her obligation to repay such indemnification.

Section 9.6. Miscellaneous.

(a) The right of indemnification hereby provided shall not be exclusive of, and shall not affect, any other rights to which a Covered Person may be entitled at law, under other agreements or otherwise. Nothing contained in this Article X shall limit any lawful rights to indemnification existing independently of this Article X.

(b) The indemnification rights provided by this Article X shall also inure to the benefit of the heirs, executors, administrators, successors and assigns of a Covered Person and any officers, directors, members, partners, shareholders, employees and Affiliates of such Covered Person (and any former officer, director, member, partner, shareholder or employee of such Covered Person, if the Loss was incurred while such Person was an officer, director, member, partner, shareholder or employee of such Covered Person). The Manager Member (or the Management Committee with the consent of the Manager Member, such consent not to be unreasonably withheld) may extend the indemnification called for by Section 9.4 to non-employee agents of the LLC (or any Controlled Affiliate thereof), the Manager Member or its Affiliates.

ARTICLE X

MISCELLANEOUS

Section 10.1. Notices. All notices, requests, elections, consents or demands permitted or required to be made under this Agreement (“Notices”) shall be in writing, signed by the Person or Persons giving such notice, request, election, consent or demand and shall be delivered personally or by confirmed facsimile, or sent by registered, certified mail or commercial courier to the Members at their addresses set forth on the signature pages hereof or on Schedule A hereto, or to the LLC as described in the next sentence (as applicable), or at such other addresses as may be supplied by written notice given in conformity with the terms of this Section 10.1. All Notices to the LLC shall be made to the Manager Member at the address set forth on the signature pages hereof or on Schedule A hereto, with a copy (which shall not constitute notice) to the Management Committee at the principal offices of the LLC. The date of any such personal or facsimile delivery, or the date of delivery by an overnight courier, or the date five (5) days after the date of mailing by registered or certified mail, as applicable, shall be the date of such notice having been delivered hereunder.

Section 10.2. Successors and Assigns. Subject to the restrictions on Transfer set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Members, their respective successors, successors-in-title, heirs and assigns, and each and every successors-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure or by any other method, and each shall hold such interest subject to all of the terms and provisions of this Agreement.

Section 10.3. Amendments. No amendments may be made to this Agreement without (i) the prior written consent of the Manager Member and (ii) the approval of the Management Committee; provided, however, that, without the vote, consent or approval of any other Member, the Manager Member shall make such amendments and additions to Schedule A hereto as are required by the provisions hereof; and, provided further, that, without the vote, consent or approval of any other Member, the Manager Member may amend this Agreement to cure any ambiguity, correct or supplement any provision hereof which is incomplete or inconsistent with any other provision hereof, or correct any printing, stenographic or clerical errors or omissions. If the Manager Member shall make any amendments or additions to Schedule A hereto or to this Agreement without the vote, consent or approval of any other Member (as provided for in the preceding sentence), it shall notify the Management Committee of such change and provide the Management Committee with a copy thereof.

Section 10.4. No Partition. No Member, nor any successor-in-interest to any Member, shall have the right while this Agreement remains in effect to have the property of the LLC partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the LLC partitioned, and each Member, on behalf of itself, its successors, representatives, heirs and assigns, hereby waives any such right. It is the intent of the Members that during the term of this Agreement, the rights of the Members and the Employee Stockholders, and their respective successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Member or successors-in-interest to assign, Transfer, sell or otherwise dispose of his interest in the LLC shall be subject to the limitations and restrictions of this Agreement.

Section 10.5. No Waiver; Cumulative Remedies. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member’s right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 10.6. Dispute Resolution. All disputes arising in connection with this Agreement shall be resolved by binding arbitration in accordance with the applicable rules of the American Arbitration Association. The arbitration shall be held in the Borough of Manhattan in the City of New York before a single arbitrator selected in accordance with Section 11 of the American Arbitration Association Commercial Arbitration Rules who shall have substantial business experience in the investment advisory industry, and shall otherwise be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules. The parties covenant that they will participate in the arbitration in good faith and that they will share equally its costs except as otherwise provided herein. The provisions of this Section 10.6 shall be enforceable in any court of competent jurisdiction, and the parties shall bear their own costs in the event of any proceeding to enforce this Agreement except as otherwise provided herein. The arbitrator shall assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party or parties and any expenses incurred in connection with compelling arbitration) in favor of the prevailing party or parties against the other party or parties to such proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorney’s fees, incurred by the other party in enforcing the award.

Section 10.7. Prior Agreements Superseded. This Agreement, together with the schedules and exhibits hereto, supersedes the prior understandings and agreements among the parties with respect to the subject matter hereof and thereof.

Section 10.8. Captions. Titles or captions of Articles or Sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

Section 10.9. Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Members notwithstanding that all Members have not signed the same counterpart.

Section 10.10. Applicable Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware, without applying the choice of law or conflicts of law provisions thereof. Each of the parties hereby consents to personal jurisdiction, service of process and venue in the federal or state courts sitting in the Borough of Manhattan in the City of New York for any claim, suit or proceeding arising under this Agreement to enforce any arbitration award or obtain equitable relief and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court (subject to the provisions of Section 10.6 hereof). To the extent permitted by law, each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in Section 10.1 hereof. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions.

Section 10.11. Interpretation. All terms herein using the singular shall include the plural; all terms using the plural shall include the singular; in each case, the term shall be as appropriate to the context of each sentence. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine and neuter, whichever shall be applicable. Any reference to the Code, the Act or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned. The parties intend that this Agreement and the provisions contained herein shall not be construed or interpreted for or against any party hereto because that party drafted or caused that party’s legal representative to draft any of its provisions.

Section 10.12. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

Section 10.13. Creditors. None of the provisions of this Agreement shall be for the benefit of or, to the extent permitted by law, enforceable by any creditor of (i) any Member, (ii) any Employee Stockholder or (iii) the LLC, other than a Member who is also a creditor of the LLC.

Section 10.14. References to This Agreement. Numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement unless otherwise expressly stated. References to paragraphs refer to paragraphs in the same Section unless otherwise expressly stated. References to clauses refer to clauses in the same paragraph unless otherwise expressly stated.

Section 10.15. Exhibits, Schedules and Annexes. All Exhibits, Schedules and Annexes attached to this Agreement are incorporated and shall be treated as if set forth herein. Only the Manager Member and the members of the Management Committee shall have the right to review Schedule A hereto, and each of the Non-Manager Members and Employee Stockholders (in his or her capacity as a Non-Manager Member or Employee Stockholder, as applicable) expressly waives his or her rights under the Act (including without limitation under Section 18-315 thereof) to review Schedule A hereto (and acknowledges and agrees that such waiver is reasonable in light of the interests of the LLC and its Members). Each Non-Manager Member shall have the right to receive a copy of this Agreement and the Exhibits, Schedules and Annexes attached hereto, provided that Schedule A will be redacted as to names, LLC Units, Capital Contributions, and other financial information of the other Members, and such Non-Manager Member shall have the right to review only that information regarding such Non-Manager Member’s own LLC Units, Capital Contribution, as well as the total number of outstanding LLC Units and the total amount of capital contributed by the Members in the aggregate. Notwithstanding the foregoing, the Management Committee may in its sole discretion furnish to any one or more Non-Manager Members (and to the exclusion of any one or more other Non-Manager Members) such additional information relating to Schedule A as the Management Committee (in its sole discretion) determines from time to time.

Section 10.16. Additional Documents and Acts. Each Non-Manager Member and Employee Stockholder agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be reasonably requested by the Manager Member to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the actions contemplated hereby.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Initial Non-Manager Members and the Manager Member have executed and delivered this Amended and Restated Limited Liability Company Agreement as of the day and year first above written.

MANAGER MEMBER: HIGHBURY FINANCIAL INC By: /s/ Richard S. Foote Name: Richard S. Foote Title: President and Chief Executive Offer Address 999 Eighteenth Street, Suite 3000 Denver, Colorado 80202

NON-MANAGER MEMBERS:

/s/ Stuart Bilton
Stuart Bilton

/s/ Kenneth C. Anderson
Kenneth C. Anderson

/s/ Gerald Dillenburg
Gerald Dillenburg

/s/ Christine R. Dragon
Christine R. Dragon

/s/ Joseph Hays
Joseph Hays

/s/ Betsy Heaberg
Betsy Heaberg

/s/ David Robinow
David Robinow

/s/ John Rouse
John Rouse

PROXY

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF HIGHBURY FINANCIAL INC.

The undersigned appoints R. Bruce Cameron or Richard S. Foote, as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Highbury Financial Inc. (“Highbury”) held of record by the undersigned on ______, 2006, at the Annual Meeting of Stockholders to be held on ______, 2006, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2 & 3. THE HIGHBURY BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

HIGHBURY MAY POSTPONE THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE HIGHBURY BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NUMBERS 1, 2 & 3. THE HIGHBURY BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

1.  To adopt the Asset Purchase Agreement among Highbury, Aston Asset Management LLC, ABN AMRO Asset Management Holdings, Inc., ABN AMRO Investment Fund Services, Inc., ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., Tamro Capital Partners LLC, Veredus Asset Management LLC, and River Road Asset Management, LLC.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
If you voted "AGAINST" Proposal Number 1 and you hold shares of Highbury common stock issued in the Highbury initial public offering, you may exercise your conversion rights and demand that Highbury convert your shares of common stock into a pro rata portion of the trust account by marking the "Exercise Conversion Rights" box below. If you exercise your conversion rights, then you will be exchanging your shares of Highbury common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you continue to hold these shares through the effective time of the acquisition and tender your stock certificate to Highbury. Failure to (a) vote against the adoption of the Asset Purchase Agreement, (b) check the following box and (c) submit this proxy in a timely manner will result in the loss of your conversion rights

I HEREBY EXERCISE MY CONVERSION RIGHTS ☐
2.  To approve an amendment to the Certificate of Incorporation of Highbury to remove the preamble and Sections A through G, inclusive, of Article Fifth from the Certificate of Incorporation from and after the closing of the acquisition.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. Election of Directors Nominee: Russel L. Appel	FOR the nominee listed below ☐	WITHHOLD AUTHORITY to vote for the nominee listed below ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT			☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature ______________________    Signature ______________________    Date ______________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.